                                                    Registration Nos. 333-153093
                                                                       811-08561

       As filed with the Securities and Exchange Commission on May 1, 2009

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-effective Amendment No. [ ]

     Post-Effective Amendment No. [1]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No. [129]

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, including Area Code)

                              Lauren W. Jones, Esq.
                                  Chief Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on May 1, 2009 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CORPORATE INVESTOR SELECT(SM)

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL") through its Separate Account VL-R

                            THIS PROSPECTUS IS DATED
                                   MAY 1, 2009

This prospectus describes Corporate Investor Select flexible premium variable universal life insurance Policies issued by AGL. Corporate Investor Select Policies provide life insurance coverage with flexibility in death benefits, PREMIUM PAYMENTS and investment options. During the lifetime of the insured person you may designate or change the BENEFICIARY to whom Corporate Investor Select pays the DEATH BENEFIT upon the insured person's death. You choose one of two death benefit options.

For information on how to contact AGL, please see "CONTACT INFORMATION" on page
5.

The Index of Special Words and Phrases on page 57 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This Policy is available to individuals, corporations, and other organizations. This Policy may be sold under certain arrangements that include those in which a trustee or an employer, for example, purchases policies covering a certain class of individuals. Other arrangements include those in which an employer allows us to sell the Policy to its employees or retirees on an individual basis.

This prospectus generally describes only the variable portions of the Policy, except where the declared fixed interest account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("declared fixed interest account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("SEPARATE ACCOUNT") to invest in the Corporate Investor Select investment options. Currently, the Corporate Investor Select variable investment options each purchase shares of a corresponding FUND of:

..    AIM Variable Insurance Funds ("AIM V.I.")

..    The Alger American Fund ("Alger American")

..    American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

..    Credit Suisse Trust ("Credit Suisse Trust")

..    Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")

..    Janus Aspen Series ("Janus Aspen")

..    MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT")

..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..    Oppenheimer Variable Account Funds ("Oppenheimer")

..    PIMCO Variable Insurance Trust ("PIMCO VIT")

..    Pioneer Variable Contracts Trust ("Pioneer")

..    Putnam Variable Trust ("Putnam VT")

..    SunAmerica Series Trust ("SunAmerica ST")

..    VALIC Company I ("VALIC Co. I")

..    Van Kampen Life Investment Trust ("Van Kampen LIT")

..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 19 for a complete list of the variable investment options and their respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our ADMINISTRATIVE CENTER shown under "Contact Information" on page 5.

THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS. IF THE CASH SURRENDER VALUE (THE ACCUMULATION VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..................................................................    6
POLICY BENEFITS................................................................................    6
   DEATH BENEFIT...............................................................................    6
      DEATH BENEFIT PROCEEDS...................................................................    6
      DEATH BENEFIT OPTION 1 AND OPTION 2......................................................    6
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS............................    7
      FULL SURRENDERS..........................................................................    7
      PARTIAL SURRENDERS.......................................................................    7
      TRANSFERS................................................................................    7
      POLICY LOANS.............................................................................    7
   PREMIUMS....................................................................................    7
      FLEXIBILITY OF PREMIUMS..................................................................    7
      FREE LOOK................................................................................    8
   THE POLICY..................................................................................    8
      OWNERSHIP RIGHTS.........................................................................    8
      SEPARATE ACCOUNT.........................................................................    8
      DECLARED FIXED INTEREST ACCOUNT..........................................................    8
      ACCUMULATION VALUE.......................................................................    8
      PAYMENT OPTIONS..........................................................................    8
      TAX BENEFITS.............................................................................    8
   SUPPLEMENTAL BENEFITS AND RIDERS............................................................    9
POLICY RISKS...................................................................................    9
   INVESTMENT RISK.............................................................................    9
   RISK OF LAPSE...............................................................................    9
   TAX RISKS...................................................................................    9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS..................................................   10
   POLICY LOAN RISKS...........................................................................   10
PORTFOLIO RISKS................................................................................   10
TABLES OF CHARGES..............................................................................   11
GENERAL INFORMATION............................................................................   16
   AMERICAN GENERAL LIFE INSURANCE COMPANY.....................................................   16
   SEPARATE ACCOUNT VL-R.......................................................................   17
   ADDITIONAL INFORMATION......................................................................   17
   COMMUNICATION WITH AGL......................................................................   17
      ADMINISTRATIVE CENTER....................................................................   17
      E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS...................   18
         E-DELIVERY............................................................................   18
         E-SERVICE.............................................................................   18
         TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS.......................................   18
         TELEPHONE TRANSACTIONS................................................................   19
   VARIABLE INVESTMENT OPTIONS.................................................................   19
   VOTING PRIVILEGES...........................................................................   23
   DECLARED FIXED INTEREST ACCOUNT.............................................................   23
      OUR GENERAL ACCOUNT......................................................................   23
      HOW WE DECLARE INTEREST..................................................................   24
   ILLUSTRATIONS...............................................................................   24

POLICY FEATURES................................................................................   24
   AGE.........................................................................................   24
   DEATH BENEFITS..............................................................................   25
      YOUR SPECIFIED AMOUNT OF INSURANCE.......................................................   25
      YOUR DEATH BENEFIT.......................................................................   25
      REQUIRED MINIMUM DEATH BENEFIT...........................................................   25
   PREMIUM PAYMENTS............................................................................   27
      PREMIUM PAYMENTS.........................................................................   27
      PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER..................................   27
      LIMITS ON PREMIUM PAYMENTS...............................................................   27
      CHECKS...................................................................................   28
      PLANNED PERIODIC PREMIUMS................................................................   28
      FREE LOOK PERIOD.........................................................................   28
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS.................................................   28
      FUTURE PREMIUM PAYMENTS..................................................................   28
      TRANSFERS OF EXISTING ACCUMULATION VALUE.................................................   29
         CHARGES...............................................................................   29
         RESTRICTIONS ON TRANSFERS FROM VARIABLE INVESTMENT OPTIONS............................   29
         RESTRICTIONS ON TRANSFERS FROM THE DECLARED FIXED INTEREST ACCOUNT....................   29
      DOLLAR COST AVERAGING....................................................................   29
      AUTOMATIC REBALANCING....................................................................   30
      MARKET TIMING............................................................................   30
      RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS..................   31
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE..................................................   32
      INCREASE IN COVERAGE.....................................................................   32
      DECREASE IN COVERAGE.....................................................................   32
   CHANGING DEATH BENEFIT OPTIONS..............................................................   32
      CHANGE OF DEATH BENEFIT OPTION...........................................................   32
      TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE........................................   32
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS...........................................   33
      VALUATION DATES, TIMES, AND PERIODS......................................................   33
      FUND PRICING.............................................................................   33
      DATE OF RECEIPT..........................................................................   33
      COMMENCEMENT OF INSURANCE COVERAGE.......................................................   33
      DATE OF ISSUE; POLICY MONTHS AND YEARS...................................................   33
      MONTHLY DEDUCTION DAYS...................................................................   33
      COMMENCEMENT OF INVESTMENT PERFORMANCE...................................................   33
      EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE......................   34
   REPORTS TO POLICY OWNERS....................................................................   34
ADDITIONAL BENEFIT RIDERS......................................................................   35
   RIDERS......................................................................................   35
      TERM LIFE INSURANCE BENEFIT RIDER........................................................   35
         RIDER CHARGES.........................................................................   35
         RIDER AMOUNT..........................................................................   35
         TERMINATION OR AUTOMATIC CONVERSION...................................................   35
      RETURN OF PREMIUM RIDER..................................................................   36
      OVERLOAN PROTECTION RIDER................................................................   36
   TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS...............................................   37

POLICY TRANSACTIONS............................................................................   37
   E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS......................   38
   WITHDRAWING POLICY INVESTMENTS..............................................................   38
      FULL SURRENDER...........................................................................   38
      PARTIAL SURRENDER........................................................................   38
      EXCHANGE OF POLICY IN CERTAIN STATES.....................................................   38
      POLICY LOANS.............................................................................   38
      MATURITY OF YOUR POLICY..................................................................   39
      OPTION TO EXTEND COVERAGE................................................................   39
      TAX CONSIDERATIONS.......................................................................   40
POLICY PAYMENTS................................................................................   40
   PAYMENT OPTIONS.............................................................................   40
      CHANGE OF PAYMENT OPTION.................................................................   41
      TAX IMPACT...............................................................................   41
   THE BENEFICIARY.............................................................................   41
   ASSIGNMENT OF A POLICY......................................................................   41
   PAYMENT OF PROCEEDS.........................................................................   41
      GENERAL..................................................................................   41
      DELAY FOR CHECK CLEARANCE................................................................   42
      DELAY OF SEPARATE ACCOUNT VL-R PROCEEDS..................................................   42
      DELAY TO CHALLENGE COVERAGE..............................................................   42
      DELAY REQUIRED UNDER APPLICABLE LAW......................................................   42
   ADJUSTMENTS TO DEATH BENEFIT................................................................   42
      SUICIDE..................................................................................   42
      WRONG AGE OR GENDER......................................................................   43
      DEATH DURING GRACE PERIOD................................................................   43
ADDITIONAL RIGHTS THAT WE HAVE.................................................................   43
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS.................................   44
      POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS"..........................................   44
      STATE LAW REQUIREMENTS...................................................................   44
      EXPENSES OR RISKS........................................................................   44
      UNDERLYING INVESTMENTS...................................................................   44
CHARGES UNDER THE POLICY.......................................................................   44
      PREMIUM EXPENSE CHARGE...................................................................   44
      DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)............................................   44
      FLAT MONTHLY CHARGE......................................................................   45
      MONTHLY INSURANCE CHARGE.................................................................   45
      MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS............................................   45
      PARTIAL SURRENDER PROCESSING FEE.........................................................   46
      TRANSFER FEE.............................................................................   46
      ILLUSTRATIONS............................................................................   46
      POLICY LOANS.............................................................................   46
      CHARGE FOR TAXES.........................................................................   46
      ALLOCATION OF CHARGES....................................................................   46
   MORE ABOUT POLICY CHARGES...................................................................   46
      PURPOSE OF OUR CHARGES...................................................................   46
      GENERAL..................................................................................   47
      CHANGE OF TOBACCO USE....................................................................   47
      GENDER NEUTRAL POLICY....................................................................   47

      COST OF INSURANCE RATES..................................................................   47
ACCUMULATION VALUE.............................................................................   48
      YOUR ACCUMULATION VALUE..................................................................   48
      YOUR INVESTMENT OPTIONS..................................................................   48
POLICY LAPSE AND REINSTATEMENT.................................................................   48
FEDERAL TAX CONSIDERATIONS.....................................................................   49
   TAX EFFECTS.................................................................................   49
      GENERAL..................................................................................   49
      TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS...........................................   50
      OTHER EFFECTS OF POLICY CHANGES..........................................................   50
      POLICY CHANGES AND EXTENDING COVERAGE....................................................   51
      RIDER BENEFITS...........................................................................   51
      TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT..   51
      TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT......   51
      POLICY LAPSES AND REINSTATEMENTS.........................................................   52
      DIVERSIFICATION AND INVESTOR CONTROL.....................................................   52
      ESTATE AND GENERATION SKIPPING TAXES.....................................................   53
      LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS..............................................   53
      PENSION AND PROFIT-SHARING PLANS.........................................................   54
      OTHER EMPLOYEE BENEFIT PROGRAMS..........................................................   54
      ERISA....................................................................................   55
      OUR TAXES................................................................................   55
      WHEN WE WITHHOLD INCOME TAXES............................................................   55
      TAX CHANGES..............................................................................   55
LEGAL PROCEEDINGS..............................................................................   55
FINANCIAL STATEMENTS...........................................................................   56
INDEX OF SPECIAL WORDS AND PHRASES.............................................................   57

                               CONTACT INFORMATION

ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE CORPORATE INVESTOR SELECT POLICIES.

                             ADMINISTRATIVE CENTER:

(EXPRESS DELIVERY)
VUL Administration
2727-A Allen Parkway
Houston, Texas 77019-2191
1-713-831-3443, 1-800-340-2765
(Hearing Impaired) 1-888-436-5256
Fax: 1-713-620-6653
(EXCEPT PREMIUM PAYMENTS)

(U.S. MAIL)
VUL Administration
P. O. Box 4880
Houston, Texas
77210-4880

                                  HOME OFFICE:

2727-A Allen Parkway
Houston, Texas
77019-2191
1-713-831-3443
1-800-340-2765

                               PREMIUM PAYMENTS:

(EXPRESS DELIVERY)
Payments WITH a payment
coupon:
8430 W. Bryn Mawr Ave.
3rd Floor Lockbox 0842
Chicago, IL 60631

(U.S. MAIL)
Payment Processing Center
P.O. Box 0842
Carol Stream, IL 60132-0842

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

     You may currently allocate your accumulation value among the 43 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the declared fixed interest account, which credits a specified rate of interest.

     Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the declared fixed interest account.

DEATH BENEFIT

..    Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned LOAN INTEREST we may have already charged). In your application to buy a Corporate Investor Select Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. We also provide a guarantee of a death benefit equal to the specified amount (less any indebtedness) and any applicable benefit riders for a specific period. This guarantee is not applicable if your Policy has lapsed.

..    Death Benefit Option 1 and Option 2: You must choose one of the two options at the time we issue your Policy.

          . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

          . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of notification of the insured person's death.

     Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "REQUIRED MINIMUM DEATH BENEFIT" on page 25.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..    Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full without charge. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest. We call this amount your "CASH SURRENDER VALUE." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..    Partial Surrenders: You may, at any time after the first POLICY YEAR and before the Policy's MATURITY DATE, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. A partial surrender may have adverse tax consequences.

..    Transfers: Within certain limits, you may make transfers among the variable investment options and the declared fixed interest account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the declared fixed interest account.

..    Policy Loans: You may at any time borrow from us an amount up to your
     Policy's cash surrender value less the interest that will be payable on any existing Policy loans to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states. Loans may have adverse tax consequences.

     We remove from your investment options an amount equal to your LOAN and hold that amount as collateral for the loan. We will credit your Policy monthly with interest on this collateral amount at a guaranteed annual effective rate of 3% (rather than any amount you could otherwise earn in one of our investment options). We charge you interest on your loan at an annual effective rate of 3.75% for the first seven years payable in arrears and 3.25% thereafter payable in arrears. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

PREMIUMS

..    Flexibility of Premiums: The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $25 monthly. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount less than the maximum amount allowed under tax laws. You can pay premiums by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premium payments after the initial premium payment must be sent directly to the address for premium payments shown on page 5. We also accept premium payments by wire or by exchange from another insurance company. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    Free Look: When you receive your Policy, the FREE LOOK period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

..    Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy. You also have other choices during the insured person's lifetime. You may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested,
     (3) choose, when and how much you invest, and (4) choose whether your accumulation value under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary.

..    Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..    Declared Fixed Interest Account: We apply your net premiums to your Policy.
     You may invest your premiums in our declared fixed interest account or in one or more of the variable investment options, or both. The value of our declared fixed interest account will depend on the interest rates that we declare.

..    Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the declared fixed interest account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the declared fixed interest account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..    Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these PAYMENT OPTIONS is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 40.

..    Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance Policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary until there is a distribution. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free.

     Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT, the proceeds from policy loans would not be taxed.

SUPPLEMENTAL BENEFITS AND RIDERS

     You may be eligible to add additional rider benefits to your Policy. We offer several riders that provide supplemental benefits under the Policy. For two of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each MONTHLY DEDUCTION DAY. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the CODE'S definition of life insurance as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

INVESTMENT RISK

     The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

     If you allocate net premiums to the declared fixed interest account, then we credit your accumulation value (in the declared fixed interest account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

     If your cash surrender value is not enough to pay the charges deducted against accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the accumulation value.

TAX RISKS

     We anticipate that the Policy should generally qualify as a life insurance Policy under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     See "Federal Tax Considerations" on page 49. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

     It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. Any outstanding loan balance reduces the amount available to you upon partial or full surrender.

     A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan from the variable investment options and/or declared fixed interest account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the declared fixed interest account.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future. No Policy owner will be charged more than the amount we show under "Maximum Guaranteed Charge" columns.

     AGL may also make available to individuals, corporations and other organizations other variable universal life insurance policies with different features and different charges. Please ask your AGL representative about our other policies.

     The following tables describe the transaction fees and expenses that you will pay at the time that you buy the Policy, withdraw money from the Policy, or transfer amounts between investment options.

                                               TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------
CHARGE                   WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
----------------------   -----------------------   ----------------------------   ----------------------------
PREMIUM EXPENSE CHARGE   Upon receipt of each      9% of the amount of each       9% of the amount of each
POLICY YEARS 4-7/1/      premium payment           premium payment, up to the     premium payment, up to the
                                                   target premium and 5% of any   target premium and 5% of any
                                                   premium amounts in excess of   premium amounts in excess of
                                                   the target premium/2/          the target premium

----------
/1/ The table reflects the premium expense charge for Policy years 4-7. The premium expense charges for Policy years 1-3 and 8 and later, respectively, are shown in the table below.

POLICY YEARS   MAXIMUM GUARANTEED CHARGE           CURRENT CHARGE
------------   ---------------------------------   ---------------------------------
1-3            9% of the amount of each premium    4% of the amount of each premium
               payment, up to the target premium   payment, up to the target premium
               and 5% of any premium amounts in    and 5% of any premium amounts in
               excess of the target premium        excess of the target premium

8 AND LATER    5% of the amount of each premium    5% of the amount of each premium
               payment, up to the target premium   payment, up to the target premium
               and 5% of any premium amounts in    and 5% of any premium amounts in
               excess of the target premium        excess of the target premium

/2/ The TARGET PREMIUM is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on the age, sex and premium class of the insured person, the initial specified amount of your Policy and the types and amounts of any additional benefits included in the Policy.

                                                    TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE        CURRENT CHARGE
----------------------------   ---------------------------   ------------------------------   --------------------------
OVERLOAN PROTECTION RIDER
   One-Time Charge             At time rider is exercised    5.0% of Policy's accumulation    3.5% of Policy's
                                                             value at time rider is           accumulation value at time
                                                             exercised                        rider is exercised

PARTIAL SURRENDER PROCESSING   Upon a partial surrender      The lesser of $25 or 2% of the   $10
FEE                            of your Policy                partial surrender

TRANSFER FEE                   Upon a transfer of            $25 for each transfer/1/         $25 for each transfer/1/
                               accumulation value

POLICY OWNER ADDITIONAL        Upon each request for a       $25                              $0
ILLUSTRATION CHARGE            Policy illustration after
                               the first in a Policy year.

----------
/1/  The first 12 transfers in a Policy year are free of charge.

     The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                                         PERIODIC CHARGES
                                               (OTHER THAN FUND FEES AND EXPENSES)
---------------------------------------------------------------------------------------------------------------------------------
                                                WHEN CHARGE IS
CHARGE                                          DEDUCTED              MAXIMUM GUARANTEED CHARGE     CURRENT CHARGE
---------------------------------------------   -------------------   ---------------------------   -----------------------------
FLAT MONTHLY CHARGE                             Monthly, at the       $10                           $7
                                                beginning of each
                                                POLICY MONTH

COST OF INSURANCE CHARGE/1/
   Maximum Charge/2/                            Monthly, at the       $83.33 per $1,000 of net      $20.15 per $1,000 of net
                                                beginning of each     amount at risk/3/             amount at risk attributable
                                                Policy month          attributable to the Policy    to the Policy

   Minimum Charge/4/                            Monthly, at the       $0.04 per $1,000 of net       $0.01 per $1,000 of net
                                                beginning of each     amount at risk attributable   amount at risk attributable
                                                Policy month          to the Policy                 to the Policy

   Example Charge for the first Policy          Monthly, at the       $0.31 per $1,000 of net       $0.06 per $1,000 of net
   year - for a 50 year old male,               beginning of each     amount at risk attributable   amount at risk attributable
   preferred non-tobacco, with a                Policy month          to the Policy                 to the Policy
   Specified Amount of $500,000

DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)
   Policy years 1-10/5/                         Daily                 annual effective rate of      annual effective rate of
                                                                      0.65% of accumulation value   0.65% of accumulation value
                                                                      invested in the variable      invested in the variable
                                                                      investment options            investment options

POLICY LOAN INTEREST CHARGE - POLICY YEARS      Annually (on your     3.75% of the loan balance     3.75% of the loan balance
1-7/6/                                          Policy anniversary)

----------
/1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, PREMIUM CLASS, Policy year and specified amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 23 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 24 of this prospectus.

/2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 120th birthday. The policy anniversary nearest the insured person's 121st birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, with a specified amount of $50,000.

/3/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, preferred non-tobacco, age 18 at the Policy's DATE OF ISSUE, with a specified amount of $50,000.

/5/  After the 10th Policy year, the maximum daily charge will be as follows:

               Policy years 11-20.. annual effective rate of 0.40%
               Policy years 21+.... annual effective rate of 0.15%

These reductions in the maximum amount of the daily charge are guaranteed.

/6/ After Policy year 7, the Policy Loan Interest Charge will be 3.25% of the loan balance.

     The next tables describe the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                                       PERIODIC CHARGES (OPTIONAL BENEFIT RIDERS ONLY)
----------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER CHARGES      WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED CHARGE     CURRENT CHARGE
---------------------------------   ----------------------------   ---------------------------   ---------------------------
RETURN OF PREMIUM RIDER
   Maximum Charge/1/                Monthly, at the beginning of   $83.33 per $1,000 of net      $20.15 per $1,000 of net
                                    each Policy month              amount at risk attributable   amount at risk attributable
                                                                   to the Policy                 to the Policy

   Minimum Charge/2/                Monthly, at the beginning of   $0.04 per $1,000 of net       $0.01 per $1,000 of net
                                    each Policy month              amount at risk attributable   amount at risk attributable
                                                                   to the Policy                 to the Policy

   Example Charge for the           Monthly, at the beginning of   $0.31 per $1,000 of net       $0.06 per $1,000 of net
   first Policy year - for a        each Policy month              amount at risk attributable   amount at risk attributable
   50 year old male, preferred                                     to the Policy                 to the Policy
   non-tobacco with a
   Specified Amount of $500,000

----------
/1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 120th birthday. The policy anniversary nearest the insured person's 121st birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, with a specified amount of $50,000.

/2/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, preferred non-tobacco, age 18 at the Policy's date of issue, with a specified amount of $50,000.

                                        PERIODIC CHARGES (OPTIONAL BENEFIT RIDERS ONLY)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  MAXIMUM GUARANTEED
CHARGE                              WHEN CHARGE IS DEDUCTED                       CHARGE                 CURRENT CHARGE
---------------------------------   -------------------------------------------   --------------------   ----------------------
TERM LIFE INSURANCE BENEFIT RIDER
   Rider Monthly Expense            Monthly, at the beginning of each             $1.02 per $1,000 of    $0 per $1,000 of rider
   Maximum Charge/1/                Policy month. This charge is assessed         rider amount           amount
                                    during the first 10 Policy years and
                                    the first 10 Policy years following an
                                    increase in the rider amount./2/

   Rider Monthly Expense            Monthly, at the beginning of each             $0.03 per $1,000 of    $0 per $1,000 of rider
   Minimum Charge/3/                Policy month. This charge is assessed         rider amount           amount
                                    during the first 10 Policy years and the
                                    first 10 Policy years following an increase
                                    in the rider amount.

   Rider Monthly Expense            Monthly, at the beginning of each             $0.04 per $1,000 of    $0 per $1,000 of rider
   Example Charge - for a 38        Policy month. This charge is assessed         rider amount           amount
   year old male, preferred         during the first 10 Policy years and
   non-tobacco                      the first 10 Policy years following an
                                    increase in the rider amount.

   Rider Monthly Insurance          Monthly, at the beginning of each             $83.33 per $1,000 of   $20.15 per $1,000 of
   Maximum Charge/4/                Policy month                                  net amount at risk     net amount at risk
                                                                                  attributable to the    attributable to the
                                                                                  rider                  rider

   Rider Monthly Insurance          Monthly, at the beginning of each             $0.04 per $1,000 of    $0.01 per $1,000 of
   Minimum Charge/5/                Policy month                                  net amount at risk     net amount at risk
                                                                                  attributable to the    attributable to the
                                                                                  rider                  rider

   Rider Monthly Insurance          Monthly, at the beginning of each             $0.12 per $1,000 of    $0.02 per $1,000 of
   Example Charge - for the         Policy month                                  net amount at risk     net amount at risk
   first Policy year - for a 38                                                   attributable to the    attributable to the
   year old male, preferred                                                       rider                  rider
   non-tobacco, with a rider
   amount of $100,000

---------------
/1/ The Rider Monthly Expense Charge will vary based on the insured person's sex, age, premium class and the rider amount. The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard tobacco, age 70 at the Policy's date of issue, with a rider amount of $50,000.

/2/ The charge assessed during the first 10 Policy years following an increase in rider coverage is only upon the amount of the increase.

/3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, preferred non-tobacco, age 18 at the Policy's date of issue, with a rider amount of $50,000.

/4/ The Rider Monthly Insurance Maximum Charge will vary based on the insured person's sex, age, premium class and the net amount at risk attributable to the rider. The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 100th birthday. The rider will terminate on the policy anniversary nearest the insured person's 100th birthday. The Maximum Charge is for a male, standard tobacco, with a rider amount of $50,000.

/5/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, preferred non-tobacco, age 18 at the Policy's date of issue, with a rider amount of $50,000.

     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2008. Current and future expenses for the Funds may be higher or lower than those shown.

                          ANNUAL FUND FEES AND EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

                   CHARGE                                      MAXIMUM   MINIMUM
------------------------------------------------------------   -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDE
MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND OTHER
EXPENSES)/1/                                                     1.18%     0.24%

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

----------
/1/ Currently 6 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2010. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                               GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL. The commitments under the Policies are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

     On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

SEPARATE ACCOUNT VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 74 separate "divisions," 43 of which correspond to the 43 variable "investment options" currently available under the Policy. The remaining 31 divisions, and all of these 43 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies, and AGL is obligated to pay all amounts due the Policy owners under the Policies.

ADDITIONAL INFORMATION

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

     E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

          E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.americangeneral.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

          E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.americangeneral.com, click the "Create Account" link beneath the E-Service login box, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

          Telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 19):

          .    transfer of accumulation value;*

          .    change of allocation percentages for premium payments; *

          .    change of allocation percentages for Policy deductions; *

          .    telephone transaction privileges; *

          .    loan;*

          .    full surrender;

          .    partial surrender;*

          .    change of beneficiary or contingent beneficiary;

          .    loan repayments or loan interest payments;

          . change of death benefit option or manner of death benefit payment;

          .    change in specified amount;

          . addition or cancellation of, or other action with respect to any benefit riders;

          .    election of a payment option for Policy proceeds; and

          .    tax withholding elections.

----------
*    These transactions are permitted by E-Service, by telephone or in writing.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

VARIABLE INVESTMENT OPTIONS

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Except as noted below, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

                   VARIABLE INVESTMENT OPTIONS                            INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-----------------------------------------------------------------   -----------------------------------------------------------
AIM V.I. International Growth Fund - Series I Shares                Invesco Aim Advisors, Inc.
                                                                    (Invesco Asset Management Deutschland, GmbH)
                                                                    (Invesco Asset Management (Japan) Limited)
                                                                    (Invesco Asset Management Limited)
                                                                    (Invesco Australia Limited)
                                                                    (Invesco Global Asset Management (N.A.), Inc.)
                                                                    (Invesco Hong Kong Limited)
                                                                    (Invesco Institutional (N.A.), Inc.)
                                                                    (Invesco Senior Secured Management, Inc.)
                                                                    (Invesco Trimark Ltd.)

Alger American Capital Appreciation Portfolio - Class O Shares      Fred Alger Management, Inc.

Alger American MidCap Growth Portfolio - Class O Shares             Fred Alger Management, Inc.

American Century(R) VP Value Fund                                   American Century Investment Management, Inc.

Credit Suisse Trust U.S. Equity Flex I Portfolio/1/                 Credit Suisse Asset Management, LLC

Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2/2/    Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Investments Money Management, Inc.)
                                                                    (Fidelity Management & Research (U.K.) Inc.)
                                                                    (Fidelity Research & Analysis Company)

Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/3/        Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Management & Research (U.K.) Inc.)
                                                                    (Fidelity Research & Analysis Company)

Fidelity(R) VIP Equity-Income Portfolio - Service Class 2           Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Management & Research (U.K.) Inc.)
                                                                    (Fidelity Research & Analysis Company)

Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2/4/         Strategic Advisers(R), Inc.

Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/5/         Strategic Advisers(R), Inc.

Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/6/         Strategic Advisers(R), Inc.

Fidelity(R) VIP Growth Portfolio - Service Class 2                  Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Management & Research (U.K.) Inc.)
                                                                    (Fidelity Research & Analysis Company)

Fidelity(R) VIP Mid Cap Portfolio - Service Class 2                 Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Management & Research (U.K.) Inc.)
                                                                    (Fidelity Research & Analysis Company)

                   VARIABLE INVESTMENT OPTIONS                            INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-----------------------------------------------------------------   -----------------------------------------------------------
Franklin Templeton VIP Franklin Small Cap Value Securities Fund     Franklin Advisory Services, LLC
   - Class 2

Franklin Templeton VIP Franklin U.S. Government Fund - Class 2      Franklin Advisers, Inc.

Franklin Templeton VIP Mutual Shares Securities Fund - Class 2/7/   Franklin Mutual Advisers, LLC

Franklin Templeton VIP Templeton Foreign Securities Fund -          Templeton Investment Counsel, LLC
   Class 2

Janus Aspen Enterprise Portfolio - Service Shares/8/                Janus Capital Management LLC

MFS(R) VIT New Discovery Series - Initial Class/9/                  Massachusetts Financial Services Company

MFS(R) VIT Research Series - Initial Class/10/                      Massachusetts Financial Services Company

Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I             Neuberger Berman Management LLC (Neuberger Berman, LLC)

Neuberger Berman AMT Socially Responsive Portfolio - Class I/11/    Neuberger Berman Management LLC (Neuberger Berman, LLC)

Oppenheimer Balanced Fund/VA - Non-Service Shares/12/               OppenheimerFunds, Inc.

Oppenheimer Global Securities Fund/VA - Non-Service Shares          OppenheimerFunds, Inc.

PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio -              Pacific Investment Management Company LLC
   Administrative Class/13/

PIMCO VIT Real Return Portfolio - Administrative Class/14/          Pacific Investment Management Company LLC

PIMCO VIT Short-Term Portfolio - Administrative Class               Pacific Investment Management Company LLC

PIMCO VIT Total Return Portfolio - Administrative Class             Pacific Investment Management Company LLC

Pioneer Mid Cap Value VCT Portfolio - Class I Shares                Pioneer Investment Management, Inc.

Putnam VT Diversified Income Fund - Class IB                        Putnam Investment Management, LLC (Putnam Investment
                                                                    Limited)

Putnam VT International Growth and Income Fund - Class IB           Putnam Investment Management, LLC (Putnam Advisory
                                                                    Company, LLC)
                                                                    (Putnam Investment Limited)

SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares          SunAmerica Asset Management Corp.

SunAmerica ST Balanced Portfolio - Class 1 Shares/15/               SunAmerica Asset Management Corp.
                                                                    (J. P. Morgan Investment Management Inc.)

VALIC Co. I International Equities Fund                             VALIC* (AIG Global Investment Corp.)

VALIC Co. I Mid Cap Index Fund                                      VALIC* (AIG Global Investment Corp.)

VALIC Co. I Money Market I Fund                                     VALIC* (SunAmerica Asset Management Corp.)

VALIC Co. I Nasdaq-100(R) Index Fund                                VALIC* (AIG Global Investment Corp.)

VALIC Co. I Science & Technology Fund/16/                           VALIC* (RCM Capital Management, LLC)
                                                                    (T. Rowe Price Associates, Inc.)
                                                                    (Wellington Management Company, LLP)

VALIC Co. I Small Cap Index Fund                                    VALIC* (AIG Global Investment Corp.)

VALIC Co. I Stock Index Fund                                        VALIC* (AIG Global Investment Corp.)

Van Kampen LIT Growth and Income Portfolio - Class I Shares         Van Kampen Asset Management

Vanguard** VIF High Yield Bond Portfolio                            Wellington Management Company, LLP

Vanguard** VIF REIT Index Portfolio                                 The Vanguard Group, Inc.

----------
/1/ The Fund type for Credit Suisse Trust U.S. Equity Flex I Portfolio is capital growth.

/2/ The Fund type for Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2 is high total return.

/3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.

/4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.

/5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.

/6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.

/7/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation, with income as a secondary goal.

/8/ The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.

/9/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.

/10/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.

/11/ The Fund type for Neuberger Berman AMT Socially Responsive Portfolio -
     Class I Shares is long-term growth by investing primarily in securities meeting the Fund's financial criteria and social policy.

/12/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.

/13/ The Fund type for PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio -
     Administrative Class is maximum real return.

/14/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.

/15/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.

/16/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.

*    "VALIC" means The Variable Annuity Life Insurance Company.

**   "Vanguard" is a trademark of the Vanguard Group, Inc.

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

     We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

     From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 44.

VOTING PRIVILEGES

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

DECLARED FIXED INTEREST ACCOUNT

     We invest any accumulation value you have allocated to the declared fixed interest account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the declared fixed interest account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 46. The "daily charge" described on page 44 and the fees and expenses of the Funds discussed on page 16 do not apply to the declared fixed interest account.

     You may transfer accumulation value into the declared fixed interest account at any time. However, there are restrictions on the amount you may transfer out of the declared fixed interest account in a Policy year. Please see "Transfers of existing accumulation value" on page 29.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared fixed interest account. Unlike the Separate Account, the assets in the general account may be used to pay liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our declared fixed interest account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our declared fixed interest account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our declared fixed interest account, but it will always be at an annual effective rate of at least 3%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our declared fixed interest account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our declared fixed interest account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ILLUSTRATIONS

     We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a customized illustration. A customized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selection of a death benefit option, specified amount, PLANNED PERIODIC PREMIUMS, riders, and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar customized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for customized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                 POLICY FEATURES

AGE

     Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

DEATH BENEFITS

     Your specified amount of insurance. In your application to buy a Corporate Investor Select Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

     Your death benefit. You must choose one of the two options at the time we issue your Policy. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the option you choose, the death benefit we will pay is:

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of notification of the insured person's death.

     See "Partial surrender" on page 38 for more information about the effect of partial surrenders on the amount of the death benefit.

     Under Option 2, your death benefit will tend to be higher than under Option
1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will tend to be higher under Option 1 than under Option 2.

     Any premiums we receive after notification of the insured person's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value in order for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

     If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, so long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

     The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

     If at any time the required minimum death benefit is more than the death benefit payable under the option you selected, the death benefit payable would be the required minimum death benefit.

     Under federal tax law rules, if you selected death benefit Option 1 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to a level where the required minimum death benefit becomes applicable. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1.

     If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. (This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.)

     If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 24 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a 50 year old male, preferred non-tobacco. This individual is the same insured whose characteristics we used to illustrate the "Example Charge" in each of the Tables of Charges beginning on page 11 of this prospectus. The percentages shown are for certain ages of a male insured.

                          APPLICABLE PERCENTAGES UNDER
                          CASH VALUE ACCUMULATION TEST

   INSURED
  PERSON'S
ATTAINED AGE    40    45    50    55    60    65    70    75    99   100+
------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ----
%              407%  343%  292%  249%  214%  187%  165%  148%  104%   100%

     If you selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older.

     The applicable required minimum death benefit percentages under the guideline premium test for certain ages from 40 to 95 are set forth in the following table.

                          APPLICABLE PERCENTAGES UNDER
                             GUIDELINE PREMIUM TEST

   INSURED
   PERSON'S
ATTAINED AGE*    40    45    50    55    60    65    70    75   95+
-------------   ---   ---   ---   ---   ---   ---   ---   ---   ---
 %              250%  215%  185%  150%  130%  120%  115%  105%  100%

----------
* Age nearest birthday at the beginning of the Policy year in which the insured person dies.

     Your Policy calls the multipliers used for each test the "Death Benefit Corridor" rate.

PREMIUM PAYMENTS

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a premium payment that is less than $300. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 28, will be allocated upon receipt to the available investment options you have chosen.

     Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

     When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 34 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

     We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 49. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 32).

     Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

     Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero ("cash surrender value" is explained under "Full surrender" on page 38). The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, as a result of the deductions we periodically make from your accumulation value.

     Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium. Californians age 60 and above may elect an immediate allocation to the selected investment options.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 30, "Restrictions initiated by the Funds and information sharing obligations" on page 31 and "Additional Rights That We Have" on page
43).

     . Charges. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.

     . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

     . Restrictions on transfers from the declared fixed interest account. You may make transfers from the declared fixed interest account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

          The maximum total amount you may transfer from the declared fixed interest account each year is limited to the greater of "a" or "b" below:

          a. 25% of the unloaned accumulation value you have in the declared fixed interest account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the declared fixed interest account); or

          b. the total amount you transferred or surrendered from the declared fixed interest account during the previous Policy year.

          The minimum amount you may transfer from the declared fixed interest account is $500, unless you are transferring the entire amount you have in the declared fixed interest account.

     Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from your chosen variable investment option to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made

(other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. (The term "valuation period" is described on page 33.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in your chosen investment option from which you are making transfers becomes exhausted. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Market Timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Policy owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

     We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

     We are required to monitor the Policies to determine if a Policy owner requests:

     . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

     . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

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



     . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

     . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

     If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

     In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

     (1) if a Policy owner requests an exchange out of any variable investment option into the money market investment option, and

     (2) the same Policy owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

     (3)  the second transaction above is considered market timing.

          Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

     In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

     Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

     Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

     In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

     Increase in coverage. At any time before the Policy's maturity date while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age and risk class of the insured person at the time of the increase. These charges are the same as they would be if we were instead issuing the same amount of additional coverage as a new Corporate Investor Select Policy. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

     Decrease in coverage. After the first Policy year and before the Policy's maturity date, you may request a reduction in the specified amount of coverage, but not below certain minimums. If the insured is younger than 65, the death benefit may be reduced to no less than $50,000, otherwise the minimum is $25,000 (or, if greater, the minimum amount the tax law requires). There is no partial surrender fee assessed for decreases in the specified amount.

CHANGING DEATH BENEFIT OPTIONS

     Change of death benefit option. You may at any time before the Policy's maturity date while the insured person is living, request us to change your choice from death benefit Option 1 to Option 2 or vice-versa:

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change.

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 49 of this prospectus to learn about possible adverse tax consequences of changing your insurance coverage under your Policy.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "VALUATION DATE" or a "business day."

     We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

     Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate insurance rate class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "date of issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt in the Home Office of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day if your request is approved that day or on the next monthly deduction day following approval if we approve your request on any other day of the month;

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

     . If you exercise the right to return your Policy described under "Free look period," on page 28 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mailed it to us, the day it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with REINSTATEMENT requests.

REPORTS TO POLICY OWNERS

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

RIDERS

     You may be eligible to add additional rider benefits to your Policy. You can request that your Policy include the additional rider benefits described below. An exception is the overloan protection rider which we automatically issue at the time we issue your Policy provided you selected the guideline premium test. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. The reduction in accumulation value lowers your amount available for withdrawals and could cause your Policy to lapse sooner than it would have otherwise. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 23.

     Term Life Insurance Benefit Rider. This rider provides term life insurance on the life of the Policy's insured person. You must apply for this rider when you apply for the Policy. The insured person can be no older than attained age 70 at application.

     Rider charges. The rider has two charges:

     . a monthly expense charge per $1,000 of the rider amount which will be deducted for the first ten Policy years and for the first ten years following any increase in the rider amount (decreases in the rider amount do not reduce this charge); and

     . a monthly insurance charge based on the insured person's gender, attained age at each Policy anniversary, premium class and net amount at risk attributable to the rider.

     Both charges are illustrated in the Tables of Charges that begin on page
11.

     Rider amount. You may apply for an increase in the rider amount at any time. You may decrease the total amount of coverage after the first Policy year.

     If the insured person dies, we will pay the rider amount to the Policy's beneficiary, or to another beneficiary if the Policy owner has designated a different beneficiary under the rider.

     Termination or automatic conversion. You may elect to terminate this rider at any time. If you do so, the rider charges will cease. If the rider has not previously terminated, then on the Policy anniversary nearest the insured person's age 100:

     .    this rider will terminate; and

     . we will increase the specified amount under the Policy by the rider amount at the time of rider termination.

     You should carefully review the illustrations for this Policy to help you decide if this rider is appropriate for you. The illustrations will show potential Policy values with your specified amount and this rider.

     Return of Premium Rider. This rider provides increases in the death benefit equal to the sum of all premiums paid for the Policy, including premiums for all riders, less:

     . the total amount of all partial withdrawals from the Policy's cash surrender value; and

     . the amount of any Policy loan, reduced by unearned loan interest, if any.

The Return of Premium Rider may not be selected with Death Benefit Option 2. You can purchase this rider only at the time we issue your Policy. The rider has a monthly charge based on the insured person's gender, attained age at each Policy anniversary, premium class and net amount of risk attributable to the Policy.

     Overloan Protection Rider. This rider guarantees that your Policy will not lapse due to interest charges on outstanding Policy loans. This rider allows you to retain the death benefit coverage under your Policy and discontinue paying premiums. We issue this rider automatically when your Policy is issued.

     There is a one- time charge for this rider, currently equal to 3.5% of your Policy's accumulation value when the rider is exercised. This charge will never be greater than 5% of the accumulation value. There is no charge if the rider is never exercised.

     You can request to exercise the rider when:

     . The sum of outstanding Policy loans equals or exceeds 94% of the cash value; and

     .    The Policy has been in force at least until the later of:

          (a)  the Policy anniversary nearest the insured person's age 75; or

          (b)  the 15th Policy anniversary.

     The exercise date of the rider is the monthly deduction day on or next following the date we receive your written request and all requirements for exercising the rider are satisfied. Here are the requirements:

     . There must be sufficient cash surrender value to cover the one-time charge;

     . Death benefit Option 1 must be in force (death benefit Option 1 is equal to the specified amount on the date of the insured person's death);

     . The Policy must not be a modified endowment contract and the guideline premium test must be selected;

     . The sum of all partial surrenders taken to date must equal or exceed the sum of all premiums paid; and

     . The sum of all outstanding policy loans must equal or exceed the sum of the specified amount plus the death benefit amount of any term insurance rider issued on the life of the Policy's insured person.

     On the exercise date the portion of your accumulation value not offset by your outstanding Policy loans will be transferred to, or will remain in, the Fixed Account.

     The following conditions apply beginning with the exercise date:

     . Interest will continue to be credited to your accumulation value and charged against outstanding loans;

     . All future monthly deductions will be waived, including those for any term rider;

     .    No additional premiums will be accepted;

     .    No new policy loans or partial surrenders will be allowed;

     .    Policy loans can be repaid;

     . No changes will be allowed in the specified amount or choice of death benefit option;

     . No transfers or allocations of accumulation value from the Fixed Account will be allowed; and

     . The Policy's death benefit will be the applicable Death Benefit Corridor Rate times the greater of the accumulation value and the outstanding total Policy loan amount.

     The rider will terminate on the earlier of the following dates:

     .    Upon your written request to terminate the rider; or

     .    Upon termination of the Policy.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
49. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 24. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 44.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS

     See page 18 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

WITHDRAWING POLICY INVESTMENTS

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value less any Policy loans, plus any unearned loan interest. We call this amount your "cash surrender value." During the first Policy year, the cash surrender value currently will be equal to accumulation value less any Policy loans plus 40% of the premium expense charge from each premium payment made during the first Policy year. During the second Policy year, the cash surrender value currently will be equal to accumulation value less any Policy loans plus 20% of the premium expense charge from each premium payment made during the first Policy year. We may increase or decrease the percentages of the refund of the premium expense charge in the future.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges. We will not permit a partial surrender if it would cause your Policy to fail to qualify as life insurance under the tax laws. The specified amount remaining after a partial surrender will not be less than the minimum amount allowed.

     You may apply for a partial surrender without reducing your Policy's specified amount of insurance if you meet certain requirements established by us, including satisfactory evidence of insurability.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan and on any existing Policy loans to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that amount as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed annual effective rate of 3% (rather than any amount you could otherwise earn in one of our investment options). We charge you interest on your loan at an annual effective rate of 3.75% for the first seven years payable in arrears and 3.25% thereafter payable in arrears. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

     When a loan is made, we will cancel units from each applicable division of the Separate Account and reduce the unloaned portion of the general account in the ratio that the loan bears to the unloaned Accumulation Value of your Policy, unless you specify otherwise in writing. The amount being borrowed from the Separate Account will be transferred to the general account.

     You may repay all or part of your loan at any time before the death of the insured while your Policy is in force. Each repayment must be at least $100 or the entire loan balance, if less. You must designate any loan repayment as such; otherwise, we will treat it as a premium payment instead. Repayment of a loan will be allocated to the general account. You may tell us how to allocate repayments in excess of any loaned amount. If you do not tell us, any amount in excess of the loaned amount will be transferred from the general account to the divisions in the same ratio currently in effect for the allocation of net premiums. Any unpaid loan and loan interest will be deducted from the proceeds we pay following notification of the insured person's death.

     Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 121st birthday, unless you have elected to extend coverage. See "Option to extend coverage" on page 39.

     Extension of the maturity date beyond the insured person's age 121 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     Option to extend coverage. You may elect to extend your original maturity date. If you do so, and if the insured person is living on the maturity date, coverage will be continued until the date of death of the insured person.

     To elect this option, you must submit a written request on a form acceptable to us, at least 30 days prior to the original maturity date. You will incur no charge for exercising this option.

     The option provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount. Here are the option's additional features:

     .    You may not revoke your exercising this option;

     . No riders attached to this policy will be extended unless otherwise stated in the rider;

     .    No further charges will be assessed on the monthly deduction day;

     .    You may not pay any new premiums;

     .    Interest on policy loans will continue to accrue;

     .    You may repay all or part of a loan at any time; and

     . Your accumulation value in the variable investment options will be transferred to the Fixed Account on your original maturity date.

     Tax considerations. Please refer to "Federal Tax Considerations" on page 49 for information about the possible adverse tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                 POLICY PAYMENTS

PAYMENT OPTIONS

     The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days of the date of notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days of full surrender or the maturity date.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1 - Equal monthly payments for a specified period of time.

     . Option 2 - Equal monthly payments of a selected amount until all amounts are paid out.

     . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4 - Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

     Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment Policy that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 2%.

     Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, the Policy owner or the beneficiary may have tax consequences. The Policy owner or the beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

     General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, until we receive instructions from the appropriate regulator.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders. A new two year period begins if you increase the specified amount. You can increase the specified amount only if the insured is living at the time of the increase. In this case, if the insured commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase. Some states require that we compute differently these periods for non-contestability following a suicide.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . change interest rates and charges as long as we stay within the minimum and maximum charges permitted in your Policy;

     . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other regulatory approvals;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

     .    change our underwriting and premium class guidelines;

     . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval.

         VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

     We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

     Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

     Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                            CHARGES UNDER THE POLICY

     Premium expense charge. In Policy year 1 through 3, we currently deduct 4% of the premiums paid, up to the "target premium" and then 5% on any premium paid in excess of the target premium. In Policy year 4 through 7, we currently deduct 9% of the premiums paid, up to the "target premium" and then 5% on any premium paid in excess of the target premium. The amount we deduct in year 8 and thereafter is 5% of all premium payments. The target premium is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe to be reasonable. We receive this charge to cover costs associated with issuance of the Policy and administrative services.

     Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.65% of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.40%. We guarantee this rate reduction through the Policy's first 20 years. We reserve the right after 20 years to assess up to an annual effective rate of 0.15%. Since the Policies were first offered only in the year 2008, the reduction has not yet taken effect under any outstanding Policies. Policies issued in Maryland refer to this charge as an "account value charge." AGL receives this charge to pay for our mortality and expense risks.

     Flat monthly charge. We will deduct, from the investment option(s) you specify, $7 per month from your accumulation value to cover administrative services we perform, such as regulatory mailings and responding to Policy Owners' inquiries. Also, we have the right to raise this charge at any time to not more than $10 per month.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable before reduction by Policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For an otherwise identical Policy, a greater amount at risk results in a higher monthly insurance charge. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy after the insured person dies. Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy.

     Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

     In general, our cost of insurance rates increase with the insured person's age. The longer you own your Policy, the higher the cost of insurance rate will be. Also, our cost of insurance rates will generally be lower if the insured person is a female than if a male.

     Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers. Insured persons who present particular health, occupational or non-work related risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

     We may offer the Policy on a guaranteed issue basis to certain groups or classes based on our established guidelines, including face amount limitations. Our cost of insurance rates will generally be higher for a guaranteed issue Policy, because there is no medical underwriting. An insured person with no particular health risk would generally pay more for a Policy issued on a guaranteed issue basis.

     Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we offer are term Life Insurance Benefit Rider and Return of Premium Rider. The Overloan Protection Rider is issued automatically with your Policy. The riders are described beginning on page 35, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender. This fee does not apply to reductions in specified amount.

     Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

     Illustrations. If you request illustrations more than once in any Policy year, we may charge $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

     Policy loans. We remove from your investment options an amount equal to your loan and hold that amount as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed annual effective rate of 3% (rather than any amount you could otherwise earn in one of our investment options). We charge you interest on your loan at an annual effective rate of 3.75% for the first seven years payable in arrears and 3.25% thereafter and payable in arrears. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

     Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 16. All maximum guaranteed charges also appear in your Policy.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" below.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy after the insured person dies.

     General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

     AGL may also make available to individuals, corporations and other organizations other variable universal life insurance policies with different features and different charges. Please ask your AGL representative about our other policies.

     Change of tobacco use. If the person insured under your Policy is a tobacco user, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has stopped tobacco use for a sufficient period.

     Gender neutral policy. Our cost of insurance charge rates for a unisex Policy will not be greater than the comparable male rates illustrated in this prospectus.

     Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value first to the oldest increments of specified amount to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning on page 45.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 44 under "Premium Expense Charge." We invest the rest in one or more of the investment options listed in the chart beginning on page 19, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 44 under "Charges under the Policy."

     You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

     We invest any accumulation value you have allocated to the declared fixed interest account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the declared fixed interest account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 46. The "daily charge" described on page 44 and the charges and expenses of the Funds discussed on page 16 do not apply to the declared fixed interest account.

     Policies are "non-participating." You will not be entitled to any dividends from AGL.

                         POLICY LAPSE AND REINSTATEMENT

     If your Policy's cash surrender value falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. In the Policy, you will find additional information about the values and terms of a Policy after it is reinstated. Oregon residents must reinstate within three years.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

     This discussion is based on current federal income tax law and interpretations. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

     We do not know the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service. For instance, the United States Congress has in the past and may in the future consider legislation that, if adopted, could significantly affect the tax treatment of corporate-owned life insurance.

     Current law provides for limited interest deductibility on indebtedness incurred by a corporation, where the corporation is the owner and beneficiary of a contract and the indebtedness is used to purchase a life insurance, annuity or endowment contract, covering the life of an officer or 20% owner of the business. Deductibility on such "key person" insurance is limited to indebtedness that does not exceed an aggregate amount of $50,000 with respect to all policies covering a given individual. Proposals have been made to change the income tax consequences of corporate owned life insurance. To date, no proposals have been adopted which would affect the taxation of corporate owned life insurance. You should consult your tax adviser for further information.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract", as explained in the following discussion. In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined by taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract. A life insurance policy that is received in a tax free exchange under Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Policy changes and extending coverage. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Internal Revenue Code. The 2001 CSO Mortality Tables provide a stated termination date of age 121. The "Option to extend coverage" described on page 39 allows you to continue your Policy beyond the insured person's age 121. The tax consequences of extending the maturity date beyond the age 121 termination date of the 2001 CSO Mortality Tables are unclear. You should consult your personal tax advisor about the effect of any change to your policy as it relates to Section 7702 and the termination date of the Mortality Tables.

     Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

     Taxation of pre-death distributions if your policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) or partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has issued only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for Federal estate tax purposes.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the 2001 Act) brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $3.5 million for decedents dying in 2009. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Internal Revenue Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $3.5 million in 2009. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life Insurance in split dollar arrangements. The Internal Revenue Service and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

     In addition, it should be noted that split dollar arrangement characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining P.S. 58 costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

     Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

         The Financial Statements of AGL and the Separate Account can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-340-2765.

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                      PAGE TO
                                                                    SEE IN THIS
DEFINED TERM                                                        PROSPECTUS
------------                                                       -------------
accumulation value.................................................     48
Administrative Center..............................................     17
automatic rebalancing..............................................     30
beneficiary........................................................     41
cash surrender value...............................................      7
cash value accumulation test.......................................     25
close of business..................................................     33
Code...............................................................     34
Contact Information................................................      5
date of issue......................................................     33
death benefit......................................................      6
dollar cost averaging..............................................     29
free look..........................................................     28
Fund...............................................................      6
grace period.......................................................      9
guideline premium test.............................................     25
loan...............................................................      7
loan interest......................................................      7
maturity date......................................................     39
modified endowment contract........................................     50
monthly deduction day..............................................     33
monthly insurance charge...........................................     45
net amount at risk.................................................     13
payment options....................................................     40
planned periodic premium...........................................     28
Policy month.......................................................     33
Policy year........................................................     33
premium payments...................................................     27
required minimum death benefit.....................................     25
required minimum death benefit percentage..........................     26
reinstatement......................................................     48
Separate Account...................................................     17
specified amount...................................................     25
target premium.....................................................     11
valuation date.....................................................     33
valuation period...................................................     33

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                 Privacy Notice

--------------------------------------------------------------------------
American General Life Companies      .   We have physical, electronic,
knows that your privacy is               and procedural safeguards in
important. You have received this        place that were designed to
notice as required by law and            protect Nonpublic Personal
because you are now or may be a          Information.
customer of one of our companies.
This notice will advise you of the   .   We do not share Nonpublic
types of Nonpublic Personal              Personal Information about you
Information we collect, how we use       except as allowed by law.
it, and what we do to protect your
privacy.                             .   We may disclose all types of
                                         Nonpublic Personal Information
"Nonpublic Personal Information"         that we collect, including
refers to personally identifiable        information regarding your
information that is not available        transactions or experiences
to the public.                           with us, when needed, to:

"Employees, Representatives,            (i) Our Employees,
Agents, and Selected Third Parties"     Representatives, Agents, and
refers to individuals or entities       Selected Third Parties, as
who act on our behalf.                  permitted by law; or

..   Our Employees, Representatives,     (ii) other organizations with
    Agents, and Selected Third          which we have joint marketing
    Parties may collect Nonpublic       agreements as permitted by law.
    Personal Information about you,
    including information:           .   The types of companies and
                                         persons to whom we may
   .   Given to us on applications       disclose Nonpublic Personal
       or other forms;                   Information as permitted by
                                         law include: banks; attorneys;
   .   About transactions with us,       trustees; third-party
       our affiliates, or third          administrators; insurance
       parties;                          agents; insurance companies;
                                         insurance support
   .   From others, such as credit       organizations; credit
       reporting agencies,               reporting agencies; registered
       employers, and federal and        broker-dealers; auditors;
       state agencies.                   regulators; and reinsurers.

..   The types of Nonpublic Personal  .   We do not share your Nonpublic
    Information we collect depends       Personal Health Information
    on the products we offer to you      unless authorized by you or
    and may include your: name;          allowed by law.
    address; Social Security
    Number; account balances;        .   Our privacy policy applies, to
    income; assets; insurance            the extent required by law, to
    premiums; coverage and               our agents and representatives
    beneficiaries; credit reports;       when they are acting on behalf
    marital status; and payment          of American General Life
    history. We may also collect         Companies.
    Nonpublic Personal Health
    Information, such as medical     .   You will be notified if our
    reports, to underwrite               privacy policy changes.
    insurance policies, process
    claims, or for other related     .   Our privacy policy applies to
    functions.                           current and former customers.

..   We restrict access to Nonpublic  This Privacy Notice is provided
    Personal Information to those    for your information only. You do
    Employees, Representatives,      not need to call or take any
    Agents, or Selected Third        action.
    Parties who provide products or
    services to you and who have
    been trained to handle
    Nonpublic Personal Information
    as described in this Notice.

..   We have policies and procedures
    that direct our Employees,
    Representatives, Agents and
    Selected Third Parties acting
    for us, on how to protect and
    use Nonpublic Personal
    Information.

--------------------------------------------------------------------------

This Privacy Notice is provided on   California, New Mexico and Vermont
behalf of the following companies:   Residents Only:
AGC Life Insurance Company, AIG
Life Insurance Company, AIG Life of  Following the law of your state,
Bermuda, Ltd., AIG Premier           we will not disclose nonpublic
Insurance Company, AIG Worldwide     personal financial information
Life Insurance of Bermuda, Ltd,      about you to nonaffiliated third
American General Assurance Company,  parties (other than as permitted
American General Equity Services     by law) unless you authorize us to
Corporation, American General        make that disclosure. Your
Indemnity Company, American General  authorization must be in writing.
Life and Accident Insurance          If you wish to authorize us to
Company, American General Life       disclose your nonpublic personal
Insurance Company, American General  financial information to
Property Insurance Company of        nonaffiliated third parties, you
Florida, American General Property   may write to us at: American
Insurance Company, American          General Life Companies Service
International Life Assurance         Center, P.O. Box 4373, Houston,
Company of New York, Delaware        Texas 77210-4373.
American Life Insurance Company,
Pacific Union Assurance Company,     (C) 2009. All rights reserved.
The United States Life Insurance
Company in the City of New York.

                                                           AGLC0375-STF Rev0209

                                   [GRAPHIC]

Easy & Convenient

With e-Service from American General Life Insurance Company/1/, you have access to the most up-to-date policy information, 24 hours a day, 7 days a week. And with e-Delivery, you can choose to be notified via e-mail that certain regulatory documents are available online for you to view, eliminating the clutter of large, bulky mailings.

Need more information? Call our e-Service Customer Service Center at 800-340-2765 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday.

Visit www.americangeneral.com and click on the link to sign up for e-Service and e-Delivery!

                              [LOGO OF ESERVICE]

                            www.americangeneral.com

/1/  Not available for all products.

American General Life Insurance Company

VUL Administration
P.O. Box 4880
Houston, Texas, 77210-4880

www.americangeneral.com

Variable universal life insurance policies issued by American General Life Insurance Company and distributed by American General Equity Services Corporation, member FINRA. American General Life Insurance Company does not solicit business in the state of New York. Policies and riders not available in all states.

(C) 2009. All rights reserved.

AGLC103614

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

For additional information about the Corporate Investor Select(SM) Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2009. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880 or call us at (713) 831-3443. You may also obtain the SAI from your AGL representative through which the Policies may be purchased. Additional information about the Corporate Investor Select Policies, including, personalized illustrations of death benefits, cash surrender values, and cash values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, TX 77019

CORPORATE INVESTOR SELECT FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE Policy Form Number 08301

Not available in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

                                For E-SERVICE and
                           E-DILIVERY, or to view and
                              Print Policy or Fund
                            prospectuses visit us at
                             www.americangeneral.com

                                   [LOGO] IMSA
                              INSURANCE MARKETPLACE
                              STANDARDS ASSOCIATION

                         Membership in IMSA applies only
                       to American General Life Insurance
                        Company and not to its products.

(C) 2009. All rights reserved.                            ICA File No. 811-08561

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT VL-R

                          CORPORATE INVESTOR SELECT(SM)

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

   TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2009

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 1, 2009, describing the Corporate Investor Select flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The Policy prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                                TABLE OF CONTENTS

GENERAL INFORMATION .......................................................    3
   AGL ....................................................................    3
   Separate Account VL-R ..................................................    3
SERVICES ..................................................................    4
DISTRIBUTION OF THE POLICIES ..............................................    4
PERFORMANCE INFORMATION ...................................................    6
ADDITIONAL INFORMATION ABOUT THE POLICIES .................................    6
      Gender neutral policies .............................................    6
      Special purchase plans ..............................................    6
      Underwriting procedures and cost of insurance charges ...............    7
      Certain arrangements ................................................    7
   More About the Fixed Account ...........................................    7
      Our general account .................................................    7
      How we declare interest .............................................    8
   Adjustments to Death Benefit ...........................................    8
      Suicide .............................................................    8
      Wrong age or gender .................................................    8
      Death during grace period ...........................................    8
ACTUARIAL EXPERT ..........................................................    8
MATERIAL CONFLICTS ........................................................    8
FINANCIAL STATEMENTS ......................................................    9
   Separate Account Financial Statements ..................................    9
   AGL Consolidated Financial Statements ..................................    9
INDEX TO FINANCIAL STATEMENTS .............................................   10
   Separate Account VL-R Financial Statements .............................   10
   AGL Consolidated Financial Statements ..................................   10

                               GENERAL INFORMATION

AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL. The commitments under the Policies are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

     On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

SEPARATE ACCOUNT VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, Separate Account VL-R is divided into 74 separate "divisions," 43 of which are available under the Policies offered by the prospectus as variable "investment options". All of these 43 divisions and the remaining 31 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

     The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

                                    SERVICES

     AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2008, 2007 and 2006, AGL paid AGLC for these services $414,162,025, $367,979,145 and $340,329,330, respectively.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, TX 77019, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance.

The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . in the first Policy year, 20% of the premiums paid up to a "target" amount and 4% of the premiums in excess of the target amount;

     . in Policy years 2 through 7, 6% of the premiums paid up to the target amount and 2.5% of the premiums in excess of the target amount;

     . in Policy years 8 through 15, 2% of the premiums paid up to the target amount and 1% of the premiums in excess of the target amount;

     . in Policy years 16 and thereafter, 1% of the premiums paid up to the target amount and 1% of the premiums in excess of the target amount;

     . in Policy years 8 and thereafter, 0.10% annually of the Policy's accumulation value (reduced by any outstanding loans);

     . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

     . any amounts that we may pay for broker-dealers' or banks' expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

     The maximum value of any alternative amounts we may pay for sales of the Policy is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in the prospectus. Each broker-dealer firm, in turn, may compensate its registered representative who acts as an agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     THE PURPOSE OF THIS SECTION IS TO PROVIDE YOU WITH INFORMATION TO HELP CLARIFY CERTAIN DISCUSSION FOUND IN THE RELATED PROSPECTUS. MANY TOPICS, SUCH AS POLICY SALES LOADS AND INCREASES IN YOUR POLICY'S DEATH BENEFIT, HAVE BEEN FULLY DESCRIBED IN THE RELATED PROSPECTUS. FOR ANY TOPICS THAT WE DO NOT DISCUSS IN THIS SAI, PLEASE SEE THE RELATED PROSPECTUS.

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

     Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

     Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment- related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

     Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

MORE ABOUT THE FIXED ACCOUNT

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

            Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account and AGL. American International Group, Inc. uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

     The statement of net assets as of December 31, 2008 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2008 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

     The consolidated balance sheets of AGL as of December 31, 2008 and 2007 and the related consolidated statements of income (loss), shareholder's equity, comprehensive income (loss) and cash flows for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          INDEX TO FINANCIAL STATEMENTS

     You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

I. Separate Account VL-R Financial Statements

Report of Independent Registered Public Accounting Firm

Statement of Net Assets as of December 31, 2008

Statement of Operations for the period ended December 31, 2008

Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, except as indicated

Notes to Financial Statements

II. AGL Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2008 and 2007

Consolidated Statement of Income (Loss) for the years ended December 31, 2008, 2007 and 2006

Consolidated Statement of Shareholder's Equity for the years ended December 31, 2008, 2007 and 2006

Consolidated Statement of Comprehensive Income (Loss) for the years ended December 31, 2008, 2007 and 2006

Consolidated Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006

Notes to Consolidated Financial Statements

[LOGO] American General Life Companies

                                              Variable Universal Life Insurance
                                                          Separate Account VL-R

                                                                           2008

                                                                  Annual Report

                                                              December 31, 2008

                                        American General Life Insurance Company

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                     PRICEWATERHOUSECOOPERS LLP
                                                     1201 LOUISIANA
                                                     SUITE 2900
                                                     HOUSTON TX 77002-5678
                                                     TELEPHONE (713) 356 4000
                                                     FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company and
Policy Owners of American General Life Insurance Company Separate Account VL-R:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of American General Life Insurance Company Separate Account VL-R (the "Separate Account") at December 31, 2008, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 29, 2009

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS
DECEMBER 31, 2008

                                                                                            Due from (to)
                                                                                              American
                                                                              Investment    General Life
                                                                            securities - at   Insurance
Divisions                                                                     fair value       Company    NET ASSETS
--------------------------------------------------------------------------- --------------- ------------- -----------
AIG Retirement Company I International Equities Fund                          $ 2,253,140        $--      $ 2,253,140
AIG Retirement Company I Mid Cap Index Fund                                    10,459,279         --       10,459,279
AIG Retirement Company I Money Market I Fund                                   29,748,446         (1)      29,748,445
AIG Retirement Company I Nasdaq-100 Index Fund                                  2,391,443         --        2,391,443
AIG Retirement Company I Science & Technology Fund                                821,958         --          821,958
AIG Retirement Company I Small Cap Index Fund                                   4,265,056          1        4,265,057
AIG Retirement Company I Stock Index Fund                                      18,612,240          1       18,612,241
AIM V.I. Core Equity Fund - Series I                                            8,105,221         --        8,105,221
AIM V.I. Global Real Estate Fund - Series I                                        10,822         --           10,822
AIM V.I. International Growth Fund - Series I                                   8,684,785         (1)       8,684,784
Alger American Capital Appreciation Portfolio - Class O Shares                  1,959,122         --        1,959,122
Alger American MidCap Growth Portfolio - Class O Shares                         1,502,289         --        1,502,289
American Century VP Value Fund - Class I                                       12,200,868         (1)      12,200,867
Credit Suisse Small Cap Core I Portfolio                                        1,221,681         (1)       1,221,680
Dreyfus IP MidCap Stock Portfolio - Initial Shares                              2,797,816         (3)       2,797,813
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                       5,904,489         --        5,904,489
Dreyfus VIF International Value Portfolio - Initial Shares                         41,447         (1)          41,446
Dreyfus VIF Quality Bond Portfolio - Initial Shares                             7,645,995          1        7,645,996
Fidelity VIP Asset Manager Portfolio - Service Class 2                          4,303,000         (1)       4,302,999
Fidelity VIP Contrafund Portfolio - Service Class 2                            23,838,430         --       23,838,430
Fidelity VIP Equity-Income Portfolio - Service Class 2                         12,605,617         --       12,605,617
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                              68,374         (1)          68,373
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                             448,393         (1)         448,392
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                             305,948         (1)         305,947
Fidelity VIP Growth Portfolio - Service Class 2                                 9,650,798          1        9,650,799
Fidelity VIP Mid Cap Portfolio - Service Class 2                                5,983,569         (1)       5,983,568
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2           6,789,073         (2)       6,789,071
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2         62,198         --           62,198
Franklin Templeton Franklin U.S. Government Fund - Class 2                      5,392,918         (1)       5,392,917
Franklin Templeton Mutual Shares Securities Fund - Class 2                      7,083,170         (2)       7,083,168
Franklin Templeton Templeton Foreign Securities Fund - Class 2                  5,378,491         (3)       5,378,488
Goldman Sachs VIT Capital Growth Fund - Institutional Shares                    3,958,855          2        3,958,857
Janus Aspen Forty Portfolio - Service Shares                                      104,234         (1)         104,233
Janus Aspen International Growth Portfolio - Service Shares                     8,807,973          1        8,807,974
Janus Aspen Mid Cap Growth Portfolio - Service Shares                           2,982,555         --        2,982,555
Janus Aspen Worldwide Growth Portfolio - Service Shares                         2,747,425         (1)       2,747,424
JPMorgan Insurance Trust Government Bond Portfolio - Class I                       28,147          1           28,148
JPMorgan International Equity Portfolio                                            24,483         (1)          24,482
JPMorgan Mid Cap Value Portfolio                                                1,699,338         --        1,699,338
JPMorgan Small Company Portfolio                                                2,121,011          1        2,121,012
MFS VIT Core Equity Series - Initial Class                                      2,705,088         --        2,705,088
MFS VIT Growth Series - Initial Class                                           8,162,971         --        8,162,971
MFS VIT New Discovery Series - Initial Class                                    2,608,315         --        2,608,315
MFS VIT Research Series - Initial Class                                         2,692,482         (2)       2,692,480
MFS VIT Total Return Series - Initial Class                                       496,645         --          496,645
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                         4,059,452         (1)       4,059,451
Neuberger Berman AMT Partners Portfolio - Class I                                  58,023         --           58,023
Neuberger Berman AMT Socially Responsive Portfolio - Class I                        5,605         --            5,605
Oppenheimer Balanced Fund/VA - Non-Service Shares                               1,135,464         (1)       1,135,463
Oppenheimer Global Securities Fund/VA - Non-Service Shares                      3,878,834         --        3,878,834
Oppenheimer High Income Fund/VA - Non-Service Shares                               17,007          1           17,008
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class         1,196,061         (1)       1,196,060

                            See accompanying notes.

                                   VL-R - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS - CONTINUED
DECEMBER 31, 2008

                                                                                   Due from (to)
                                                                                     American
                                                                     Investment    General Life
                                                                   securities - at   Insurance
Divisions                                                            fair value       Company    NET ASSETS
------------------------------------------------------------------ --------------- ------------- -----------
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class    $    45,809        $ 1      $    45,810
PIMCO VIT Real Return Portfolio - Administrative Class                13,013,492         (1)      13,013,491
PIMCO VIT Short-Term Portfolio - Administrative Class                  5,178,612         (2)       5,178,610
PIMCO VIT Total Return Portfolio - Administrative Class               23,833,764          1       23,833,765
Pioneer Fund VCT Portfolio - Class I                                   2,033,717         --        2,033,717
Pioneer Growth Opportunities VCT Portfolio - Class I                   2,407,791         --        2,407,791
Pioneer Mid Cap Value VCT Portfolio - Class I                            325,554         --          325,554
Putnam VT Diversified Income Fund - Class IB                           4,479,144         --        4,479,144
Putnam VT Growth and Income Fund - Class IB                            8,781,311         (1)       8,781,310
Putnam VT International Growth and Income Fund - Class IB              5,049,683         (2)       5,049,681
Putnam VT Small Cap Value Fund - Class IB                                200,715         (1)         200,714
Putnam VT Vista Fund - Class IB                                           98,428         --           98,428
Putnam VT Voyager Fund - Class IB                                        216,021         (1)         216,020
SunAmerica Aggressive Growth Portfolio - Class 1                         847,954         --          847,954
SunAmerica Balanced Portfolio - Class 1                                1,099,118          2        1,099,120
UIF Capital Growth Portfolio - Class I Shares                          2,073,016         --        2,073,016
UIF High Yield Portfolio - Class I Shares                              1,414,825         (1)       1,414,824
Van Kampen LIT Capital Growth Portfolio - Class I                         23,976         (1)          23,975
Van Kampen LIT Government Portfolio - Class I                            136,773          1          136,774
Van Kampen LIT Growth and Income Portfolio - Class I                   8,135,937         (2)       8,135,935
Vanguard VIF High Yield Bond Portfolio                                 4,498,848         (1)       4,498,847
Vanguard VIF REIT Index Portfolio                                      9,041,686          1        9,041,687

                            See accompanying notes.

                                   VL-R - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                         A           B          A+B=C         D             E             F           C+D+E+F
                               Mortality and                 Net                    Net change in     INCREASE
                     Dividends  expense risk     NET      realized    Capital gain    unrealized   (DECREASE) IN
                       from         and       INVESTMENT gain (loss)  distributions  appreciation    NET ASSETS
                      mutual   administrative   INCOME       on        from mutual  (depreciation) RESULTING FROM
Divisions              funds      charges       (LOSS)   investments      funds     of investments   OPERATIONS
-------------------  --------- -------------- ---------- -----------  ------------- -------------- --------------
AIG Retirement
  Company I
  International
  Equities Fund      $103,042    $ (21,879)    $ 81,163  $    82,887   $  350,932    $ (2,215,275)  $ (1,700,293)
AIG Retirement
  Company I Mid Cap
  Index Fund          191,352     (104,252)      87,100      294,254    1,356,509      (8,157,862)    (6,419,999)
AIG Retirement
  Company I Money
  Market I Fund       708,135     (220,240)     487,895           --           --              --        487,895
AIG Retirement
  Company I
  Nasdaq-100 Index
  Fund                  8,387      (21,546)     (13,159)     (21,802)      38,802      (1,568,468)    (1,564,627)
AIG Retirement
  Company I
  Science &
  Technology Fund          --       (8,843)      (8,843)      (2,447)          --        (740,425)      (751,715)
AIG Retirement
  Company I Small
  Cap Index Fund       94,243      (40,339)      53,904     (100,413)     392,360      (2,706,024)    (2,360,173)
AIG Retirement
  Company I Stock
  Index Fund          581,745     (181,993)     399,752      358,917    2,621,347     (15,128,540)   (11,748,524)
AIM V.I. Core
  Equity Fund -
  Series I            231,555      (77,364)     154,191       21,325           --      (3,890,545)    (3,715,029)
AIM V.I. Global
  Real Estate Fund
  - Series I              810          (14)         796          (56)       1,251          (7,178)        (5,187)
AIM V.I.
  International
  Growth Fund -
  Series I             70,074      (87,613)     (17,539)     687,440      169,448      (7,181,061)    (6,341,712)
Alger American
  Capital
  Appreciation
  Portfolio - Class
  O Shares                 --      (22,086)     (22,086)     194,550           --      (1,897,436)    (1,724,972)
Alger American
  MidCap Growth
  Portfolio - Class
  O Shares              3,812      (16,368)     (12,556)    (387,919)     791,728      (2,315,578)    (1,924,325)
American Century VP
  Value Fund -
  Class I             369,482     (106,503)     262,979   (1,027,691)   1,961,579      (5,893,599)    (4,696,732)
Credit Suisse Small
  Cap Core I
  Portfolio             1,427      (11,931)     (10,504)     (58,097)          --        (621,513)      (690,114)
Dreyfus IP MidCap
  Stock Portfolio -
  Initial Shares       40,135      (29,811)      10,324     (122,188)     649,934      (2,515,015)    (1,976,945)
Dreyfus VIF
  Developing
  Leaders Portfolio
  - Initial Shares     74,509      (58,737)      15,772     (386,392)     446,451      (3,803,293)    (3,727,462)
Dreyfus VIF
  International
  Value Portfolio -
  Initial Shares           28          (31)          (3)        (413)         213          (3,504)        (3,707)
Dreyfus VIF Quality
  Bond Portfolio -
  Initial Shares      423,056      (61,482)     361,574     (232,168)          --        (569,121)      (439,715)
Fidelity VIP Asset
  Manager Portfolio
  - Service Class 2   136,296      (39,884)      96,412      (21,420)     581,838      (2,445,765)    (1,788,935)
Fidelity VIP
  Contrafund
  Portfolio -
  Service Class 2     262,868     (228,994)      33,874     (744,163)     961,500     (17,560,156)   (17,308,945)
Fidelity VIP
  Equity-Income
  Portfolio -
  Service Class 2     424,925     (126,210)     298,715     (429,695)      18,906      (9,532,294)    (9,644,368)
Fidelity VIP
  Freedom 2020
  Portfolio -
  Service Class 2       2,141         (453)       1,688       (3,677)       3,895         (31,760)       (29,854)
Fidelity VIP
  Freedom 2025
  Portfolio -
  Service Class 2      14,041       (1,433)      12,608      (57,077)      23,432        (149,778)      (170,815)
Fidelity VIP
  Freedom 2030
  Portfolio -
  Service Class 2       8,725       (2,548)       6,177      (24,978)      27,581        (178,106)      (169,326)
Fidelity VIP Growth
  Portfolio -
  Service Class 2      88,063     (102,929)     (14,866)     380,626           --      (9,176,708)    (8,810,948)
Fidelity VIP Mid
  Cap Portfolio -
  Service Class 2      19,735      (55,994)     (36,259)    (449,102)   1,311,626      (4,681,273)    (3,855,008)
Franklin Templeton
  Franklin Small
  Cap Value
  Securities Fund -
  Class 2              88,479      (50,988)      37,491     (196,322)     612,789      (3,271,434)    (2,817,476)
Franklin Templeton
  Franklin
  Small-Mid Cap
  Growth Securities
  Fund - Class 2           --         (674)        (674)       1,065       11,355         (58,431)       (46,685)
Franklin Templeton
  Franklin U.S.
  Government Fund -
  Class 2             233,950      (33,417)     200,533        1,215           --         125,264        327,012
Franklin Templeton
  Mutual Shares
  Securities Fund -
  Class 2             285,919      (67,079)     218,840     (200,531)     406,672      (4,724,273)    (4,299,292)
Franklin Templeton
  Templeton Foreign
  Securities Fund -
  Class 2             179,712      (53,452)     126,260       (3,115)     735,513      (4,609,787)    (3,751,129)
Goldman Sachs VIT
  Capital Growth
  Fund -
  Institutional
  Shares                7,476      (25,936)     (18,460)      35,423           --      (3,004,114)    (2,987,151)
Janus Aspen Forty
  Portfolio -
  Service Shares            1         (103)        (102)      (1,955)          --         (29,146)       (31,203)
Janus Aspen
  International
  Growth Portfolio
  - Service Shares    391,509     (101,655)     289,854      923,214    2,098,520     (12,975,020)    (9,663,432)
Janus Aspen Mid Cap
  Growth Portfolio
  - Service Shares      2,938      (28,045)     (25,107)     114,362      225,968      (2,532,716)    (2,217,493)
Janus Aspen
  Worldwide Growth
  Portfolio -
  Service Shares       41,630      (29,128)      12,502      154,179           --      (2,531,223)    (2,364,542)
JPMorgan Insurance
  Trust Government
  Bond Portfolio -
  Class I                  --          (66)         (66)           3           --           1,605          1,542
JPMorgan
  International
  Equity Portfolio         --          (38)         (38)      (1,417)          --          (1,980)        (3,435)
JPMorgan Mid Cap
  Value Portfolio      29,126      (17,522)      11,604      (26,893)     197,441      (1,137,129)      (954,977)
JPMorgan Small
  Company Portfolio     4,817      (18,680)     (13,863)     (85,201)     271,010      (1,171,294)      (999,348)
MFS VIT Core Equity
  Series - Initial
  Class                30,651      (26,966)       3,685      129,227           --      (1,964,576)    (1,831,664)
MFS VIT Growth
  Series - Initial
  Class                26,032      (81,987)     (55,955)     313,899           --      (5,359,662)    (5,101,718)
MFS VIT New
  Discovery Series
  - Initial Class          --      (24,382)     (24,382)     (11,099)     699,731      (2,295,664)    (1,631,414)
MFS VIT Research
  Series - Initial
  Class                11,840      (15,570)      (3,730)      80,828           --      (1,022,583)      (945,485)
MFS VIT Total
  Return Series -
  Initial Class        20,021       (4,769)      15,252       (1,455)      39,656        (214,619)      (161,166)
Neuberger Berman
  AMT Mid-Cap
  Growth Portfolio
  - Class I                --      (43,668)     (43,668)     389,635           --      (3,840,849)    (3,494,882)

                            See accompanying notes.

                                   VL-R - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2008

                          A            B          A+B=C         D             E             F           C+D+E+F
                                 Mortality and                 Net                    Net change in     INCREASE
                      Dividends   expense risk     NET      realized    Capital gain    unrealized   (DECREASE) IN
                        from          and       INVESTMENT gain (loss)  distributions  appreciation    NET ASSETS
                       mutual    administrative   INCOME       on        from mutual  (depreciation) RESULTING FROM
Divisions               funds       charges       (LOSS)   investments      funds     of investments   OPERATIONS
--------------------- ---------- -------------- ---------- -----------  ------------- -------------- --------------
Neuberger Berman
  AMT Partners
  Portfolio - Class
  I                   $      540   $    (693)    $   (153) $      (681)  $   17,026    $   (79,101)   $   (62,909)
Neuberger Berman
  AMT Socially
  Responsive
  Portfolio - Class
  I                          127         (22)         105         (153)         433         (2,426)        (2,041)
Oppenheimer
  Balanced Fund/VA
  - Non-Service
  Shares                  42,128     (10,897)      31,231     (100,817)     101,607       (846,833)      (814,812)
Oppenheimer Global
  Securities
  Fund/VA -
  Non-Service Shares      81,492     (37,372)      44,120     (116,731)     358,068     (2,932,995)    (2,647,538)
Oppenheimer High
  Income Fund/VA -
  Non-Service Shares       5,901        (563)       5,338      (17,506)          --        (54,153)       (66,321)
PIMCO VIT
  CommodityRealReturn
  Strategy
  Portfolio -
  Administrative
  Class                   92,797     (15,480)      77,317     (149,488)      16,187       (976,685)    (1,032,669)
PIMCO VIT Global
  Bond Portfolio
  (Unhedged) -
  Administrative
  Class                      620         (42)         578         (135)          --         (1,936)        (1,493)
PIMCO VIT Real
  Return Portfolio
  - Administrative
  Class                  510,637     (99,885)     410,752        8,145       20,115     (1,566,914)    (1,127,902)
PIMCO VIT
  Short-Term
  Portfolio -
  Administrative
  Class                  201,537     (37,622)     163,915      (28,453)          --       (189,054)       (53,592)
PIMCO VIT Total
  Return Portfolio
  - Administrative
  Class                1,162,095    (180,587)     981,508      124,494      496,299       (573,045)     1,029,256
Pioneer Fund VCT
  Portfolio - Class
  I                       50,625     (19,832)      30,793       19,135      111,952     (1,264,224)    (1,102,344)
Pioneer Growth
  Opportunities VCT
  Portfolio - Class
  I                           --     (23,469)     (23,469)    (223,883)     319,201     (1,496,976)    (1,425,127)
Pioneer Mid Cap
  Value VCT
  Portfolio - Class
  I                        3,043      (2,017)       1,026       (9,881)      20,927       (124,020)      (111,948)
Putnam VT
  Diversified
  Income Fund -
  Class IB               395,898     (35,648)     360,250     (215,886)          --     (2,256,786)    (2,112,422)
Putnam VT Growth
  and Income Fund -
  Class IB               262,144     (77,282)     184,862     (876,560)   2,254,045     (7,397,365)    (5,835,018)
Putnam VT
  International
  Growth and Income
  Fund - Class IB        145,162     (54,593)      90,569     (218,416)   1,608,775     (5,954,792)    (4,473,864)
Putnam VT Small Cap
  Value Fund -
  Class IB                 4,024      (2,059)       1,965      (19,722)      70,459       (192,818)      (140,116)
Putnam VT Vista
  Fund - Class IB             --      (1,109)      (1,109)         781           --        (82,651)       (82,979)
Putnam VT Voyager
  Fund - Class IB             --      (2,343)      (2,343)       3,425           --       (142,238)      (141,156)
SunAmerica
  Aggressive Growth
  Portfolio - Class
  1                        5,757      (6,068)        (311)     (42,791)          --       (516,105)      (559,207)
SunAmerica Balanced
  Portfolio - Class
  1                       46,759      (9,367)      37,392       (8,465)          --       (425,915)      (396,988)
UIF Capital Growth
  Portfolio - Class
  I Shares                 6,797     (24,326)     (17,529)      89,381           --     (2,153,139)    (2,081,287)
UIF High Yield
  Portfolio - Class
  I Shares               158,337     (12,616)     145,721      (47,871)          --       (525,826)      (427,976)
Van Kampen LIT
  Capital Growth
  Portfolio - Class
  I                          213        (307)         (94)       1,726           --        (25,852)       (24,220)
Van Kampen LIT
  Government
  Portfolio - Class
  I                        5,298        (891)       4,407         (925)          --         (2,067)         1,415
Van Kampen LIT
  Growth and Income
  Portfolio - Class
  I                      219,116     (73,099)     146,017     (169,292)     367,802     (4,333,419)    (3,988,892)
Vanguard VIF High
  Yield Bond
  Portfolio              446,272     (37,500)     408,772     (217,260)          --     (1,501,461)    (1,309,949)
Vanguard VIF REIT
  Index Portfolio        459,257     (89,599)     369,658   (2,047,691)   4,701,548     (7,936,700)    (4,913,185)

                            See accompanying notes.

                                   VL-R - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                           Divisions
                                                                  ----------------------------------------------------------
                                                                  AIG Retirement                AIG Retirement AIG Retirement
                                                                    Company I    AIG Retirement   Company I      Company I
                                                                  International  Company I Mid  Money Market I   Nasdaq-100
                                                                  Equities Fund  Cap Index Fund      Fund        Index Fund
                                                                  -------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                    $    81,163    $    87,100    $    487,895   $   (13,159)
   Net realized gain (loss) on investments                              82,887        294,254              --       (21,802)
   Capital gain distributions from mutual funds                        350,932      1,356,509              --        38,802
   Net change in unrealized appreciation (depreciation) of
     investments                                                    (2,215,275)    (8,157,862)             --    (1,568,468)
                                                                   -----------    -----------    ------------   -----------
Increase (decrease) in net assets resulting from operations         (1,700,293)    (6,419,999)        487,895    (1,564,627)
                                                                   -----------    -----------    ------------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                        447,264      1,988,486      14,611,023       585,232
   Net transfers from (to) other Divisions or fixed rate option        137,390       (664,351)     (8,336,448)      264,804
   Internal rollovers                                                      930          3,217       1,076,689           822
   Cost of insurance and other charges                                (255,404)    (1,296,038)     (3,560,344)     (318,232)
   Administrative charges                                              (20,935)       (87,507)       (718,235)      (27,782)
   Policy loans                                                        (12,400)      (176,286)     (1,562,939)      (50,182)
   Death benefits                                                         (577)      (126,203)        (44,620)           --
   Withdrawals                                                        (173,113)      (727,586)     (3,345,545)     (111,167)
                                                                   -----------    -----------    ------------   -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                         123,155     (1,086,268)     (1,880,419)      343,495
                                                                   -----------    -----------    ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (1,577,138)    (7,506,267)     (1,392,524)   (1,221,132)
NET ASSETS:
   Beginning of year                                                 3,830,278     17,965,546      31,140,969     3,612,575
                                                                   -----------    -----------    ------------   -----------
   End of year                                                     $ 2,253,140    $10,459,279    $ 29,748,445   $ 2,391,443
                                                                   ===========    ===========    ============   ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                    $    64,833    $    79,895    $  1,240,716   $   (25,020)
   Net realized gain (loss) on investments                             214,756        829,985              --       467,680
   Capital gain distributions from mutual funds                         74,804      1,183,499              --            --
   Net change in unrealized appreciation (depreciation) of
     investments                                                      (131,466)      (853,133)             --       188,590
                                                                   -----------    -----------    ------------   -----------
Increase (decrease) in net assets resulting from operations            222,927      1,240,246       1,240,716       631,250
                                                                   -----------    -----------    ------------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                        361,472      1,987,563      24,574,609       638,791
   Net transfers from (to) other Divisions or fixed rate option        991,311         35,376     (19,293,144)   (1,109,240)
   Internal rollovers                                                      314            484       1,377,098            --
   Cost of insurance and other charges                                (234,056)    (1,287,977)     (3,867,471)     (390,257)
   Administrative charges                                              (17,019)       (89,412)     (1,286,215)      (30,767)
   Policy loans                                                        (17,275)      (324,270)     (1,322,083)      (67,752)
   Death benefits                                                           --        (51,647)       (163,105)       (1,568)
   Withdrawals                                                        (219,736)    (1,207,907)       (717,282)     (244,356)
                                                                   -----------    -----------    ------------   -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                         865,011       (937,790)       (697,593)   (1,205,149)
                                                                   -----------    -----------    ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,087,938        302,456         543,123      (573,899)
NET ASSETS:
   Beginning of year                                                 2,742,340     17,663,090      30,597,846     4,186,474
                                                                   -----------    -----------    ------------   -----------
   End of year                                                     $ 3,830,278    $17,965,546    $ 31,140,969   $ 3,612,575
                                                                   ===========    ===========    ============   ===========

                            See accompanying notes.

                                   VL-R - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                      Divisions
                                                             -----------------------------------------------------------
                                                             AIG Retirement  AIG Retirement
                                                                Company I      Company I    AIG Retirement  AIM V.I. Core
                                                                Science &        Small      Company I Stock Equity Fund -
                                                             Technology Fund Cap Index Fund   Index Fund      Series I
                                                             --------------- -------------- --------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                $   (8,843)    $    53,904    $    399,752    $   154,191
   Net realized gain (loss) on investments                         (2,447)       (100,413)        358,917         21,325
   Capital gain distributions from mutual funds                        --         392,360       2,621,347             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                 (740,425)     (2,706,024)    (15,128,540)    (3,890,545)
                                                               ----------     -----------    ------------    -----------
Increase (decrease) in net assets resulting from operations      (751,715)     (2,360,173)    (11,748,524)    (3,715,029)
                                                               ----------     -----------    ------------    -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   186,586       1,140,418       2,848,930      1,514,879
   Net transfers from (to) other Divisions or fixed rate
     option                                                       (16,665)       (410,419)       (242,706)      (293,487)
   Internal rollovers                                                  --           2,339             955            166
   Cost of insurance and other charges                           (114,510)       (518,386)     (2,599,159)    (1,241,994)
   Administrative charges                                          (9,186)        (58,359)       (126,918)       (58,190)
   Policy loans                                                   (24,046)        (70,688)       (423,040)      (146,673)
   Death benefits                                                      --          (1,965)       (160,729)       (33,225)
   Withdrawals                                                    (35,646)       (249,282)     (2,066,625)      (731,012)
                                                               ----------     -----------    ------------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (13,467)       (166,342)     (2,769,292)      (989,536)
                                                               ----------     -----------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (765,182)     (2,526,515)    (14,517,816)    (4,704,565)
NET ASSETS:
   Beginning of year                                            1,587,140       6,791,572      33,130,057     12,809,786
                                                               ----------     -----------    ------------    -----------
   End of year                                                 $  821,958     $ 4,265,057    $ 18,612,241    $ 8,105,221
                                                               ==========     ===========    ============    ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                $  (10,097)    $    27,895    $    284,548    $    48,358
   Net realized gain (loss) on investments                         46,923         431,302       1,689,088        314,674
   Capital gain distributions from mutual funds                        --         526,218       1,634,291             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                  181,882      (1,150,074)     (2,028,953)       609,077
                                                               ----------     -----------    ------------    -----------
Increase (decrease) in net assets resulting from operations       218,708        (164,659)      1,578,974        972,109
                                                               ----------     -----------    ------------    -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   202,161         964,241       3,226,704      1,693,409
   Net transfers from (to) other Divisions or fixed rate
     option                                                       111,155         470,253      (2,789,136)    (1,088,581)
   Internal rollovers                                                  --           2,234           4,459             --
   Cost of insurance and other charges                           (114,657)       (501,047)     (2,716,121)    (1,315,942)
   Administrative charges                                          (9,809)        (47,387)       (143,071)       (65,777)
   Policy loans                                                    (7,223)        (59,465)       (391,415)      (138,867)
   Death benefits                                                    (670)        (94,817)        (99,056)       (30,316)
   Withdrawals                                                    (41,018)       (454,483)     (1,165,593)      (558,613)
                                                               ----------     -----------    ------------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                    139,939         279,529      (4,073,229)    (1,504,687)
                                                               ----------     -----------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           358,647         114,870      (2,494,255)      (532,578)
NET ASSETS:
   Beginning of year                                            1,228,493       6,676,702      35,624,312     13,342,364
                                                               ----------     -----------    ------------    -----------
   End of year                                                 $1,587,140     $ 6,791,572    $ 33,130,057    $12,809,786
                                                               ==========     ===========    ============    ===========

                            See accompanying notes.

                                   VL-R - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                       Divisions
                                                        -----------------------------------------------------------------------
                                                                                           Alger American
                                                                             AIM V.I.          Capital         Alger American
                                                         AIM V.I. Global   International    Appreciation        MidCap Growth
                                                        Real Estate Fund - Growth Fund - Portfolio - Class O Portfolio - Class O
                                                             Series I        Series I          Shares              Shares
                                                        ------------------ ------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                              $   796        $   (17,539)     $   (22,086)        $   (12,556)
   Net realized gain (loss) on investments                       (56)           687,440          194,550            (387,919)
   Capital gain distributions from mutual funds                1,251            169,448               --             791,728
   Net change in unrealized appreciation
     (depreciation) of investments                            (7,178)        (7,181,061)      (1,897,436)         (2,315,578)
                                                             -------        -----------      -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                                  (5,187)        (6,341,712)      (1,724,972)         (1,924,325)
                                                             -------        -----------      -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                2,677          1,852,858          532,050             590,518
   Net transfers from (to) other Divisions or fixed
     rate option                                              14,815            (41,716)        (452,999)            355,866
   Internal rollovers                                             --              4,076              666               1,407
   Cost of insurance and other charges                        (1,349)        (1,048,459)        (286,062)           (283,566)
   Administrative charges                                       (134)           (87,439)         (26,732)            (31,692)
   Policy loans                                                   --           (315,344)         (49,104)            (22,413)
   Death benefits                                                 --            (19,733)          (1,463)            (96,258)
   Withdrawals                                                    --           (777,941)        (191,452)            (86,093)
                                                             -------        -----------      -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                      16,009           (433,698)        (475,096)            427,769
                                                             -------        -----------      -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       10,822         (6,775,410)      (2,200,068)         (1,496,556)
NET ASSETS:
   Beginning of year                                              --         15,460,194        4,159,190           2,998,845
                                                             -------        -----------      -----------         -----------
   End of year                                               $10,822        $ 8,684,784      $ 1,959,122         $ 1,502,289
                                                             =======        ===========      ===========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                              $    --        $   (36,415)     $   (21,772)        $   (16,115)
   Net realized gain (loss) on investments                        --          1,022,889          189,058              45,949
   Capital gain distributions from mutual funds                   --                 --               --             292,506
   Net change in unrealized appreciation
     (depreciation) of investments                                --            717,369          661,123             281,764
                                                             -------        -----------      -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                                      --          1,703,843          828,409             604,104
                                                             -------        -----------      -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   --          1,807,244          485,822             439,023
   Net transfers from (to) other Divisions or fixed
     rate option                                                  --          1,825,397          832,603             405,894
   Internal rollovers                                             --              2,183            1,229                  --
   Cost of insurance and other charges                            --           (991,198)        (221,707)           (222,328)
   Administrative charges                                         --            (83,707)         (22,057)            (23,373)
   Policy loans                                                   --           (166,716)          (3,372)            (10,721)
   Death benefits                                                 --            (49,532)              (8)               (228)
   Withdrawals                                                    --           (491,866)         (28,554)            (62,898)
                                                             -------        -----------      -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                          --          1,851,805        1,043,956             525,369
                                                                  --          3,555,648        1,872,365           1,129,473
TOTAL INCREASE (DECREASE) IN NET ASSETS                      -------        -----------      -----------         -----------
NET ASSETS:
   Beginning of year                                              --         11,904,546        2,286,825           1,869,372
                                                             -------        -----------      -----------         -----------
   End of year                                               $    --        $15,460,194      $ 4,159,190         $ 2,998,845
                                                             =======        ===========      ===========         ===========

                            See accompanying notes.

                                   VL-R - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                      Divisions
                                                        --------------------------------------------------------------------
                                                                                                              Dreyfus VIF
                                                        American Century Credit Suisse  Dreyfus IP MidCap     Developing
                                                        VP Value Fund -  Small Cap Core Stock Portfolio - Leaders Portfolio -
                                                            Class I       I Portfolio    Initial Shares     Initial Shares
                                                        ---------------- -------------- ----------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                           $   262,979      $  (10,504)     $    10,324        $    15,772
   Net realized gain (loss) on investments                 (1,027,691)        (58,097)        (122,188)          (386,392)
   Capital gain distributions from mutual funds             1,961,579              --          649,934            446,451
   Net change in unrealized appreciation
     (depreciation) of investments                         (5,893,599)       (621,513)      (2,515,015)        (3,803,293)
                                                          -----------      ----------      -----------        -----------
Increase (decrease) in net assets resulting from
  operations                                               (4,696,732)       (690,114)      (1,976,945)        (3,727,462)
                                                          -----------      ----------      -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             2,706,071         315,814          626,656          1,399,867
   Net transfers from (to) other Divisions or fixed
     rate option                                             (347,792)        (73,431)        (223,684)          (302,250)
   Internal rollovers                                              --              --              108                100
   Cost of insurance and other charges                     (1,537,260)       (209,698)        (431,606)          (968,634)
   Administrative charges                                    (140,222)        (15,777)         (30,217)           (58,864)
   Policy loans                                              (111,733)        (15,600)         (39,789)           (70,837)
   Death benefits                                             (66,370)           (482)         (16,871)           (27,889)
   Withdrawals                                             (1,125,832)        (49,093)        (221,988)          (524,038)
                                                          -----------      ----------      -----------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (623,138)        (48,267)        (337,391)          (552,545)
                                                          -----------      ----------      -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (5,319,870)       (738,381)      (2,314,336)        (4,280,007)
NET ASSETS:
   Beginning of year                                       17,520,737       1,960,061        5,112,149         10,184,496
                                                          -----------      ----------      -----------        -----------
   End of year                                            $12,200,867      $1,221,680      $ 2,797,813        $ 5,904,489
                                                          ===========      ==========      ===========        ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                           $   149,580      $  (13,702)     $   (16,278)       $     3,458
   Net realized gain (loss) on investments                    221,659          25,174           75,090             61,531
   Capital gain distributions from mutual funds             1,464,353              --          635,896          1,473,816
   Net change in unrealized appreciation
     (depreciation) of investments                         (2,955,738)        (45,816)        (651,878)        (2,874,673)
                                                          -----------      ----------      -----------        -----------
Increase (decrease) in net assets resulting from
  operations                                               (1,120,146)        (34,344)          42,830         (1,335,868)
                                                          -----------      ----------      -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             2,625,948         422,172          747,954          1,671,032
   Net transfers from (to) other Divisions or fixed
     rate option                                              901,597          50,462         (142,221)          (122,732)
   Internal rollovers                                           3,208              92              397              4,216
   Cost of insurance and other charges                     (1,525,786)       (205,982)        (475,539)        (1,069,187)
   Administrative charges                                    (134,435)        (21,029)         (36,580)           (73,892)
   Policy loans                                              (181,986)        (37,687)         (51,945)          (179,198)
   Death benefits                                            (149,464)         (1,171)          (2,047)            (6,527)
   Withdrawals                                               (511,115)        (42,856)        (198,707)          (448,853)
                                                          -----------      ----------      -----------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                    1,027,967         164,001         (158,688)          (225,141)
                                                          -----------      ----------      -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (92,179)        129,657         (115,858)        (1,561,009)
NET ASSETS:
   Beginning of year                                       17,612,916       1,830,404        5,228,007         11,745,505
                                                          -----------      ----------      -----------        -----------
   End of year                                            $17,520,737      $1,960,061      $ 5,112,149        $10,184,496
                                                          ===========      ==========      ===========        ===========

                            See accompanying notes.

                                   VL-R - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                 Divisions
                                              ------------------------------------------------------------------------------
                                                  Dreyfus VIF         Dreyfus VIF                            Fidelity VIP
                                              International Value    Quality Bond     Fidelity VIP Asset      Contrafund
                                              Portfolio - Initial Portfolio - Initial Manager Portfolio - Portfolio - Service
                                                    Shares              Shares          Service Class 2         Class 2
                                              ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                     $    (3)          $   361,574         $    96,412        $     33,874
   Net realized gain (loss) on investments             (413)             (232,168)            (21,420)           (744,163)
   Capital gain distributions from mutual
     funds                                              213                    --             581,838             961,500
   Net change in unrealized appreciation
     (depreciation) of investments                   (3,504)             (569,121)         (2,445,765)        (17,560,156)
                                                    -------           -----------         -----------        ------------
Increase (decrease) in net assets resulting
  from operations                                    (3,707)             (439,715)         (1,788,935)        (17,308,945)
                                                    -------           -----------         -----------        ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                       4,993               929,428             652,120           4,572,875
   Net transfers from (to) other Divisions
     or fixed rate option                            42,996               128,858              86,167           1,795,427
   Internal rollovers                                    --                 1,886               1,425              12,419
   Cost of insurance and other charges               (2,586)             (760,439)           (507,235)         (2,699,112)
   Administrative charges                              (250)              (44,969)            (32,511)           (232,097)
   Policy loans                                          --              (108,189)            (56,766)           (678,594)
   Death benefits                                        --              (209,212)            (15,212)            (32,105)
   Withdrawals                                           --              (613,109)           (330,020)         (2,090,062)
                                                    -------           -----------         -----------        ------------
Increase (decrease) in net assets resulting
  from principal transactions                        45,153              (675,746)           (202,032)            648,751
                                                    -------           -----------         -----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              41,446            (1,115,461)         (1,990,967)        (16,660,194)
NET ASSETS:
   Beginning of year                                     --             8,761,457           6,293,966          40,498,624
                                                    -------           -----------         -----------        ------------
   End of year                                      $41,446           $ 7,645,996         $ 4,302,999        $ 23,838,430
                                                    =======           ===========         ===========        ============
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                     $    --           $   356,891         $   296,292        $     28,789
   Net realized gain (loss) on investments               --               (24,019)            276,877           1,306,223
   Capital gain distributions from mutual
     funds                                               --                    --             165,452           9,797,857
   Net change in unrealized appreciation
     (depreciation) of investments                       --               (89,867)            161,035          (5,568,254)
                                                    -------           -----------         -----------        ------------
Increase (decrease) in net assets resulting
  from operations                                        --               243,005             899,656           5,564,615
                                                    -------           -----------         -----------        ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          --             1,157,046             829,658           5,142,759
   Net transfers from (to) other Divisions
     or fixed rate option                                --              (147,135)            (27,297)          1,420,899
   Internal rollovers                                    --                 6,123               7,559              24,885
   Cost of insurance and other charges                   --              (816,608)           (525,996)         (2,500,048)
   Administrative charges                                --               (57,010)            (40,042)           (255,274)
   Policy loans                                          --              (150,530)            (45,144)           (212,828)
   Death benefits                                        --                (2,585)            (26,708)            (16,555)
   Withdrawals                                           --              (153,510)           (436,963)           (671,198)
                                                    -------           -----------         -----------        ------------
Increase (decrease) in net assets resulting
  from principal transactions                            --              (164,209)           (264,933)          2,932,640
                                                    -------           -----------         -----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --                78,796             634,723           8,497,255
NET ASSETS:
   Beginning of year                                     --             8,682,661           5,659,243          32,001,369
                                                    -------           -----------         -----------        ------------
   End of year                                      $    --           $ 8,761,457         $ 6,293,966        $ 40,498,624
                                                    =======           ===========         ===========        ============

                            See accompanying notes.

                                   VL-R - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                    Divisions
                                                   --------------------------------------------------------------------------
                                                    Fidelity VIP      Fidelity VIP        Fidelity VIP        Fidelity VIP
                                                    Equity-Income     Freedom 2020        Freedom 2025        Freedom 2030
                                                     Portfolio -   Portfolio - Service Portfolio - Service Portfolio - Service
                                                   Service Class 2       Class 2             Class 2             Class 2
                                                   --------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $   298,715        $  1,688            $  12,608           $   6,177
   Net realized gain (loss) on investments              (429,695)         (3,677)             (57,077)            (24,978)
   Capital gain distributions from mutual funds           18,906           3,895               23,432              27,581
   Net change in unrealized appreciation
     (depreciation) of investments                    (9,532,294)        (31,760)            (149,778)           (178,106)
                                                     -----------        --------            ---------           ---------
Increase (decrease) in net assets resulting from
  operations                                          (9,644,368)        (29,854)            (170,815)           (169,326)
                                                     -----------        --------            ---------           ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        2,801,920          33,226               62,625             208,297
   Net transfers from (to) other Divisions or
     fixed rate option                                   309,424          44,425              479,472              55,433
   Internal rollovers                                      6,207             150                   --                  --
   Cost of insurance and other charges                (1,710,301)        (20,289)             (33,196)            (94,267)
   Administrative charges                               (143,307)         (1,667)              (3,131)            (10,558)
   Policy loans                                         (202,895)           (546)                 558             (11,420)
   Death benefits                                        (56,657)              2                   --                  --
   Withdrawals                                        (1,140,067)         (6,049)              (1,299)            (15,545)
                                                     -----------        --------            ---------           ---------
Increase (decrease) in net assets resulting from
  principal transactions                                (135,676)         49,252              505,029             131,940
                                                     -----------        --------            ---------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (9,780,044)         19,398              334,214             (37,386)
NET ASSETS:
   Beginning of year                                  22,385,661          48,975              114,178             343,333
                                                     -----------        --------            ---------           ---------
   End of year                                       $12,605,617        $ 68,373            $ 448,392           $ 305,947
                                                     ===========        ========            =========           =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $   218,390        $    689            $   1,566           $   4,679
   Net realized gain (loss) on investments               544,838           2,068                2,064               4,105
   Capital gain distributions from mutual funds        1,895,188           1,327                3,496              11,619
   Net change in unrealized appreciation
     (depreciation) of investments                    (2,548,652)         (1,799)                 939              (1,943)
                                                     -----------        --------            ---------           ---------
Increase (decrease) in net assets resulting from
  operations                                             109,764           2,285                8,065              18,460
                                                     -----------        --------            ---------           ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        3,045,278          23,011               47,377             106,306
   Net transfers from (to) other Divisions or
     fixed rate option                                 1,078,483          24,349               37,609             232,440
   Internal rollovers                                      2,226              --                   --                  --
   Cost of insurance and other charges                (1,739,644)         (9,781)             (17,488)            (62,067)
   Administrative charges                               (154,333)         (1,141)              (2,368)             (5,444)
   Policy loans                                         (270,249)             --                   --                  --
   Death benefits                                       (105,907)           (112)                  --                  --
   Withdrawals                                          (665,356)           (128)             (13,908)            (10,878)
                                                     -----------        --------            ---------           ---------
Increase (decrease) in net assets resulting from
  principal transactions                               1,190,498          36,198               51,222             260,357
                                                     -----------        --------            ---------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                1,300,262          38,483               59,287             278,817
NET ASSETS:
   Beginning of year                                  21,085,399          10,492               54,891              64,516
                                                     -----------        --------            ---------           ---------
   End of year                                       $22,385,661        $ 48,975            $ 114,178           $ 343,333
                                                     ===========        ========            =========           =========

                            See accompanying notes.

                                   VL-R - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                        Divisions
                                                        ------------------------------------------------------------------------
                                                                                                               Franklin Templeton
                                                                                            Franklin Templeton Franklin Small-Mid
                                                           Fidelity VIP    Fidelity VIP Mid Franklin Small Cap     Cap Growth
                                                        Growth Portfolio - Cap Portfolio -   Value Securities  Securities Fund -
                                                         Service Class 2   Service Class 2    Fund - Class 2        Class 2
                                                        ------------------ ---------------- ------------------ ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                            $   (14,866)      $   (36,259)      $    37,491          $   (674)
   Net realized gain (loss) on investments                     380,626          (449,102)         (196,322)            1,065
   Capital gain distributions from mutual funds                     --         1,311,626           612,789            11,355
   Net change in unrealized appreciation
     (depreciation) of investments                          (9,176,708)       (4,681,273)       (3,271,434)          (58,431)
                                                           -----------       -----------       -----------          --------
Increase (decrease) in net assets resulting from
  operations                                                (8,810,948)       (3,855,008)       (2,817,476)          (46,685)
                                                           -----------       -----------       -----------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              2,311,777         2,136,462         1,369,084             1,267
   Net transfers from (to) other Divisions or fixed
     rate option                                               603,079           116,592         1,599,345             3,294
   Internal rollovers                                            1,256            11,475             2,182                --
   Cost of insurance and other charges                      (1,462,361)         (852,888)         (558,906)           (3,193)
   Administrative charges                                     (119,821)         (118,337)          (75,196)               --
   Policy loans                                               (160,922)          (73,308)         (197,809)              (23)
   Death benefits                                              (42,400)             (689)             (225)               --
   Withdrawals                                                (894,796)         (682,587)         (470,127)               --
                                                           -----------       -----------       -----------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                       235,812           536,720         1,668,348             1,345
                                                           -----------       -----------       -----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (8,575,136)       (3,318,288)       (1,149,128)          (45,340)
NET ASSETS:
   Beginning of year                                        18,225,935         9,301,856         7,938,199           107,538
                                                           -----------       -----------       -----------          --------
   End of year                                             $ 9,650,799       $ 5,983,568       $ 6,789,071          $ 62,198
                                                           ===========       ===========       ===========          ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                            $   (53,440)      $   (16,367)      $    (1,158)         $   (846)
   Net realized gain (loss) on investments                     463,348            69,174           372,762             5,436
   Capital gain distributions from mutual funds                 11,419           651,238           665,442             8,025
   Net change in unrealized appreciation
     (depreciation) of investments                           3,246,459           313,822        (1,399,349)           (1,643)
                                                           -----------       -----------       -----------          --------
Increase (decrease) in net assets resulting from
  operations                                                 3,667,786         1,017,867          (362,303)           10,972
                                                           -----------       -----------       -----------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              2,514,057         1,857,925         1,568,340             1,278
   Net transfers from (to) other Divisions or fixed
     rate option                                               510,496         1,245,157        (1,185,578)          (10,290)
   Internal rollovers                                           16,897             4,834             5,763                --
   Cost of insurance and other charges                      (1,436,520)         (769,576)         (490,415)           (3,071)
   Administrative charges                                     (129,101)          (99,198)          (82,623)               --
   Policy loans                                               (162,351)          (53,493)          104,016                67
   Death benefits                                              (17,384)           (1,273)          (22,505)               --
   Withdrawals                                                (548,752)         (285,380)          (74,580)               --
                                                           -----------       -----------       -----------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                       747,342         1,898,996          (177,582)          (12,016)
                                                           -----------       -----------       -----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      4,415,128         2,916,863          (539,885)           (1,044)
NET ASSETS:
   Beginning of year                                        13,810,807         6,384,993         8,478,084           108,582
                                                           -----------       -----------       -----------          --------
   End of year                                             $18,225,935       $ 9,301,856       $ 7,938,199          $107,538
                                                           ===========       ===========       ===========          ========

                            See accompanying notes.

                                   VL-R - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                      Divisions
                                                        --------------------------------------------------------------------
                                                                                                  Franklin      Goldman Sachs
                                                        Franklin Templeton     Franklin          Templeton       VIT Capital
                                                          Franklin U.S.    Templeton Mutual      Templeton      Growth Fund -
                                                        Government Fund -  Shares Securities Foreign Securities Institutional
                                                             Class 2        Fund - Class 2     Fund - Class 2      Shares
                                                        ------------------ ----------------- ------------------ -------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                            $   200,533        $   218,840       $   126,260      $   (18,460)
   Net realized gain (loss) on investments                       1,215           (200,531)           (3,115)          35,423
   Capital gain distributions from mutual funds                     --            406,672           735,513               --
   Net change in unrealized appreciation
     (depreciation) of investments                             125,264         (4,724,273)       (4,609,787)      (3,004,114)
                                                           -----------        -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  operations                                                   327,012         (4,299,292)       (3,751,129)      (2,987,151)
                                                           -----------        -----------       -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              1,162,176          1,276,838           863,284               --
   Net transfers from (to) other Divisions or fixed
     rate option                                               767,306            457,848           228,518               36
   Internal rollovers                                               --              6,228                --               --
   Cost of insurance and other charges                        (457,621)          (702,292)         (717,519)        (445,416)
   Administrative charges                                      (59,282)           (61,591)          (41,895)            (129)
   Policy loans                                                (51,303)          (320,295)          (50,725)          (3,280)
   Death benefits                                               (4,788)            (6,051)          (56,773)              --
   Withdrawals                                                (244,601)          (967,444)         (216,143)          (8,186)
                                                           -----------        -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     1,111,887           (316,759)            8,747         (456,975)
                                                           -----------        -----------       -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      1,438,899         (4,616,051)       (3,742,382)      (3,444,126)
NET ASSETS:
   Beginning of year                                         3,954,018         11,699,219         9,120,870        7,402,983
                                                           -----------        -----------       -----------      -----------
   End of year                                             $ 5,392,917        $ 7,083,168       $ 5,378,488      $ 3,958,857
                                                           ===========        ===========       ===========      ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                            $   386,586        $   135,931       $   187,045      $   (18,376)
   Net realized gain (loss) on investments                    (101,810)         2,897,123         3,789,292          112,895
   Capital gain distributions from mutual funds                     --            645,392           666,042               --
   Net change in unrealized appreciation
     (depreciation) of investments                             215,839         (3,207,198)       (2,617,503)         581,742
                                                           -----------        -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  operations                                                   500,615            471,248         2,024,876          676,261
                                                           -----------        -----------       -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                799,879          1,886,596         1,046,802               --
   Net transfers from (to) other Divisions or fixed
     rate option                                               214,828           (336,451)          676,387           (3,751)
   Internal rollovers                                              700                295             2,787               --
   Cost of insurance and other charges                      (1,046,702)          (958,070)         (934,803)        (431,633)
   Administrative charges                                      (39,745)           (86,776)          (50,796)            (128)
   Policy loans                                                (14,980)          (207,258)          (39,104)          (5,564)
   Death benefits                                                 (653)           (48,927)               (9)              --
   Withdrawals                                              (5,857,149)        (5,553,788)       (7,229,003)          (5,179)
                                                           -----------        -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                    (5,943,822)        (5,304,379)       (6,527,739)        (446,255)
                                                           -----------        -----------       -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (5,443,207)        (4,833,131)       (4,502,863)         230,006
NET ASSETS:
   Beginning of year                                         9,397,225         16,532,350        13,623,733        7,172,977
                                                           -----------        -----------       -----------      -----------
   End of year                                             $ 3,954,018        $11,699,219       $ 9,120,870      $ 7,402,983
                                                           ===========        ===========       ===========      ===========

                            See accompanying notes.

                                   VL-R - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Divisions
                                                   -----------------------------------------------------------------------------
                                                                          Janus Aspen       Janus Aspen Mid       Janus Aspen
                                                    Janus Aspen Forty    International        Cap Growth       Worldwide Growth
                                                   Portfolio - Service Growth Portfolio - Portfolio - Service Portfolio - Service
                                                         Shares          Service Shares         Shares              Shares
                                                   ------------------- ------------------ ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                         $   (102)         $    289,854        $   (25,107)        $    12,502
   Net realized gain (loss) on investments                (1,955)              923,214            114,362             154,179
   Capital gain distributions from mutual funds               --             2,098,520            225,968                  --
   Net change in unrealized appreciation
     (depreciation) of investments                       (29,146)          (12,975,020)        (2,532,716)         (2,531,223)
                                                        --------          ------------        -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                             (31,203)           (9,663,432)        (2,217,493)         (2,364,542)
                                                        --------          ------------        -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            3,137             2,036,358            763,155             524,434
   Net transfers from (to) other Divisions or
     fixed rate option                                   138,374               771,445            652,017            (132,497)
   Internal rollovers                                         --                 1,216                156                  33
   Cost of insurance and other charges                    (5,918)           (1,062,963)          (367,028)           (424,573)
   Administrative charges                                   (157)             (103,428)           (39,953)            (26,906)
   Policy loans                                               --              (150,411)           (60,735)            (43,546)
   Death benefits                                             --              (112,635)                --              (2,333)
   Withdrawals                                                --            (1,031,280)          (167,126)           (270,224)
                                                        --------          ------------        -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 135,436               348,302            780,486            (375,612)
                                                        --------          ------------        -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  104,233            (9,315,130)        (1,437,007)         (2,740,154)
NET ASSETS:
   Beginning of year                                          --            18,123,104          4,419,562           5,487,578
                                                        --------          ------------        -----------         -----------
   End of year                                          $104,233          $  8,807,974        $ 2,982,555         $ 2,747,424
                                                        ========          ============        ===========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                         $     --          $    (34,418)       $   (25,339)        $    (6,040)
   Net realized gain (loss) on investments                    --             1,247,694            213,905             143,373
   Capital gain distributions from mutual funds               --                    --             21,785                  --
   Net change in unrealized appreciation
     (depreciation) of investments                            --             2,217,594            523,137             242,397
                                                        --------          ------------        -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                                  --             3,430,870            733,488             379,730
                                                        --------          ------------        -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               --             1,805,036            635,061             696,597
   Net transfers from (to) other Divisions or
     fixed rate option                                        --             2,852,200            299,597             613,566
   Internal rollovers                                         --                 2,895              5,814                  --
   Cost of insurance and other charges                        --              (906,893)          (356,533)           (413,377)
   Administrative charges                                     --               (91,389)           (31,630)            (35,701)
   Policy loans                                               --              (148,584)           (44,660)            (34,625)
   Death benefits                                             --               (84,929)            (5,334)               (653)
   Withdrawals                                                --              (718,937)          (201,826)           (148,583)
                                                        --------          ------------        -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                      --             2,709,399            300,489             677,224
                                                        --------          ------------        -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --             6,140,269          1,033,977           1,056,954
NET ASSETS:
   Beginning of year                                          --            11,982,835          3,385,585           4,430,624
                                                        --------          ------------        -----------         -----------
   End of year                                          $     --          $ 18,123,104        $ 4,419,562         $ 5,487,578
                                                        ========          ============        ===========         ===========

                            See accompanying notes.

                                   VL-R - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                Divisions
                                                   ------------------------------------------------------------------
                                                        JPMorgan
                                                     Insurance Trust       JPMorgan     JPMorgan Mid
                                                     Government Bond    International    Cap Value    JPMorgan Small
                                                   Portfolio - Class I Equity Portfolio  Portfolio   Company Portfolio
                                                   ------------------- ---------------- ------------ -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                          $   (66)          $   (38)     $    11,604     $   (13,863)
   Net realized gain (loss) on investments                     3            (1,417)         (26,893)        (85,201)
   Capital gain distributions from mutual funds               --                --          197,441         271,010
   Net change in unrealized appreciation
     (depreciation) of investments                         1,605            (1,980)      (1,137,129)     (1,171,294)
                                                         -------           -------      -----------     -----------
Increase (decrease) in net assets resulting from
  operations                                               1,542            (3,435)        (954,977)       (999,348)
                                                         -------           -------      -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            1,795             3,737             (582)        559,932
   Net transfers from (to) other Divisions or
     fixed rate option                                    27,407            27,721         (270,196)         70,831
   Internal rollovers                                         --                --               --           1,350
   Cost of insurance and other charges                    (2,506)           (3,354)         (32,492)       (311,102)
   Administrative charges                                    (90)             (187)               5         (26,863)
   Policy loans                                               --                --         (260,738)        (23,688)
   Death benefits                                             --                --               --          (1,463)
   Withdrawals                                                --                --         (136,032)        (81,992)
                                                         -------           -------      -----------     -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  26,606            27,917         (700,035)        187,005
                                                         -------           -------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   28,148            24,482       (1,655,012)       (812,343)
NET ASSETS:
   Beginning of year                                          --                --        3,354,350       2,933,355
                                                         -------           -------      -----------     -----------
   End of year                                           $28,148           $24,482      $ 1,699,338     $ 2,121,012
                                                         =======           =======      ===========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                          $    --           $    --      $     6,428     $   (21,443)
   Net realized gain (loss) on investments                    --                --           43,714          39,844
   Capital gain distributions from mutual funds               --                --          156,357         138,101
   Net change in unrealized appreciation
     (depreciation) of investments                            --                --         (142,272)       (366,499)
                                                         -------           -------      -----------     -----------
Increase (decrease) in net assets resulting from
  operations                                                  --                --           64,227        (209,997)
                                                         -------           -------      -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               --                --               --         499,756
   Net transfers from (to) other Divisions or
     fixed rate option                                        --                --         (136,085)        269,742
   Internal rollovers                                         --                --               --           1,353
   Cost of insurance and other charges                        --                --          (39,222)       (279,266)
   Administrative charges                                     --                --              (39)        (23,633)
   Policy loans                                               --                --          (11,014)        (11,200)
   Death benefits                                             --                --               --            (105)
   Withdrawals                                                --                --          (22,478)        (43,866)
                                                         -------           -------      -----------     -----------
Increase (decrease) in net assets resulting from
  principal transactions                                      --                --         (208,838)        412,781
                                                         -------           -------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --                --         (144,611)        202,784
NET ASSETS:
   Beginning of year                                          --                --        3,498,961       2,730,571
                                                         -------           -------      -----------     -----------
   End of year                                           $    --           $    --      $ 3,354,350     $ 2,933,355
                                                         =======           =======      ===========     ===========

                            See accompanying notes.

                                   VL-R - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Divisions
                                                        -------------------------------------------------------------------
                                                         MFS VIT Core       MFS VIT        MFS VIT New          MFS VIT
                                                        Equity Series - Growth Series - Discovery Series - Research Series -
                                                         Initial Class   Initial Class    Initial Class      Initial Class
                                                        --------------- --------------- ------------------ -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                           $     3,685     $   (55,955)     $   (24,382)       $    (3,730)
   Net realized gain (loss) on investments                    129,227         313,899          (11,099)            80,828
   Capital gain distributions from mutual funds                    --              --          699,731                 --
   Net change in unrealized appreciation
     (depreciation) of investments                         (1,964,576)     (5,359,662)      (2,295,664)        (1,022,583)
                                                          -----------     -----------      -----------        -----------
Increase (decrease) in net assets resulting from
  operations                                               (1,831,664)     (5,101,718)      (1,631,414)          (945,485)
                                                          -----------     -----------      -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               593,517       1,487,057          599,801            379,957
   Net transfers from (to) other Divisions or fixed
     rate option                                                5,254           8,606          142,505            978,386
   Internal rollovers                                             528             628            1,619                691
   Cost of insurance and other charges                       (457,684)     (1,149,586)        (392,826)          (241,264)
   Administrative charges                                     (29,715)        (58,512)         (29,415)           (18,855)
   Policy loans                                               (58,270)        (50,978)         (28,462)           (34,183)
   Death benefits                                              (4,419)        (17,280)         (19,607)            (4,970)
   Withdrawals                                               (332,028)       (808,804)        (137,090)           (92,164)
                                                          -----------     -----------      -----------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (282,817)       (588,869)         136,525            967,598
                                                          -----------     -----------      -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (2,114,481)     (5,690,587)      (1,494,889)            22,113
NET ASSETS:
   Beginning of year                                        4,819,569      13,853,558        4,103,204          2,670,367
                                                          -----------     -----------      -----------        -----------
   End of year                                            $ 2,705,088     $ 8,162,971      $ 2,608,315        $ 2,692,480
                                                          ===========     ===========      ===========        ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                           $   (17,368)    $   (92,828)     $   (30,375)       $      (638)
   Net realized gain (loss) on investments                    120,731         387,084          155,189            115,761
   Capital gain distributions from mutual funds                    --              --          299,872                 --
   Net change in unrealized appreciation
     (depreciation) of investments                            362,456       2,086,252         (345,825)           185,491
                                                          -----------     -----------      -----------        -----------
Increase (decrease) in net assets resulting from
  operations                                                  465,819       2,380,508           78,861            300,614
                                                          -----------     -----------      -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               673,852       1,636,893          629,526            402,406
   Net transfers from (to) other Divisions or fixed
     rate option                                             (113,784)       (162,395)         (92,881)             2,066
   Internal rollovers                                          14,899          17,423              295              1,385
   Cost of insurance and other charges                       (493,153)     (1,207,539)        (388,627)          (251,098)
   Administrative charges                                     (35,064)        (66,790)         (31,078)           (20,200)
   Policy loans                                               (29,342)       (183,064)         (69,575)           (35,467)
   Death benefits                                              (5,556)        (17,846)          (3,388)              (773)
   Withdrawals                                               (179,000)       (631,066)        (171,891)          (109,810)
                                                          -----------     -----------      -----------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (167,148)       (614,384)        (127,619)           (11,491)
                                                          -----------     -----------      -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       298,671       1,766,124          (48,758)           289,123
NET ASSETS:
   Beginning of year                                        4,520,898      12,087,434        4,151,962          2,381,244
                                                          -----------     -----------      -----------        -----------
   End of year                                            $ 4,819,569     $13,853,558      $ 4,103,204        $ 2,670,367
                                                          ===========     ===========      ===========        ===========

                            See accompanying notes.

                                   VL-R - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                    Divisions
                                                   --------------------------------------------------------------------------
                                                                                                                Neuberger
                                                                        Neuberger                              Berman AMT
                                                    MFS VIT Total    Berman AMT Mid-    Neuberger Berman        Socially
                                                   Return Series -     Cap Growth         AMT Partners         Responsive
                                                    Initial Class  Portfolio - Class I Portfolio - Class I Portfolio - Class I
                                                   --------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $  15,252        $   (43,668)         $   (153)            $   105
   Net realized gain (loss) on investments               (1,455)           389,635              (681)               (153)
   Capital gain distributions from mutual funds          39,656                 --            17,026                 433
   Net change in unrealized appreciation
     (depreciation) of investments                     (214,619)        (3,840,849)          (79,101)             (2,426)
                                                      ---------        -----------          --------             -------
Increase (decrease) in net assets resulting from
  operations                                           (161,166)        (3,494,882)          (62,909)             (2,041)
                                                      ---------        -----------          --------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           8,897            770,436             1,266               7,348
   Net transfers from (to) other Divisions or
     fixed rate option                                  (25,078)           (89,324)           15,039               1,434
   Internal rollovers                                        --              1,325                --                  --
   Cost of insurance and other charges                  (41,158)          (446,917)           (4,331)               (839)
   Administrative charges                                    --            (38,669)               --                (297)
   Policy loans                                         (15,096)          (328,687)             (360)                 --
   Death benefits                                            --            (40,230)               --                  --
   Withdrawals                                           (2,370)          (267,079)               --                  --
                                                      ---------        -----------          --------             -------
Increase (decrease) in net assets resulting from
  principal transactions                                (74,805)          (439,145)           11,614               7,646
                                                      ---------        -----------          --------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (235,971)        (3,934,027)          (51,295)              5,605
NET ASSETS:
   Beginning of year                                    732,616          7,993,478           109,318                  --
                                                      ---------        -----------          --------             -------
   End of year                                        $ 496,645        $ 4,059,451          $ 58,023             $ 5,605
                                                      =========        ===========          ========             =======
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                       $  13,975        $   (39,382)         $   (136)            $    --
   Net realized gain (loss) on investments               13,487            248,536             5,703                  --
   Capital gain distributions from mutual funds          18,853                 --            10,717                  --
   Net change in unrealized appreciation
     (depreciation) of investments                      (19,353)           711,871            (7,137)                 --
                                                      ---------        -----------          --------             -------
Increase (decrease) in net assets resulting from
  operations                                             26,962            921,025             9,147                  --
                                                      ---------        -----------          --------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           4,627            699,989             1,286                  --
   Net transfers from (to) other Divisions or
     fixed rate option                                  (19,979)         2,438,702            (6,474)                 --
   Internal rollovers                                        --             12,464                --                  --
   Cost of insurance and other charges                  (39,244)          (417,096)           (3,943)                 --
   Administrative charges                                    --            (35,796)               --                  --
   Policy loans                                            (279)           (34,602)           (1,893)                 --
   Death benefits                                            --             (6,387)               --                  --
   Withdrawals                                          (14,570)          (176,427)               --                  --
                                                      ---------        -----------          --------             -------
Increase (decrease) in net assets resulting from
  principal transactions                                (69,445)         2,480,847           (11,024)                 --
                                                      ---------        -----------          --------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (42,483)         3,401,872            (1,877)                 --
NET ASSETS:
   Beginning of year                                    775,099          4,591,606           111,195                  --
                                                      ---------        -----------          --------             -------
   End of year                                        $ 732,616        $ 7,993,478          $109,318             $    --
                                                      =========        ===========          ========             =======

                            See accompanying notes.

                                   VL-R - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Divisions
                                                        -------------------------------------------------------------------
                                                         Oppenheimer      Oppenheimer     Oppenheimer        PIMCO VIT
                                                           Balanced    Global Securities  High Income   CommodityRealReturn
                                                        Fund/VA - Non-  Fund/VA - Non-   Fund/VA - Non- Strategy Portfolio -
                                                        Service Shares  Service Shares   Service Shares Administrative Class
                                                        -------------- ----------------- -------------- --------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                           $   31,231      $    44,120       $  5,338        $    77,317
   Net realized gain (loss) on investments                  (100,817)        (116,731)       (17,506)          (149,488)
   Capital gain distributions from mutual funds              101,607          358,068             --             16,187
   Net change in unrealized appreciation
     (depreciation) of investments                          (846,833)      (2,932,995)       (54,153)          (976,685)
                                                          ----------      -----------       --------        -----------
Increase (decrease) in net assets resulting from
  operations                                                (814,812)      (2,647,538)       (66,321)        (1,032,669)
                                                          ----------      -----------       --------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              378,520        1,010,679            968            304,145
   Net transfers from (to) other Divisions or fixed
     rate option                                             139,228          183,775            368            505,634
   Internal rollovers                                          1,054            4,173             --                 --
   Cost of insurance and other charges                      (227,022)        (550,854)        (3,757)          (111,465)
   Administrative charges                                    (19,221)         (52,814)            --            (15,154)
   Policy loans                                                  664          (45,479)        (6,893)          (181,137)
   Death benefits                                               (135)         (12,495)            --                 --
   Withdrawals                                               (58,405)        (399,602)       (10,292)           (18,952)
                                                          ----------      -----------       --------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     214,683          137,383        (19,606)           483,071
                                                          ----------      -----------       --------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (600,129)      (2,510,155)       (85,927)          (549,598)
NET ASSETS:
   Beginning of year                                       1,735,592        6,388,989        102,935          1,745,658
                                                          ----------      -----------       --------        -----------
   End of year                                            $1,135,463      $ 3,878,834       $ 17,008        $ 1,196,060
                                                          ==========      ===========       ========        ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                           $   25,530      $    17,012       $  7,091        $    34,674
   Net realized gain (loss) on investments                    10,741          159,906            766             (1,745)
   Capital gain distributions from mutual funds              115,688          204,802             --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                          (109,094)        (161,617)        (8,614)            66,558
                                                          ----------      -----------       --------        -----------
Increase (decrease) in net assets resulting from
  operations                                                  42,865          220,103           (757)            99,487
                                                          ----------      -----------       --------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              385,455        1,056,422            960             92,740
   Net transfers from (to) other Divisions or fixed
     rate option                                             200,894        1,714,533         (2,907)         1,332,269
   Internal rollovers                                             --            3,901             --                 --
   Cost of insurance and other charges                      (204,520)        (481,527)        (3,667)           (29,154)
   Administrative charges                                    (19,487)         (55,337)            --             (4,645)
   Policy loans                                              (17,362)         (24,497)        (1,140)              (171)
   Death benefits                                               (135)            (338)            --                 --
   Withdrawals                                               (17,984)         (87,770)            --                 --
                                                          ----------      -----------       --------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     326,861        2,125,387         (6,754)         1,391,039
                                                          ----------      -----------       --------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      369,726        2,345,490         (7,511)         1,490,526
NET ASSETS:
   Beginning of year                                       1,365,866        4,043,499        110,446            255,132
                                                          ----------      -----------       --------        -----------
   End of year                                            $1,735,592      $ 6,388,989       $102,935        $ 1,745,658
                                                          ==========      ===========       ========        ===========

                            See accompanying notes.

                                   VL-R - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                       Divisions
                                                        ----------------------------------------------------------------------
                                                        PIMCO VIT Global
                                                         Bond Portfolio    PIMCO VIT Real   PIMCO VIT Short-  PIMCO VIT Total
                                                          (Unhedged) -   Return Portfolio - Term Portfolio - Return Portfolio -
                                                         Administrative    Administrative    Administrative    Administrative
                                                             Class             Class             Class             Class
                                                        ---------------- ------------------ ---------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                             $   578         $   410,752        $  163,915       $   981,508
   Net realized gain (loss) on investments                     (135)              8,145           (28,453)          124,494
   Capital gain distributions from mutual funds                  --              20,115                --           496,299
   Net change in unrealized appreciation
     (depreciation) of investments                           (1,936)         (1,566,914)         (189,054)         (573,045)
                                                            -------         -----------        ----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                 (1,493)         (1,127,902)          (53,592)        1,029,256
                                                            -------         -----------        ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                 280           2,675,244           735,097         3,083,931
   Net transfers from (to) other Divisions or fixed
     rate option                                             49,423             327,489          (179,126)       (1,206,181)
   Internal rollovers                                            --               2,314             7,294             3,413
   Cost of insurance and other charges                       (2,386)         (1,442,692)         (630,744)       (1,630,139)
   Administrative charges                                       (14)           (145,302)          (37,619)         (162,832)
   Policy loans                                                  --            (102,025)          (14,919)       (1,407,521)
   Death benefits                                                --             (10,123)          (11,207)          (10,493)
   Withdrawals                                                   --          (1,108,712)         (281,439)       (2,177,135)
                                                            -------         -----------        ----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     47,303             196,193          (412,663)       (3,506,957)
                                                            -------         -----------        ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      45,810            (931,709)         (466,255)       (2,477,701)
NET ASSETS:
   Beginning of year                                             --          13,945,200         5,644,865        26,311,466
                                                            -------         -----------        ----------       -----------
   End of year                                              $45,810         $13,013,491        $5,178,610       $23,833,765
                                                            =======         ===========        ==========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                             $    --         $   515,681        $  215,009       $   999,121
   Net realized gain (loss) on investments                       --             (84,939)           (5,014)         (120,468)
   Capital gain distributions from mutual funds                  --              32,060                --                --
   Net change in unrealized appreciation
     (depreciation) of investments                               --             772,599           (10,116)        1,028,735
                                                            -------         -----------        ----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                     --           1,235,401           199,879         1,907,388
                                                            -------         -----------        ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  --           2,234,393           802,754         3,954,941
   Net transfers from (to) other Divisions or fixed
     rate option                                                 --             704,839           469,514          (210,075)
   Internal rollovers                                            --               3,186               739             4,423
   Cost of insurance and other charges                           --          (1,375,582)         (590,250)       (1,493,917)
   Administrative charges                                        --            (116,944)          (40,706)         (194,957)
   Policy loans                                                  --            (120,927)          (25,062)          118,919
   Death benefits                                                --             (13,618)          (62,479)          (33,943)
   Withdrawals                                                   --            (349,580)          (94,303)         (402,391)
                                                            -------         -----------        ----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                         --             965,767           460,207         1,743,000
                                                            -------         -----------        ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          --           2,201,168           660,086         3,650,388
NET ASSETS:
   Beginning of year                                             --          11,744,032         4,984,779        22,661,078
                                                            -------         -----------        ----------       -----------
   End of year                                              $    --         $13,945,200        $5,644,865       $26,311,466
                                                            =======         ===========        ==========       ===========

                            See accompanying notes.

                                   VL-R - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Divisions
                                                   -----------------------------------------------------------------------------
                                                                         Pioneer Growth      Pioneer Mid Cap       Putnam VT
                                                    Pioneer Fund VCT    Opportunities VCT       Value VCT      Diversified Income
                                                   Portfolio - Class I Portfolio - Class I Portfolio - Class I  Fund - Class IB
                                                   ------------------- ------------------- ------------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                        $    30,793         $   (23,469)         $   1,026         $   360,250
   Net realized gain (loss) on investments                  19,135            (223,883)            (9,881)           (215,886)
   Capital gain distributions from mutual funds            111,952             319,201             20,927                  --
   Net change in unrealized appreciation
     (depreciation) of investments                      (1,264,224)         (1,496,976)          (124,020)         (2,256,786)
                                                       -----------         -----------          ---------         -----------
Increase (decrease) in net assets resulting from
  operations                                            (1,102,344)         (1,425,127)          (111,948)         (2,112,422)
                                                       -----------         -----------          ---------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            221,590             423,217            116,110             589,791
   Net transfers from (to) other Divisions or
     fixed rate option                                     (10,177)           (184,968)           145,121            (461,297)
   Internal rollovers                                           --                  --                 --               3,895
   Cost of insurance and other charges                    (210,982)           (392,463)           (41,100)           (521,197)
   Administrative charges                                   (7,562)            (16,628)            (5,693)            (34,364)
   Policy loans                                            (21,174)            (59,132)            (4,635)            (39,940)
   Death benefits                                           (6,486)             (9,269)               302                 352
   Withdrawals                                             (98,672)           (286,448)            (4,560)           (671,750)
                                                       -----------         -----------          ---------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (133,463)           (525,691)           205,545          (1,134,510)
                                                       -----------         -----------          ---------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,235,807)         (1,950,818)            93,597          (3,246,932)
NET ASSETS:
   Beginning of year                                     3,269,524           4,358,609            231,957           7,726,076
                                                       -----------         -----------          ---------         -----------
   End of year                                         $ 2,033,717         $ 2,407,791          $ 325,554         $ 4,479,144
                                                       ===========         ===========          =========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                        $    16,834         $   (35,462)         $      30         $   494,930
   Net realized gain (loss) on investments                  82,520              78,216              4,642             (83,039)
   Capital gain distributions from mutual funds                 --             666,205             17,376                  --
   Net change in unrealized appreciation
     (depreciation) of investments                          44,908            (906,723)           (19,223)            (70,985)
                                                       -----------         -----------          ---------         -----------
Increase (decrease) in net assets resulting from
  operations                                               144,262            (197,764)             2,825             340,906
                                                       -----------         -----------          ---------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            257,981             495,683             67,481             541,667
   Net transfers from (to) other Divisions or
     fixed rate option                                    (119,664)           (123,225)           118,447             (50,328)
   Internal rollovers                                           --                  --                470               3,356
   Cost of insurance and other charges                    (221,630)           (434,019)           (24,711)           (523,666)
   Administrative charges                                   (9,046)            (19,201)            (3,338)            (26,126)
   Policy loans                                             (5,988)            (69,685)                66             (22,157)
   Death benefits                                           (2,126)             (2,381)              (302)             (2,119)
   Withdrawals                                             (73,481)           (283,191)            (4,586)         (4,052,457)
                                                       -----------         -----------          ---------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (173,954)           (436,019)           153,527          (4,131,830)
                                                       -----------         -----------          ---------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (29,692)           (633,783)           156,352          (3,790,924)
NET ASSETS:
   Beginning of year                                     3,299,216           4,992,392             75,605          11,517,000
                                                       -----------         -----------          ---------         -----------
   End of year                                         $ 3,269,524         $ 4,358,609          $ 231,957         $ 7,726,076
                                                       ===========         ===========          =========         ===========

                            See accompanying notes.

                                   VL-R - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                          Divisions
                                                   ------------------------------------------------------
                                                                   Putnam VT
                                                     Putnam VT   International
                                                    Growth and    Growth and   Putnam VT Small  Putnam VT
                                                   Income Fund - Income Fund - Cap Value Fund - Vista Fund
                                                     Class IB      Class IB        Class IB     - Class IB
                                                   ------------- ------------- ---------------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                     $   184,862   $    90,569     $   1,965      $ (1,109)
   Net realized gain (loss) on investments             (876,560)     (218,416)      (19,722)          781
   Capital gain distributions from mutual funds       2,254,045     1,608,775        70,459            --
   Net change in unrealized appreciation
     (depreciation) of investments                   (7,397,365)   (5,954,792)     (192,818)      (82,651)
                                                    -----------   -----------     ---------      --------
Increase (decrease) in net assets resulting from
  operations                                         (5,835,018)   (4,473,864)     (140,116)      (82,979)
                                                    -----------   -----------     ---------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                       1,824,126     1,205,929         7,774         5,161
   Net transfers from (to) other Divisions or
     fixed rate option                                 (402,663)     (273,392)       12,365           (70)
   Internal rollovers                                        66         2,740            --            --
   Cost of insurance and other charges               (1,265,338)     (783,511)      (11,397)       (2,749)
   Administrative charges                               (90,345)      (57,329)           --            --
   Policy loans                                        (113,604)      (56,410)         (527)         (936)
   Death benefits                                        (8,477)      (20,627)           --            --
   Withdrawals                                       (1,092,158)     (465,526)       (2,245)           --
                                                    -----------   -----------     ---------      --------
Increase (decrease) in net assets resulting from
  principal transactions                             (1,148,393)     (448,126)        5,970         1,406
                                                    -----------   -----------     ---------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (6,983,411)   (4,921,990)     (134,146)      (81,573)
NET ASSETS:
   Beginning of year                                 15,764,721     9,971,671       334,860       180,001
                                                    -----------   -----------     ---------      --------
   End of year                                      $ 8,781,310   $ 5,049,681     $ 200,714      $ 98,428
                                                    ===========   ===========     =========      ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                     $   160,031   $    96,133     $    (746)     $ (1,371)
   Net realized gain (loss) on investments              996,872       459,098        10,834         2,615
   Capital gain distributions from mutual funds       3,195,685     1,718,659        45,838            --
   Net change in unrealized appreciation
     (depreciation) of investments                   (5,147,478)   (1,716,034)     (109,046)        4,177
                                                    -----------   -----------     ---------      --------
Increase (decrease) in net assets resulting from
  operations                                           (794,890)      557,856       (53,120)        5,421
                                                    -----------   -----------     ---------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                       1,979,628     1,123,554         8,389         5,596
   Net transfers from (to) other Divisions or
     fixed rate option                                 (151,372)      664,571       (19,195)       (5,140)
   Internal rollovers                                     4,338         1,670            --            --
   Cost of insurance and other charges               (1,353,192)     (731,878)       (9,199)       (2,318)
   Administrative charges                               (94,075)      (51,467)           --            --
   Policy loans                                        (125,966)      (48,859)       (7,561)         (208)
   Death benefits                                       (12,028)      (86,548)           --            --
   Withdrawals                                       (5,081,472)     (298,696)         (581)           --
                                                    -----------   -----------     ---------      --------
Increase (decrease) in net assets resulting from
  principal transactions                             (4,834,139)      572,347       (28,147)       (2,070)
                                                    -----------   -----------     ---------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (5,629,029)    1,130,203       (81,267)        3,351
NET ASSETS:
   Beginning of year                                 21,393,750     8,841,468       416,127       176,650
                                                    -----------   -----------     ---------      --------
   End of year                                      $15,764,721   $ 9,971,671     $ 334,860      $180,001
                                                    ===========   ===========     =========      ========

                            See accompanying notes.

                                   VL-R - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                   Divisions
                                                   ------------------------------------------------------------------------
                                                                      SunAmerica
                                                     Putnam VT        Aggressive          SunAmerica         UIF Capital
                                                   Voyager Fund - Growth Portfolio - Balanced Portfolio - Growth Portfolio -
                                                      Class IB         Class 1             Class 1          Class I Shares
                                                   -------------- ------------------ -------------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $  (2,343)       $     (311)         $   37,392         $   (17,529)
   Net realized gain (loss) on investments               3,425           (42,791)             (8,465)             89,381
   Capital gain distributions from mutual funds             --                --                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                    (142,238)         (516,105)           (425,915)         (2,153,139)
                                                     ---------        ----------          ----------         -----------
Increase (decrease) in net assets resulting from
  operations                                          (141,156)         (559,207)           (396,988)         (2,081,287)
                                                     ---------        ----------          ----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          7,780           221,601             322,779             413,209
   Net transfers from (to) other Divisions or
     fixed rate option                                 (15,203)          256,312              36,555              23,017
   Internal rollovers                                       --                --                 822                  --
   Cost of insurance and other charges                 (18,709)         (149,664)           (190,196)           (348,784)
   Administrative charges                                   --           (11,080)            (16,218)            (14,612)
   Policy loans                                           (993)            6,983              (3,818)            (27,315)
   Death benefits                                           --                --              (5,030)            (14,243)
   Withdrawals                                          (7,250)          (31,538)            (75,300)           (251,610)
                                                     ---------        ----------          ----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (34,375)          292,614              69,594            (220,338)
                                                     ---------        ----------          ----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (175,531)         (266,593)           (327,394)         (2,301,625)
NET ASSETS:
   Beginning of year                                   391,551         1,114,547           1,426,514           4,374,641
                                                     ---------        ----------          ----------         -----------
   End of year                                       $ 216,020        $  847,954          $1,099,120         $ 2,073,016
                                                     =========        ==========          ==========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $  (2,980)       $     (252)         $   30,711         $   (30,610)
   Net realized gain (loss) on investments              14,914            97,725              23,118             212,737
   Capital gain distributions from mutual funds             --                --                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                       6,587          (141,901)              4,462             626,061
                                                     ---------        ----------          ----------         -----------
Increase (decrease) in net assets resulting from
  operations                                            18,521           (44,428)             58,291             808,188
                                                     ---------        ----------          ----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          8,159           283,939             343,858             492,749
   Net transfers from (to) other Divisions or
     fixed rate option                                 (33,257)          (62,203)             60,003            (170,096)
   Internal rollovers                                       --               205               1,726                 238
   Cost of insurance and other charges                 (16,971)         (150,288)           (191,671)           (353,322)
   Administrative charges                                   --           (14,097)            (17,374)            (16,821)
   Policy loans                                         (1,461)           (3,663)             (6,527)           (111,579)
   Death benefits                                           --               339              (6,556)             (7,437)
   Withdrawals                                          (4,868)          (25,604)            (41,686)           (321,469)
                                                     ---------        ----------          ----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (48,398)           28,628             141,773            (487,737)
                                                     ---------        ----------          ----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (29,877)          (15,800)            200,064             320,451
NET ASSETS:
   Beginning of year                                   421,428         1,130,347           1,226,450           4,054,190
                                                     ---------        ----------          ----------         -----------
   End of year                                       $ 391,551        $1,114,547          $1,426,514         $ 4,374,641
                                                     =========        ==========          ==========         ===========

                            See accompanying notes.

                                   VL-R - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                   Divisions
                                                 -----------------------------------------------------------------------------
                                                                                                               Van Kampen LIT
                                                   UIF High Yield      Van Kampen LIT      Van Kampen LIT        Growth and
                                                 Portfolio - Class I   Capital Growth        Government      Income Portfolio -
                                                       Shares        Portfolio - Class I Portfolio - Class I      Class I
                                                 ------------------- ------------------- ------------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $  145,721           $    (94)           $  4,407          $   146,017
   Net realized gain (loss) on investments              (47,871)             1,726                (925)            (169,292)
   Capital gain distributions from mutual funds              --                 --                  --              367,802
   Net change in unrealized appreciation
     (depreciation) of investments                     (525,826)           (25,852)             (2,067)          (4,333,419)
                                                     ----------           --------            --------          -----------
Increase (decrease) in net assets resulting
  from operations                                      (427,976)           (24,220)              1,415           (3,988,892)
                                                     ----------           --------            --------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         191,724              1,256               1,445            1,192,700
   Net transfers from (to) other Divisions or
     fixed rate option                                  (19,168)               (35)             26,299              105,265
   Internal rollovers                                        --                 --                  --                4,370
   Cost of insurance and other charges                 (135,168)            (2,058)             (6,159)            (781,671)
   Administrative charges                                (7,912)                --                  --              (58,005)
   Policy loans                                         (16,174)            (2,844)             (6,550)            (355,605)
   Death benefits                                          (294)                --                  --               (9,500)
   Withdrawals                                          (92,609)                --              (7,273)            (492,752)
                                                     ----------           --------            --------          -----------
Increase (decrease) in net assets resulting
  from principal transactions                           (79,601)            (3,681)              7,762             (395,198)
                                                     ----------           --------            --------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (507,577)           (27,901)              9,177           (4,384,090)
NET ASSETS:
   Beginning of year                                  1,922,401             51,876             127,597           12,520,025
                                                     ----------           --------            --------          -----------
   End of year                                       $1,414,824           $ 23,975            $136,774          $ 8,135,935
                                                     ==========           ========            ========          ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $  109,934           $   (370)           $  5,257          $   112,360
   Net realized gain (loss) on investments               20,892              6,064              (1,232)             409,042
   Capital gain distributions from mutual funds              --                 --                  --              482,387
   Net change in unrealized appreciation
     (depreciation) of investments                      (76,087)             2,016               3,601             (741,388)
                                                     ----------           --------            --------          -----------
Increase (decrease) in net assets resulting
  from operations                                        54,739              7,710               7,626              262,401
                                                     ----------           --------            --------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         234,923              2,318               1,576            1,910,996
   Net transfers from (to) other Divisions or
     fixed rate option                                  402,693             (8,220)              8,190             (353,431)
   Internal rollovers                                        --                 --                  --                   --
   Cost of insurance and other charges                 (122,717)            (1,819)            (10,641)            (799,552)
   Administrative charges                                (9,839)                --                  --              (91,961)
   Policy loans                                         (44,058)             2,665              (4,946)            (226,937)
   Death benefits                                            --                 --                  --              (25,838)
   Withdrawals                                          (58,588)            (8,020)             (9,984)            (253,789)
                                                     ----------           --------            --------          -----------
Increase (decrease) in net assets resulting
  from principal transactions                           402,414            (13,076)            (15,805)             159,488
                                                     ----------           --------            --------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 457,153             (5,366)             (8,179)             421,889
NET ASSETS:
   Beginning of year                                  1,465,248             57,242             135,776           12,098,136
                                                     ----------           --------            --------          -----------
   End of year                                       $1,922,401           $ 51,876            $127,597          $12,520,025
                                                     ==========           ========            ========          ===========

                            See accompanying notes.

                                   VL-R - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                  Divisions
                                                                         ---------------------------
                                                                          Vanguard VIF   Vanguard VIF
                                                                         High Yield Bond  REIT Index
                                                                            Portfolio     Portfolio
                                                                         --------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                            $   408,772   $   369,658
   Net realized gain (loss) on investments                                    (217,260)   (2,047,691)
   Capital gain distributions from mutual funds                                     --     4,701,548
   Net change in unrealized appreciation (depreciation) of investments      (1,501,461)   (7,936,700)
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from operations                 (1,309,949)   (4,913,185)
                                                                           -----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                                965,544     2,272,379
   Net transfers from (to) other Divisions or fixed rate option               (130,179)     (855,768)
   Internal rollovers                                                            3,432         3,214
   Cost of insurance and other charges                                        (620,843)   (1,387,845)
   Administrative charges                                                      (49,217)     (113,326)
   Policy loans                                                                (67,467)     (356,298)
   Death benefits                                                              (36,150)      (18,122)
   Withdrawals                                                                (189,586)     (470,023)
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from principal transactions       (124,466)     (925,789)
                                                                           -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (1,434,415)   (5,838,974)
NET ASSETS:
   Beginning of year                                                         5,933,262    14,880,661
                                                                           -----------   -----------
   End of year                                                             $ 4,498,847   $ 9,041,687
                                                                           ===========   ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                            $   317,551   $   198,616
   Net realized gain (loss) on investments                                     (12,031)    1,080,608
   Capital gain distributions from mutual funds                                     --     1,280,223
   Net change in unrealized appreciation (depreciation) of investments        (236,093)   (5,450,346)
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from operations                     69,427    (2,890,899)
                                                                           -----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              1,048,284     2,431,130
   Net transfers from (to) other Divisions or fixed rate option                537,212     1,267,143
   Internal rollovers                                                            4,610         4,260
   Cost of insurance and other charges                                        (584,024)   (1,396,893)
   Administrative charges                                                      (53,813)     (120,578)
   Policy loans                                                                (83,416)     (134,448)
   Death benefits                                                              (30,167)      (74,113)
   Withdrawals                                                                (155,888)   (1,327,212)
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from principal transactions        682,798       649,289
                                                                           -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        752,225    (2,241,610)
NET ASSETS:
   Beginning of year                                                         5,181,037    17,122,271
                                                                           -----------   -----------
   End of year                                                             $ 5,933,262   $14,880,661
                                                                           ===========   ===========

                            See accompanying notes.

                                   VL-R - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Separate Account VL-R (the "Separate Account") was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate
Account: AG Legacy Plus, Corporate America, Legacy Plus, Platinum Investor I, Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor Survivor II, Platinum Investor VIP, The One VUL Solution, AIG Corporate Investor, AIG Income Advantage VUL, AIG Income Advantage Select, AIG Protection Advantage VUL, Survivor Advantage, and Corporate Investor Select. Of the products listed, AIG Income Advantage Select, AIG Protection Advantage VUL, Corporate Investor Select, and Survivor Advantage are offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

                        AIG RETIREMENT COMPANY I: (16)

           AIG Retirement Company I International Equities Fund (17)
               AIG Retirement Company I Mid Cap Index Fund (18)
               AIG Retirement Company I Money Market I Fund (19)
            AIG Retirement Company I Nasdaq-100(R) Index Fund (20)
            AIG Retirement Company I Science & Technology Fund (21)
              AIG Retirement Company I Small Cap Index Fund (22)
                AIG Retirement Company I Stock Index Fund (23)

                  AIM VARIABLE INSURANCE FUNDS ("AIM V.I."):
                   AIM V.I. Core Equity Fund - Series I (2)
               AIM V.I. Global Real Estate Fund - Series I (12)
                 AIM V.I. International Growth Fund - Series I

                  THE ALGER AMERICAN FUND ("ALGER AMERICAN"):
      Alger American Capital Appreciation Portfolio - Class O Shares (13)
            Alger American MidCap Growth Portfolio - Class O Shares

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
                   American Century VP Value Fund - Class I

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
                   Credit Suisse Small Cap Core I Portfolio

                 DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
            Dreyfus IP MidCap Stock Portfolio - Initial Shares (3)

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
         Dreyfus VIF Developing Leaders Portfolio - Initial Shares (3)
        Dreyfus VIF International Value Portfolio - Initial Shares (12)
            Dreyfus VIF Quality Bond Portfolio - Initial Shares (3)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
         Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2
              Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

                                   VL-R - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
     Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
          Franklin Templeton Franklin U.S. Government Fund - Class 2
          Franklin Templeton Mutual Shares Securities Fund - Class 2
        Franklin Templeton Templeton Foreign Securities Fund - Class 2

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
         Goldman Sachs VIT Capital Growth Fund - Institutional Shares

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
               Janus Aspen Forty Portfolio - Service Shares (12)
          Janus Aspen International Growth Portfolio - Service Shares
             Janus Aspen Mid Cap Growth Portfolio - Service Shares
          Janus Aspen Worldwide Growth Portfolio - Service Shares (4)

                         J.P. MORGAN INSURANCE TRUST:
       JPMorgan Insurance Trust Government Bond Portfolio - Class I (12)

                   J.P. MORGAN SERIES TRUST II ("JPMORGAN"):
                 JPMorgan International Equity Portfolio (12)
                     JPMorgan Mid Cap Value Portfolio (5)
                       JPMorgan Small Company Portfolio

              MFS(R) VARIABLE INSURANCE TRUST/SM/ ("MFS(R) VIT"):
             MFS(R) VIT Core Equity Series - Initial Class (6) (9)
               MFS(R) VIT Growth Series - Initial Class (6) (14)
                MFS(R) VIT New Discovery Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class
                MFS(R) VIT Total Return Series - Initial Class

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
            Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
               Neuberger Berman AMT Partners Portfolio - Class I
       Neuberger Berman AMT Socially Responsive Portfolio - Class I (11)

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
               Oppenheimer Balanced Fund/VA - Non-Service Shares
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
             Oppenheimer High Income Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class (12)
            PIMCO VIT Real Return Portfolio - Administrative Class
             PIMCO VIT Short-Term Portfolio - Administrative Class
            PIMCO VIT Total Return Portfolio - Administrative Class

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
                     Pioneer Fund VCT Portfolio - Class I
             Pioneer Growth Opportunities VCT Portfolio - Class I
                 Pioneer Mid Cap Value VCT Portfolio - Class I

                                   VL-R - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
                 Putnam VT Diversified Income Fund - Class IB
                Putnam VT Growth and Income Fund - Class IB (7)
           Putnam VT International Growth and Income Fund - Class IB
                   Putnam VT Small Cap Value Fund - Class IB
                        Putnam VT Vista Fund - Class IB
                       Putnam VT Voyager Fund - Class IB

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
               SunAmerica Aggressive Growth Portfolio - Class 1
                 SunAmerica Balanced Portfolio - Class 1 (10)

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
            UIF Capital Growth Portfolio - Class I Shares (8) (15)
                 UIF High Yield Portfolio - Class I Shares (8)

             VAN KAMPEN LIFE INVESTMENT TRUST ("VAN KAMPEN LIT"):
            Van Kampen LIT Capital Growth Portfolio - Class I (24)
                 Van Kampen LIT Government Portfolio - Class I
             Van Kampen LIT Growth and Income Portfolio - Class I

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                   Vanguard(R) VIF High Yield Bond Portfolio
                     Vanguard(R) VIF REIT Index Portfolio

(1)Divisions had no activity in the current year.

(2)Effective May 1, 2006, AIM V.I. Premier Equity Fund - Series I merged into AIM V.I. Core Equity Fund - Series I. AIM V.I. Core Equity Fund - Series I is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(3)Effective May 1, 2006, Dreyfus IP MidCap Stock Portfolio - Initial Shares, Dreyfus VIF Developing Leaders Portfolio - Initial Shares and Dreyfus VIF Quality Bond Portfolio - Initial Shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(4)Effective May 1, 2006, Janus Aspen Worldwide Growth Portfolio - Service Shares is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(5)Effective May 1, 2006, JPMorgan Mid Cap Value Portfolio is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later and is not available for new investments in existing policies.

(6)Effective May 1, 2006, MFS VIT Capital Opportunities Series - Initial Class and MFS VIT Emerging Growth Series - Initial Class are no longer offered as investment options for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(7)Effective May 1, 2006, Putnam VT Growth and Income Fund - Class IB is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(8)Effective May 1, 2006, UIF Equity Growth Portfolio - Class I Shares and UIF High Yield Portfolio - Class I Shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.

(9)Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

(10)Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

(11)Effective September 4, 2007, Neuberger Berman AMT Socially Responsive Portfolio - Class I became available as an investment option.

                                   VL-R - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

(12)Effective October 3, 2007, the following investment options became available under the separate account: AIM V.I. Global Real Estate Fund - Series I, Dreyfus VIF International Value Portfolio - Initial Shares, Janus Aspen Forty Portfolio - Service Shares, JPMorgan International Equity Portfolio, JPMorgan Insurance Trust Government Bond Portfolio - Class I, and PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class.

(13)Effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio - Class O Shares.

(14)Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.

(15)Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio - Class I Shares.

(16)Effective May 1, 2008, VALIC Company I changed its name to AIG Retirement Company I.

(17)Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

(18)Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

(19)Effective May 1, 2008, VALIC Company I Money Market I Fund changed its name to AIG Retirement Company I Money Market I Fund.

(20)Effective May 1, 2008, VALIC Company I Nasdaq-100(R) Index Fund changed its name to AIG Retirement Company I Nasdaq-100(R) Index Fund.

(21)Effective May 1, 2008, VALIC Company I Science & Technology Fund changed its name to AIG Retirement Company I Science & Technology Fund.

(22)Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

(23)Effective May 1, 2008, VALIC Company I Stock Index Fund changed its name to AIG Retirement Company I Stock Index Fund.

(24)Effective May 1, 2008, Van Kampen LIT Strategic Growth Portfolio - Class I changed its name to Van Kampen LIT Capital Growth Portfolio - Class I.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to AIG Retirement Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

                                   VL-R - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

RECENT ACCOUNTING PRONOUNCEMENTS - In September 2006, the FASB issued FAS
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Separate Account adopted FAS 157 on January 1, 2008, its required effective date, and it resulted in no cumulative effect to the financial statements.

FAIR VALUE MEASUREMENTS - Beginning January 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Separate Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2008 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is present. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2008.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY VALUATION - The investments in shares of the Funds are stated at the net asset value of the respective portfolio as determined by the fund, which value their securities at fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

                                   VL-R - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

INTERNAL ROLLOVERS - A policy owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included in the Statement of Changes in Net Assets under principal transactions.

NOTE C - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. For AIG Corporate Investor, Corporate America, and Corporate Investor Select policies, the Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. A summary of premium expense charges for AIG Corporate Investor, Corporate America, and Corporate Investor Select policies follows:

POLICIES                                             PREMIUM EXPENSE
---------------------------  ----------------------------------------------------------------
AIG Corporate Investor       4% up to the "target premium" and 5% on any premium
                             amounts in excess of the "target premium" for policy years 1-3.
                             9% up to the "target premium" and 5% on any premium
                             amounts in excess of the "target premium" for policy years 4-7.
                             5% of all premium payments in policy years 8 and thereafter.

Corporate America            9% up to the "target premium" and 5% on any premium
                             amounts in excess of the "target premium" for policy years 1-7.
                             5% of all premium payments in policy years 8 and thereafter.

Corporate Investor Select    4% up to the "target premium" and 5% on any premium
                             amounts in excess of the "target premium" for policy years 1-3.
                             9% up to the "target premium" and 5% on any premium
                             amounts in excess of the "target premium" for policy years 4-7.
                             5% of all premium payments in policy years 8 and thereafter.

The "target premium" is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

For other policies offered through the Separate Account (except for AIG Corporate Investor, Corporate America, Corporate Investor Select, AG Legacy Plus, and Legacy Plus), the following premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account.

POLICIES                        PREMIUM EXPENSE
------------------------------- ---------------
AIG Income Advantage Select          5.00%
AIG Income Advantage VUL             5.00%
AIG Protection Advantage VUL         5.00%
Platinum Investor I and II           2.50%
Platinum Investor III                5.00%
Platinum Investor IV                 5.00%
Platinum Investor FlexDirector       5.00%
Platinum Investor PLUS               5.00%
Platinum Investor Survivor           6.50%
Platinum Investor Survivor II        5.00%
Platinum Investor VIP                5.00%
Survivor Advantage                   5.00%

                                   VL-R - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of these charges by policy follows:

                                                                                        SECOND REDUCTION
                                      MORTALITY AND        FIRST REDUCTION IN           IN MORTALITY AND
                                     EXPENSE RISK AND     MORTALITY AND EXPENSE  AFTER  EXPENSE RISK AND AFTER
                                  ADMINISTRATIVE CHARGES RISK AND ADMINISTRATIVE POLICY  ADMINISTRATIVE  POLICY
POLICIES                           CURRENT ANNUAL RATE        CHARGES RATE        YEAR    CHARGES RATE    YEAR
--------------------------------  ---------------------- ----------------------- ------ ---------------- ------
AG Legacy Plus                             0.75%                  0.25%            10         0.25%        20
AIG Corporate Investor                     0.65%                  0.25%            10         0.25%        20
AIG Income Advantage Select                0.20%                  0.20%            10         0.00%        20
AIG Income Advantage VUL                   0.20%                  0.20%            10         0.00%        20
AIG Protection Advantage VUL               0.70%                  0.35%            10         0.20%        20
Corporate America                          0.35%                  0.10%            10         0.10%        20
Corporate America (reduced
  surrender charge)                        0.65%                  0.25%            10         0.25%        20
Corporate Investor Select                  0.65%                  0.25%            10         0.25%        20
Legacy Plus                                0.75%                  0.25%            10         0.25%        20
Platinum Investor I and II                 0.75%                  0.25%            10         0.25%        20
Platinum Investor III                      0.70%                  0.25%            10         0.35%        20
Platinum Investor IV                       0.70%                  0.35%            10         0.25%        20
Platinum Investor FlexDirector             0.70%                  0.25%            10         0.35%        20
Platinum Investor PLUS                     0.70%                  0.25%            10         0.35%        20
Platinum Investor Survivor                 0.40%                  0.20%            10         0.10%        30
Platinum Investor Survivor II              0.75%                  0.25%            15         0.35%        30
Platinum Investor VIP                      0.70%                  0.35%            10         0.20%        20
Survivor Advantage                         0.70%                  0.35%            10         0.20%        20

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER CHARGE - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administration charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

                                   VL-R - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. For partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VL-R - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                              Cost of   Proceeds from
Divisions                                                                    Purchases      Sales
--------------------------------------------------------------------------- ----------- -------------
AIG Retirement Company I International Equities Fund                        $   942,924  $   387,675
AIG Retirement Company I Mid Cap Index Fund                                   2,841,026    2,483,687
AIG Retirement Company I Money Market I Fund                                 22,587,259   23,979,783
AIG Retirement Company I Nasdaq-100 Index Fund                                1,327,485      958,345
AIG Retirement Company I Science & Technology Fund                              261,198      283,507
AIG Retirement Company I Small Cap Index Fund                                 1,488,501    1,208,578
AIG Retirement Company I Stock Index Fund                                     5,684,646    5,432,839
AIM V.I. Core Equity Fund - Series I                                            864,965    1,700,312
AIM V.I. Global Real Estate Fund - Series I                                      18,250          194
AIM V.I. International Growth Fund - Series I                                 2,295,873    2,577,660
Alger American Capital Appreciation Portfolio - Class O Shares                  585,342    1,082,524
Alger American MidCap Growth Portfolio - Class O Shares                       1,784,365      577,422
American Century VP Value Fund - Class I                                      4,585,124    2,983,705
Credit Suisse Small Cap Core I Portfolio                                        281,231      340,001
Dreyfus IP MidCap Stock Portfolio - Initial Shares                            1,021,506      698,638
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                     1,263,356    1,353,677
Dreyfus VIF International Value Portfolio - Initial Shares                       46,542        1,178
Dreyfus VIF Quality Bond Portfolio - Initial Shares                           2,032,274    2,346,445
Fidelity VIP Asset Manager Portfolio - Service Class 2                        1,200,832      724,614
Fidelity VIP Contrafund Portfolio - Service Class 2                           6,874,676    5,230,552
Fidelity VIP Equity-Income Portfolio - Service Class 2                        3,206,882    3,024,937
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                            87,280       32,444
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                         1,069,735      528,665
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                           250,846       85,147
Fidelity VIP Growth Portfolio - Service Class 2                               2,657,816    2,436,871
Fidelity VIP Mid Cap Portfolio - Service Class 2                              3,934,707    2,122,619
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2         3,878,670    1,560,041
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2       16,001        3,976
Franklin Templeton Franklin U.S. Government Fund - Class 2                    2,211,736      899,314
Franklin Templeton Mutual Shares Securities Fund - Class 2                    2,450,956    2,142,201
Franklin Templeton Templeton Foreign Securities Fund - Class 2                1,996,222    1,125,700
Goldman Sachs VIT Capital Growth Fund - Institutional Shares                      7,476      482,912
Janus Aspen Forty Portfolio - Service Shares                                    138,746        3,411
Janus Aspen International Growth Portfolio - Service Shares                   6,209,478    3,472,802
Janus Aspen Mid Cap Growth Portfolio - Service Shares                         1,535,207      553,859
Janus Aspen Worldwide Growth Portfolio - Service Shares                         441,696      804,807
JPMorgan Insurance Trust Government Bond Portfolio - Class I                     34,337        7,798
JPMorgan International Equity Portfolio                                          30,619        2,739
JPMorgan Mid Cap Value Portfolio                                                230,888      721,879
JPMorgan Small Company Portfolio                                                946,817      502,666
MFS VIT Core Equity Series - Initial Class                                      374,309      653,442
MFS VIT Growth Series - Initial Class                                           965,399    1,610,224
MFS VIT New Discovery Series - Initial Class                                  1,245,316      433,444
MFS VIT Research Series - Initial Class                                       1,278,094      314,224
MFS VIT Total Return Series - Initial Class                                      71,404       91,301
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                       1,030,758    1,513,570
Neuberger Berman AMT Partners Portfolio - Class I                                33,556        5,071
Neuberger Berman AMT Socially Responsive Portfolio - Class I                      8,847          663
Oppenheimer Balanced Fund/VA - Non-Service Shares                               610,035      262,513
Oppenheimer Global Securities Fund/VA - Non-Service Shares                    1,498,249      958,677
Oppenheimer High Income Fund/VA - Non-Service Shares                              8,781       23,049

                                   VL-R - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES - CONTINUED

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                          Cost of   Proceeds from
Divisions                                                                Purchases      Sales
------------------------------------------------------------------------ ---------- -------------
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class  $2,042,706  $1,466,130
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class            49,717       1,837
PIMCO VIT Real Return Portfolio - Administrative Class                    3,827,565   3,200,504
PIMCO VIT Short-Term Portfolio - Administrative Class                       954,474   1,203,221
PIMCO VIT Total Return Portfolio - Administrative Class                   7,344,008   9,373,159
Pioneer Fund VCT Portfolio - Class I                                        291,214     281,931
Pioneer Growth Opportunities VCT Portfolio - Class I                        595,145     825,105
Pioneer Mid Cap Value VCT Portfolio - Class I                               255,674      28,178
Putnam VT Diversified Income Fund - Class IB                              1,043,386   1,817,646
Putnam VT Growth and Income Fund - Class IB                               3,548,793   2,258,279
Putnam VT International Growth and Income Fund - Class IB                 2,911,004   1,659,783
Putnam VT Small Cap Value Fund - Class IB                                   117,989      39,595
Putnam VT Vista Fund - Class IB                                               4,903       4,606
Putnam VT Voyager Fund - Class IB                                             5,256      41,974
SunAmerica Aggressive Growth Portfolio - Class 1                            514,101     221,799
SunAmerica Balanced Portfolio - Class 1                                     299,225     192,241
UIF Capital Growth Portfolio - Class I Shares                               268,855     506,722
UIF High Yield Portfolio - Class I Shares                                   314,080     247,959
Van Kampen LIT Capital Growth Portfolio - Class I                             2,496       6,270
Van Kampen LIT Government Portfolio - Class I                                31,866      19,698
Van Kampen LIT Growth and Income Portfolio - Class I                      1,974,838   1,856,216
Vanguard VIF High Yield Bond Portfolio                                    1,375,415   1,091,109
Vanguard VIF REIT Index Portfolio                                         7,930,077   3,784,662

                                   VL-R - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2008.

                                                                           Net Asset Value Value of Shares Cost of Shares
Divisions                                                         Shares      Per Share     at Fair Value       Held
--------------------------------------------------------------- ---------- --------------- --------------- --------------
AIG Retirement Company I International Equities Fund               469,404     $ 4.80        $ 2,253,140    $ 3,878,695
AIG Retirement Company I Mid Cap Index Fund                        849,657      12.31         10,459,279     16,438,396
AIG Retirement Company I Money Market I Fund                    29,748,446       1.00         29,748,446     29,748,446
AIG Retirement Company I Nasdaq-100 Index Fund                     735,829       3.25          2,391,443      3,073,920
AIG Retirement Company I Science & Technology Fund                 103,521       7.94            821,958      1,217,835
AIG Retirement Company I Small Cap Index Fund                      459,597       9.28          4,265,056      7,004,375
AIG Retirement Company I Stock Index Fund                        1,001,196      18.59         18,612,240     29,723,748
AIM V.I. Core Equity Fund - Series I                               410,391      19.75          8,105,221     10,351,166
AIM V.I. Global Real Estate Fund - Series I                          1,172       9.23             10,822         18,000
AIM V.I. International Growth Fund - Series I                      445,602      19.49          8,684,785     11,645,160
Alger American Capital Appreciation Portfolio - Class O Shares      64,466      30.39          1,959,122      2,791,508
Alger American MidCap Growth Portfolio - Class O Shares            213,393       7.04          1,502,289      3,466,319
American Century VP Value Fund - Class I                         2,607,023       4.68         12,200,868     19,200,045
Credit Suisse Small Cap Core I Portfolio                           120,839      10.11          1,221,681      1,789,495
Dreyfus IP MidCap Stock Portfolio - Initial Shares                 356,410       7.85          2,797,816      5,581,582
Dreyfus VIF Developing Leaders Portfolio - Initial Shares          310,599      19.01          5,904,489     11,019,044
Dreyfus VIF International Value Portfolio - Initial Shares           4,715       8.79             41,447         44,951
Dreyfus VIF Quality Bond Portfolio - Initial Shares                756,280      10.11          7,645,995      8,454,630
Fidelity VIP Asset Manager Portfolio - Service Class 2             423,941      10.15          4,303,000      6,005,021
Fidelity VIP Contrafund Portfolio - Service Class 2              1,574,533      15.14         23,838,430     42,975,047
Fidelity VIP Equity-Income Portfolio - Service Class 2             969,663      13.00         12,605,617     22,549,588
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                8,891       7.69             68,374        101,412
Fidelity VIP Freedom 2025 Portfolio - Service Class 2               60,026       7.47            448,393        596,714
Fidelity VIP Freedom 2030 Portfolio - Service Class 2               43,031       7.11            305,948        485,775
Fidelity VIP Growth Portfolio - Service Class 2                    414,020      23.31          9,650,798     13,365,694
Fidelity VIP Mid Cap Portfolio - Service Class 2                   330,219      18.12          5,983,569     10,118,053
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2                                                          643,514      10.55          6,789,073     10,557,527
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2                                                     5,293      11.75             62,198         98,682
Franklin Templeton Franklin U.S. Government Fund - Class 2         415,159      12.99          5,392,918      5,193,274
Franklin Templeton Mutual Shares Securities Fund - Class 2         601,288      11.78          7,083,170     11,344,271
Franklin Templeton Templeton Foreign Securities Fund - Class 2     499,860      10.76          5,378,491      8,279,117
Goldman Sachs VIT Capital Growth Fund - Institutional Shares       534,980       7.40          3,958,855      5,116,219
Janus Aspen Forty Portfolio - Service Shares                         4,588      22.72            104,234        133,380
Janus Aspen International Growth Portfolio - Service Shares        338,638      26.01          8,807,973     15,758,950
Janus Aspen Mid Cap Growth Portfolio - Service Shares              144,085      20.70          2,982,555      4,037,386
Janus Aspen Worldwide Growth Portfolio - Service Shares            143,844      19.10          2,747,425      3,958,527
JPMorgan Insurance Trust Government Bond Portfolio - Class I         2,363      11.91             28,147         26,542
JPMorgan International Equity Portfolio                              3,087       7.93             24,483         26,463
JPMorgan Mid Cap Value Portfolio                                    89,817      18.92          1,699,338      2,500,894
JPMorgan Small Company Portfolio                                   215,550       9.84          2,121,011      3,385,389
MFS VIT Core Equity Series - Initial Class                         260,606      10.38          2,705,088      3,248,903
MFS VIT Growth Series - Initial Class                              522,597      15.62          8,162,971      8,715,581
MFS VIT New Discovery Series - Initial Class                       316,928       8.23          2,608,315      4,298,684
MFS VIT Research Series - Initial Class                            208,719      12.90          2,692,482      2,960,621
MFS VIT Total Return Series - Initial Class                         32,208      15.42            496,645        619,496
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I            251,515      16.14          4,059,452      5,927,436
Neuberger Berman AMT Partners Portfolio - Class I                    8,161       7.11             58,023        131,921
Neuberger Berman AMT Socially Responsive Portfolio - Class I           597       9.39              5,605          8,031
Oppenheimer Balanced Fund/VA - Non-Service Shares                  134,374       8.45          1,135,464      1,996,262
Oppenheimer Global Securities Fund/VA - Non-Service Shares         191,926      20.21          3,878,834      6,344,678
Oppenheimer High Income Fund/VA - Non-Service Shares                10,764       1.58             17,007         72,434

Divisions                                                       Level (a)
--------------------------------------------------------------- ---------
AIG Retirement Company I International Equities Fund                1
AIG Retirement Company I Mid Cap Index Fund                         1
AIG Retirement Company I Money Market I Fund                        1
AIG Retirement Company I Nasdaq-100 Index Fund                      1
AIG Retirement Company I Science & Technology Fund                  1
AIG Retirement Company I Small Cap Index Fund                       1
AIG Retirement Company I Stock Index Fund                           1
AIM V.I. Core Equity Fund - Series I                                1
AIM V.I. Global Real Estate Fund - Series I                         1
AIM V.I. International Growth Fund - Series I                       1
Alger American Capital Appreciation Portfolio - Class O Shares      1
Alger American MidCap Growth Portfolio - Class O Shares             1
American Century VP Value Fund - Class I                            1
Credit Suisse Small Cap Core I Portfolio                            1
Dreyfus IP MidCap Stock Portfolio - Initial Shares                  1
Dreyfus VIF Developing Leaders Portfolio - Initial Shares           1
Dreyfus VIF International Value Portfolio - Initial Shares          1
Dreyfus VIF Quality Bond Portfolio - Initial Shares                 1
Fidelity VIP Asset Manager Portfolio - Service Class 2              1
Fidelity VIP Contrafund Portfolio - Service Class 2                 1
Fidelity VIP Equity-Income Portfolio - Service Class 2              1
Fidelity VIP Freedom 2020 Portfolio - Service Class 2               1
Fidelity VIP Freedom 2025 Portfolio - Service Class 2               1
Fidelity VIP Freedom 2030 Portfolio - Service Class 2               1
Fidelity VIP Growth Portfolio - Service Class 2                     1
Fidelity VIP Mid Cap Portfolio - Service Class 2                    1
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2                                                           1
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2                                                    1
Franklin Templeton Franklin U.S. Government Fund - Class 2          1
Franklin Templeton Mutual Shares Securities Fund - Class 2          1
Franklin Templeton Templeton Foreign Securities Fund - Class 2      1
Goldman Sachs VIT Capital Growth Fund - Institutional Shares        1
Janus Aspen Forty Portfolio - Service Shares                        1
Janus Aspen International Growth Portfolio - Service Shares         1
Janus Aspen Mid Cap Growth Portfolio - Service Shares               1
Janus Aspen Worldwide Growth Portfolio - Service Shares             1
JPMorgan Insurance Trust Government Bond Portfolio - Class I        1
JPMorgan International Equity Portfolio                             1
JPMorgan Mid Cap Value Portfolio                                    1
JPMorgan Small Company Portfolio                                    1
MFS VIT Core Equity Series - Initial Class                          1
MFS VIT Growth Series - Initial Class                               1
MFS VIT New Discovery Series - Initial Class                        1
MFS VIT Research Series - Initial Class                             1
MFS VIT Total Return Series - Initial Class                         1
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I             1
Neuberger Berman AMT Partners Portfolio - Class I                   1
Neuberger Berman AMT Socially Responsive Portfolio - Class I        1
Oppenheimer Balanced Fund/VA - Non-Service Shares                   1
Oppenheimer Global Securities Fund/VA - Non-Service Shares          1
Oppenheimer High Income Fund/VA - Non-Service Shares                1

                                   VL-R - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS - CONTINUED

The following is a summary of fund shares owned as of December 31, 2008.

                                                                       Net Asset Value Value of Shares Cost of Shares
Divisions                                                     Shares      Per Share     at Fair Value       Held      Level (a)
------------------------------------------------------------ --------- --------------- --------------- -------------- ---------
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class                                         170,866     $ 7.00        $ 1,196,061    $ 2,122,916       1
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative
  Class                                                          3,740      12.25             45,809         47,745       1
PIMCO VIT Real Return Portfolio - Administrative Class       1,155,727      11.26         13,013,492     14,474,386       1
PIMCO VIT Short-Term Portfolio - Administrative Class          538,317       9.62          5,178,612      5,396,337       1
PIMCO VIT Total Return Portfolio - Administrative Class      2,311,713      10.31         23,833,764     23,750,704       1
Pioneer Fund VCT Portfolio - Class I                           127,586      15.94          2,033,717      2,660,747       1
Pioneer Growth Opportunities VCT Portfolio - Class I           181,857      13.24          2,407,791      4,158,832       1
Pioneer Mid Cap Value VCT Portfolio - Class I                   27,778      11.72            325,554        466,194       1
Putnam VT Diversified Income Fund - Class IB                   788,582       5.68          4,479,144      6,652,933       1
Putnam VT Growth and Income Fund - Class IB                    765,589      11.47          8,781,311     16,708,195       1
Putnam VT International Growth and Income Fund - Class IB      707,238       7.14          5,049,683     10,053,005       1
Putnam VT Small Cap Value Fund - Class IB                       23,530       8.53            200,715        369,803       1
Putnam VT Vista Fund - Class IB                                 11,844       8.31             98,428        149,906       1
Putnam VT Voyager Fund - Class IB                               10,812      19.98            216,021        281,184       1
SunAmerica Aggressive Growth Portfolio - Class 1               145,640       5.82            847,954      1,293,190       1
SunAmerica Balanced Portfolio - Class 1                        100,694      10.92          1,099,118      1,410,552       1
UIF Capital Growth Portfolio - Class I Shares                  203,436      10.19          2,073,016      2,766,782       1
UIF High Yield Portfolio - Class I Shares                      156,162       9.06          1,414,825      1,987,904       1
Van Kampen LIT Capital Growth Portfolio - Class I                1,402      17.10             23,976         33,317       1
Van Kampen LIT Government Portfolio - Class I                   14,739       9.28            136,773        136,552       1
Van Kampen LIT Growth and Income Portfolio - Class I           592,135      13.74          8,135,937     11,810,772       1
Vanguard VIF High Yield Bond Portfolio                         761,226       5.91          4,498,848      6,153,464       1
Vanguard VIF REIT Index Portfolio                            1,181,920       7.65          9,041,686     18,150,212       1

(a)Represents the level within the fair value hierarchy under which the portfolio is classified as defined in FAS 157 and described in Note B to the financial statements.

                                   VL-R - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
AIG Retirement Company I International Equities Fund
   AG Legacy Plus                                                      704           (305)          399
   AIG Income Advantage VUL                                          2,166           (356)        1,810
   AIG Protection Advantage VUL                                      1,697           (117)        1,580
   Corporate America (reduced surrender charge)                        284            (54)          230
   Platinum Investor I & II                                          4,290        (13,206)       (8,916)
   Platinum Investor I & II (first reduction in expense ratio)       8,933           (174)        8,759
   Platinum Investor III                                            16,816        (15,089)        1,727
   Platinum Investor IV                                              2,459         (1,473)          986
   Platinum Investor FlexDirector                                      242           (331)          (89)
   Platinum Investor PLUS                                            2,071         (1,322)          749
   Platinum Investor Survivor                                          933           (986)          (53)
   Platinum Investor Survivor II                                     1,101           (434)          667
   Platinum Investor VIP                                            14,339         (4,376)        9,963
AIG Retirement Company I Mid Cap Index Fund
   AG Legacy Plus                                                      818         (1,970)       (1,152)
   AIG Income Advantage VUL                                          1,757           (173)        1,584
   AIG Protection Advantage VUL                                      1,836            (57)        1,779
   Corporate America                                                    50           (207)         (157)
   Corporate America (reduced surrender charge)                      1,814         (4,960)       (3,146)
   Platinum Investor I & II                                         22,280        (89,802)      (67,522)
   Platinum Investor I & II (first reduction in expense ratio)      97,443         (1,669)       95,774
   Platinum Investor III                                            57,642        (70,642)      (13,000)
   Platinum Investor IV                                              8,622         (7,141)        1,481
   Platinum Investor FlexDirector                                       64           (161)          (97)
   Platinum Investor PLUS                                            4,678         (5,226)         (548)
   Platinum Investor Survivor                                        2,205        (10,542)       (8,337)
   Platinum Investor Survivor II                                     2,211        (15,236)      (13,025)
   Platinum Investor VIP                                            34,601        (27,642)        6,959
   Platinum Investor VIP (with GMWB rider)                              93            (37)           56
AIG Retirement Company I Money Market I Fund
   AG Legacy Plus                                                    2,022         (1,551)          471
   AIG Income Advantage Select                                       8,579         (6,203)        2,376
   AIG Income Advantage VUL                                        196,497       (177,115)       19,382
   AIG Income Advantage VUL (with GMWB rider)                        3,026         (3,026)           --
   AIG Protection Advantage VUL                                     87,505        (72,893)       14,612
   Corporate America (reduced surrender charge)                    272,850       (181,611)       91,239
   Platinum Investor I & II                                         54,968       (163,822)     (108,854)
   Platinum Investor I & II (first reduction in expense ratio)      92,219         (3,822)       88,397
   Platinum Investor III                                           118,945       (376,288)     (257,343)
   Platinum Investor IV                                             51,440        (17,743)       33,697
   Platinum Investor FlexDirector                                    8,739        (10,317)       (1,578)
   Platinum Investor PLUS                                           27,348        (23,639)        3,709
   Platinum Investor Survivor                                       20,111        (91,892)      (71,781)
   Platinum Investor Survivor II                                    50,176        (90,154)      (39,978)

                                   VL-R - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
AIG Retirement Company I Money Market I Fund - Continued
   Platinum Investor VIP                                           475,691       (367,438)     108,253
   Platinum Investor VIP (with GMWB rider)                             917           (194)         723
AIG Retirement Company I Nasdaq-100 Index Fund
   AIG Income Advantage VUL                                          4,623           (395)       4,228
   AIG Protection Advantage VUL                                          3             (2)           1
   Corporate America (reduced surrender charge)                        467             (7)         460
   Platinum Investor I & II                                         73,348        (11,116)      62,232
   Platinum Investor I & II (first reduction in expense ratio)      13,778           (646)      13,132
   Platinum Investor III                                            66,944        (82,195)     (15,251)
   Platinum Investor IV                                              2,231         (2,303)         (72)
   Platinum Investor FlexDirector                                      376            (25)         351
   Platinum Investor PLUS                                            2,828         (1,881)         947
   Platinum Investor Survivor                                        3,460         (2,497)         963
   Platinum Investor Survivor II                                     3,465         (2,785)         680
   Platinum Investor VIP                                             7,053         (1,662)       5,391
AIG Retirement Company I Science & Technology Fund
   AIG Income Advantage VUL                                            232            (48)         184
   AIG Protection Advantage VUL                                        393            (39)         354
   Platinum Investor I & II                                          3,061        (25,146)     (22,085)
   Platinum Investor I & II (first reduction in expense ratio)       5,406           (246)       5,160
   Platinum Investor III                                            25,703        (39,310)     (13,607)
   Platinum Investor IV                                              1,143         (1,114)          29
   Platinum Investor FlexDirector                                      411            (39)         372
   Platinum Investor PLUS                                            1,183         (1,071)         112
   Platinum Investor Survivor                                          923           (750)         173
   Platinum Investor Survivor II                                     1,105           (142)         963
   Platinum Investor VIP                                             4,846         (1,206)       3,640
AIG Retirement Company I Small Cap Index Fund
   AIG Income Advantage VUL                                          4,121           (322)       3,799
   AIG Protection Advantage VUL                                      1,626           (104)       1,522
   Corporate America (reduced surrender charge)                      7,442         (1,796)       5,646
   Platinum Investor I & II                                          6,276        (44,268)     (37,992)
   Platinum Investor I & II (first reduction in expense ratio)      42,557         (1,058)      41,499
   Platinum Investor III                                            28,223        (45,078)     (16,855)
   Platinum Investor IV                                              7,377        (11,391)      (4,014)
   Platinum Investor FlexDirector                                       54           (484)        (430)
   Platinum Investor PLUS                                            3,513         (3,396)         117
   Platinum Investor Survivor                                        1,707         (2,860)      (1,153)
   Platinum Investor Survivor II                                     2,527           (904)       1,623
   Platinum Investor VIP                                            35,160        (25,825)       9,335
AIG Retirement Company I Stock Index Fund
   AG Legacy Plus                                                    1,136         (4,672)      (3,536)
   AIG Income Advantage VUL                                         27,177         (3,520)      23,657

                                   VL-R - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
AIG Retirement Company I Stock Index Fund - Continued
   AIG Protection Advantage VUL                                      4,138           (160)        3,978
   Corporate America                                                    87           (371)         (284)
   Corporate America (reduced surrender charge)                      8,713        (10,719)       (2,006)
   Platinum Investor I & II                                         66,684       (266,322)     (199,638)
   Platinum Investor I & II (first reduction in expense ratio)     125,517         (3,554)      121,963
   Platinum Investor III                                           105,144       (276,193)     (171,049)
   Platinum Investor IV                                             10,340        (38,047)      (27,707)
   Platinum Investor FlexDirector                                       19         (2,035)       (2,016)
   Platinum Investor PLUS                                           11,083        (10,496)          587
   Platinum Investor Survivor                                       10,912        (27,094)      (16,182)
   Platinum Investor Survivor II                                    14,726         (3,044)       11,682
   Platinum Investor VIP                                            45,378        (22,210)       23,168
AIM V.I. Core Equity Fund - Series I
   Corporate America                                                    52           (232)         (180)
   Corporate America (reduced surrender charge)                      1,141           (140)        1,001
   Platinum Investor I & II                                         70,715       (181,878)     (111,163)
   Platinum Investor I & II (first reduction in expense ratio)      65,115         (3,107)       62,008
   Platinum Investor III                                            54,571        (92,983)      (38,412)
   Platinum Investor IV                                              4,419         (4,510)          (91)
   Platinum Investor FlexDirector                                        9           (475)         (466)
   Platinum Investor PLUS                                            4,343         (4,198)          145
   Platinum Investor Survivor                                        3,897         (5,763)       (1,866)
   Platinum Investor Survivor II                                     1,763         (1,381)          382
AIM V.I. Global Real Estate Fund - Series I
   AIG Income Advantage Select                                          18             (1)           17
   AIG Income Advantage VUL                                          2,347           (220)        2,127
   AIG Protection Advantage VUL                                         46             (3)           43
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                                      841         (4,257)       (3,416)
   AIG Income Advantage Select                                          60             (1)           59
   AIG Income Advantage VUL                                          5,873           (957)        4,916
   AIG Protection Advantage VUL                                      2,838           (188)        2,650
   Corporate America                                                    36           (151)         (115)
   Corporate America (reduced surrender charge)                      8,514         (1,699)        6,815
   Platinum Investor I & II                                         22,543        (84,062)      (61,519)
   Platinum Investor I & II (first reduction in expense ratio)      36,605         (2,143)       34,462
   Platinum Investor III                                            44,205        (75,263)      (31,058)
   Platinum Investor IV                                             12,159         (7,768)        4,391
   Platinum Investor FlexDirector                                    1,335           (390)          945
   Platinum Investor PLUS                                            2,899         (3,332)         (433)
   Platinum Investor Survivor                                        3,117        (13,115)       (9,998)
   Platinum Investor Survivor II                                     6,406         (2,661)        3,745
   Platinum Investor VIP                                            37,356        (15,322)       22,034

                                   VL-R - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
AIM V.I. International Growth Fund - Series I - Continued
   Platinum Investor VIP (with GMWB rider)                              42            (41)           1
Alger American Capital Appreciation Portfolio - Class O Shares
   AIG Income Advantage VUL                                          4,943           (405)       4,538
   AIG Protection Advantage VUL                                      2,388           (225)       2,163
   Corporate America (reduced surrender charge)                        319            (55)         264
   Platinum Investor I & II                                            216        (20,996)     (20,780)
   Platinum Investor III                                             7,945        (26,925)     (18,980)
   Platinum Investor IV                                              3,950         (3,738)         212
   Platinum Investor FlexDirector                                      298            (37)         261
   Platinum Investor PLUS                                            2,645         (3,446)        (801)
   Platinum Investor Survivor                                          300            (31)         269
   Platinum Investor Survivor II                                     4,757         (1,698)       3,059
   Platinum Investor VIP                                            22,074         (8,023)      14,051
   Platinum Investor VIP (with GMWB rider)                             449           (119)         330
Alger American MidCap Growth Portfolio - Class O Shares
   AIG Income Advantage Select                                          30             (1)          29
   AIG Income Advantage VUL                                         12,012           (588)      11,424
   AIG Income Advantage VUL (with GMWB rider)                          682            (16)         666
   AIG Protection Advantage VUL                                      8,277           (210)       8,067
   Corporate America (reduced surrender charge)                      6,467         (1,526)       4,941
   Platinum Investor I & II                                             84           (871)        (787)
   Platinum Investor III                                            13,720        (15,934)      (2,214)
   Platinum Investor IV                                              5,800         (4,793)       1,007
   Platinum Investor FlexDirector                                    1,056         (3,748)      (2,692)
   Platinum Investor PLUS                                            2,495         (2,466)          29
   Platinum Investor Survivor                                        2,123           (624)       1,499
   Platinum Investor Survivor II                                     7,569         (1,446)       6,123
   Platinum Investor VIP                                            24,900         (6,426)      18,474
   Platinum Investor VIP (with GMWB rider)                              47             (4)          43
American Century VP Value Fund - Class I
   AG Legacy Plus                                                      833         (1,700)        (867)
   AIG Income Advantage Select                                          38             --           38
   AIG Income Advantage VUL                                          2,887           (540)       2,347
   AIG Protection Advantage VUL                                      1,047            (71)         976
   Corporate America (reduced surrender charge)                     19,237         (9,796)       9,441
   Platinum Investor I & II                                          8,179        (48,226)     (40,047)
   Platinum Investor I & II (first reduction in expense ratio)      41,405           (305)      41,100
   Platinum Investor III                                            72,527       (129,026)     (56,499)
   Platinum Investor IV                                             25,020        (16,888)       8,132
   Platinum Investor FlexDirector                                      642           (100)         542
   Platinum Investor PLUS                                           11,910        (11,897)          13
   Platinum Investor Survivor                                        2,955         (7,444)      (4,489)
   Platinum Investor Survivor II                                     7,805        (17,464)      (9,659)

                                   VL-R - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
American Century VP Value Fund - Class I - Continued
   Platinum Investor VIP                                            69,092        (20,890)      48,202
   Platinum Investor VIP (with GMWB rider)                               1            (15)         (14)
Credit Suisse Small Cap Core I Portfolio
   AIG Income Advantage Select                                          10             --           10
   AIG Income Advantage VUL                                            427            (60)         367
   AIG Income Advantage VUL (with GMWB rider)                          355             (8)         347
   AIG Protection Advantage VUL                                      3,849            (46)       3,803
   Platinum Investor I & II                                            714         (7,554)      (6,840)
   Platinum Investor III                                            25,255        (36,518)     (11,263)
   Platinum Investor IV                                              3,087         (3,059)          28
   Platinum Investor FlexDirector                                    1,303         (4,184)      (2,881)
   Platinum Investor PLUS                                            3,023         (3,983)        (960)
   Platinum Investor Survivor                                        1,834           (170)       1,664
   Platinum Investor Survivor II                                     1,149           (294)         855
   Platinum Investor VIP                                             8,024         (4,214)       3,810
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                          5,031        (13,100)      (8,069)
   Platinum Investor I & II (first reduction in expense ratio)       4,267           (155)       4,112
   Platinum Investor III                                            35,476        (55,989)     (20,513)
   Platinum Investor IV                                              4,924         (3,620)       1,304
   Platinum Investor FlexDirector                                        2             (3)          (1)
   Platinum Investor PLUS                                            4,020         (4,953)        (933)
   Platinum Investor Survivor                                          717         (2,664)      (1,947)
   Platinum Investor Survivor II                                     1,416         (1,162)         254
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                                    63           (261)        (198)
   Corporate America (reduced surrender charge)                         29           (833)        (804)
   Platinum Investor I & II                                         38,702        (72,161)     (33,459)
   Platinum Investor I & II (first reduction in expense ratio)      30,771         (1,381)      29,390
   Platinum Investor III                                            84,481       (110,535)     (26,054)
   Platinum Investor IV                                              7,056         (4,752)       2,304
   Platinum Investor FlexDirector                                      329            (19)         310
   Platinum Investor PLUS                                            9,047        (11,418)      (2,371)
   Platinum Investor Survivor                                        1,834         (9,826)      (7,992)
   Platinum Investor Survivor II                                       999        (13,599)     (12,600)
Dreyfus VIF International Value Portfolio - Initial Shares
   AIG Income Advantage Select                                       1,057            (21)       1,036
   AIG Income Advantage VUL                                          3,246           (284)       2,962
   AIG Income Advantage VUL (with GMWB rider)                          482            (10)         472
   AIG Protection Advantage VUL                                      1,542            (61)       1,481
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                    21           (108)         (87)
   Corporate America (reduced surrender charge)                      4,652           (643)       4,009

                                   VL-R - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------- ------------ -------------- ------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares - Continued
   Platinum Investor I & II                                         10,416        (58,153)      (47,737)
   Platinum Investor I & II (first reduction in expense ratio)      12,857           (349)       12,508
   Platinum Investor III                                            44,017        (62,802)      (18,785)
   Platinum Investor IV                                             13,127         (3,046)       10,081
   Platinum Investor FlexDirector                                       61            (37)           24
   Platinum Investor PLUS                                            4,328         (6,502)       (2,174)
   Platinum Investor Survivor                                          871         (4,800)       (3,929)
   Platinum Investor Survivor II                                     3,237         (1,055)        2,182
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                      563         (2,239)       (1,676)
   AIG Income Advantage VUL                                            882           (274)          608
   AIG Protection Advantage VUL                                        306            (46)          260
   Platinum Investor I & II                                          1,641        (19,021)      (17,380)
   Platinum Investor I & II (first reduction in expense ratio)       9,127            (30)        9,097
   Platinum Investor III                                            39,650        (44,010)       (4,360)
   Platinum Investor IV                                              3,166         (2,434)          732
   Platinum Investor FlexDirector                                       57           (200)         (143)
   Platinum Investor PLUS                                            4,204         (4,842)         (638)
   Platinum Investor Survivor                                          769         (2,911)       (2,142)
   Platinum Investor Survivor II                                       813         (3,457)       (2,644)
   Platinum Investor VIP                                             8,291         (2,447)        5,844
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                    1,107         (2,917)       (1,810)
   AIG Income Advantage Select                                         542             (1)          541
   AIG Income Advantage VUL                                         22,956         (1,875)       21,081
   AIG Protection Advantage VUL                                      7,780           (337)        7,443
   Corporate America (reduced surrender charge)                     32,892         (2,874)       30,018
   Platinum Investor I & II                                         22,793       (154,403)     (131,610)
   Platinum Investor I & II (first reduction in expense ratio)      98,500         (2,561)       95,939
   Platinum Investor III                                           199,718       (183,426)       16,292
   Platinum Investor IV                                             40,482        (32,290)        8,192
   Platinum Investor FlexDirector                                      927         (3,869)       (2,942)
   Platinum Investor PLUS                                           18,287        (25,080)       (6,793)
   Platinum Investor Survivor                                       14,585        (11,175)        3,410
   Platinum Investor Survivor II                                    20,090         (3,569)       16,521
   Platinum Investor VIP                                           141,563        (49,774)       91,789
   Platinum Investor VIP (with GMWB rider)                             120            (64)           56
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                    1,847         (8,388)       (6,541)
   AIG Income Advantage Select                                          59             (1)           58
   AIG Income Advantage VUL                                         11,247         (1,729)        9,518
   AIG Protection Advantage VUL                                      3,947           (228)        3,719
   Corporate America (reduced surrender charge)                     18,976        (14,419)        4,557

                                   VL-R - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                    Accumulation  Accumulation  Net Increase
Divisions                                                           Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Equity-Income Portfolio - Service Class 2 - Continued
   Platinum Investor I & II                                            18,134        (78,272)     (60,138)
   Platinum Investor I & II (first reduction in expense ratio)         49,732           (832)      48,900
   Platinum Investor III                                              128,032       (177,648)     (49,616)
   Platinum Investor IV                                                16,418        (12,744)       3,674
   Platinum Investor FlexDirector                                       8,471           (239)       8,232
   Platinum Investor PLUS                                              15,755        (14,551)       1,204
   Platinum Investor Survivor                                           6,279        (17,293)     (11,014)
   Platinum Investor Survivor II                                       21,741         (1,773)      19,968
   Platinum Investor VIP                                               53,656        (18,760)      34,896
   Platinum Investor VIP (with GMWB rider)                                 96            (34)          62
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AIG Income Advantage VUL                                             2,251           (716)       1,535
   AIG Protection Advantage VUL                                         1,124           (366)         758
   Platinum Investor I & II                                                --           (166)        (166)
   Platinum Investor III                                                1,572           (749)         823
   Platinum Investor IV                                                   128            (69)          59
   Platinum Investor FlexDirector                                         659            (55)         604
   Platinum Investor PLUS                                                   9             (2)           7
   Platinum Investor VIP                                                2,057           (762)       1,295
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AIG Income Advantage VUL                                             3,602         (1,234)       2,368
   AIG Protection Advantage VUL                                           256            (20)         236
   Corporate America (reduced surrender charge)                        51,201            (75)      51,126
   Platinum Investor III                                                1,089           (358)         731
   Platinum Investor IV                                                   142           (149)          (7)
   Platinum Investor PLUS                                                   9             (2)           7
   Platinum Investor VIP                                                3,581         (2,029)       1,552
   Platinum Investor VIP (with GMWB rider)                                 58             (7)          51
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AIG Income Advantage VUL                                             1,812           (463)       1,349
   AIG Protection Advantage VUL                                           961            (60)         901
   Platinum Investor III                                                2,629         (2,671)         (42)
   Platinum Investor IV                                                   428            (86)         342
   Platinum Investor PLUS                                                  53            (18)          35
   Platinum Investor Survivor II                                        1,900         (1,653)         247
   Platinum Investor VIP                                               17,331         (6,951)      10,380
   Platinum Investor VIP (with GMWB rider)                                115            (21)          94
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                         201         (2,770)      (2,569)
   AIG Income Advantage Select                                            837            (17)         820
   AIG Income Advantage VUL                                             7,416         (1,332)       6,084
   AIG Protection Advantage VUL                                         2,984           (197)       2,787
   Corporate America (reduced surrender charge)                        18,058        (14,989)       3,069

                                   VL-R - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                            Accumulation  Accumulation  Net Increase
Divisions                                                                   Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Platinum Investor I & II                                                    10,061        (26,169)     (16,108)
   Platinum Investor I & II (first reduction in expense ratio)                 14,134           (912)      13,222
   Platinum Investor III                                                      182,163       (214,896)     (32,733)
   Platinum Investor IV                                                        11,712        (12,225)        (513)
   Platinum Investor FlexDirector                                               2,459         (6,810)      (4,351)
   Platinum Investor PLUS                                                      16,282        (25,636)      (9,354)
   Platinum Investor Survivor                                                   6,715         (9,359)      (2,644)
   Platinum Investor Survivor II                                               29,362         (3,237)      26,125
   Platinum Investor VIP                                                       33,344        (10,444)      22,900
   Platinum Investor VIP (with GMWB rider)                                         --             (3)          (3)
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage Select                                                    773            (16)         757
   AIG Income Advantage VUL                                                     9,649         (1,387)       8,262
   AIG Protection Advantage VUL                                                 1,722           (245)       1,477
   Corporate America (reduced surrender charge)                                21,536         (6,134)      15,402
   Platinum Investor I & II                                                       107         (9,297)      (9,190)
   Platinum Investor III                                                       24,850        (39,129)     (14,279)
   Platinum Investor IV                                                        26,038        (21,407)       4,631
   Platinum Investor FlexDirector                                                 210           (527)        (317)
   Platinum Investor PLUS                                                       3,983         (3,398)         585
   Platinum Investor Survivor                                                     689         (2,609)      (1,920)
   Platinum Investor Survivor II                                                5,282         (2,116)       3,166
   Platinum Investor VIP                                                       91,864        (25,447)      66,417
   Platinum Investor VIP (with GMWB rider)                                         --             (3)          (3)
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AIG Income Advantage Select                                                     43             (1)          42
   AIG Income Advantage VUL                                                     5,906         (1,309)       4,597
   AIG Protection Advantage VUL                                                 2,327           (192)       2,135
   Corporate America (reduced surrender charge)                                12,620         (3,305)       9,315
   Platinum Investor I & II                                                        52         (4,530)      (4,478)
   Platinum Investor I & II (first reduction in expense ratio)                  1,780            (31)       1,749
   Platinum Investor III                                                      101,596        (30,729)      70,867
   Platinum Investor IV                                                        18,461        (17,734)         727
   Platinum Investor FlexDirector                                                 996           (381)         615
   Platinum Investor PLUS                                                       3,332         (3,523)        (191)
   Platinum Investor Survivor                                                   5,689         (1,121)       4,568
   Platinum Investor Survivor II                                               12,428         (1,150)      11,278
   Platinum Investor VIP                                                       57,028        (17,617)      39,411
   Platinum Investor VIP (with GMWB rider)                                         37            (14)          23
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                 650           (484)         166
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                                10,444           (120)      10,324

                                   VL-R - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                        Accumulation  Accumulation  Net Increase
Divisions                                                               Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------------------- ------------ -------------- ------------
Franklin Templeton Franklin U.S. Government Fund - Class 2 - Continued
   Platinum Investor I & II                                                22,903        (9,508)       13,395
   Platinum Investor I & II (first reduction in expense ratio)              1,113            --         1,113
   Platinum Investor III                                                   34,713       (23,225)       11,488
   Platinum Investor IV                                                    30,190        (6,948)       23,242
   Platinum Investor FlexDirector                                           1,997          (182)        1,815
   Platinum Investor PLUS                                                   3,741        (5,329)       (1,588)
   Platinum Investor Survivor                                                 426          (214)          212
   Platinum Investor Survivor II                                            8,564        (3,882)        4,682
   Platinum Investor VIP                                                   39,901        (8,648)       31,253
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AIG Income Advantage VUL                                                 3,140          (457)        2,683
   AIG Protection Advantage VUL                                            10,706          (115)       10,591
   Corporate America (reduced surrender charge)                             3,022           (28)        2,994
   Platinum Investor I & II                                                 8,893       (54,647)      (45,754)
   Platinum Investor I & II (first reduction in expense ratio)              7,990          (130)        7,860
   Platinum Investor III                                                   33,914       (45,246)      (11,332)
   Platinum Investor IV                                                    14,534       (11,023)        3,511
   Platinum Investor FlexDirector                                           1,103          (274)          829
   Platinum Investor PLUS                                                   8,081        (6,805)        1,276
   Platinum Investor Survivor                                                 888        (2,915)       (2,027)
   Platinum Investor Survivor II                                            4,804        (1,045)        3,759
   Platinum Investor VIP                                                   31,482       (13,804)       17,678
   Platinum Investor VIP (with GMWB rider)                                     82          (136)          (54)
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                             333        (1,135)         (802)
   Corporate America (reduced surrender charge)                             8,073        (4,137)        3,936
   Platinum Investor I & II                                                 4,485       (22,665)      (18,180)
   Platinum Investor I & II (first reduction in expense ratio)              7,421          (177)        7,244
   Platinum Investor III                                                   25,287       (34,395)       (9,108)
   Platinum Investor IV                                                     7,941        (8,429)         (488)
   Platinum Investor FlexDirector                                           5,133          (505)        4,628
   Platinum Investor PLUS                                                   4,684        (4,756)          (72)
   Platinum Investor Survivor                                                 874        (4,430)       (3,556)
   Platinum Investor Survivor II                                           13,060        (1,242)       11,818
   Platinum Investor VIP                                                   19,177        (8,099)       11,078
   Platinum Investor VIP (with GMWB rider)                                     (1)           (5)           (6)
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                                    --          (175)         (175)
   Platinum Investor III                                                       --        (2,034)       (2,034)
   Platinum Investor PLUS                                                      --            (2)           (2)
   Platinum Investor Survivor                                                   1       (48,229)      (48,228)
   Platinum Investor Survivor II                                               --          (106)         (106)

                                   VL-R - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
Janus Aspen Forty Portfolio - Service Shares
   AIG Income Advantage Select                                          73            (1)           72
   AIG Income Advantage VUL                                         10,173          (670)        9,503
   AIG Income Advantage VUL (with GMWB rider)                          576           (13)          563
   AIG Protection Advantage VUL                                      8,548          (202)        8,346
Janus Aspen International Growth Portfolio - Service Shares
   AIG Income Advantage VUL                                         25,959        (2,451)       23,508
   AIG Protection Advantage VUL                                      6,782          (407)        6,375
   Corporate America (reduced surrender charge)                     10,220        (1,693)        8,527
   Platinum Investor I & II                                         13,605       (85,714)      (72,109)
   Platinum Investor I & II (first reduction in expense ratio)      35,745        (1,385)       34,360
   Platinum Investor III                                            42,646       (56,625)      (13,979)
   Platinum Investor IV                                              9,883        (6,541)        3,342
   Platinum Investor FlexDirector                                    1,596          (482)        1,114
   Platinum Investor PLUS                                            9,248        (3,087)        6,161
   Platinum Investor Survivor                                        3,234        (5,364)       (2,130)
   Platinum Investor Survivor II                                    11,308        (3,005)        8,303
   Platinum Investor VIP                                            61,474       (19,670)       41,804
   Platinum Investor VIP (with GMWB rider)                             767          (224)          543
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   AIG Income Advantage Select                                          25            --            25
   AIG Income Advantage VUL                                          4,728          (362)        4,366
   AIG Protection Advantage VUL                                      6,154          (123)        6,031
   Corporate America (reduced surrender charge)                      8,814          (935)        7,879
   Platinum Investor I & II                                         49,233        (8,929)       40,304
   Platinum Investor I & II (first reduction in expense ratio)       2,440          (265)        2,175
   Platinum Investor III                                            62,338       (51,480)       10,858
   Platinum Investor IV                                              2,354        (1,728)          626
   Platinum Investor FlexDirector                                       87           (45)           42
   Platinum Investor PLUS                                            2,696        (2,164)          532
   Platinum Investor Survivor                                          469        (2,214)       (1,745)
   Platinum Investor Survivor II                                     9,892        (1,828)        8,064
   Platinum Investor VIP                                            10,724        (2,907)        7,817
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                      3,884          (164)        3,720
   Platinum Investor I & II                                          3,298       (21,456)      (18,158)
   Platinum Investor I & II (first reduction in expense ratio)       7,113          (206)        6,907
   Platinum Investor III                                            59,143       (75,887)      (16,744)
   Platinum Investor IV                                              1,968        (1,474)          494
   Platinum Investor PLUS                                            2,968        (3,401)         (433)
   Platinum Investor Survivor                                        1,365       (10,857)       (9,492)
   Platinum Investor Survivor II                                       598       (17,336)      (16,738)
JPMorgan Insurance Trust Government Bond Portfolio - Class I
   AIG Income Advantage Select                                          37            --            37

                                   VL-R - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                          Accumulation  Accumulation  Net Increase
Divisions                                                                 Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------- ------------ -------------- ------------
JPMorgan Insurance Trust Government Bond Portfolio - Class I - Continued
   AIG Income Advantage VUL                                                     813            (76)         737
   AIG Protection Advantage VUL                                               1,920           (112)       1,808
JPMorgan International Equity Portfolio
   AIG Income Advantage Select                                                   38             --           38
   AIG Income Advantage VUL                                                   1,251           (384)         867
   AIG Income Advantage VUL (with GMWB rider)                                   591            (13)         578
   AIG Protection Advantage VUL                                               2,656            (95)       2,561
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                                      --           (220)        (220)
   Platinum Investor III                                                         --        (29,248)     (29,248)
   Platinum Investor IV                                                           1         (2,114)      (2,113)
   Platinum Investor PLUS                                                        --         (1,370)      (1,370)
   Platinum Investor Survivor                                                    --         (8,983)      (8,983)
   Platinum Investor Survivor II                                                 --           (263)        (263)
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                                   5,026        (10,368)      (5,342)
   Platinum Investor I & II (first reduction in expense ratio)                2,616            (33)       2,583
   Platinum Investor III                                                     16,518        (17,686)      (1,168)
   Platinum Investor IV                                                       5,914         (3,431)       2,483
   Platinum Investor FlexDirector                                               167            (85)          82
   Platinum Investor PLUS                                                     2,135         (2,469)        (334)
   Platinum Investor Survivor                                                   157         (1,931)      (1,774)
   Platinum Investor Survivor II                                              3,108           (781)       2,327
   Platinum Investor VIP                                                     32,939         (9,927)      23,012
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                                  --           (331)        (331)
   Platinum Investor I & II                                                   2,816        (15,326)     (12,510)
   Platinum Investor I & II (first reduction in expense ratio)                4,655           (504)       4,151
   Platinum Investor III                                                     63,615        (94,312)     (30,697)
   Platinum Investor IV                                                       2,209         (1,813)         396
   Platinum Investor FlexDirector                                                10           (374)        (364)
   Platinum Investor PLUS                                                     5,069         (6,137)      (1,068)
   Platinum Investor Survivor                                                 2,502         (3,323)        (821)
   Platinum Investor Survivor II                                                708           (264)         444
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                               238           (590)        (352)
   Corporate America (reduced surrender charge)                                 635         (3,978)      (3,343)
   Platinum Investor I & II                                                  54,602       (124,304)     (69,702)
   Platinum Investor I & II (first reduction in expense ratio)               41,668         (1,859)      39,809
   Platinum Investor III                                                     94,811       (108,436)     (13,625)
   Platinum Investor IV                                                       2,182         (2,041)         141
   Platinum Investor FlexDirector                                            11,792           (164)      11,628
   Platinum Investor PLUS                                                     5,612         (7,728)      (2,116)
   Platinum Investor Survivor                                                 9,176        (20,801)     (11,625)

                                   VL-R - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
MFS VIT Growth Series - Initial Class - Continued
   Platinum Investor Survivor II                                       326           (347)         (21)
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                    1,430         (1,316)         114
   AIG Income Advantage Select                                          24             --           24
   AIG Income Advantage VUL                                          1,664           (153)       1,511
   AIG Protection Advantage VUL                                      4,560            (26)       4,534
   Corporate America (reduced surrender charge)                        962           (190)         772
   Platinum Investor I & II                                          1,861         (9,119)      (7,258)
   Platinum Investor I & II (first reduction in expense ratio)       6,223            (61)       6,162
   Platinum Investor III                                            52,180        (51,032)       1,148
   Platinum Investor IV                                              3,271         (1,694)       1,577
   Platinum Investor FlexDirector                                        4            (16)         (12)
   Platinum Investor PLUS                                            3,789         (3,951)        (162)
   Platinum Investor Survivor                                          599         (3,209)      (2,610)
   Platinum Investor Survivor II                                     8,327           (183)       8,144
   Platinum Investor VIP                                             8,148         (3,005)       5,143
   Platinum Investor VIP (with GMWB rider)                              --            (33)         (33)
MFS VIT Research Series - Initial Class
   AIG Income Advantage Select                                          39             --           39
   AIG Income Advantage VUL                                          1,305           (114)       1,191
   AIG Protection Advantage VUL                                        891            (38)         853
   Corporate America (reduced surrender charge)                        984           (281)         703
   Platinum Investor I & II                                         21,122         (3,863)      17,259
   Platinum Investor III                                           155,268        (29,787)     125,481
   Platinum Investor IV                                              1,139         (2,285)      (1,146)
   Platinum Investor FlexDirector                                        2           (216)        (214)
   Platinum Investor PLUS                                            1,584         (1,919)        (335)
   Platinum Investor Survivor                                       11,347         (1,206)      10,141
   Platinum Investor Survivor II                                       271            (82)         189
   Platinum Investor VIP                                             6,315         (2,171)       4,144
   Platinum Investor VIP (with GMWB rider)                              --             (3)          (3)
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                    1,335        (13,662)     (12,327)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AIG Income Advantage Select                                           9             --            9
   AIG Income Advantage VUL                                          4,941           (296)       4,645
   AIG Protection Advantage VUL                                      3,301           (544)       2,757
   Corporate America (reduced surrender charge)                      2,578         (1,711)         867
   Platinum Investor I & II                                          4,638        (27,046)     (22,408)
   Platinum Investor I & II (first reduction in expense ratio)       7,264            (54)       7,210
   Platinum Investor III                                            50,473       (130,457)     (79,984)
   Platinum Investor IV                                              3,787         (2,679)       1,108
   Platinum Investor FlexDirector                                      315            (23)         292

                                   VL-R - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------ ------------ -------------- ------------
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I - Continued
   Platinum Investor PLUS                                                    4,293        (6,921)       (2,628)
   Platinum Investor Survivor                                                1,565       (13,031)      (11,466)
   Platinum Investor Survivor II                                             6,252        (2,476)        3,776
   Platinum Investor VIP                                                    16,878        (5,571)       11,307
   Platinum Investor VIP (with GMWB rider)                                      41            (3)           38
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                            1,217          (378)          839
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AIG Income Advantage VUL                                                    120           (95)           25
   AIG Protection Advantage VUL                                                  5            (2)            3
   Corporate America (reduced surrender charge)                                912           (11)          901
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                                    600           (79)          521
   AIG Protection Advantage VUL                                              1,824           (24)        1,800
   Platinum Investor I & II                                                  4,406          (357)        4,049
   Platinum Investor III                                                     9,131        (8,764)          367
   Platinum Investor IV                                                     10,369        (7,171)        3,198
   Platinum Investor FlexDirector                                            1,097          (709)          388
   Platinum Investor PLUS                                                    3,024          (974)        2,050
   Platinum Investor Survivor                                                  184           (68)          116
   Platinum Investor Survivor II                                             2,092          (726)        1,366
   Platinum Investor VIP                                                    15,623        (6,699)        8,924
   Platinum Investor VIP (with GMWB rider)                                      68           (28)           40
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage Select                                                  69            (1)           68
   AIG Income Advantage VUL                                                  5,595        (1,201)        4,394
   AIG Protection Advantage VUL                                              2,588           (35)        2,553
   Corporate America (reduced surrender charge)                              6,597          (580)        6,017
   Platinum Investor I & II                                                     30       (13,353)      (13,323)
   Platinum Investor III                                                    17,853       (20,515)       (2,662)
   Platinum Investor IV                                                     12,876       (15,320)       (2,444)
   Platinum Investor FlexDirector                                               98           (71)           27
   Platinum Investor PLUS                                                    3,201        (2,732)          469
   Platinum Investor Survivor                                                1,043          (398)          645
   Platinum Investor Survivor II                                             3,038          (846)        2,192
   Platinum Investor VIP                                                    43,716       (17,858)       25,858
   Platinum Investor VIP (with GMWB rider)                                      94           (39)           55
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                              107        (1,758)       (1,651)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   AIG Income Advantage Select                                                  55            (1)           54
   AIG Income Advantage VUL                                                  2,210          (353)        1,857
   AIG Income Advantage VUL (with GMWB rider)                                  202            (5)          197

                                   VL-R - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                                     Accumulation  Accumulation  Net Increase
Divisions                                                                            Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------------------ ------------ -------------- ------------
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class - Continued
   AIG Protection Advantage VUL                                                          2,141          (114)        2,027
   Corporate America (reduced surrender charge)                                          9,649          (977)        8,672
   Platinum Investor I & II                                                              1,369          (242)        1,127
   Platinum Investor III                                                                 9,140       (16,715)       (7,575)
   Platinum Investor IV                                                                  6,488          (871)        5,617
   Platinum Investor FlexDirector                                                        4,793           (63)        4,730
   Platinum Investor PLUS                                                                1,302          (203)        1,099
   Platinum Investor Survivor II                                                         7,239        (1,260)        5,979
   Platinum Investor VIP                                                                13,787        (3,630)       10,157
   Platinum Investor VIP (with GMWB rider)                                                  --            (2)           (2)
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
   AIG Income Advantage Select                                                              14            --            14
   AIG Income Advantage VUL                                                              4,345          (217)        4,128
   AIG Protection Advantage VUL                                                            464           (26)          438
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                                          408        (3,550)       (3,142)
   AIG Income Advantage Select                                                             963           (21)          942
   AIG Income Advantage VUL                                                              1,546          (266)        1,280
   AIG Protection Advantage VUL                                                            918           (56)          862
   Corporate America (reduced surrender charge)                                         28,584        (4,139)       24,445
   Platinum Investor I & II                                                              5,103       (39,457)      (34,354)
   Platinum Investor I & II (first reduction in expense ratio)                          25,047          (708)       24,339
   Platinum Investor III                                                                56,659       (92,682)      (36,023)
   Platinum Investor IV                                                                 30,859       (13,671)       17,188
   Platinum Investor FlexDirector                                                          192          (255)          (63)
   Platinum Investor PLUS                                                               10,384        (6,785)        3,599
   Platinum Investor Survivor                                                            1,136        (6,919)       (5,783)
   Platinum Investor Survivor II                                                        13,428        (3,005)       10,423
   Platinum Investor VIP                                                                61,964       (11,356)       50,608
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage Select                                                             736           (15)          721
   AIG Income Advantage VUL                                                              2,932          (398)        2,534
   AIG Income Advantage VUL (with GMWB rider)                                              302            (6)          296
   AIG Protection Advantage VUL                                                          1,215           (56)        1,159
   Corporate America (reduced surrender charge)                                          7,631        (5,330)        2,301
   Platinum Investor I & II                                                              1,663       (35,360)      (33,697)
   Platinum Investor I & II (first reduction in expense ratio)                           6,892           (62)        6,830
   Platinum Investor III                                                                29,685       (35,309)       (5,624)
   Platinum Investor IV                                                                  9,084        (7,640)        1,444
   Platinum Investor FlexDirector                                                        1,229        (4,826)       (3,597)
   Platinum Investor PLUS                                                                3,795        (4,104)         (309)
   Platinum Investor Survivor                                                              785        (1,719)         (934)
   Platinum Investor Survivor II                                                         2,745       (12,468)       (9,723)

                                   VL-R - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------ ------------ -------------- ------------
PIMCO VIT Short-Term Portfolio - Administrative Class - Continued
   Platinum Investor VIP                                              12,882         (6,128)        6,754
   Platinum Investor VIP (with GMWB rider)                                --             (3)           (3)
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                      1,605         (1,694)          (89)
   AIG Income Advantage Select                                           728            (15)          713
   AIG Income Advantage VUL                                            6,536           (869)        5,667
   AIG Income Advantage VUL (with GMWB rider)                            331             (6)          325
   AIG Protection Advantage VUL                                       10,158         (1,250)        8,908
   Corporate America (reduced surrender charge)                       31,564         (5,678)       25,886
   Platinum Investor I & II                                           10,691       (118,971)     (108,280)
   Platinum Investor I & II (first reduction in expense ratio)        18,236           (203)       18,033
   Platinum Investor III                                              79,575       (283,057)     (203,482)
   Platinum Investor IV                                               27,019        (26,943)           76
   Platinum Investor FlexDirector                                      1,946           (991)          955
   Platinum Investor PLUS                                             15,591        (10,489)        5,102
   Platinum Investor Survivor                                          4,008         (8,969)       (4,961)
   Platinum Investor Survivor II                                       8,895         (8,034)          861
   Platinum Investor VIP                                              70,331        (19,760)       50,571
   Platinum Investor VIP (with GMWB rider)                                34            (49)          (15)
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                           12,060        (44,898)      (32,838)
   Platinum Investor I & II (first reduction in expense ratio)        33,386           (870)       32,516
   Platinum Investor III                                               5,889         (9,102)       (3,213)
   Platinum Investor PLUS                                                127           (198)          (71)
   Platinum Investor Survivor                                            441         (1,966)       (1,525)
   Platinum Investor Survivor II                                           1             (8)           (7)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                      43           (179)         (136)
   Platinum Investor I & II                                           19,908       (102,263)      (82,355)
   Platinum Investor I & II (first reduction in expense ratio)        59,191         (2,299)       56,892
   Platinum Investor III                                              21,991        (29,446)       (7,455)
   Platinum Investor PLUS                                              1,560           (746)          814
   Platinum Investor Survivor                                          1,423         (4,168)       (2,745)
   Platinum Investor Survivor II                                          (1)       (19,246)      (19,247)
Pioneer Mid Cap Value VCT Portfolio - Class I
   AIG Income Advantage Select                                            31             --            31
   AIG Income Advantage VUL                                            1,675           (129)        1,546
   AIG Protection Advantage VUL                                          811            (11)          800
   Platinum Investor I & II                                              622           (247)          375
   Platinum Investor III                                               1,704           (813)          891
   Platinum Investor IV                                                  244           (242)            2
   Platinum Investor FlexDirector                                      6,076           (145)        5,931
   Platinum Investor PLUS                                              1,130           (200)          930

                                   VL-R - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
Pioneer Mid Cap Value VCT Portfolio - Class I - Continued
   Platinum Investor Survivor II                                       975           (562)         413
   Platinum Investor VIP                                            15,111         (2,846)      12,265
   Platinum Investor VIP (with GMWB rider)                             479           (112)         367
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                      429         (1,839)      (1,410)
   AIG Income Advantage VUL                                          2,229            (80)       2,149
   AIG Protection Advantage VUL                                        906            (51)         855
   Corporate America                                                 7,211        (34,401)     (27,190)
   Corporate America (reduced surrender charge)                      5,917         (5,853)          64
   Platinum Investor I & II                                          3,538        (73,960)     (70,422)
   Platinum Investor I & II (first reduction in expense ratio)      28,537         (1,035)      27,502
   Platinum Investor III                                            11,741        (21,239)      (9,498)
   Platinum Investor IV                                              4,021         (2,759)       1,262
   Platinum Investor FlexDirector                                        4           (140)        (136)
   Platinum Investor PLUS                                            1,692         (2,620)        (928)
   Platinum Investor Survivor                                          417           (605)        (188)
   Platinum Investor Survivor II                                     1,148           (354)         794
   Platinum Investor VIP                                            15,326         (5,378)       9,948
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                 9,807        (41,647)     (31,840)
   Corporate America (reduced surrender charge)                      5,200         (9,195)      (3,995)
   Platinum Investor I & II                                         29,395       (106,017)     (76,622)
   Platinum Investor I & II (first reduction in expense ratio)      45,464         (2,662)      42,802
   Platinum Investor III                                           105,036       (128,627)     (23,591)
   Platinum Investor IV                                             14,266        (10,296)       3,970
   Platinum Investor FlexDirector                                    2,016         (6,980)      (4,964)
   Platinum Investor PLUS                                            8,155         (8,907)        (752)
   Platinum Investor Survivor                                        1,881         (9,711)      (7,830)
   Platinum Investor Survivor II                                     3,555           (499)       3,056
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                      5,025         (2,719)       2,306
   Platinum Investor I & II                                         17,839        (70,232)     (52,393)
   Platinum Investor I & II (first reduction in expense ratio)      69,243         (2,566)      66,677
   Platinum Investor III                                            28,496        (62,635)     (34,139)
   Platinum Investor IV                                              9,031        (11,459)      (2,428)
   Platinum Investor FlexDirector                                       75           (200)        (125)
   Platinum Investor PLUS                                            3,136         (3,233)         (97)
   Platinum Investor Survivor                                          913         (5,450)      (4,537)
   Platinum Investor Survivor II                                     1,312         (1,700)        (388)
   Platinum Investor VIP                                            50,322        (14,166)      36,156
   Platinum Investor VIP (with GMWB rider)                              90            (22)          68
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                      477         (2,187)      (1,710)

                                   VL-R - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
Putnam VT Small Cap Value Fund - Class IB - Continued
   AIG Income Advantage VUL                                          4,052          (244)        3,808
   AIG Protection Advantage VUL                                          0            --             0
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                    1,003          (687)          316
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                    1,528        (8,465)       (6,937)
SunAmerica Aggressive Growth Portfolio - Class 1
   AIG Income Advantage VUL                                            700           (71)          629
   AIG Protection Advantage VUL                                        227            --           227
   Platinum Investor I & II                                         39,943        (1,263)       38,680
   Platinum Investor I & II (first reduction in expense ratio)         279            --           279
   Platinum Investor III                                            18,406        (9,642)        8,764
   Platinum Investor IV                                              3,950        (2,653)        1,297
   Platinum Investor FlexDirector                                      118           (59)           59
   Platinum Investor PLUS                                            2,073        (2,326)         (253)
   Platinum Investor Survivor                                           --          (188)         (188)
   Platinum Investor Survivor II                                       341        (5,715)       (5,374)
   Platinum Investor VIP                                            11,304        (3,354)        7,950
SunAmerica Balanced Portfolio - Class 1
   AIG Income Advantage VUL                                            442           (19)          423
   AIG Protection Advantage VUL                                        107           (17)           90
   Platinum Investor I & II                                          2,857          (414)        2,443
   Platinum Investor III                                            16,287       (13,869)        2,418
   Platinum Investor IV                                                526        (3,212)       (2,686)
   Platinum Investor FlexDirector                                       39            (6)           33
   Platinum Investor PLUS                                            4,233        (4,851)         (618)
   Platinum Investor Survivor                                           --           (64)          (64)
   Platinum Investor Survivor II                                     1,659          (465)        1,194
   Platinum Investor VIP                                             4,612        (2,316)        2,296
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor I & II                                         22,703       (60,229)      (37,526)
   Platinum Investor I & II (first reduction in expense ratio)      29,698          (971)       28,727
   Platinum Investor III                                            13,225       (13,635)         (410)
   Platinum Investor IV                                              1,126        (1,675)         (549)
   Platinum Investor PLUS                                              712          (867)         (155)
   Platinum Investor Survivor                                        3,056        (2,754)          302
   Platinum Investor Survivor II                                        --            (2)           (2)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                          6,548       (17,874)      (11,326)
   Platinum Investor I & II (first reduction in expense ratio)       8,106          (160)        7,946
   Platinum Investor III                                             3,151        (7,142)       (3,991)
   Platinum Investor IV                                                997          (442)          555
   Platinum Investor FlexDirector                                      249        (1,967)       (1,718)

                                   VL-R - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
UIF High Yield Portfolio - Class I Shares - Continued
   Platinum Investor PLUS                                              608          (579)           29
   Platinum Investor Survivor                                          225          (162)           63
   Platinum Investor Survivor II                                     4,839        (1,184)        3,655
Van Kampen LIT Capital Growth Portfolio - Class I
   AG Legacy Plus                                                      243          (993)         (750)
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                                    1,480          (944)          536
Van Kampen LIT Growth and Income Portfolio - Class I
   AIG Income Advantage Select                                          65            (1)           64
   AIG Income Advantage VUL                                         10,212          (878)        9,334
   AIG Income Advantage VUL (with GMWB rider)                          647           (13)          634
   AIG Protection Advantage VUL                                      5,522          (153)        5,369
   Corporate America (reduced surrender charge)                      6,910          (103)        6,807
   Platinum Investor I & II                                          7,647       (49,802)      (42,155)
   Platinum Investor I & II (first reduction in expense ratio)      37,242          (482)       36,760
   Platinum Investor III                                            41,080       (88,354)      (47,274)
   Platinum Investor IV                                             17,193       (15,197)        1,996
   Platinum Investor FlexDirector                                      539           (49)          490
   Platinum Investor PLUS                                            4,744        (4,747)           (3)
   Platinum Investor Survivor                                        4,956        (1,724)        3,232
   Platinum Investor Survivor II                                     4,367        (1,540)        2,827
   Platinum Investor VIP                                            26,472       (11,477)       14,995
   Platinum Investor VIP (with GMWB rider)                               1           (11)          (10)
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage Select                                          23            --            23
   AIG Income Advantage VUL                                         11,552          (438)       11,114
   AIG Protection Advantage VUL                                        873           (49)          824
   Corporate America (reduced surrender charge)                      3,698        (2,142)        1,556
   Platinum Investor I & II                                          1,789       (13,030)      (11,241)
   Platinum Investor I & II (first reduction in expense ratio)       9,885        (1,094)        8,791
   Platinum Investor III                                            33,238       (55,360)      (22,122)
   Platinum Investor IV                                             10,610        (8,565)        2,045
   Platinum Investor FlexDirector                                      363           (84)          279
   Platinum Investor PLUS                                            5,696        (5,733)          (37)
   Platinum Investor Survivor                                        1,660        (5,612)       (3,952)
   Platinum Investor Survivor II                                     6,513        (1,813)        4,700
   Platinum Investor VIP                                            16,757        (8,534)        8,223
   Platinum Investor VIP (with GMWB rider)                              --            (1)           (1)
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage Select                                          35            --            35
   AIG Income Advantage VUL                                          6,745        (1,241)        5,504
   AIG Income Advantage VUL (with GMWB rider)                          266            (7)          259
   AIG Protection Advantage VUL                                      4,646          (133)        4,513

                                   VL-R - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
Vanguard VIF REIT Index Portfolio - Continued
   Corporate America (reduced surrender charge)                      8,233        (1,278)        6,955
   Platinum Investor I & II                                          5,648       (25,211)      (19,563)
   Platinum Investor I & II (first reduction in expense ratio)      27,478          (952)       26,526
   Platinum Investor III                                            44,225       (61,716)      (17,491)
   Platinum Investor IV                                             22,254       (22,934)         (680)
   Platinum Investor FlexDirector                                    1,000        (2,124)       (1,124)
   Platinum Investor PLUS                                            8,094       (10,872)       (2,778)
   Platinum Investor Survivor                                          468        (4,473)       (4,005)
   Platinum Investor Survivor II                                     2,149        (2,852)         (703)
   Platinum Investor VIP                                            62,168       (23,860)       38,308
   Platinum Investor VIP (with GMWB rider)                             183          (256)          (73)

                                   VL-R - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                            Accumulation  Accumulation  Net Increase
Divisions                                                   Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------- ------------ -------------- ------------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                               72           (174)         (102)
   Corporate America (reduced surrender charge)                    34            (32)            2
   Platinum Investor I & II                                    69,727       (179,276)     (109,549)
   Platinum Investor III                                       56,745        (65,278)       (8,533)
   Platinum Investor IV                                         5,446         (2,762)        2,684
   Platinum Investor FlexDirector                                  61            (19)           42
   Platinum Investor PLUS                                       4,147         (3,467)          680
   Platinum Investor Survivor                                   4,096        (20,207)      (16,111)
   Platinum Investor Survivor II                                1,549           (334)        1,215
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                               3,265         (2,589)          676
   Corporate America                                               25           (106)          (81)
   Corporate America (reduced surrender charge)                 8,755           (389)        8,366
   Platinum Investor I & II                                    44,399        (38,885)        5,514
   Platinum Investor III                                       64,296        (30,270)       34,026
   Platinum Investor IV                                        10,727         (6,512)        4,215
   Platinum Investor FlexDirector                               1,328           (258)        1,070
   Platinum Investor PLUS                                       3,299         (2,225)        1,074
   Platinum Investor Survivor                                   6,179         (3,645)        2,534
   Platinum Investor Survivor II                               22,425         (1,143)       21,282
   Platinum Investor VIP                                       39,670         (7,066)       32,604
   Platinum Investor VIP (with GMWB rider)                         46            (33)           13
Alger American Leveraged AllCap Portfolio - Class O Shares
   Corporate America (reduced surrender charge)                 1,255             (3)        1,252
   Platinum Investor I & II                                    11,570         (1,200)       10,370
   Platinum Investor III                                       12,252         (5,409)        6,843
   Platinum Investor IV                                         4,481         (2,021)        2,460
   Platinum Investor FlexDirector                                 171            (16)          155
   Platinum Investor PLUS                                       4,270         (1,374)        2,896
   Platinum Investor Survivor                                      97            (31)           66
   Platinum Investor Survivor II                               15,147           (553)       14,594
   Platinum Investor VIP                                       20,201         (3,204)       16,997
   Platinum Investor VIP (with GMWB rider)                        641            (60)          581
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)                 8,003           (954)        7,049
   Platinum Investor I & II                                        89           (352)         (263)
   Platinum Investor III                                       10,022         (7,218)        2,804
   Platinum Investor IV                                         5,866         (2,742)        3,124
   Platinum Investor FlexDirector                                 228           (697)         (469)
   Platinum Investor PLUS                                       2,549         (1,490)        1,059
   Platinum Investor Survivor                                     119           (975)         (856)
   Platinum Investor Survivor II                                9,872           (414)        9,458
   Platinum Investor VIP                                        9,519         (2,080)        7,439
American Century VP Value Fund - Class I
   AG Legacy Plus                                                 652         (2,677)       (2,025)
   AIG Income Advantage VUL                                        79            (10)           69
   Corporate America                                               --         (1,247)       (1,247)
   Corporate America (reduced surrender charge)                15,905         (1,352)       14,553
   Platinum Investor I & II                                    11,997        (20,842)       (8,845)
   Platinum Investor III                                       71,623        (62,148)        9,475

                                   VL-R - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------- ------------ -------------- ------------
American Century VP Value Fund - Class I - Continued
   Platinum Investor IV                                       25,061       (12,674)       12,387
   Platinum Investor FlexDirector                                 79          (593)         (514)
   Platinum Investor PLUS                                     11,283        (8,934)        2,349
   Platinum Investor Survivor                                  1,958        (2,695)         (737)
   Platinum Investor Survivor II                               7,866        (3,750)        4,116
   Platinum Investor VIP                                      64,980       (11,215)       53,765
   Platinum Investor VIP (with GMWB rider)                        20          (149)         (129)
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor I & II                                      974        (7,572)       (6,598)
   Platinum Investor III                                      32,298       (23,848)        8,450
   Platinum Investor IV                                        3,170        (2,129)        1,041
   Platinum Investor FlexDirector                                833          (649)          184
   Platinum Investor PLUS                                      3,019        (1,981)        1,038
   Platinum Investor Survivor                                    297          (121)          176
   Platinum Investor Survivor II                                 530          (528)            2
   Platinum Investor VIP                                      14,833        (2,256)       12,577
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                    4,769        (9,446)       (4,677)
   Platinum Investor III                                      34,187       (41,765)       (7,578)
   Platinum Investor IV                                        4,721        (2,833)        1,888
   Platinum Investor FlexDirector                                  3            (2)            1
   Platinum Investor PLUS                                      4,015        (5,344)       (1,329)
   Platinum Investor Survivor                                    710          (937)         (227)
   Platinum Investor Survivor II                               1,808          (800)        1,008
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                              42        (1,100)       (1,058)
   Corporate America (reduced surrender charge)                  717        (1,447)         (730)
   Platinum Investor I & II                                   30,488       (58,290)      (27,802)
   Platinum Investor III                                      78,441       (77,508)          933
   Platinum Investor IV                                        8,869        (3,839)        5,030
   Platinum Investor FlexDirector                                 --            --            --
   Platinum Investor PLUS                                      8,445        (6,917)        1,528
   Platinum Investor Survivor                                  2,600        (6,463)       (3,863)
   Platinum Investor Survivor II                              14,316          (332)       13,984
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                              22           (93)          (71)
   Corporate America (reduced surrender charge)                4,763        (6,023)       (1,260)
   Platinum Investor I & II                                   11,424       (29,396)      (17,972)
   Platinum Investor III                                      53,034       (47,590)        5,444
   Platinum Investor IV                                        7,381        (3,747)        3,634
   Platinum Investor FlexDirector                                 62           (31)           31
   Platinum Investor PLUS                                      5,986        (5,252)          734
   Platinum Investor Survivor                                  1,424        (1,247)          177
   Platinum Investor Survivor II                               1,220        (2,514)       (1,294)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                476          (770)         (294)
   Platinum Investor I & II                                    9,622       (37,914)      (28,292)
   Platinum Investor III                                      40,571       (39,484)        1,087
   Platinum Investor IV                                        5,212        (3,120)        2,092
   Platinum Investor FlexDirector                                160           (41)          119

                                   VL-R - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                    Accumulation  Accumulation  Net Increase
Divisions                                                           Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Asset Manager Portfolio - Service Class 2 - Continued
   Platinum Investor PLUS                                               5,245         (3,920)       1,325
   Platinum Investor Survivor                                           1,180         (2,039)        (859)
   Platinum Investor Survivor II                                        3,569         (3,348)         221
   Platinum Investor VIP                                               13,110         (1,865)      11,245
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                         766         (6,837)      (6,071)
   AIG Income Advantage VUL                                                60             (8)          52
   Corporate America                                                       --         (1,580)      (1,580)
   Corporate America (reduced surrender charge)                        20,491         (1,407)      19,084
   Platinum Investor I & II                                            54,079        (35,060)      19,019
   Platinum Investor III                                              178,134       (167,093)      11,041
   Platinum Investor IV                                                45,484        (18,172)      27,312
   Platinum Investor FlexDirector                                       1,186           (451)         735
   Platinum Investor PLUS                                              18,679        (14,312)       4,367
   Platinum Investor Survivor                                           6,199        (17,425)     (11,226)
   Platinum Investor Survivor II                                       48,283         (2,041)      46,242
   Platinum Investor VIP                                              125,574        (20,045)     105,529
   Platinum Investor VIP (with GMWB rider)                                 43           (110)         (67)
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                       1,112         (5,401)      (4,289)
   Corporate America                                                       --         (4,106)      (4,106)
   Corporate America (reduced surrender charge)                        23,375           (952)      22,423
   Platinum Investor I & II                                            20,933        (25,888)      (4,955)
   Platinum Investor III                                              114,197       (115,510)      (1,313)
   Platinum Investor IV                                                14,920         (9,803)       5,117
   Platinum Investor FlexDirector                                         273           (122)         151
   Platinum Investor PLUS                                              13,999        (12,129)       1,870
   Platinum Investor Survivor                                          12,378         (4,989)       7,389
   Platinum Investor Survivor II                                       19,777         (1,234)      18,543
   Platinum Investor VIP                                               59,664         (7,801)      51,863
   Platinum Investor VIP (with GMWB rider)                                 58            (92)         (34)
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor I & II                                               166             --          166
   Platinum Investor III                                                2,202           (521)       1,681
   Platinum Investor IV                                                   177            (60)         117
   Platinum Investor FlexDirector                                          20             (5)          15
   Platinum Investor VIP                                                1,546           (299)       1,247
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                                3,648         (1,457)       2,191
   Platinum Investor IV                                                    99            (30)          69
   Platinum Investor VIP                                                3,605         (1,248)       2,357
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                                4,558           (191)       4,367
   Platinum Investor IV                                                   118            (55)          63
   Platinum Investor PLUS                                                 111           (964)        (853)
   Platinum Investor Survivor II                                       11,315         (1,342)       9,973
   Platinum Investor VIP                                               13,177         (3,740)       9,437
   Platinum Investor VIP (with GMWB rider)                                108            (10)          98
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                         313         (1,724)      (1,411)

                                   VL-R - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                            Accumulation  Accumulation  Net Increase
Divisions                                                                   Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Corporate America (reduced surrender charge)                                17,194           (444)       16,750
   Platinum Investor I & II                                                    12,187        (24,683)      (12,496)
   Platinum Investor III                                                      184,735       (231,820)      (47,085)
   Platinum Investor IV                                                        14,506         (7,960)        6,546
   Platinum Investor FlexDirector                                                 967         (1,127)         (160)
   Platinum Investor PLUS                                                      17,188        (18,271)       (1,083)
   Platinum Investor Survivor                                                   4,076         (6,082)       (2,006)
   Platinum Investor Survivor II                                               68,186         (2,241)       65,945
   Platinum Investor VIP                                                       23,398         (4,809)       18,589
   Platinum Investor VIP (with GMWB rider)                                          2             (3)           (1)
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage VUL                                                        47             (7)           40
   Corporate America (reduced surrender charge)                                14,478           (849)       13,629
   Platinum Investor I & II                                                     4,521           (941)        3,580
   Platinum Investor III                                                       24,424        (21,653)        2,771
   Platinum Investor IV                                                        30,970        (12,638)       18,332
   Platinum Investor FlexDirector                                                 294            (85)          209
   Platinum Investor PLUS                                                      12,412         (9,423)        2,989
   Platinum Investor Survivor                                                   1,658           (781)          877
   Platinum Investor Survivor II                                               15,759         (1,254)       14,505
   Platinum Investor VIP                                                       82,037        (12,405)       69,632
   Platinum Investor VIP (with GMWB rider)                                          1           (175)         (174)
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AIG Income Advantage VUL                                                        38             (5)           33
   Corporate America (reduced surrender charge)                                 9,481         (1,224)        8,257
   Platinum Investor I & II                                                       910           (545)          365
   Platinum Investor III                                                       40,096       (105,873)      (65,777)
   Platinum Investor IV                                                        18,771         (7,826)       10,945
   Platinum Investor FlexDirector                                                 609           (290)          319
   Platinum Investor PLUS                                                       3,430         (3,311)          119
   Platinum Investor Survivor                                                   1,272         (8,779)       (7,507)
   Platinum Investor Survivor II                                               20,724           (734)       19,990
   Platinum Investor VIP                                                       58,171         (8,334)       49,837
   Platinum Investor VIP (with GMWB rider)                                         34            (11)           23
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                 139         (1,560)       (1,421)
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                                   742             (2)          740
   Platinum Investor I & II                                                     4,410         (2,588)        1,822
   Platinum Investor III                                                       21,550       (562,429)     (540,879)
   Platinum Investor IV                                                        24,802         (9,063)       15,739
   Platinum Investor FlexDirector                                                  83           (480)         (397)
   Platinum Investor PLUS                                                       6,499         (4,089)        2,410
   Platinum Investor Survivor                                                   2,463           (156)        2,307
   Platinum Investor Survivor II                                               12,596         (2,163)       10,433
   Platinum Investor VIP                                                       49,478         (6,086)       43,392
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                                    34,098        (11,577)       22,521
   Platinum Investor III                                                       54,483       (450,694)     (396,211)
   Platinum Investor IV                                                        15,557         (6,364)        9,193

                                   VL-R - 59

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                        Accumulation  Accumulation  Net Increase
Divisions                                                               Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------------------- ------------ -------------- ------------
Franklin Templeton Mutual Shares Securities Fund - Class 2 - Continued
   Platinum Investor FlexDirector                                             702            (61)          641
   Platinum Investor PLUS                                                   8,966         (5,679)        3,287
   Platinum Investor Survivor                                                 922         (4,930)       (4,008)
   Platinum Investor Survivor II                                            8,667           (922)        7,745
   Platinum Investor VIP                                                   50,146         (6,581)       43,565
   Platinum Investor VIP (with GMWB rider)                                     80           (110)          (30)
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                           2,412           (918)        1,494
   Corporate America (reduced surrender charge)                               144             --           144
   Platinum Investor I & II                                                 7,506         (8,427)         (921)
   Platinum Investor III                                                   33,330       (415,676)     (382,346)
   Platinum Investor IV                                                     8,313         (5,081)        3,232
   Platinum Investor FlexDirector                                             957           (212)          745
   Platinum Investor PLUS                                                   5,236         (3,358)        1,878
   Platinum Investor Survivor                                                 624         (3,157)       (2,533)
   Platinum Investor Survivor II                                           18,895         (1,179)       17,716
   Platinum Investor VIP                                                   27,425         (4,240)       23,185
   Platinum Investor VIP (with GMWB rider)                                      3             (4)           (1)
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                                    --           (224)         (224)
   Platinum Investor III                                                       --         (1,819)       (1,819)
   Platinum Investor PLUS                                                      --             (1)           (1)
   Platinum Investor Survivor                                                  --        (38,465)      (38,465)
   Platinum Investor Survivor II                                               --            (59)          (59)
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                             9,848           (169)        9,679
   Platinum Investor I & II                                                83,536        (12,825)       70,711
   Platinum Investor III                                                   45,989        (33,945)       12,044
   Platinum Investor IV                                                    10,793         (7,244)        3,549
   Platinum Investor FlexDirector                                             396         (1,506)       (1,110)
   Platinum Investor PLUS                                                  13,171        (37,222)      (24,051)
   Platinum Investor Survivor                                               8,716         (3,697)        5,019
   Platinum Investor Survivor II                                           31,334         (1,159)       30,175
   Platinum Investor VIP                                                   49,877         (8,295)       41,582
   Platinum Investor VIP (with GMWB rider)                                  1,233            (88)        1,145
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                             2,579            (63)        2,516
   Platinum Investor I & II                                                17,467         (7,144)       10,323
   Platinum Investor III                                                   51,431        (63,953)      (12,522)
   Platinum Investor IV                                                     3,935         (1,386)        2,549
   Platinum Investor FlexDirector                                              39            (17)           22
   Platinum Investor PLUS                                                   2,031         (2,247)         (216)
   Platinum Investor Survivor                                                 652         (2,610)       (1,958)
   Platinum Investor Survivor II                                           11,707           (778)       10,929
   Platinum Investor VIP                                                    7,652         (1,434)        6,218
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                                           --         (2,356)       (2,356)
   Corporate America (reduced surrender charge)                             1,630           (427)        1,203
   Platinum Investor I & II                                                70,436         (8,993)       61,443
   Platinum Investor III                                                   61,842        (48,362)       13,480

                                   VL-R - 60

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                     Accumulation  Accumulation  Net Increase
Divisions                                                            Units Issued Units Redeemed  (Decrease)
-------------------------------------------------------------------- ------------ -------------- ------------
Janus Aspen Worldwide Growth Portfolio - Service Shares - Continued
   Platinum Investor IV                                                  2,735         (1,294)       1,441
   Platinum Investor PLUS                                                2,731         (2,262)         469
   Platinum Investor Survivor                                            1,886           (868)       1,018
   Platinum Investor Survivor II                                           201           (400)        (199)
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                                 --           (268)        (268)
   Platinum Investor III                                                    --         (8,359)      (8,359)
   Platinum Investor IV                                                     --         (1,014)      (1,014)
   Platinum Investor PLUS                                                   --           (701)        (701)
   Platinum Investor Survivor                                               --           (520)        (520)
   Platinum Investor Survivor II                                            --           (283)        (283)
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                              5,256         (2,528)       2,728
   Platinum Investor III                                                14,984        (17,665)      (2,681)
   Platinum Investor IV                                                  7,217         (3,026)       4,191
   Platinum Investor FlexDirector                                          182            (68)         114
   Platinum Investor PLUS                                                2,200         (1,742)         458
   Platinum Investor Survivor                                            1,864            (58)       1,806
   Platinum Investor Survivor II                                           825           (338)         487
   Platinum Investor VIP                                                34,795         (5,183)      29,612
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                          1,296           (401)         895
   Platinum Investor I & II                                              2,535        (10,650)      (8,115)
   Platinum Investor III                                                56,767        (69,021)     (12,254)
   Platinum Investor IV                                                  2,002         (1,450)         552
   Platinum Investor FlexDirector                                           45            (13)          32
   Platinum Investor PLUS                                                6,469         (7,170)        (701)
   Platinum Investor Survivor                                            2,511         (4,045)      (1,534)
   Platinum Investor Survivor II                                           629           (256)         373
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                                          238         (1,361)      (1,123)
   Corporate America (reduced surrender charge)                          3,126            (67)       3,059
   Platinum Investor I & II                                             54,691       (100,239)     (45,548)
   Platinum Investor III                                                87,828        (88,781)        (953)
   Platinum Investor IV                                                  2,421         (2,408)          13
   Platinum Investor FlexDirector                                           --            (44)         (44)
   Platinum Investor PLUS                                                7,197         (7,560)        (363)
   Platinum Investor Survivor                                            7,000        (14,114)      (7,114)
   Platinum Investor Survivor II                                           995           (505)         490
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                          905           (948)         (43)
   Corporate America                                                        --         (2,179)      (2,179)
   Corporate America (reduced surrender charge)                            480            (91)         389
   Platinum Investor I & II                                              1,317         (8,373)      (7,056)
   Platinum Investor III                                                42,491        (48,432)      (5,941)
   Platinum Investor IV                                                  3,367         (2,010)       1,357
   Platinum Investor FlexDirector                                            4            (11)          (7)
   Platinum Investor PLUS                                                3,523         (5,380)      (1,857)
   Platinum Investor Survivor                                              920         (2,260)      (1,340)
   Platinum Investor Survivor II                                           640         (1,858)      (1,218)

                                   VL-R - 61

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                            Accumulation  Accumulation  Net Increase
Divisions                                                   Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------- ------------ -------------- ------------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor VIP                                        6,999        (1,319)        5,680
   Platinum Investor VIP (with GMWB rider)                          2           (25)          (23)
MFS VIT Research Series - Initial Class
   Corporate America (reduced surrender charge)                   637            (4)          633
   Platinum Investor I & II                                     1,513        (5,934)       (4,421)
   Platinum Investor III                                       27,509       (37,207)       (9,698)
   Platinum Investor IV                                         2,777          (786)        1,991
   Platinum Investor FlexDirector                                  38           (11)           27
   Platinum Investor PLUS                                       1,955        (1,240)          715
   Platinum Investor Survivor                                   1,394          (929)          465
   Platinum Investor Survivor II                                1,382           (56)        1,326
   Platinum Investor VIP                                        6,079          (974)        5,105
   Platinum Investor VIP (with GMWB rider)                          2            (3)           (1)
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                 629       (10,091)       (9,462)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)                 1,905          (137)        1,768
   Platinum Investor I & II                                    31,759        (5,940)       25,819
   Platinum Investor III                                      197,809       (39,179)      158,630
   Platinum Investor IV                                         2,875        (2,661)          214
   Platinum Investor FlexDirector                                 273           (10)          263
   Platinum Investor PLUS                                       4,731        (5,764)       (1,033)
   Platinum Investor Survivor                                  13,237          (935)       12,302
   Platinum Investor Survivor II                               19,962          (953)       19,009
   Platinum Investor VIP                                       11,698        (2,319)        9,379
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                  80          (786)         (706)
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                     3,048          (260)        2,788
   Platinum Investor III                                        7,301        (7,830)         (529)
   Platinum Investor IV                                        13,000        (5,019)        7,981
   Platinum Investor FlexDirector                                 573          (572)            1
   Platinum Investor PLUS                                       1,048          (722)          326
   Platinum Investor Survivor                                     210           (53)          157
   Platinum Investor Survivor II                                1,176          (408)          768
   Platinum Investor VIP                                       19,813        (3,643)       16,170
   Platinum Investor VIP (with GMWB rider)                         67           (22)           45
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                       102           (13)           89
   Corporate America (reduced surrender charge)                 6,985          (199)        6,786
   Platinum Investor I & II                                    54,784        (1,009)       53,775
   Platinum Investor III                                       19,360       (14,749)        4,611
   Platinum Investor IV                                        13,257        (6,565)        6,692
   Platinum Investor FlexDirector                                 126          (365)         (239)
   Platinum Investor PLUS                                       4,995        (1,878)        3,117
   Platinum Investor Survivor                                     484        (1,057)         (573)
   Platinum Investor Survivor II                                5,328          (457)        4,871
   Platinum Investor VIP                                       38,673        (7,399)       31,274
   Platinum Investor VIP (with GMWB rider)                         61          (101)          (40)

                                   VL-R - 62

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------ ------------ -------------- ------------
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                              122           (602)        (480)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Corporate America (reduced surrender charge)                                 34             --           34
   Platinum Investor I & II                                                    224        (21,092)     (20,868)
   Platinum Investor III                                                   127,516           (435)     127,081
   Platinum Investor IV                                                        353           (120)         233
   Platinum Investor PLUS                                                      148            (14)         134
   Platinum Investor Survivor II                                             9,665           (678)       8,987
   Platinum Investor VIP                                                     7,855         (1,343)       6,512
   Platinum Investor VIP (with GMWB rider)                                       2             (3)          (1)
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                            8,040         (3,824)       4,216
   Corporate America                                                            --         (2,113)      (2,113)
   Corporate America (reduced surrender charge)                             32,393         (1,874)      30,519
   Platinum Investor I & II                                                  7,881        (11,857)      (3,976)
   Platinum Investor III                                                    70,408        (81,983)     (11,575)
   Platinum Investor IV                                                     33,679        (10,948)      22,731
   Platinum Investor FlexDirector                                              682           (191)         491
   Platinum Investor PLUS                                                   10,247         (7,128)       3,119
   Platinum Investor Survivor                                                1,470         (4,851)      (3,381)
   Platinum Investor Survivor II                                            13,433         (3,338)      10,095
   Platinum Investor VIP                                                    56,634         (7,728)      48,906
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage VUL                                                     35             (4)          31
   Corporate America                                                            --           (666)        (666)
   Corporate America (reduced surrender charge)                              4,276            (75)       4,201
   Platinum Investor I & II                                                 10,884        (13,429)      (2,545)
   Platinum Investor III                                                    35,932        (34,594)       1,338
   Platinum Investor IV                                                     12,650         (5,926)       6,724
   Platinum Investor FlexDirector                                            1,976           (698)       1,278
   Platinum Investor PLUS                                                    7,027         (3,222)       3,805
   Platinum Investor Survivor                                                7,815           (907)       6,908
   Platinum Investor Survivor II                                             6,773           (924)       5,849
   Platinum Investor VIP                                                    19,430         (3,969)      15,461
   Platinum Investor VIP (with GMWB rider)                                       2             (3)          (1)
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                              430         (3,978)      (3,548)
   AIG Income Advantage VUL                                                     52             (6)          46
   Corporate America (reduced surrender charge)                             28,270         (1,186)      27,084
   Platinum Investor I & II                                                 29,816        (41,258)     (11,442)
   Platinum Investor III                                                   161,649       (144,981)      16,668
   Platinum Investor IV                                                     39,420        (13,593)      25,827
   Platinum Investor FlexDirector                                            3,716         (1,234)       2,482
   Platinum Investor PLUS                                                   13,895        (11,108)       2,787
   Platinum Investor Survivor                                               18,899         (3,985)      14,914
   Platinum Investor Survivor II                                            26,376         (2,979)      23,397
   Platinum Investor VIP                                                    66,758        (11,193)      55,565
   Platinum Investor VIP (with GMWB rider)                                      39            (52)         (13)
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                                 12,152        (20,692)      (8,540)

                                   VL-R - 63

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------- ------------ -------------- ------------
Pioneer Fund VCT Portfolio - Class I - Continued
   Platinum Investor III                                       6,415        (11,624)       (5,209)
   Platinum Investor PLUS                                        598           (136)          462
   Platinum Investor Survivor                                    759           (473)          286
   Platinum Investor Survivor II                                  --             (5)           (5)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                              29           (115)          (86)
   Platinum Investor I & II                                   20,033        (46,689)      (26,656)
   Platinum Investor III                                      18,589        (28,290)       (9,701)
   Platinum Investor PLUS                                        839           (831)            8
   Platinum Investor Survivor                                    729         (2,244)       (1,515)
   Platinum Investor Survivor II                                 662             (4)          658
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                    1,004           (108)          896
   Platinum Investor III                                       2,253           (420)        1,833
   Platinum Investor IV                                          240           (100)          140
   Platinum Investor FlexDirector                                936            (54)          882
   Platinum Investor PLUS                                      1,189            (64)        1,125
   Platinum Investor Survivor II                                 154         (1,035)         (881)
   Platinum Investor VIP                                      10,135         (1,311)        8,824
   Platinum Investor VIP (with GMWB rider)                       761            (37)          724
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                829           (892)          (63)
   Corporate America                                              --       (237,180)     (237,180)
   Corporate America (reduced surrender charge)                9,521        (31,586)      (22,065)
   Platinum Investor I & II                                   10,676        (31,948)      (21,272)
   Platinum Investor III                                      25,013        (14,268)       10,745
   Platinum Investor IV                                        3,915         (2,206)        1,709
   Platinum Investor FlexDirector                                 19             (5)           14
   Platinum Investor PLUS                                      2,417         (1,406)        1,011
   Platinum Investor Survivor                                    363        (17,589)      (17,226)
   Platinum Investor Survivor II                               1,293           (455)          838
   Platinum Investor VIP                                      18,275         (2,705)       15,570
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                              --       (292,033)     (292,033)
   Corporate America (reduced surrender charge)                7,743        (29,332)      (21,589)
   Platinum Investor I & II                                   28,848        (45,490)      (16,642)
   Platinum Investor III                                      85,619        (89,688)       (4,069)
   Platinum Investor IV                                       12,861        (12,204)          657
   Platinum Investor FlexDirector                                627           (295)          332
   Platinum Investor PLUS                                      7,705         (6,797)          908
   Platinum Investor Survivor                                  2,718         (3,147)         (429)
   Platinum Investor Survivor II                               1,698           (548)        1,150
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                5,815           (447)        5,368
   Platinum Investor I & II                                   22,702        (27,380)       (4,678)
   Platinum Investor III                                      25,360        (20,008)        5,352
   Platinum Investor IV                                       10,094         (3,861)        6,233
   Platinum Investor FlexDirector                                133           (345)         (212)
   Platinum Investor PLUS                                      3,413         (2,337)        1,076
   Platinum Investor Survivor                                  1,149        (12,133)      (10,984)

                                   VL-R - 64

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                       Accumulation  Accumulation  Net Increase
Divisions                                                              Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------- ------------ -------------- ------------
Putnam VT International Growth and Income Fund - Class IB - Continued
   Platinum Investor Survivor II                                           9,265          (156)        9,109
   Platinum Investor VIP                                                  33,641        (5,865)       27,776
   Platinum Investor VIP (with GMWB rider)                                    98            (9)           89
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                            346        (1,553)       (1,207)
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                            830        (1,130)         (300)
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                          1,247        (8,773)       (7,526)
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                                  455       (10,490)      (10,035)
   Platinum Investor III                                                   8,465        (9,484)       (1,019)
   Platinum Investor IV                                                    3,190        (1,602)        1,588
   Platinum Investor FlexDirector                                             42           (19)           23
   Platinum Investor PLUS                                                  2,132        (2,124)            8
   Platinum Investor Survivor                                                 --          (121)         (121)
   Platinum Investor Survivor II                                           6,427          (547)        5,880
   Platinum Investor VIP                                                   6,006        (1,070)        4,936
SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                                   80          (146)          (66)
   Platinum Investor III                                                  15,425       (13,837)        1,588
   Platinum Investor IV                                                    4,153        (2,237)        1,916
   Platinum Investor FlexDirector                                              2            (1)            1
   Platinum Investor PLUS                                                  4,448        (3,046)        1,402
   Platinum Investor Survivor                                                418            (5)          413
   Platinum Investor Survivor II                                           1,237          (381)          856
   Platinum Investor VIP                                                   6,963        (1,018)        5,945
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                               24,584       (61,169)      (36,585)
   Platinum Investor III                                                  11,527       (10,463)        1,064
   Platinum Investor IV                                                    1,468        (1,052)          416
   Platinum Investor PLUS                                                    776          (588)          188
   Platinum Investor Survivor                                              1,673        (2,939)       (1,266)
   Platinum Investor Survivor II                                              --           (12)          (12)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                                6,486       (12,316)       (5,830)
   Platinum Investor III                                                   3,353        (3,986)         (633)
   Platinum Investor IV                                                      501          (293)          208
   Platinum Investor FlexDirector                                            398          (271)          127
   Platinum Investor PLUS                                                    617        (1,043)         (426)
   Platinum Investor Survivor                                                493          (156)          337
   Platinum Investor Survivor II                                          35,284          (528)       34,756
VALIC Company I International Equities Fund
   AG Legacy Plus                                                            346        (1,676)       (1,330)
   Corporate America (reduced surrender charge)                            1,315            (3)        1,312
   Platinum Investor I & II                                               54,116       (14,164)       39,952
   Platinum Investor III                                                  12,481       (10,422)        2,059
   Platinum Investor IV                                                    3,306        (1,160)        2,146
   Platinum Investor FlexDirector                                             35           (44)           (9)
   Platinum Investor PLUS                                                  1,339        (1,235)          104

                                   VL-R - 65

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                         Accumulation  Accumulation  Net Increase
Divisions                                                Units Issued Units Redeemed  (Decrease)
-------------------------------------------------------- ------------ -------------- ------------
VALIC Company I International Equities Fund - Continued
   Platinum Investor Survivor                                   632         (1,922)      (1,290)
   Platinum Investor Survivor II                              3,216           (273)       2,943
   Platinum Investor VIP                                     11,482         (1,656)       9,826
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                               734         (2,108)      (1,374)
   Corporate America                                             35           (145)        (110)
   Corporate America (reduced surrender charge)               3,062            (70)       2,992
   Platinum Investor I & II                                  19,463        (76,574)     (57,111)
   Platinum Investor III                                     55,265        (57,264)      (1,999)
   Platinum Investor IV                                      11,539         (5,299)       6,240
   Platinum Investor FlexDirector                               517           (107)         410
   Platinum Investor PLUS                                     5,462         (4,576)         886
   Platinum Investor Survivor                                 2,166         (7,136)      (4,970)
   Platinum Investor Survivor II                              2,632         (1,337)       1,295
   Platinum Investor VIP                                     49,378         (5,879)      43,499
   Platinum Investor VIP (with GMWB rider)                       63           (106)         (43)
VALIC Company I Money Market I Fund
   AG Legacy Plus                                               285         (8,743)      (8,458)
   AIG Income Advantage VUL                                   1,662           (384)       1,278
   Corporate America (reduced surrender charge)             301,640       (191,210)     110,430
   Platinum Investor I & II                                  71,028       (161,490)     (90,462)
   Platinum Investor III                                    259,521       (131,636)     127,885
   Platinum Investor IV                                      18,735        (21,211)      (2,476)
   Platinum Investor FlexDirector                            13,712        (10,117)       3,595
   Platinum Investor PLUS                                    12,253        (13,334)      (1,081)
   Platinum Investor Survivor                                62,761        (34,876)      27,885
   Platinum Investor Survivor II                            483,492       (741,236)    (257,744)
   Platinum Investor VIP                                  1,154,137     (1,118,816)      35,321
   Platinum Investor VIP (with GMWB rider)                    2,283         (1,546)         737
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                                  11,187       (107,579)     (96,392)
   Platinum Investor III                                     69,021        (76,130)      (7,109)
   Platinum Investor IV                                       2,140         (1,259)         881
   Platinum Investor FlexDirector                               262             (9)         253
   Platinum Investor PLUS                                     2,625         (2,165)         460
   Platinum Investor Survivor                                   698           (782)         (84)
   Platinum Investor Survivor II                              5,711        (63,870)     (58,159)
   Platinum Investor VIP                                      3,549           (570)       2,979
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                                   4,334         (3,924)         410
   Platinum Investor III                                     43,010        (24,261)      18,749
   Platinum Investor IV                                       1,694           (680)       1,014
   Platinum Investor FlexDirector                               311            (17)         294
   Platinum Investor PLUS                                     1,438           (670)         768
   Platinum Investor Survivor                                 1,129         (1,324)        (195)
   Platinum Investor Survivor II                                566            (64)         502
   Platinum Investor VIP                                      2,330           (382)       1,948
VALIC Company I Small Cap Index Fund
   Corporate America (reduced surrender charge)               7,915           (298)       7,617
   Platinum Investor I & II                                   6,978        (44,886)     (37,908)

                                   VL-R - 66

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                      Accumulation  Accumulation  Net Increase
Divisions                                             Units Issued Units Redeemed  (Decrease)
----------------------------------------------------- ------------ -------------- ------------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor III                                 28,861        (21,986)        6,875
   Platinum Investor IV                                   9,278         (3,531)        5,747
   Platinum Investor FlexDirector                           556           (137)          419
   Platinum Investor PLUS                                 3,892         (2,638)        1,254
   Platinum Investor Survivor                             1,047           (749)          298
   Platinum Investor Survivor II                          9,321           (517)        8,804
   Platinum Investor VIP                                 44,350         (4,529)       39,821
   Platinum Investor VIP (with GMWB rider)                   --           (169)         (169)
VALIC Company I Stock Index Fund
   AG Legacy Plus                                           968         (6,635)       (5,667)
   Corporate America                                         62           (256)         (194)
   Corporate America (reduced surrender charge)          10,947           (631)       10,316
   Platinum Investor I & II                              64,949       (359,840)     (294,891)
   Platinum Investor III                                115,273       (232,389)     (117,116)
   Platinum Investor IV                                  26,554         (7,979)       18,575
   Platinum Investor FlexDirector                           943           (598)          345
   Platinum Investor PLUS                                10,394        (13,619)       (3,225)
   Platinum Investor Survivor                             6,333        (15,962)       (9,629)
   Platinum Investor Survivor II                         40,577         (3,122)       37,455
   Platinum Investor VIP                                 67,357         (6,420)       60,937
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                           635         (1,812)       (1,177)
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                              10,963        (22,066)      (11,103)
   Platinum Investor III                                 73,793       (105,382)      (31,589)
   Platinum Investor IV                                  17,478         (7,566)        9,912
   Platinum Investor FlexDirector                            37             (8)           29
   Platinum Investor PLUS                                 5,006         (4,532)          474
   Platinum Investor Survivor                             1,054         (7,133)       (6,079)
   Platinum Investor Survivor II                         34,049         (1,673)       32,376
   Platinum Investor VIP                                 30,376         (5,145)       25,231
   Platinum Investor VIP (with GMWB rider)                   36             (7)           29
Van Kampen LIT Strategic Growth Portfolio - Class I
   AG Legacy Plus                                           409         (2,825)       (2,416)
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage VUL                                  13             (1)           12
   Corporate America (reduced surrender charge)           5,293           (736)        4,557
   Platinum Investor I & II                               2,597        (11,480)       (8,883)
   Platinum Investor III                                 34,917        (40,476)       (5,559)
   Platinum Investor IV                                  12,445         (5,708)        6,737
   Platinum Investor FlexDirector                           240            (36)          204
   Platinum Investor PLUS                                 6,233         (5,206)        1,027
   Platinum Investor Survivor                             7,366         (2,935)        4,431
   Platinum Investor Survivor II                         37,058           (896)       36,162
   Platinum Investor VIP                                 21,134         (4,592)       16,542
   Platinum Investor VIP (with GMWB rider)                    1             (2)           (1)
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage VUL                                  34             (4)           30
   Corporate America                                         --           (668)         (668)
   Corporate America (reduced surrender charge)           5,649           (895)        4,754

                                   VL-R - 67

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                               Accumulation  Accumulation  Net Increase
Divisions                                      Units Issued Units Redeemed  (Decrease)
---------------------------------------------- ------------ -------------- ------------
Vanguard VIF REIT Index Portfolio - Continued
   Platinum Investor I & II                        4,956       (23,061)      (18,105)
   Platinum Investor III                          67,472       (33,706)       33,766
   Platinum Investor IV                           23,039       (13,182)        9,857
   Platinum Investor FlexDirector                    361          (464)         (103)
   Platinum Investor PLUS                         13,691       (34,137)      (20,446)
   Platinum Investor Survivor                      2,777        (1,899)          878
   Platinum Investor Survivor II                   3,142        (2,834)          308
   Platinum Investor VIP                          60,051       (11,809)       48,242
   Platinum Investor VIP (with GMWB rider)           206          (103)          103

                                   VL-R - 68

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Divisions                                                          Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  --------- ------ ----------- ---------- --------- ----------
AIG Retirement Company I International Equities Fund*
   AG Legacy Plus                                                    8,263 $ 7.06 $    58,370    3.41%     0.75%     -43.82%
   AIG Income Advantage VUL                                          1,810   5.31       9,619    9.09%     0.20%     -36.46%
   AIG Protection Advantage VUL                                      1,580   6.12       9,675    9.18%     0.70%     -41.10%
   Corporate America (reduced surrender charge)                      1,542   5.69       8,765    3.64%     0.65%     -43.76%
   Platinum Investor I & II                                         94,737   9.06     858,509    3.23%     0.75%     -43.82%
   Platinum Investor I & II (first reduction in expense ratio)       8,759   5.86      51,341    3.23%     0.50%     -35.20%
   Platinum Investor III                                            91,455   7.85     718,153    3.31%     0.70%     -43.79%
   Platinum Investor IV                                              7,394   8.58      63,451    3.60%     0.70%     -43.79%
   Platinum Investor FlexDirector                                      597   9.65       5,765    3.04%     0.70%     -43.79%
   Platinum Investor PLUS                                           12,593  10.28     129,477    3.43%     0.70%     -43.79%
   Platinum Investor Survivor                                       13,160   7.04      92,665    3.28%     0.40%     -43.62%
   Platinum Investor Survivor II                                     5,117  10.67      54,587    3.71%     0.75%     -43.82%
   Platinum Investor VIP                                            27,078   7.12     192,763    4.33%     0.70%     -43.79%
AIG Retirement Company I Mid Cap Index Fund*
   AG Legacy Plus                                                   17,056  10.47     178,515    1.35%     0.75%     -37.36%
   AIG Income Advantage VUL                                          1,584   6.03       9,549    3.47%     0.20%     -29.99%
   AIG Protection Advantage VUL                                      1,779   6.57      11,694    3.66%     0.70%     -31.85%
   Corporate America                                                 5,208  11.55      60,155    1.18%     0.35%     -37.11%
   Corporate America (reduced surrender charge)                      4,324   9.20      39,779    1.18%     0.65%     -37.30%
   Platinum Investor I & II                                        225,375  15.52   3,497,522    1.31%     0.75%     -37.36%
   Platinum Investor I & II (first reduction in expense ratio)      95,774   6.20     594,138    1.31%     0.50%     -38.59%
   Platinum Investor III                                           398,936  10.21   4,074,936    1.38%     0.70%     -37.33%
   Platinum Investor IV                                             31,029   8.16     253,122    1.45%     0.70%     -37.33%
   Platinum Investor FlexDirector                                      732   8.85       6,479    1.30%     0.70%     -37.33%
   Platinum Investor PLUS                                           44,230  10.52     465,140    1.39%     0.70%     -37.33%
   Platinum Investor Survivor                                       47,716  11.52     549,454    1.37%     0.40%     -37.14%
   Platinum Investor Survivor II                                    23,474  11.45     268,747    1.05%     0.75%     -37.36%
   Platinum Investor VIP                                            64,669   6.94     448,755    1.49%     0.70%     -37.33%
   Platinum Investor VIP (with GMWB rider)                             190   6.80       1,294    1.49%     1.45%     -37.80%
AIG Retirement Company I Money Market I Fund*
   AG Legacy Plus                                                    8,308  11.74      97,544    1.99%     0.75%       1.47%
   AIG Income Advantage Select                                       2,376  10.03      23,825    0.37%     0.20%       0.21%
   AIG Income Advantage VUL                                         20,660  10.27     212,177    3.49%     0.20%       2.03%
   AIG Income Advantage VUL (with GMWB rider)                           --  10.18          --    3.49%     0.95%       0.14%
   AIG Protection Advantage VUL                                     14,612  10.11     147,720    0.90%     0.70%       0.86%
   Corporate America (reduced surrender charge)                    240,305  11.23   2,698,450    2.09%     0.65%       1.57%
   Platinum Investor I & II                                        482,364  12.94   6,241,917    2.24%     0.75%       1.47%
   Platinum Investor I & II (first reduction in expense ratio)      88,397  10.08     890,808    2.24%     0.50%       0.69%
   Platinum Investor III                                         1,048,566  11.68  12,242,978    2.51%     0.70%       1.52%
   Platinum Investor IV                                             61,855  11.17     691,070    1.96%     0.70%       1.52%
   Platinum Investor FlexDirector                                    2,034  11.20      22,779    1.22%     0.70%       1.52%
   Platinum Investor PLUS                                           37,046  11.22     415,593    2.46%     0.70%       1.52%
   Platinum Investor Survivor                                      148,922  12.37   1,841,736    2.26%     0.40%       1.82%
   Platinum Investor Survivor II                                   183,771  11.22   2,062,078    2.09%     0.75%       1.47%
   Platinum Investor VIP                                           196,043  10.91   2,139,432    2.02%     0.70%       1.52%
   Platinum Investor VIP (with GMWB rider)                           1,901  10.70      20,338    2.02%     1.45%       0.76%
AIG Retirement Company I Nasdaq-100 Index Fund*
   AIG Income Advantage VUL                                          4,228   5.44      22,986    0.70%     0.20%     -31.58%
   AIG Protection Advantage VUL                                          1   6.69           4    0.00%     0.70%       2.65%
   Corporate America (reduced surrender charge)                        460   5.89       2,706    0.63%     0.65%     -33.54%

                                   VL-R - 69

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                             Investment
                                                                           Unit                Income    Expense    Total
Divisions                                                          Units   Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  --------- ------ ---------- ---------- --------- ----------
AIG Retirement Company I Nasdaq-100 Index Fund* - Continued
   Platinum Investor I & II                                        154,741 $ 3.47 $  536,911    0.37%     0.75%     -42.85%
   Platinum Investor I & II (first reduction in expense ratio)      13,132   5.99     78,668    0.37%     0.50%     -36.57%
   Platinum Investor III                                           387,885   3.42  1,325,231    0.25%     0.70%     -42.82%
   Platinum Investor IV                                              4,487   7.58     34,018    0.25%     0.70%     -42.82%
   Platinum Investor FlexDirector                                      699   7.73      5,403    0.37%     0.70%     -42.82%
   Platinum Investor PLUS                                           18,467   9.80    180,889    0.26%     0.70%     -42.82%
   Platinum Investor Survivor                                       10,026   3.57     35,797    0.27%     0.40%     -42.65%
   Platinum Investor Survivor II                                    14,131   7.35    103,919    0.26%     0.75%     -42.85%
   Platinum Investor VIP                                             9,250   7.02     64,911    0.41%     0.70%     -42.82%
AIG Retirement Company I Science & Technology Fund*
   AIG Income Advantage VUL                                            184   5.07        931    0.00%     0.20%     -37.42%
   AIG Protection Advantage VUL                                        354   6.17      2,184    0.00%     0.70%     -39.37%
   Platinum Investor I & II                                         35,386   2.66     94,289    0.00%     0.75%     -46.39%
   Platinum Investor I & II (first reduction in expense ratio)       5,160   5.62     28,988    0.00%     0.50%     -37.71%
   Platinum Investor III                                           200,157   2.65    529,995    0.00%     0.70%     -46.36%
   Platinum Investor IV                                              3,947   7.00     27,628    0.00%     0.70%     -46.36%
   Platinum Investor FlexDirector                                      772   6.73      5,195    0.00%     0.70%     -46.36%
   Platinum Investor PLUS                                            4,668   8.21     38,305    0.00%     0.70%     -46.36%
   Platinum Investor Survivor                                       11,383   2.74     31,211    0.00%     0.40%     -46.20%
   Platinum Investor Survivor II                                     4,081   6.15     25,086    0.00%     0.75%     -46.39%
   Platinum Investor VIP                                             5,926   6.44     38,146    0.00%     0.70%     -46.36%
AIG Retirement Company I Small Cap Index Fund*
   AIG Income Advantage VUL                                          3,799   6.11     23,203    4.40%     0.20%     -26.64%
   AIG Protection Advantage VUL                                      1,522   7.02     10,675    4.42%     0.70%     -32.86%
   Corporate America (reduced surrender charge)                     15,706   8.80    138,285    2.21%     0.65%     -34.90%
   Platinum Investor I & II                                         50,200  10.17    510,367    1.60%     0.75%     -34.96%
   Platinum Investor I & II (first reduction in expense ratio)      41,499   6.78    281,447    1.60%     0.50%     -30.83%
   Platinum Investor III                                           203,998  10.03  2,046,116    1.65%     0.70%     -34.93%
   Platinum Investor IV                                             22,526   7.90    177,938    1.56%     0.70%     -34.93%
   Platinum Investor FlexDirector                                      941   8.44      7,946    1.37%     0.70%     -34.93%
   Platinum Investor PLUS                                           29,895  10.61    317,139    1.74%     0.70%     -34.93%
   Platinum Investor Survivor                                       10,999  10.46    115,070    1.94%     0.40%     -34.73%
   Platinum Investor Survivor II                                    19,149  11.39    218,056    1.83%     0.75%     -34.96%
   Platinum Investor VIP                                            61,269   6.84    418,815    1.91%     0.70%     -34.93%
AIG Retirement Company I Stock Index Fund*
   AG Legacy Plus                                                   67,401   6.45    434,871    2.32%     0.75%     -37.68%
   AIG Income Advantage VUL                                         23,657   5.99    141,688    6.22%     0.20%     -31.04%
   AIG Protection Advantage VUL                                      3,978   6.66     26,503    6.23%     0.70%     -26.88%
   Corporate America                                                 6,136   6.57     40,295    2.36%     0.35%     -37.43%
   Corporate America (reduced surrender charge)                     16,321   8.40    137,121    2.36%     0.65%     -37.61%
   Platinum Investor I & II                                        645,016   8.84  5,702,203    2.20%     0.75%     -37.68%
   Platinum Investor I & II (first reduction in expense ratio)     121,963   6.59    803,511    2.20%     0.50%     -34.15%
   Platinum Investor III                                         1,038,658   6.70  6,962,832    2.17%     0.70%     -37.64%
   Platinum Investor IV                                             35,593   7.78    276,781    1.61%     0.70%     -37.64%
   Platinum Investor FlexDirector                                    8,666   8.17     70,784    2.11%     0.70%     -37.64%
   Platinum Investor PLUS                                          107,242   9.19    985,163    2.40%     0.70%     -37.65%
   Platinum Investor Survivor                                      236,032   6.55  1,545,214    2.36%     0.40%     -37.46%
   Platinum Investor Survivor II                                    97,061   8.53    828,274    2.59%     0.75%     -37.68%
   Platinum Investor VIP                                            90,985   7.22    657,001    2.84%     0.70%     -37.65%

                                   VL-R - 70

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                               3,476 $ 8.17 $   28,392    2.53%     0.35%     -30.39%
   Corporate America (reduced surrender charge)                    3,288   8.10     26,637    2.53%     0.65%     -30.59%
   Platinum Investor I & II                                      515,196   8.08  4,163,212    2.21%     0.75%     -30.66%
   Platinum Investor I & II (first reduction in expense ratio)    62,008   7.07    438,212    2.21%     0.50%     -29.33%
   Platinum Investor III                                         328,322   8.09  2,656,668    2.18%     0.70%     -30.63%
   Platinum Investor IV                                           15,026   8.09    121,583    2.32%     0.70%     -30.63%
   Platinum Investor FlexDirector                                      0   8.09          2    0.00%     0.70%     -30.63%
   Platinum Investor PLUS                                         24,284   8.09    196,495    2.36%     0.70%     -30.63%
   Platinum Investor Survivor                                     46,862   8.16    382,250    2.28%     0.40%     -30.42%
   Platinum Investor Survivor II                                  11,357   8.08     91,770    2.38%     0.75%     -30.66%
AIM V.I. Global Real Estate Fund - Series I
   AIG Income Advantage Select                                        17   9.17        159    0.00%     0.20%      10.66%
   AIG Income Advantage VUL                                        2,127   4.89     10,412   15.11%     0.20%     -38.98%
   AIG Protection Advantage VUL                                       43   5.79        251   18.33%     0.70%     -32.77%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                                 22,872   8.07    184,554    0.52%     0.75%     -40.83%
   AIG Income Advantage Select                                        59  10.02        591    0.00%     0.20%       4.10%
   AIG Income Advantage VUL                                        4,916   5.59     27,481    1.51%     0.20%     -35.76%
   AIG Protection Advantage VUL                                    2,650   6.39     16,945    0.97%     0.70%     -35.87%
   Corporate America                                               4,045   7.94     32,111    0.69%     0.35%     -40.59%
   Corporate America (reduced surrender charge)                   22,308  11.76    262,246    0.69%     0.65%     -40.77%
   Platinum Investor I & II                                      236,490  11.17  2,640,820    0.53%     0.75%     -40.83%
   Platinum Investor I & II (first reduction in expense ratio)    34,462   6.27    216,026    0.53%     0.50%     -37.31%
   Platinum Investor III                                         343,412   9.40  3,226,670    0.60%     0.70%     -40.80%
   Platinum Investor IV                                           38,950   9.99    388,929    0.61%     0.70%     -40.80%
   Platinum Investor FlexDirector                                  2,827  11.52     32,578    0.72%     0.70%     -40.80%
   Platinum Investor PLUS                                         18,108  13.00    235,389    0.56%     0.70%     -40.80%
   Platinum Investor Survivor                                     52,519   7.91    415,552    0.56%     0.40%     -40.62%
   Platinum Investor Survivor II                                  31,066  13.59    422,172    0.63%     0.75%     -40.83%
   Platinum Investor VIP                                          72,167   8.05    580,594    0.69%     0.70%     -40.80%
   Platinum Investor VIP (with GMWB rider)                           270   7.89      2,126    0.69%     1.45%     -41.24%
Alger American Capital Appreciation Portfolio - Class O Shares*
   AIG Income Advantage VUL                                        4,538   5.40     24,511    0.00%     0.20%     -40.20%
   AIG Protection Advantage VUL                                    2,163   6.12     13,228    0.00%     0.70%     -35.55%
   Corporate America (reduced surrender charge)                    1,516   6.03      9,137    0.00%     0.65%     -45.49%
   Platinum Investor I & II                                        1,496  12.55     18,785    0.00%     0.75%     -45.55%
   Platinum Investor III                                          76,493  12.59    963,013    0.00%     0.70%     -45.52%
   Platinum Investor IV                                           16,476   9.91    163,306    0.00%     0.70%     -45.52%
   Platinum Investor FlexDirector                                    463   9.92      4,597    0.00%     0.70%     -45.52%
   Platinum Investor PLUS                                         15,115  12.59    190,291    0.00%     0.70%     -45.52%
   Platinum Investor Survivor                                        503  12.81      6,439    0.00%     0.40%     -45.35%
   Platinum Investor Survivor II                                  18,759  12.55    235,493    0.00%     0.75%     -45.55%
   Platinum Investor VIP                                          39,376   8.17    321,713    0.00%     0.70%     -45.52%
   Platinum Investor VIP (with GMWB rider)                         1,075   8.01      8,609    0.00%     1.45%     -45.93%
Alger American MidCap Growth Portfolio - Class O Shares
   AIG Income Advantage Select                                        29   8.94        263    0.00%     0.20%       5.85%
   AIG Income Advantage VUL                                       11,424   4.09     46,771    0.06%     0.20%     -52.27%
   AIG Income Advantage VUL (with GMWB rider)                        666   4.06      2,702    0.06%     0.95%     -16.76%

                                   VL-R - 71

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Alger American MidCap Growth Portfolio - Class O Shares -
  Continued
   AIG Protection Advantage VUL                                    8,067 $ 4.76 $   38,423    0.00%     0.70%     -50.67%
   Corporate America (reduced surrender charge)                   17,186   7.36    126,454    0.14%     0.65%     -58.63%
   Platinum Investor I & II                                        7,067   9.79     69,206    0.17%     0.75%     -58.67%
   Platinum Investor III                                          55,805   9.82    548,042    0.18%     0.70%     -58.65%
   Platinum Investor IV                                           22,241   6.50    144,557    0.16%     0.70%     -58.65%
   Platinum Investor FlexDirector                                  3,613   6.85     24,767    0.23%     0.70%     -58.65%
   Platinum Investor PLUS                                         10,012   9.82     98,326    0.17%     0.70%     -58.65%
   Platinum Investor Survivor                                      6,618   9.99     66,105    0.18%     0.40%     -58.52%
   Platinum Investor Survivor II                                  18,261   9.79    178,828    0.18%     0.75%     -58.67%
   Platinum Investor VIP                                          28,143   5.60    157,611    0.15%     0.70%     -58.65%
   Platinum Investor VIP (with GMWB rider)                            43   5.49        234    0.15%     1.45%     -46.53%
American Century VP Value Fund - Class I
   AG Legacy Plus                                                 23,035  14.14    325,726    2.50%     0.75%     -27.32%
   AIG Income Advantage Select                                        38  10.00        380    0.00%     0.20%       3.76%
   AIG Income Advantage VUL                                        2,416   6.85     16,540    0.41%     0.20%     -26.92%
   AIG Protection Advantage VUL                                      976   7.55      7,370    0.00%     0.70%     -15.19%
   Corporate America (reduced surrender charge)                   43,889   9.06    397,686    2.65%     0.65%     -27.25%
   Platinum Investor I & II                                      172,912  12.77  2,208,750    2.52%     0.75%     -27.32%
   Platinum Investor I & II (first reduction in expense ratio)    41,100   7.57    311,318    2.52%     0.50%     -16.78%
   Platinum Investor III                                         466,616  12.72  5,937,381    2.55%     0.70%     -27.29%
   Platinum Investor IV                                           68,813   8.37    575,795    2.35%     0.70%     -27.29%
   Platinum Investor FlexDirector                                    959   9.11      8,739    1.60%     0.70%     -27.29%
   Platinum Investor PLUS                                         60,608  10.78    653,358    2.48%     0.70%     -27.29%
   Platinum Investor Survivor                                     15,579  13.14    204,774    2.87%     0.40%     -27.07%
   Platinum Investor Survivor II                                  58,185  11.25    654,712    2.08%     0.75%     -27.32%
   Platinum Investor VIP                                         114,296   7.86    898,189    2.13%     0.70%     -27.29%
   Platinum Investor VIP (with GMWB rider)                            19   7.70        149    2.13%     1.45%     -27.83%
Credit Suisse Small Cap Core I Portfolio
   AIG Income Advantage Select                                        10   9.31         90    0.00%     0.20%       9.88%
   AIG Income Advantage VUL                                          367   6.05      2,221    0.11%     0.20%     -29.18%
   AIG Income Advantage VUL (with GMWB rider)                        347   6.00      2,082    0.12%     0.95%     -11.88%
   AIG Protection Advantage VUL                                    3,803   6.87     26,107    0.00%     0.70%      -6.95%
   Platinum Investor I & II                                       25,694   5.25    134,862    0.08%     0.75%     -35.09%
   Platinum Investor III                                         125,824   5.15    648,178    0.09%     0.70%     -35.06%
   Platinum Investor IV                                           14,236   6.58     93,703    0.09%     0.70%     -35.05%
   Platinum Investor FlexDirector                                  3,604   6.52     23,485    0.14%     0.70%     -35.06%
   Platinum Investor PLUS                                         11,571   8.22     95,148    0.08%     0.70%     -35.05%
   Platinum Investor Survivor                                      4,999   5.40     27,003    0.10%     0.40%     -34.86%
   Platinum Investor Survivor II                                   2,615   7.78     20,338    0.11%     0.75%     -35.09%
   Platinum Investor VIP                                          24,565   6.04    148,463    0.09%     0.70%     -35.05%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                       68,356   8.39    573,651    1.01%     0.75%     -40.87%
   Platinum Investor I & II (first reduction in expense ratio)     4,112   5.87     24,142    1.01%     0.50%     -36.13%
   Platinum Investor III                                         206,802   8.27  1,710,440    1.02%     0.70%     -40.84%
   Platinum Investor IV                                           15,768   6.94    109,471    0.99%     0.70%     -40.84%
   Platinum Investor FlexDirector                                      0   7.52          2    1.34%     0.70%     -40.84%
   Platinum Investor PLUS                                         20,545   8.69    178,463    1.02%     0.70%     -40.84%
   Platinum Investor Survivor                                      9,909   8.64     85,567    0.98%     0.40%     -40.66%
   Platinum Investor Survivor II                                  12,223   9.50    116,077    0.98%     0.75%     -40.87%

                                   VL-R - 72

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Divisions                                                          Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  --------- ------ ----------- ---------- --------- ----------
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                                 3,948 $ 6.92 $    27,324    0.85%     0.35%     -37.81%
   Corporate America (reduced surrender charge)                         --   6.43          --    0.85%     0.65%     -38.00%
   Platinum Investor I & II                                        257,700   8.23   2,120,828    0.93%     0.75%     -38.06%
   Platinum Investor I & II (first reduction in expense ratio)      29,390   6.47     190,180    0.93%     0.50%     -35.79%
   Platinum Investor III                                           425,589   6.35   2,703,867    0.94%     0.70%     -38.03%
   Platinum Investor IV                                             17,788   6.05     107,568    0.90%     0.70%     -38.03%
   Platinum Investor FlexDirector                                    1,260   6.02       7,586    0.84%     0.70%     -38.03%
   Platinum Investor PLUS                                           34,678   6.86     237,839    0.93%     0.70%     -38.03%
   Platinum Investor Survivor                                       33,991   6.90     234,522    1.00%     0.40%     -37.84%
   Platinum Investor Survivor II                                    36,943   7.44     274,775    0.71%     0.75%     -38.06%
Dreyfus VIF International Value Portfolio - Initial Shares
   AIG Income Advantage Select                                       1,036  10.25      10,622    0.00%     0.20%       9.71%
   AIG Income Advantage VUL                                          2,962   6.02      17,835    0.27%     0.20%     -34.03%
   AIG Income Advantage VUL (with GMWB rider)                          472   5.97       2,817    0.27%     0.95%      -4.75%
   AIG Protection Advantage VUL                                      1,481   6.87      10,172    0.00%     0.70%     -21.64%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                 2,263  13.96      31,590    5.13%     0.35%      -4.51%
   Corporate America (reduced surrender charge)                     14,726  10.55     155,398    5.13%     0.65%      -4.80%
   Platinum Investor I & II                                        215,922  13.71   2,960,319    5.04%     0.75%      -4.90%
   Platinum Investor I & II (first reduction in expense ratio)      12,508   9.54     119,339    5.04%     0.50%      -4.02%
   Platinum Investor III                                           272,054  13.01   3,539,694    5.22%     0.70%      -4.85%
   Platinum Investor IV                                             28,179  10.22     287,982    5.77%     0.70%      -4.85%
   Platinum Investor FlexDirector                                      228  10.50       2,400    4.89%     0.70%      -4.85%
   Platinum Investor PLUS                                           22,479  11.54     259,295    4.92%     0.70%      -4.85%
   Platinum Investor Survivor                                       12,457  13.91     173,331    4.86%     0.40%      -4.56%
   Platinum Investor Survivor II                                    10,093  11.56     116,648    6.56%     0.75%      -4.90%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                   13,951   9.45     131,786    2.45%     0.75%     -29.44%
   AIG Income Advantage VUL                                            608   6.99       4,248    6.47%     0.20%     -25.80%
   AIG Protection Advantage VUL                                        260   7.23       1,880    6.66%     0.70%     -30.84%
   Platinum Investor I & II                                        111,022   8.99     998,288    2.49%     0.75%     -29.44%
   Platinum Investor I & II (first reduction in expense ratio)       9,097   7.00      63,703    2.49%     0.50%     -30.80%
   Platinum Investor III                                           255,338   8.99   2,295,700    2.59%     0.70%     -29.40%
   Platinum Investor IV                                             11,064   8.85      97,895    2.73%     0.70%     -29.40%
   Platinum Investor FlexDirector                                    1,264   9.00      11,369    2.45%     0.70%     -29.40%
   Platinum Investor PLUS                                           27,097  10.28     278,507    2.58%     0.70%     -29.40%
   Platinum Investor Survivor                                        8,228   9.25      76,128    2.29%     0.40%     -29.19%
   Platinum Investor Survivor II                                    18,015  10.02     180,428    2.45%     0.75%     -29.44%
   Platinum Investor VIP                                            19,358   8.42     163,067    3.23%     0.70%     -29.40%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                   34,318  10.51     360,853    0.81%     0.75%     -43.12%
   AIG Income Advantage Select                                         541   9.63       5,208    0.07%     0.20%       5.04%
   AIG Income Advantage VUL                                         21,133   5.52     116,625    2.25%     0.20%     -42.80%
   AIG Protection Advantage VUL                                      7,443   6.22      46,273    2.20%     0.70%     -36.58%
   Corporate America (reduced surrender charge)                     67,700   9.37     634,579    1.17%     0.65%     -43.06%
   Platinum Investor I & II                                        405,126   9.22   3,734,668    0.75%     0.75%     -43.12%
   Platinum Investor I & II (first reduction in expense ratio)      95,939   6.09     584,362    0.75%     0.50%     -39.57%
   Platinum Investor III                                         1,289,957   9.12  11,759,787    0.78%     0.70%     -43.09%
   Platinum Investor IV                                            128,493   8.41   1,079,996    0.88%     0.70%     -43.09%

                                   VL-R - 73

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Fidelity VIP Contrafund Portfolio - Service Class 2 - Continued
   Platinum Investor FlexDirector                                  5,879 $ 9.31 $   54,705    0.64%     0.70%     -43.09%
   Platinum Investor PLUS                                        104,878  10.91  1,144,141    0.81%     0.70%     -43.09%
   Platinum Investor Survivor                                    108,914   9.49  1,033,134    0.84%     0.40%     -42.92%
   Platinum Investor Survivor II                                 140,974  11.48  1,618,117    0.90%     0.75%     -43.12%
   Platinum Investor VIP                                         234,203   7.10  1,662,978    1.10%     0.70%     -43.09%
   Platinum Investor VIP (with GMWB rider)                           432   6.96      3,004    1.10%     1.45%     -43.52%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                 40,538   7.84    317,973    2.19%     0.75%     -43.24%
   AIG Income Advantage Select                                        58   9.61        555    2.19%     0.20%       4.46%
   AIG Income Advantage VUL                                        9,518   5.35     50,953    6.71%     0.20%     -38.19%
   AIG Protection Advantage VUL                                    3,719   6.03     22,434    6.76%     0.70%     -39.56%
   Corporate America (reduced surrender charge)                   52,301   7.72    403,892    2.58%     0.65%     -43.18%
   Platinum Investor I & II                                      218,708   7.93  1,734,224    2.31%     0.75%     -43.24%
   Platinum Investor I & II (first reduction in expense ratio)    48,900   6.03    294,950    2.31%     0.50%     -35.24%
   Platinum Investor III                                         785,541   7.96  6,249,987    2.34%     0.70%     -43.21%
   Platinum Investor IV                                           54,475   7.12    387,969    2.56%     0.70%     -43.21%
   Platinum Investor FlexDirector                                  9,767   7.57     73,983    5.29%     0.70%     -43.21%
   Platinum Investor PLUS                                         81,168   8.57    695,373    2.48%     0.70%     -43.21%
   Platinum Investor Survivor                                     82,212   8.16    670,798    2.35%     0.40%     -43.04%
   Platinum Investor Survivor II                                 118,561   8.67  1,028,428    2.73%     0.75%     -43.24%
   Platinum Investor VIP                                         102,686   6.55    672,913    3.08%     0.70%     -43.21%
   Platinum Investor VIP (with GMWB rider)                           185   6.42      1,185    3.08%     1.45%     -43.64%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AIG Income Advantage VUL                                        1,535   6.49      9,960    6.54%     0.20%     -29.21%
   AIG Protection Advantage VUL                                      758   7.03      5,329    6.77%     0.70%     -30.94%
   Platinum Investor I & II                                           --   7.68         --    0.00%     0.75%     -33.30%
   Platinum Investor III                                           3,169   7.69     24,376    2.93%     0.70%     -33.27%
   Platinum Investor IV                                              284   7.69      2,181    2.76%     0.70%     -33.27%
   Platinum Investor FlexDirector                                    624   7.69      4,801    5.85%     0.70%     -33.27%
   Platinum Investor PLUS                                              7   7.69         55    6.19%     0.70%     -30.73%
   Platinum Investor VIP                                           2,753   7.87     21,671    3.42%     0.70%     -33.27%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AIG Income Advantage VUL                                        2,368   6.33     14,991    6.80%     0.20%     -31.10%
   AIG Protection Advantage VUL                                      236   6.89      1,628    6.19%     0.70%      -4.25%
   Corporate America (reduced surrender charge)                   51,126   6.64    339,463    6.24%     0.65%     -24.61%
   Platinum Investor III                                           5,066   7.54     38,172    2.67%     0.70%     -34.82%
   Platinum Investor IV                                              112   7.54        848    2.30%     0.70%     -34.82%
   Platinum Investor PLUS                                              7   7.54         55    6.27%     0.70%     -32.19%
   Platinum Investor VIP                                           6,838   7.73     52,852    2.91%     0.70%     -34.82%
   Platinum Investor VIP (with GMWB rider)                            51   7.58        383    2.91%     1.45%     -27.41%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AIG Income Advantage VUL                                        1,349   5.92      7,986    5.73%     0.20%     -35.25%
   AIG Protection Advantage VUL                                      901   6.54      5,895    5.67%     0.70%     -35.46%
   Platinum Investor III                                           5,206   7.15     37,247    2.17%     0.70%     -38.60%
   Platinum Investor IV                                              466   7.15      3,330    4.02%     0.70%     -38.60%
   Platinum Investor PLUS                                            111   7.15        797    2.61%     0.70%     -38.60%
   Platinum Investor Survivor II                                  10,220   7.14     73,016    2.19%     0.75%     -38.63%
   Platinum Investor VIP                                          23,931   7.37    176,290    2.97%     0.70%     -38.60%
   Platinum Investor VIP (with GMWB rider)                           192   7.22      1,386    2.97%     1.45%     -39.06%

                                   VL-R - 74

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                             Investment
                                                                           Unit                Income    Expense    Total
Divisions                                                          Units   Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  --------- ------ ---------- ---------- --------- ----------
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                   20,013 $ 5.91 $  118,321    0.58%     0.75%     -47.70%
   AIG Income Advantage Select                                         820   8.83      7,247    1.75%     0.20%       0.60%
   AIG Income Advantage VUL                                          6,084   5.03     30,618    1.77%     0.20%     -41.75%
   AIG Protection Advantage VUL                                      2,787   5.73     15,970    1.83%     0.70%     -42.37%
   Corporate America (reduced surrender charge)                     36,580   7.83    286,331    0.66%     0.65%     -47.65%
   Platinum Investor I & II                                        180,342   4.95    892,084    0.62%     0.75%     -47.70%
   Platinum Investor I & II (first reduction in expense ratio)      13,222   5.66     74,882    0.62%     0.50%     -42.39%
   Platinum Investor III                                         1,109,743   4.91  5,450,656    0.62%     0.70%     -47.68%
   Platinum Investor IV                                             39,300   7.40    290,729    0.62%     0.70%     -47.68%
   Platinum Investor FlexDirector                                    6,834   7.11     48,605    0.44%     0.70%     -47.68%
   Platinum Investor PLUS                                          100,968   7.90    798,102    0.59%     0.70%     -47.68%
   Platinum Investor Survivor                                       65,987   5.09    335,882    0.61%     0.40%     -47.52%
   Platinum Investor Survivor II                                   140,365   7.01    984,555    0.72%     0.75%     -47.70%
   Platinum Investor VIP                                            46,542   6.81    316,817    0.93%     0.70%     -47.68%
   Platinum Investor VIP (with GMWB rider)                              --   6.67         --    0.93%     1.45%     -48.07%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage Select                                         757   9.78      7,408    0.31%     0.20%       7.11%
   AIG Income Advantage VUL                                          8,302   5.76     47,798    0.30%     0.20%     -39.73%
   AIG Protection Advantage VUL                                      1,477   6.35      9,372    0.31%     0.70%     -34.33%
   Corporate America (reduced surrender charge)                     51,258  10.36    531,016    0.26%     0.65%     -40.00%
   Platinum Investor I & II                                          7,691  15.53    119,436    0.24%     0.75%     -40.06%
   Platinum Investor III                                           168,736  15.57  2,627,684    0.25%     0.70%     -40.03%
   Platinum Investor IV                                             76,703   8.84    678,399    0.26%     0.70%     -40.03%
   Platinum Investor FlexDirector                                      660  10.41      6,868    0.29%     0.70%     -40.03%
   Platinum Investor PLUS                                           17,851  15.57    277,995    0.26%     0.70%     -40.03%
   Platinum Investor Survivor                                        7,304  15.84    115,687    0.24%     0.40%     -39.85%
   Platinum Investor Survivor II                                    27,150  15.53    421,603    0.26%     0.75%     -40.06%
   Platinum Investor VIP                                           157,643   7.23  1,140,302    0.27%     0.70%     -40.03%
   Platinum Investor VIP (with GMWB rider)                              --   7.09         --    0.27%     1.45%     -40.48%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   AIG Income Advantage Select                                          42   9.79        414    0.00%     0.20%       9.09%
   AIG Income Advantage VUL                                          4,630   6.23     28,835    0.54%     0.20%     -33.15%
   AIG Protection Advantage VUL                                      2,135   6.76     14,438    0.00%     0.70%     -36.13%
   Corporate America (reduced surrender charge)                     29,058   9.15    265,878    1.52%     0.65%     -33.45%
   Platinum Investor I & II                                         12,124  13.16    159,555    1.31%     0.75%     -33.52%
   Platinum Investor I & II (first reduction in expense ratio)       1,749   6.45     11,281    1.31%     0.50%      -5.47%
   Platinum Investor III                                           287,214  13.20  3,790,452    1.12%     0.70%     -33.48%
   Platinum Investor IV                                             56,789   8.01    454,596    1.34%     0.70%     -33.48%
   Platinum Investor FlexDirector                                    2,223   9.43     20,969    1.23%     0.70%     -33.48%
   Platinum Investor PLUS                                           23,647  13.20    312,075    1.23%     0.70%     -33.48%
   Platinum Investor Survivor                                       31,440  13.42    422,045    1.12%     0.40%     -33.28%
   Platinum Investor Survivor II                                    43,729  13.16    575,472    1.40%     0.75%     -33.52%
   Platinum Investor VIP                                           105,874   6.92    732,746    1.27%     0.70%     -33.48%
   Platinum Investor VIP (with GMWB rider)                              46   6.78        315    1.27%     1.45%     -33.98%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                                   12,546   4.96     62,198    0.00%     0.75%     -42.93%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                     11,064  11.07    122,448    6.56%     0.65%       6.89%
   Platinum Investor I & II                                         39,419  13.50    532,195    4.00%     0.75%       6.79%
   Platinum Investor I & II (first reduction in expense ratio)       1,113  10.51     11,702    4.00%     0.50%       0.06%

                                   VL-R - 75

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Franklin Templeton Franklin U.S. Government Fund - Class 2 -
  Continued
   Platinum Investor III                                         144,004 $13.55 $1,950,992    4.68%     0.70%       6.84%
   Platinum Investor IV                                           71,220  11.81    840,928    5.35%     0.70%       6.84%
   Platinum Investor FlexDirector                                  2,241  12.06     27,031    5.15%     0.70%       6.84%
   Platinum Investor PLUS                                         40,992  13.11    537,213    4.81%     0.70%       6.84%
   Platinum Investor Survivor                                      3,412  13.84     47,213    5.16%     0.40%       7.16%
   Platinum Investor Survivor II                                  30,845  13.50    416,428    5.28%     0.75%       6.79%
   Platinum Investor VIP                                          77,722  11.67    906,767    5.97%     0.70%       6.84%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AIG Income Advantage VUL                                        2,683   6.05     16,239    2.22%     0.20%     -31.75%
   AIG Protection Advantage VUL                                   10,591   6.62     70,138    3.94%     0.70%     -34.34%
   Corporate America (reduced surrender charge)                    2,994   6.17     18,478    4.22%     0.65%     -31.11%
   Platinum Investor I & II                                      136,039  10.05  1,367,696    2.73%     0.75%     -37.58%
   Platinum Investor I & II (first reduction in expense ratio)     7,860   6.62     52,041    2.73%     0.50%     -28.50%
   Platinum Investor III                                         361,844  10.09  3,650,596    3.08%     0.70%     -37.55%
   Platinum Investor IV                                           48,195   8.25    397,824    3.10%     0.70%     -37.55%
   Platinum Investor FlexDirector                                  7,764   8.89     68,988    3.37%     0.70%     -37.55%
   Platinum Investor PLUS                                         38,761   9.92    384,517    3.19%     0.70%     -37.55%
   Platinum Investor Survivor                                     30,412  10.30    313,333    3.26%     0.40%     -37.36%
   Platinum Investor Survivor II                                  22,386  10.05    225,063    3.38%     0.75%     -37.58%
   Platinum Investor VIP                                          70,271   7.28    511,532    3.36%     0.70%     -37.55%
   Platinum Investor VIP (with GMWB rider)                           942   7.13      6,723    3.36%     1.45%     -38.02%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                 12,881   8.87    114,219    2.46%     0.75%     -40.82%
   Corporate America (reduced surrender charge)                    4,080   6.39     26,071    8.36%     0.65%     -40.76%
   Platinum Investor I & II                                       70,906  11.10    786,812    2.51%     0.75%     -40.82%
   Platinum Investor I & II (first reduction in expense ratio)     7,244   6.27     45,442    2.51%     0.50%     -28.96%
   Platinum Investor III                                         206,469  11.14  2,299,130    2.42%     0.70%     -40.79%
   Platinum Investor IV                                           32,514   8.89    289,023    2.48%     0.70%     -40.79%
   Platinum Investor FlexDirector                                  8,778   9.94     87,290    1.98%     0.70%     -40.79%
   Platinum Investor PLUS                                         29,693  10.77    319,692    2.44%     0.70%     -40.79%
   Platinum Investor Survivor                                      8,676  11.37     98,656    2.54%     0.40%     -40.62%
   Platinum Investor Survivor II                                  87,800  11.10    974,287    2.55%     0.75%     -40.82%
   Platinum Investor VIP                                          42,972   7.86    337,865    2.54%     0.70%     -40.79%
   Platinum Investor VIP (with GMWB rider)                             0   7.71          1    2.54%     1.45%     -41.24%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                        4,376   6.44     28,177    0.14%     0.75%     -42.19%
   Platinum Investor III                                           7,521   6.46     48,621    0.12%     0.70%     -42.16%
   Platinum Investor PLUS                                            107   7.90        843    0.14%     0.70%     -42.16%
   Platinum Investor Survivor                                    543,153   6.62  3,597,529    0.13%     0.40%     -41.99%
   Platinum Investor Survivor II                                  41,469   6.84    283,687    0.14%     0.75%     -42.19%
Janus Aspen Forty Portfolio - Service Shares
   AIG Income Advantage Select                                        72   9.20        659    0.00%     0.20%       4.83%
   AIG Income Advantage VUL                                        9,503   5.45     51,834    0.00%     0.20%     -40.04%
   AIG Income Advantage VUL (with GMWB rider)                        563   5.41      3,042    0.00%     0.95%     -14.18%
   AIG Protection Advantage VUL                                    8,346   5.83     48,698    0.00%     0.70%     -47.32%
Janus Aspen International Growth Portfolio - Service Shares
   AIG Income Advantage VUL                                       23,508   4.53    106,380    0.72%     0.20%     -47.50%
   AIG Protection Advantage VUL                                    6,375   4.92     31,381    0.00%     0.70%     -51.88%
   Corporate America (reduced surrender charge)                   21,932  13.46    295,192    3.68%     0.65%     -52.54%
   Platinum Investor I & II                                      128,069   9.06  1,160,258    3.25%     0.75%     -52.59%

                                   VL-R - 76

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Janus Aspen International Growth Portfolio - Service Shares -
  Continued
   Platinum Investor I & II (first reduction in expense ratio)    34,360 $ 4.83 $  165,813    3.25%     0.50%     -51.74%
   Platinum Investor III                                         429,840   9.02  3,875,411    2.76%     0.70%     -52.56%
   Platinum Investor IV                                           35,305  11.33    400,135    2.87%     0.70%     -52.56%
   Platinum Investor FlexDirector                                 10,147  12.51    126,927    3.23%     0.70%     -52.56%
   Platinum Investor PLUS                                         32,174  14.45    464,858    1.97%     0.70%     -52.56%
   Platinum Investor Survivor                                     60,006   9.32    559,399    2.88%     0.40%     -52.42%
   Platinum Investor Survivor II                                  59,549  14.24    848,143    3.08%     0.75%     -52.59%
   Platinum Investor VIP                                          96,877   7.84    759,925    3.27%     0.70%     -52.56%
   Platinum Investor VIP (with GMWB rider)                         1,841   7.69     14,152    3.27%     1.45%     -52.92%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   AIG Income Advantage Select                                        25   9.19        232    0.19%     0.20%       5.55%
   AIG Income Advantage VUL                                        4,366   5.52     24,122    0.19%     0.20%     -38.02%
   AIG Protection Advantage VUL                                    6,031   5.94     35,841    0.19%     0.70%     -45.09%
   Corporate America (reduced surrender charge)                   12,573   9.76    122,680    0.12%     0.65%     -44.22%
   Platinum Investor I & II                                      107,724   4.47    481,574    0.09%     0.75%     -44.28%
   Platinum Investor I & II (first reduction in expense ratio)     2,175   5.58     12,129    0.09%     0.50%     -39.10%
   Platinum Investor III                                         401,134   4.37  1,753,054    0.07%     0.70%     -44.25%
   Platinum Investor IV                                            7,685   8.48     65,170    0.07%     0.70%     -44.25%
   Platinum Investor FlexDirector                                     64   9.60        617    0.13%     0.70%     -44.25%
   Platinum Investor PLUS                                         13,385  11.42    152,853    0.07%     0.70%     -44.25%
   Platinum Investor Survivor                                      4,677   4.60     21,515    0.06%     0.40%     -44.08%
   Platinum Investor Survivor II                                  19,365  10.17    197,010    0.10%     0.75%     -44.28%
   Platinum Investor VIP                                          16,140   7.17    115,758    0.10%     0.70%     -44.25%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                   10,575   8.07     85,349    1.47%     0.65%     -45.17%
   Platinum Investor I & II                                      132,762   4.74    628,905    1.03%     0.75%     -45.22%
   Platinum Investor I & II (first reduction in expense ratio)     6,907   5.91     40,852    1.03%     0.50%     -40.94%
   Platinum Investor III                                         356,867   4.71  1,679,469    1.03%     0.70%     -45.19%
   Platinum Investor IV                                            9,511   7.35     69,880    1.07%     0.70%     -45.19%
   Platinum Investor PLUS                                         16,406   7.52    123,298    1.05%     0.70%     -45.19%
   Platinum Investor Survivor                                     11,785   4.87     57,445    0.95%     0.40%     -45.03%
   Platinum Investor Survivor II                                   8,663   7.18     62,226    0.46%     0.75%     -45.22%
JPMorgan Insurance Trust Government Bond Portfolio - Class I
   AIG Income Advantage Select                                        37  10.79        404    0.00%     0.20%       1.87%
   AIG Income Advantage VUL                                          737  11.18      8,245    0.00%     0.20%       7.25%
   AIG Protection Advantage VUL                                    1,808  10.79     19,499    0.00%     0.70%       7.06%
JPMorgan International Equity Portfolio
   AIG Income Advantage Select                                        38  10.00        383    0.00%     0.20%       4.61%
   AIG Income Advantage VUL                                          867   5.65      4,894    0.00%     0.20%     -39.87%
   AIG Income Advantage VUL (with GMWB rider)                        578   5.60      3,232    0.00%     0.95%      -8.83%
   AIG Protection Advantage VUL                                    2,561   6.24     15,973    0.00%     0.70%     -40.58%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                        5,215  12.59     65,672    1.14%     0.75%     -33.71%
   Platinum Investor III                                         113,000  12.63  1,426,970    1.14%     0.70%     -33.67%
   Platinum Investor IV                                           13,187   8.37    110,361    1.14%     0.70%     -33.67%
   Platinum Investor PLUS                                          4,663  12.63     58,888    1.23%     0.70%     -33.67%
   Platinum Investor Survivor                                        440  12.84      5,653    1.42%     0.40%     -33.47%
   Platinum Investor Survivor II                                   2,525  12.59     31,794    1.15%     0.75%     -33.71%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                       45,422   8.45    383,805    0.19%     0.75%     -32.49%

                                   VL-R - 77

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
JPMorgan Small Company Portfolio - Continued
   Platinum Investor I & II (first reduction in expense ratio)     2,583 $ 6.82 $   17,609    0.19%     0.50%     -29.96%
   Platinum Investor III                                         114,191   8.33    951,426    0.19%     0.70%     -32.46%
   Platinum Investor IV                                           17,990   7.57    136,192    0.19%     0.70%     -32.46%
   Platinum Investor FlexDirector                                    437   8.99      3,932    0.20%     0.70%     -32.46%
   Platinum Investor PLUS                                         10,402  10.37    107,910    0.20%     0.70%     -32.46%
   Platinum Investor Survivor                                      1,919   8.69     16,689    0.13%     0.40%     -32.26%
   Platinum Investor Survivor II                                   7,761  10.86     84,273    0.17%     0.75%     -32.49%
   Platinum Investor VIP                                          63,744   6.58    419,176    0.21%     0.70%     -32.46%
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                    2,474   8.42     20,843    0.88%     0.65%     -39.55%
   Platinum Investor I & II                                       59,403   5.07    301,067    0.80%     0.75%     -39.61%
   Platinum Investor I & II (first reduction in expense ratio)     4,151   6.35     26,370    0.80%     0.50%     -35.47%
   Platinum Investor III                                         348,095   5.13  1,784,014    0.82%     0.70%     -39.58%
   Platinum Investor IV                                            6,863   7.80     53,531    0.83%     0.70%     -39.58%
   Platinum Investor FlexDirector                                     --   8.05         --    1.80%     0.70%     -39.58%
   Platinum Investor PLUS                                         42,956   8.63    370,819    0.81%     0.70%     -39.58%
   Platinum Investor Survivor                                     20,987   5.22    109,454    0.82%     0.40%     -39.40%
   Platinum Investor Survivor II                                   4,968   7.85     38,990    0.84%     0.75%     -39.61%
MFS VIT Growth Series - Initial Class*
   AG Legacy Plus                                                  6,706   9.30     62,354    0.24%     0.75%     -37.89%
   Corporate America (reduced surrender charge)                    3,511   9.90     34,772    0.32%     0.65%     -37.82%
   Platinum Investor I & II                                      441,761   9.05  3,999,017    0.24%     0.75%     -37.89%
   Platinum Investor I & II (first reduction in expense ratio)    39,809   6.33    252,017    0.24%     0.50%     -36.79%
   Platinum Investor III                                         593,599   4.80  2,850,895    0.23%     0.70%     -37.85%
   Platinum Investor IV                                            7,247   8.92     64,672    0.24%     0.70%     -37.85%
   Platinum Investor FlexDirector                                 12,043   9.14    110,102    0.02%     0.70%     -37.85%
   Platinum Investor PLUS                                         39,006  10.11    394,477    0.24%     0.70%     -37.85%
   Platinum Investor Survivor                                     82,598   4.35    358,966    0.25%     0.40%     -37.67%
   Platinum Investor Survivor II                                   4,112   8.68     35,699    0.24%     0.75%     -37.89%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                 18,962   5.63    106,733    0.00%     0.75%     -39.78%
   AIG Income Advantage Select                                        24   9.70        232    0.00%     0.20%       5.92%
   AIG Income Advantage VUL                                        1,511   5.63      8,513    0.00%     0.20%     -38.14%
   AIG Protection Advantage VUL                                    4,534   6.49     29,413    0.00%     0.70%      -3.32%
   Corporate America (reduced surrender charge)                    3,103   8.28     25,686    0.00%     0.65%     -39.72%
   Platinum Investor I & II                                       36,032   6.03    217,254    0.00%     0.75%     -39.78%
   Platinum Investor I & II (first reduction in expense ratio)     6,162   6.16     37,960    0.00%     0.50%     -37.78%
   Platinum Investor III                                         286,090   5.92  1,693,093    0.00%     0.70%     -39.75%
   Platinum Investor IV                                            9,746   7.42     72,338    0.00%     0.70%     -39.75%
   Platinum Investor FlexDirector                                    380   7.17      2,726    0.00%     0.70%     -39.75%
   Platinum Investor PLUS                                         19,612   8.04    157,680    0.00%     0.70%     -39.75%
   Platinum Investor Survivor                                      7,507   6.20     46,577    0.00%     0.40%     -39.57%
   Platinum Investor Survivor II                                  16,434   7.73    127,069    0.00%     0.75%     -39.78%
   Platinum Investor VIP                                          12,626   6.46     81,571    0.00%     0.70%     -39.75%
   Platinum Investor VIP (with GMWB rider)                           232   6.33      1,470    0.00%     1.45%     -40.21%
MFS VIT Research Series - Initial Class
   AIG Income Advantage Select                                        39   9.74        385    0.00%     0.20%       5.04%
   AIG Income Advantage VUL                                        1,191   6.21      7,403    0.01%     0.20%     -28.91%
   AIG Protection Advantage VUL                                      853   6.78      5,779    0.00%     0.70%     -29.99%
   Corporate America (reduced surrender charge)                    1,336   9.45     12,621    0.60%     0.65%     -36.50%

                                   VL-R - 78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
MFS VIT Research Series - Initial Class - Continued
   Platinum Investor I & II                                       54,517 $ 6.27 $  341,731    0.44%     0.75%     -36.56%
   Platinum Investor III                                         297,288   6.26  1,860,022    0.42%     0.70%     -36.53%
   Platinum Investor IV                                            4,316   8.35     36,052    0.60%     0.70%     -36.53%
   Platinum Investor FlexDirector                                      9   9.02         80    1.21%     0.70%     -36.53%
   Platinum Investor PLUS                                         11,218   9.89    110,928    0.57%     0.70%     -36.53%
   Platinum Investor Survivor                                     20,460   6.45    131,968    0.42%     0.40%     -36.34%
   Platinum Investor Survivor II                                  11,691   9.19    107,487    0.55%     0.75%     -36.56%
   Platinum Investor VIP                                          10,152   7.69     78,024    0.48%     0.70%     -36.53%
   Platinum Investor VIP (with GMWB rider)                            --   7.53         --    0.48%     1.45%     -37.01%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                 88,007   5.64    496,645    3.26%     0.75%     -22.71%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AIG Income Advantage Select                                         9   9.34         87    0.00%     0.20%       5.62%
   AIG Income Advantage VUL                                        4,645   5.36     24,904    0.00%     0.20%     -37.73%
   AIG Protection Advantage VUL                                    2,757   6.26     17,260    0.00%     0.70%     -34.75%
   Corporate America (reduced surrender charge)                    6,282  10.01     62,886    0.00%     0.65%     -43.74%
   Platinum Investor I & II                                       73,767   5.62    414,288    0.00%     0.75%     -43.79%
   Platinum Investor I & II (first reduction in expense ratio)     7,210   6.08     43,867    0.00%     0.50%     -39.16%
   Platinum Investor III                                         412,127   5.53  2,280,401    0.00%     0.70%     -43.76%
   Platinum Investor IV                                           15,249   8.80    134,268    0.00%     0.70%     -43.76%
   Platinum Investor FlexDirector                                  1,269   9.73     12,351    0.00%     0.70%     -43.76%
   Platinum Investor PLUS                                         38,149  10.32    393,579    0.00%     0.70%     -43.76%
   Platinum Investor Survivor                                     31,239   5.78    180,535    0.00%     0.40%     -43.60%
   Platinum Investor Survivor II                                  33,165   9.45    313,389    0.00%     0.75%     -43.79%
   Platinum Investor VIP                                          24,888   7.29    181,365    0.00%     0.70%     -43.76%
   Platinum Investor VIP (with GMWB rider)                            38   7.14        271    0.00%     1.45%     -34.83%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                  7,647   7.59     58,023    0.64%     0.75%     -52.75%
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AIG Income Advantage VUL                                           25   5.98        150   11.38%     0.20%     -38.42%
   AIG Protection Advantage VUL                                        3   6.27         16    0.00%     0.70%      18.02%
   Corporate America (reduced surrender charge)                      901   6.03      5,439    4.34%     0.65%     -33.74%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                          521   5.47      2,851    0.00%     0.20%     -42.71%
   AIG Protection Advantage VUL                                    1,800   5.87     10,559    0.00%     0.70%     -42.56%
   Platinum Investor I & II                                       14,263   8.53    121,677    2.66%     0.75%     -43.89%
   Platinum Investor III                                          48,640   8.55    416,113    3.09%     0.70%     -43.87%
   Platinum Investor IV                                           38,803   6.54    253,635    2.94%     0.70%     -43.87%
   Platinum Investor FlexDirector                                  2,425   6.97     16,909    2.72%     0.70%     -43.87%
   Platinum Investor PLUS                                          6,749   8.55     57,736    2.66%     0.70%     -43.87%
   Platinum Investor Survivor                                        559   8.70      4,860    2.73%     0.40%     -43.70%
   Platinum Investor Survivor II                                   6,165   8.53     52,591    2.90%     0.75%     -43.89%
   Platinum Investor VIP                                          31,486   6.29    198,007    2.89%     0.70%     -43.87%
   Platinum Investor VIP (with GMWB rider)                            85   6.16        525    2.89%     1.45%     -44.29%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage Select                                        68   9.86        672    0.00%     0.20%       5.19%
   AIG Income Advantage VUL                                        4,483   5.65     25,327    0.17%     0.20%     -40.31%
   AIG Protection Advantage VUL                                    2,553   6.46     16,479    0.00%     0.70%     -32.05%
   Corporate America (reduced surrender charge)                   19,437   9.75    189,531    1.44%     0.65%     -40.58%

                                   VL-R - 79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Oppenheimer Global Securities Fund/VA - Non-Service Shares -
  Continued
   Platinum Investor I & II                                       58,275 $13.96 $  813,643    1.68%     0.75%     -40.64%
   Platinum Investor III                                         111,558  14.00  1,562,012    1.62%     0.70%     -40.61%
   Platinum Investor IV                                           33,592   8.50    285,590    1.59%     0.70%     -40.61%
   Platinum Investor FlexDirector                                    358   9.30      3,326    1.65%     0.70%     -40.61%
   Platinum Investor PLUS                                         15,189  14.00    212,674    1.57%     0.70%     -40.61%
   Platinum Investor Survivor                                      7,501  14.24    106,826    1.56%     0.40%     -40.43%
   Platinum Investor Survivor II                                  11,447  13.96    159,821    1.47%     0.75%     -40.64%
   Platinum Investor VIP                                          71,742   6.99    501,661    1.42%     0.70%     -40.61%
   Platinum Investor VIP (with GMWB rider)                           186   6.85      1,272    1.42%     1.45%     -41.05%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                  5,871   2.90     17,008    9.84%     0.75%     -78.83%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   AIG Income Advantage Select                                        54   8.15        440    4.02%     0.20%       5.70%
   AIG Income Advantage VUL                                        1,857   5.85     10,872    7.62%     0.20%     -47.80%
   AIG Income Advantage VUL (with GMWB rider)                        197   5.80      1,142    7.62%     0.95%     -22.48%
   AIG Protection Advantage VUL                                    2,027   4.79      9,717    4.81%     0.70%     -52.06%
   Corporate America (reduced surrender charge)                    8,706   6.63     57,717   18.32%     0.65%     -44.16%
   Platinum Investor I & II                                        1,826   6.52     11,911    7.52%     0.75%     -44.21%
   Platinum Investor III                                         122,226   6.53    798,196    5.73%     0.70%     -44.18%
   Platinum Investor IV                                            6,033   6.53     39,399   13.12%     0.70%     -44.18%
   Platinum Investor FlexDirector                                  4,730   6.53     30,891    4.02%     0.70%     -53.92%
   Platinum Investor PLUS                                          1,271   6.53      8,301   28.18%     0.70%     -44.18%
   Platinum Investor Survivor II                                  15,145   6.52     98,771    6.50%     0.75%     -44.21%
   Platinum Investor VIP                                          18,554   6.94    128,703    6.80%     0.70%     -44.18%
   Platinum Investor VIP (with GMWB rider)                            --   6.80         --    6.80%     1.45%     -44.60%
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative
  Class
   AIG Income Advantage Select                                        14  10.61        148    0.12%     0.20%       0.80%
   AIG Income Advantage VUL                                        4,128  10.05     41,490    2.68%     0.20%      -3.29%
   AIG Protection Advantage VUL                                      438   9.52      4,172    3.06%     0.70%      -4.67%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                 30,817  14.37    442,854    3.68%     0.75%      -7.73%
   AIG Income Advantage Select                                       942   9.89      9,323    0.76%     0.20%       0.80%
   AIG Income Advantage VUL                                        1,280   9.55     12,232    2.80%     0.20%     -10.47%
   AIG Protection Advantage VUL                                      862   9.02      7,777    1.53%     0.70%     -10.31%
   Corporate America (reduced surrender charge)                   71,074  10.62    755,054    3.88%     0.65%      -7.64%
   Platinum Investor I & II                                       75,535  15.65  1,182,395    3.94%     0.75%      -7.73%
   Platinum Investor I & II (first reduction in expense ratio)    24,339   8.91    216,907    3.94%     0.50%     -10.49%
   Platinum Investor III                                         414,874  15.75  6,534,287    3.69%     0.70%      -7.68%
   Platinum Investor IV                                           83,495  10.18    849,577    3.95%     0.70%      -7.68%
   Platinum Investor FlexDirector                                  1,420  10.67     15,153    3.72%     0.70%      -7.68%
   Platinum Investor PLUS                                         42,067  13.30    559,366    3.79%     0.70%      -7.68%
   Platinum Investor Survivor                                     44,908  16.11    723,341    3.73%     0.40%      -7.40%
   Platinum Investor Survivor II                                  49,166  13.45    661,146    3.91%     0.75%      -7.73%
   Platinum Investor VIP                                         102,904  10.15  1,044,079    4.21%     0.70%      -7.68%
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage Select                                       721   9.89      7,129    0.86%     0.20%      -1.02%
   AIG Income Advantage VUL                                        2,565  10.00     25,662    2.76%     0.20%      -0.51%
   AIG Income Advantage VUL (with GMWB rider)                        296   9.92      2,932    2.76%     0.95%      -1.01%

                                   VL-R - 80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                            Investment
                                                                         Unit                 Income    Expense    Total
Divisions                                                         Units  Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ----------- ---------- --------- ----------
PIMCO VIT Short-Term Portfolio - Administrative Class -
  Continued
   AIG Protection Advantage VUL                                    1,159 $ 9.88 $    11,452    0.87%     0.70%      -1.41%
   Corporate America (reduced surrender charge)                    7,352  10.88      80,009    5.21%     0.65%      -0.96%
   Platinum Investor I & II                                       59,060  12.01     709,204    3.78%     0.75%      -1.06%
   Platinum Investor I & II (first reduction in expense ratio)     6,830   9.84      67,203    3.78%     0.50%      -1.39%
   Platinum Investor III                                         201,801  12.05   2,431,125    3.67%     0.70%      -1.01%
   Platinum Investor IV                                           30,573  10.81     330,501    3.76%     0.70%      -1.01%
   Platinum Investor FlexDirector                                  4,865  10.87      52,901    4.52%     0.70%      -1.01%
   Platinum Investor PLUS                                         32,897  11.21     368,873    3.70%     0.70%      -1.01%
   Platinum Investor Survivor                                     37,968  12.36     469,137    3.71%     0.40%      -0.71%
   Platinum Investor Survivor II                                  28,363  11.29     320,292    3.58%     0.75%      -1.06%
   Platinum Investor VIP                                          28,511  10.60     302,190    3.84%     0.70%      -1.01%
   Platinum Investor VIP (with GMWB rider)                            --  10.39          --    3.84%     1.45%      -1.75%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                 29,607  14.62     432,865    4.39%     0.75%       4.01%
   AIG Income Advantage Select                                       713  10.48       7,471    1.06%     0.20%       3.01%
   AIG Income Advantage VUL                                        5,713  10.69      61,042    3.34%     0.20%       4.59%
   AIG Income Advantage VUL (with GMWB rider)                        325  10.59       3,443    3.34%     0.95%       5.59%
   AIG Protection Advantage VUL                                    8,908  10.28      91,539    2.67%     0.70%       1.02%
   Corporate America (reduced surrender charge)                   70,748  11.91     842,610    5.02%     0.65%       4.12%
   Platinum Investor I & II                                      198,957  15.32   3,048,337    4.66%     0.75%       4.01%
   Platinum Investor I & II (first reduction in expense ratio)    18,033  10.11     182,379    4.66%     0.50%       3.54%
   Platinum Investor III                                         837,578  15.44  12,928,030    4.70%     0.70%       4.06%
   Platinum Investor IV                                           90,394  11.72   1,059,822    4.38%     0.70%       4.06%
   Platinum Investor FlexDirector                                 14,438  12.07     174,291    4.64%     0.70%       4.06%
   Platinum Investor PLUS                                         79,589  13.45   1,070,815    4.42%     0.70%       4.06%
   Platinum Investor Survivor                                     84,981  15.77   1,339,779    4.36%     0.40%       4.38%
   Platinum Investor Survivor II                                  88,767  13.55   1,203,001    4.39%     0.75%       4.01%
   Platinum Investor VIP                                         119,697  11.56   1,384,129    4.79%     0.70%       4.06%
   Platinum Investor VIP (with GMWB rider)                           372  11.33       4,212    4.79%     1.45%       3.29%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                      160,907   8.48   1,363,695    1.92%     0.75%     -34.76%
   Platinum Investor I & II (first reduction in expense ratio)    32,516   6.75     219,544    1.92%     0.50%     -30.93%
   Platinum Investor III                                          43,465   8.49     369,120    1.90%     0.70%     -34.73%
   Platinum Investor PLUS                                          1,334   8.49      11,327    1.92%     0.70%     -34.73%
   Platinum Investor Survivor                                      7,589   8.60      65,237    1.78%     0.40%     -34.53%
   Platinum Investor Survivor II                                     566   8.48       4,794    1.94%     0.75%     -34.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                               3,098   7.09      21,950    0.00%     0.35%     -35.72%
   Platinum Investor I & II                                      154,234   6.97   1,075,171    0.00%     0.75%     -35.97%
   Platinum Investor I & II (first reduction in expense ratio)    56,892   6.88     391,379    0.00%     0.50%     -32.22%
   Platinum Investor III                                         118,066   6.99     824,718    0.00%     0.70%     -35.94%
   Platinum Investor PLUS                                          6,743   6.99      47,099    0.00%     0.70%     -35.94%
   Platinum Investor Survivor                                      5,715   7.07      40,409    0.00%     0.40%     -35.75%
   Platinum Investor Survivor II                                   1,013   6.97       7,065    0.00%     0.75%     -35.97%
Pioneer Mid Cap Value VCT Portfolio - Class I
   AIG Income Advantage Select                                        31  10.03         307    0.00%     0.20%       4.92%
   AIG Income Advantage VUL                                        1,546   6.23       9,637    0.13%     0.20%     -29.64%
   AIG Protection Advantage VUL                                      800   6.84       5,477    0.00%     0.70%      -0.23%
   Platinum Investor I & II                                        1,275   7.32       9,339    1.21%     0.75%     -34.07%
   Platinum Investor III                                           6,424   7.33      47,105    1.19%     0.70%     -34.04%

                                   VL-R - 81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Pioneer Mid Cap Value VCT Portfolio - Class I - Continued
   Platinum Investor IV                                              219 $ 7.33 $    1,609    1.47%     0.70%     -34.04%
   Platinum Investor FlexDirector                                  6,813   7.33     49,964    0.32%     0.70%     -34.04%
   Platinum Investor PLUS                                          2,080   7.33     15,256    1.04%     0.70%     -34.04%
   Platinum Investor Survivor II                                   1,904   7.32     13,941    1.01%     0.75%     -34.07%
   Platinum Investor VIP                                          22,022   7.49    164,913    1.26%     0.70%     -34.04%
   Platinum Investor VIP (with GMWB rider)                         1,091   7.34      8,006    1.26%     1.45%     -34.53%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                 11,095  10.50    116,540    6.47%     0.75%     -31.33%
   AIG Income Advantage VUL                                        2,149   6.90     14,835    0.00%     0.20%     -31.15%
   AIG Protection Advantage VUL                                      855   7.11      6,082    0.00%     0.70%     -27.80%
   Corporate America                                             190,296  10.90  2,074,523    5.96%     0.35%     -31.06%
   Corporate America (reduced surrender charge)                   16,796   7.98    134,019    5.96%     0.65%     -31.26%
   Platinum Investor I & II                                       43,488  10.15    441,211    7.46%     0.75%     -31.33%
   Platinum Investor I & II (first reduction in expense ratio)    27,502   6.97    191,808    7.46%     0.50%     -29.10%
   Platinum Investor III                                          95,178  10.89  1,036,582    6.77%     0.70%     -31.30%
   Platinum Investor IV                                           12,538   7.58     95,049    6.49%     0.70%     -31.30%
   Platinum Investor FlexDirector                                     --   8.15         --   15.47%     0.70%     -31.30%
   Platinum Investor PLUS                                          9,172  10.09     92,578    6.76%     0.70%     -31.30%
   Platinum Investor Survivor                                      1,303  10.87     14,157    6.99%     0.40%     -31.09%
   Platinum Investor Survivor II                                   4,003  10.35     41,434    6.73%     0.75%     -31.33%
   Platinum Investor VIP                                          29,587   7.45    220,326    6.75%     0.70%     -31.30%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                             231,757   7.79  1,806,512    1.98%     0.35%     -38.91%
   Corporate America (reduced surrender charge)                   18,458   7.37    136,017    1.98%     0.65%     -39.09%
   Platinum Investor I & II                                      244,892   7.95  1,946,308    2.24%     0.75%     -39.16%
   Platinum Investor I & II (first reduction in expense ratio)    42,802   6.68    285,737    2.24%     0.50%     -31.35%
   Platinum Investor III                                         522,684   7.19  3,759,309    2.14%     0.70%     -39.12%
   Platinum Investor IV                                           36,572   6.79    248,405    2.10%     0.70%     -39.12%
   Platinum Investor FlexDirector                                  6,282   7.21     45,285    2.93%     0.70%     -39.12%
   Platinum Investor PLUS                                         36,595   8.05    294,575    2.16%     0.70%     -39.12%
   Platinum Investor Survivor                                     21,792   7.77    169,331    2.11%     0.40%     -38.94%
   Platinum Investor Survivor II                                  11,398   7.88     89,831    2.17%     0.75%     -39.16%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                   11,219   9.40    105,461    2.12%     0.65%     -46.37%
   Platinum Investor I & II                                      142,550  10.48  1,493,474    1.91%     0.75%     -46.42%
   Platinum Investor I & II (first reduction in expense ratio)    66,677   5.56    370,819    1.91%     0.50%     -41.39%
   Platinum Investor III                                         194,354   9.29  1,806,135    1.98%     0.70%     -46.40%
   Platinum Investor IV                                           25,928   8.14    211,113    1.95%     0.70%     -46.40%
   Platinum Investor FlexDirector                                    305   9.22      2,813    2.53%     0.70%     -46.40%
   Platinum Investor PLUS                                         15,544  10.92    169,760    1.93%     0.70%     -46.40%
   Platinum Investor Survivor                                     17,764   9.14    162,329    2.06%     0.40%     -46.24%
   Platinum Investor Survivor II                                  19,825  11.84    234,803    1.97%     0.75%     -46.42%
   Platinum Investor VIP                                          72,179   6.82    491,926    1.65%     0.70%     -46.40%
   Platinum Investor VIP (with GMWB rider)                           157   6.68      1,048    1.65%     1.45%     -46.80%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                 14,068  12.77    179,692    1.56%     0.75%     -39.81%
   AIG Income Advantage VUL                                        3,808   5.52     21,020    0.00%     0.20%     -25.70%
   AIG Protection Advantage VUL                                        0   6.36          2    0.00%     0.70%       5.14%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                 27,268   3.61     98,428    0.00%     0.75%     -45.95%

                                   VL-R - 82

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                 52,236 $ 4.14 $  216,020    0.00%     0.75%     -37.50%
SunAmerica Aggressive Growth Portfolio - Class 1
   AIG Income Advantage VUL                                          629   4.29      2,698    0.45%     0.20%     -46.29%
   AIG Protection Advantage VUL                                      227   5.10      1,160    0.00%     0.70%       0.31%
   Platinum Investor I & II                                       46,402   6.52    302,593    0.24%     0.75%     -52.99%
   Platinum Investor I & II (first reduction in expense ratio)       279   5.06      1,413    0.24%     0.50%       4.78%
   Platinum Investor III                                          53,491   6.54    349,992    0.70%     0.70%     -52.97%
   Platinum Investor IV                                            7,999   5.55     44,414    0.69%     0.70%     -52.97%
   Platinum Investor FlexDirector                                     82   6.32        518    1.20%     0.70%     -52.97%
   Platinum Investor PLUS                                          8,978   6.95     62,386    0.68%     0.70%     -52.97%
   Platinum Investor Survivor                                        441   6.68      2,945    0.61%     0.40%     -52.83%
   Platinum Investor Survivor II                                   1,870   6.52     12,197    0.24%     0.75%     -52.99%
   Platinum Investor VIP                                          13,634   4.96     67,638    0.94%     0.70%     -52.97%
SunAmerica Balanced Portfolio - Class 1
   AIG Income Advantage VUL                                          423   7.20      3,047    0.06%     0.20%     -20.87%
   AIG Protection Advantage VUL                                       90   7.67        690    8.70%     0.70%     -20.26%
   Platinum Investor I & II                                        3,107   9.18     28,516    6.26%     0.75%     -26.45%
   Platinum Investor III                                          74,953   9.21    690,258    3.61%     0.70%     -26.41%
   Platinum Investor IV                                            6,131   8.58     52,604    3.73%     0.70%     -26.41%
   Platinum Investor FlexDirector                                     34   8.86        305    7.30%     0.70%     -26.41%
   Platinum Investor PLUS                                         20,410   9.50    193,890    3.63%     0.70%     -26.41%
   Platinum Investor Survivor                                        349   9.40      3,281    3.44%     0.40%     -26.19%
   Platinum Investor Survivor II                                   4,680   9.18     42,959    3.81%     0.75%     -26.45%
   Platinum Investor VIP                                          10,011   8.35     83,570    4.15%     0.70%     -26.41%
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor I & II                                      174,448   7.43  1,296,848    0.21%     0.75%     -49.57%
   Platinum Investor I & II (first reduction in expense ratio)    28,727   5.26    151,022    0.21%     0.50%     -47.43%
   Platinum Investor III                                          89,262   5.00    446,358    0.22%     0.70%     -49.54%
   Platinum Investor IV                                            2,992   7.50     22,429    0.20%     0.70%     -49.54%
   Platinum Investor PLUS                                          5,437   7.96     43,298    0.21%     0.70%     -49.54%
   Platinum Investor Survivor                                     22,841   4.83    110,245    0.22%     0.40%     -49.39%
   Platinum Investor Survivor II                                     401   7.02      2,816    0.21%     0.75%     -49.57%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                       58,845   9.52    560,189    9.31%     0.75%     -23.43%
   Platinum Investor I & II (first reduction in expense ratio)     7,946   7.67     60,930    9.31%     0.50%     -22.34%
   Platinum Investor III                                          22,033   9.89    217,944   10.18%     0.70%     -23.39%
   Platinum Investor IV                                            2,464   8.52     21,006    8.97%     0.70%     -23.39%
   Platinum Investor FlexDirector                                  1,002   9.24      9,260   12.04%     0.70%     -23.40%
   Platinum Investor PLUS                                          3,008  11.05     33,231    9.68%     0.70%     -23.40%
   Platinum Investor Survivor                                        656   9.39      6,158    8.03%     0.40%     -23.16%
   Platinum Investor Survivor II                                  47,036  10.76    506,106    9.31%     0.75%     -23.43%
Van Kampen LIT Capital Growth Portfolio - Class I*
   AG Legacy Plus                                                  7,852   3.05     23,975    0.56%     0.75%     -49.37%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                                  9,345  14.64    136,774    4.01%     0.75%       1.05%
Van Kampen LIT Growth and Income Portfolio - Class I
   AIG Income Advantage Select                                        64   9.75        629    0.00%     0.20%       4.79%
   AIG Income Advantage VUL                                        9,334   6.50     60,679    0.87%     0.20%     -29.66%
   AIG Income Advantage VUL (with GMWB rider)                        634   6.44      4,083    0.87%     0.95%      -7.97%
   AIG Protection Advantage VUL                                    5,369   7.13     38,280    0.00%     0.70%     -28.96%

                                   VL-R - 83

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Divisions                                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Van Kampen LIT Growth and Income Portfolio - Class I - Continued
   Corporate America (reduced surrender charge)                     6,807 $ 6.62 $   45,046    2.84%     0.65%     -25.66%
   Platinum Investor I & II                                       128,366  10.34  1,327,926    2.12%     0.75%     -32.54%
   Platinum Investor I & II (first reduction in expense ratio)     36,760   7.15    262,965    2.12%     0.50%     -28.20%
   Platinum Investor III                                          422,264  10.38  4,382,851    2.16%     0.70%     -32.51%
   Platinum Investor IV                                            48,708   8.64    420,795    2.07%     0.70%     -32.51%
   Platinum Investor FlexDirector                                   1,608   9.40     15,118    1.85%     0.70%     -32.51%
   Platinum Investor PLUS                                          24,326  10.58    257,255    2.17%     0.70%     -32.51%
   Platinum Investor Survivor                                      31,993  10.59    338,779    1.92%     0.40%     -32.31%
   Platinum Investor Survivor II                                   59,550  10.34    616,037    2.09%     0.75%     -32.54%
   Platinum Investor VIP                                           47,105   7.76    365,351    2.00%     0.70%     -32.51%
   Platinum Investor VIP (with GMWB rider)                             19   7.60        141    2.00%     1.45%     -33.02%
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage Select                                         23  10.12        229    0.00%     0.20%       4.41%
   AIG Income Advantage VUL                                        11,126   7.67     85,287    0.31%     0.20%     -22.11%
   AIG Protection Advantage VUL                                       824   7.95      6,550    0.00%     0.70%     -23.01%
   Corporate America (reduced surrender charge)                    12,128   8.90    107,884    7.34%     0.65%     -22.46%
   Platinum Investor I & II                                        42,041  10.96    460,870    8.76%     0.75%     -22.53%
   Platinum Investor I & II (first reduction in expense ratio)      8,791   7.68     67,536    8.76%     0.50%     -20.09%
   Platinum Investor III                                          188,901  11.07  2,091,066    8.81%     0.70%     -22.50%
   Platinum Investor IV                                            33,172   8.55    283,592    8.26%     0.70%     -22.50%
   Platinum Investor FlexDirector                                     604   9.17      5,539    7.05%     0.70%     -22.50%
   Platinum Investor PLUS                                          29,213  10.64    310,965    8.60%     0.70%     -22.50%
   Platinum Investor Survivor                                      25,922  11.28    292,405    8.66%     0.40%     -22.26%
   Platinum Investor Survivor II                                   49,601  10.87    539,188    8.36%     0.75%     -22.53%
   Platinum Investor VIP                                           29,779   8.32    247,736    8.11%     0.70%     -22.50%
   Platinum Investor VIP (with GMWB rider)                             --   8.15         --    8.11%     1.45%     -23.08%
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage Select                                         35   8.82        309    0.00%     0.20%       5.66%
   AIG Income Advantage VUL                                         5,534   5.53     30,604    0.72%     0.20%     -37.37%
   AIG Income Advantage VUL (with GMWB rider)                         259   5.48      1,422    0.72%     0.95%     -19.55%
   AIG Protection Advantage VUL                                     4,513   6.24     28,153    0.00%     0.70%     -43.14%
   Corporate America (reduced surrender charge)                    18,274   8.91    162,804    3.72%     0.65%     -37.65%
   Platinum Investor I & II                                        65,999  16.66  1,099,571    3.81%     0.75%     -37.72%
   Platinum Investor I & II (first reduction in expense ratio)     26,526   5.82    154,321    3.81%     0.50%     -36.13%
   Platinum Investor III                                          309,487  16.70  5,168,369    3.86%     0.70%     -37.69%
   Platinum Investor IV                                            61,634   7.99    492,333    3.86%     0.70%     -37.69%
   Platinum Investor FlexDirector                                   4,769   9.29     44,320    4.67%     0.70%     -37.69%
   Platinum Investor PLUS                                          41,286  12.56    518,662    3.86%     0.70%     -37.69%
   Platinum Investor Survivor                                      17,327  17.14    297,046    3.89%     0.40%     -37.50%
   Platinum Investor Survivor II                                   26,470  14.52    384,274    3.97%     0.75%     -37.72%
   Platinum Investor VIP                                          104,619   6.27    656,151    3.58%     0.70%     -37.69%
   Platinum Investor VIP (with GMWB rider)                            545   6.15      3,348    3.58%     1.45%     -38.15%

                                   VL-R - 84

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                          3,656 $11.73 $   42,890    1.15%     0.35%      7.74%
   Corporate America (reduced surrender charge)               2,287  11.67     26,695    1.15%     0.65%      7.41%
   Platinum Investor I & II                                 626,359  11.65  7,299,983    1.07%     0.75%      7.30%
   Platinum Investor III                                    366,734  11.66  4,277,732    1.15%     0.70%      7.36%
   Platinum Investor IV                                      15,117  11.66    176,331    1.26%     0.70%      7.36%
   Platinum Investor FlexDirector                               466  11.66      5,432    1.22%     0.70%      7.36%
   Platinum Investor PLUS                                    24,139  11.66    281,568    1.17%     0.70%      7.36%
   Platinum Investor Survivor                                48,728  11.72    571,245    1.00%     0.40%      7.68%
   Platinum Investor Survivor II                             10,975  11.65    127,910    1.22%     0.75%      7.30%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            26,288  13.64    358,464    0.44%     0.75%     13.86%
   Corporate America                                          4,160  13.36     55,577    0.54%     0.35%     14.32%
   Corporate America (reduced surrender charge)              15,493  19.85    307,481    0.54%     0.65%     13.97%
   Platinum Investor I & II                                 298,009  18.87  5,623,750    0.43%     0.75%     13.86%
   Platinum Investor III                                    374,470  15.87  5,943,046    0.45%     0.70%     13.92%
   Platinum Investor IV                                      34,559  16.87    582,866    0.45%     0.70%     13.92%
   Platinum Investor FlexDirector                             1,882  19.46     36,620    0.53%     0.70%     13.92%
   Platinum Investor PLUS                                    18,541  21.96    407,091    0.44%     0.70%     13.92%
   Platinum Investor Survivor                                62,517  13.32    833,018    0.44%     0.40%     14.26%
   Platinum Investor Survivor II                             27,321  22.97    627,427    0.67%     0.75%     13.86%
   Platinum Investor VIP                                     50,133  13.59    681,251    0.59%     0.70%     13.92%
   Platinum Investor VIP (with GMWB rider)                      269  13.42      3,603    0.59%     1.45%     13.06%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Corporate America (reduced surrender charge)               1,252  11.06     13,847    0.00%     0.65%      1.27%
   Platinum Investor I & II                                  22,276  23.05    513,557    0.00%     0.75%     32.53%
   Platinum Investor III                                     95,473  23.11  2,206,193    0.00%     0.70%     32.60%
   Platinum Investor IV                                      16,264  18.19    295,874    0.00%     0.70%     32.60%
   Platinum Investor FlexDirector                               202  18.21      3,686    0.00%     0.70%     32.60%
   Platinum Investor PLUS                                    15,916  23.11    367,783    0.00%     0.70%     32.60%
   Platinum Investor Survivor                                   234  23.43      5,485    0.00%     0.40%     33.00%
   Platinum Investor Survivor II                             15,700  23.05    361,954    0.00%     0.75%     32.53%
   Platinum Investor VIP                                     25,325  15.00    379,784    0.00%     0.70%     32.60%
   Platinum Investor VIP (with GMWB rider)                      745  14.81     11,027    0.00%     1.45%     31.60%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)              12,245  17.78    217,772    0.00%     0.65%     30.70%
   Platinum Investor I & II                                   7,854  23.69    186,080    0.00%     0.75%     30.57%
   Platinum Investor III                                     58,019  23.75  1,377,837    0.00%     0.70%     30.64%
   Platinum Investor IV                                      21,234  15.72    333,741    0.00%     0.70%     30.64%
   Platinum Investor FlexDirector                             6,305  16.58    104,519    0.00%     0.70%     30.64%
   Platinum Investor PLUS                                     9,983  23.75    237,083    0.00%     0.70%     30.64%
   Platinum Investor Survivor                                 5,119  24.08    123,289    0.00%     0.40%     31.03%
   Platinum Investor Survivor II                             12,138  23.69    287,587    0.00%     0.75%     30.57%
   Platinum Investor VIP                                      9,669  13.54    130,937    0.00%     0.70%     30.64%
American Century VP Value Fund - Class I
   AG Legacy Plus                                            23,902  19.46    465,042    1.67%     0.75%     -5.85%
   AIG Income Advantage VUL                                      69   9.37        646    0.00%     0.20%     -2.11%
   Corporate America                                             --  18.09         --    1.38%     0.35%     -5.47%
   Corporate America (reduced surrender charge)              34,448  12.46    429,066    1.38%     0.65%     -5.76%
   Platinum Investor I & II                                 212,959  17.58  3,743,054    1.67%     0.75%     -5.85%
   Platinum Investor III                                    523,115  17.50  9,154,287    1.62%     0.70%     -5.80%

                                   VL-R - 85

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
American Century VP Value Fund - Class I - Continued
   Platinum Investor IV                                     60,681 $11.51 $  698,295    1.51%     0.70%      -5.80%
   Platinum Investor FlexDirector                              417  12.53      5,231    2.22%     0.70%      -5.80%
   Platinum Investor PLUS                                   60,595  14.83    898,356    1.61%     0.70%      -5.80%
   Platinum Investor Survivor                               20,068  18.02    361,676    1.72%     0.40%      -5.52%
   Platinum Investor Survivor II                            67,844  15.48  1,050,422    1.64%     0.75%      -5.85%
   Platinum Investor VIP                                    66,094  10.81    714,310    0.78%     0.70%      -5.80%
   Platinum Investor VIP (with GMWB rider)                      33  10.67        352    0.78%     1.45%      -6.51%
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor I & II                                 32,534   8.09    263,072    0.00%     0.75%      -1.58%
   Platinum Investor III                                   137,087   7.93  1,087,385    0.00%     0.70%      -1.53%
   Platinum Investor IV                                     14,208  10.13    143,990    0.00%     0.70%      -1.53%
   Platinum Investor FlexDirector                            6,485  10.03     65,068    0.00%     0.70%      -1.53%
   Platinum Investor PLUS                                   12,531  12.66    158,663    0.00%     0.70%      -1.53%
   Platinum Investor Survivor                                3,335   8.29     27,651    0.00%     0.40%      -1.23%
   Platinum Investor Survivor II                             1,760  11.98     21,090    0.00%     0.75%      -1.58%
   Platinum Investor VIP                                    20,755   9.31    193,142    0.00%     0.70%      -1.53%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                 76,425  14.19  1,084,582    0.44%     0.75%       0.73%
   Platinum Investor III                                   227,315  13.98  3,177,762    0.43%     0.70%       0.79%
   Platinum Investor IV                                     14,464  11.73    169,726    0.41%     0.70%       0.79%
   Platinum Investor FlexDirector                                1  12.70          9    0.31%     0.70%       0.79%
   Platinum Investor PLUS                                   21,478  14.68    315,341    0.44%     0.70%       0.79%
   Platinum Investor Survivor                               11,856  14.55    172,528    0.43%     0.40%       1.09%
   Platinum Investor Survivor II                            11,969  16.06    192,201    0.43%     0.75%       0.73%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                         4,146  11.13     46,140    0.87%     0.35%     -11.37%
   Corporate America (reduced surrender charge)                804  10.38      8,341    0.87%     0.65%     -11.64%
   Platinum Investor I & II                                291,159  13.29  3,868,547    0.78%     0.75%     -11.73%
   Platinum Investor III                                   451,643  10.25  4,630,192    0.76%     0.70%     -11.68%
   Platinum Investor IV                                     15,484   9.76    151,091    0.77%     0.70%     -11.68%
   Platinum Investor FlexDirector                              950   9.72      9,237    0.77%     0.70%     -11.68%
   Platinum Investor PLUS                                   37,049  11.07    410,024    0.77%     0.70%     -11.68%
   Platinum Investor Survivor                               41,983  11.10    466,008    0.80%     0.40%     -11.42%
   Platinum Investor Survivor II                            49,543  12.01    594,916    0.72%     0.75%     -11.73%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                         2,350  14.62     34,345    5.76%     0.35%       3.18%
   Corporate America (reduced surrender charge)             10,717  11.08    118,798    5.76%     0.65%       2.87%
   Platinum Investor I & II                                263,659  14.42  3,800,876    4.77%     0.75%       2.76%
   Platinum Investor III                                   290,839  13.67  3,976,907    4.77%     0.70%       2.82%
   Platinum Investor IV                                     18,098  10.74    194,383    5.00%     0.70%       2.82%
   Platinum Investor FlexDirector                              204  11.04      2,248    4.78%     0.70%       2.82%
   Platinum Investor PLUS                                   24,653  12.12    298,864    4.98%     0.70%       2.82%
   Platinum Investor Survivor                               16,386  14.58    238,896    4.77%     0.40%       3.13%
   Platinum Investor Survivor II                             7,911  12.15     96,140    5.33%     0.75%       2.76%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                           15,627  13.39    209,211    5.68%     0.75%      14.31%
   Platinum Investor I & II                                128,402  12.74  1,636,238    5.69%     0.75%      14.31%
   Platinum Investor III                                   259,698  12.74  3,307,337    5.70%     0.70%      14.37%
   Platinum Investor IV                                     10,332  12.53    129,491    5.67%     0.70%      14.37%

                                   VL-R - 86

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                       Investment
                                                                    Unit                 Income    Expense    Total
Divisions                                                   Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Fidelity VIP Asset Manager Portfolio - Service Class 2 -
  Continued
   Platinum Investor FlexDirector                             1,407 $12.75 $    17,937    5.69%     0.70%     14.37%
   Platinum Investor PLUS                                    27,735  14.56     403,783    5.69%     0.70%     14.37%
   Platinum Investor Survivor                                10,370  13.07     135,498    5.69%     0.40%     14.71%
   Platinum Investor Survivor II                             20,659  14.19     293,226    5.66%     0.75%     14.31%
   Platinum Investor VIP                                     13,514  11.93     161,245    6.65%     0.70%     14.37%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                            36,128  18.49     667,856    0.71%     0.75%     16.42%
   AIG Income Advantage VUL                                      52   9.65         502    1.37%     0.20%     -0.42%
   Corporate America                                             --  16.68          --    0.94%     0.35%     16.89%
   Corporate America (reduced surrender charge)              37,682  16.46     620,350    0.94%     0.65%     16.54%
   Platinum Investor I & II                                 536,736  16.21   8,698,795    0.78%     0.75%     16.42%
   Platinum Investor III                                  1,273,665  16.02  20,403,188    0.77%     0.70%     16.48%
   Platinum Investor IV                                     120,301  14.77   1,776,774    0.84%     0.70%     16.48%
   Platinum Investor FlexDirector                             8,821  16.35     144,244    0.79%     0.70%     16.48%
   Platinum Investor PLUS                                   111,671  19.17   2,140,696    0.78%     0.70%     16.48%
   Platinum Investor Survivor                               105,504  16.62   1,753,295    0.73%     0.40%     16.83%
   Platinum Investor Survivor II                            124,453  20.18   2,511,380    0.91%     0.75%     16.42%
   Platinum Investor VIP                                    142,414  12.48   1,776,911    1.11%     0.70%     16.48%
   Platinum Investor VIP (with GMWB rider)                      376  12.32       4,633    1.11%     1.45%     15.61%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                            47,079  13.82     650,604    1.62%     0.75%      0.51%
   Corporate America                                             --  14.38          --    2.01%     0.35%      0.92%
   Corporate America (reduced surrender charge)              47,744  13.59     648,927    2.01%     0.65%      0.61%
   Platinum Investor I & II                                 278,846  13.97   3,895,494    1.67%     0.75%      0.51%
   Platinum Investor III                                    835,157  14.01  11,700,853    1.69%     0.70%      0.56%
   Platinum Investor IV                                      50,801  12.54     637,109    1.77%     0.70%      0.56%
   Platinum Investor FlexDirector                             1,535  13.34      20,479    1.61%     0.70%      0.56%
   Platinum Investor PLUS                                    79,964  15.09   1,206,340    1.71%     0.70%      0.56%
   Platinum Investor Survivor                                93,226  14.32   1,335,450    1.76%     0.40%      0.87%
   Platinum Investor Survivor II                             98,593  15.28   1,506,738    1.85%     0.75%      0.51%
   Platinum Investor VIP                                     67,790  11.54     782,267    2.67%     0.70%      0.56%
   Platinum Investor VIP (with GMWB rider)                      123  11.40       1,400    2.67%     1.45%     -0.19%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor I & II                                     166  11.52       1,912    3.79%     0.75%      0.11%
   Platinum Investor III                                      2,346  11.53      27,041    3.02%     0.70%      9.20%
   Platinum Investor IV                                         225  11.53       2,595    2.59%     0.70%      9.20%
   Platinum Investor FlexDirector                                20  11.53         225    2.92%     0.70%      9.20%
   Platinum Investor VIP                                      1,458  11.80      17,202    3.35%     0.70%      9.20%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                      4,335  11.56      50,120    2.66%     0.70%      9.49%
   Platinum Investor IV                                         119  11.56       1,372    2.65%     0.70%      9.49%
   Platinum Investor VIP                                      5,286  11.86      62,686    2.58%     0.70%      9.49%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                      5,248  11.65      61,146    3.24%     0.70%     10.30%
   Platinum Investor IV                                         124  11.65       1,440    2.65%     0.70%     10.30%
   Platinum Investor PLUS                                        76  11.65         881    0.30%     0.70%     10.30%
   Platinum Investor Survivor II                              9,973  11.64     116,114    3.73%     0.75%     10.17%
   Platinum Investor VIP                                     13,551  12.00     162,588    2.93%     0.70%     10.30%
   Platinum Investor VIP (with GMWB rider)                       98  11.85       1,164    2.93%     1.45%     -0.01%

                                   VL-R - 87

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                            Investment
                                                                         Unit                 Income    Expense    Total
Divisions                                                        Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                 22,582 $11.31 $   255,293    0.39%     0.75%     25.71%
   Corporate America (reduced surrender charge)                   33,511  14.95     501,069    0.26%     0.65%     25.83%
   Platinum Investor I & II                                      196,450   9.46   1,858,135    0.37%     0.75%     25.71%
   Platinum Investor III                                       1,142,476   9.39  10,724,408    0.39%     0.70%     25.77%
   Platinum Investor IV                                           39,813  14.14     562,891    0.36%     0.70%     25.77%
   Platinum Investor FlexDirector                                 11,185  13.59     152,037    0.38%     0.70%     25.77%
   Platinum Investor PLUS                                        110,322  15.11   1,666,634    0.37%     0.70%     25.77%
   Platinum Investor Survivor                                     68,631   9.70     665,643    0.39%     0.40%     26.15%
   Platinum Investor Survivor II                                 114,240  13.41   1,532,204    0.27%     0.75%     25.71%
   Platinum Investor VIP                                          23,642  13.01     307,578    0.17%     0.70%     25.77%
   Platinum Investor VIP (with GMWB rider)                             3  12.85          43    0.17%     1.45%     24.83%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage VUL                                           40   9.55         386    0.45%     0.20%     -0.82%
   Corporate America (reduced surrender charge)                   35,856  17.27     619,072    0.50%     0.65%     14.59%
   Platinum Investor I & II                                       16,881  25.91     437,315    0.50%     0.75%     14.47%
   Platinum Investor III                                         183,015  25.97   4,752,299    0.50%     0.70%     14.53%
   Platinum Investor IV                                           72,072  14.75   1,062,903    0.51%     0.70%     14.53%
   Platinum Investor FlexDirector                                    977  17.36      16,955    0.50%     0.70%     14.53%
   Platinum Investor PLUS                                         17,266  25.97     448,354    0.65%     0.70%     14.53%
   Platinum Investor Survivor                                      9,224  26.33     242,885    0.52%     0.40%     14.88%
   Platinum Investor Survivor II                                  23,984  25.91     621,338    0.49%     0.75%     14.47%
   Platinum Investor VIP                                          91,226  12.06   1,100,317    0.49%     0.70%     14.53%
   Platinum Investor VIP (with GMWB rider)                             3  11.91          32    0.49%     1.45%     13.67%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   AIG Income Advantage VUL                                           33   9.32         306    0.00%     0.20%     -1.56%
   Corporate America (reduced surrender charge)                   19,743  13.75     271,444    0.80%     0.65%     -3.02%
   Platinum Investor I & II                                       16,602  19.79     328,622    0.70%     0.75%     -3.11%
   Platinum Investor III                                         216,347  19.84   4,292,535    0.81%     0.70%     -3.06%
   Platinum Investor IV                                           56,062  12.03     674,693    0.72%     0.70%     -3.06%
   Platinum Investor FlexDirector                                  1,608  14.18      22,799    0.74%     0.70%     -3.06%
   Platinum Investor PLUS                                         23,838  19.84     472,968    0.67%     0.70%     -3.06%
   Platinum Investor Survivor                                     26,872  20.12     540,684    0.75%     0.40%     -2.77%
   Platinum Investor Survivor II                                  32,451  19.79     642,359    0.80%     0.75%     -3.11%
   Platinum Investor VIP                                          66,463  10.41     691,552    0.84%     0.70%     -3.06%
   Platinum Investor VIP (with GMWB rider)                            23  10.28         237    0.84%     1.45%     -3.87%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                                 12,380   8.69     107,538    0.00%     0.75%     10.41%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                      740  10.35       7,662    0.00%     0.65%      1.88%
   Platinum Investor I & II                                       26,024  12.64     329,017    4.72%     0.75%      5.81%
   Platinum Investor III                                         132,516  12.68   1,680,439    7.27%     0.70%      5.86%
   Platinum Investor IV                                           47,978  11.05     530,237    5.49%     0.70%      5.86%
   Platinum Investor FlexDirector                                    426  11.29       4,806    3.09%     0.70%      5.86%
   Platinum Investor PLUS                                         42,580  12.27     522,310    4.68%     0.70%      5.86%
   Platinum Investor Survivor                                      3,200  12.91      41,315    7.39%     0.40%      6.18%
   Platinum Investor Survivor II                                  26,163  12.64     330,784    5.32%     0.75%      5.81%
   Platinum Investor VIP                                          46,469  10.92     507,448    8.18%     0.70%      5.86%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                      181,793  16.11   2,927,985    1.61%     0.75%      2.70%
   Platinum Investor III                                         373,176  16.15   6,028,470    2.03%     0.70%      2.75%

                                   VL-R - 88

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                        Unit                Income    Expense    Total
Divisions                                                        Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Franklin Templeton Mutual Shares Securities Fund - Class 2 -
  Continued
   Platinum Investor IV                                          44,684 $13.22 $  590,605    1.53%     0.70%      2.75%
   Platinum Investor FlexDirector                                 6,935  14.23     98,679    1.54%     0.70%      2.75%
   Platinum Investor PLUS                                        37,485  15.88    595,428    1.45%     0.70%      2.75%
   Platinum Investor Survivor                                    32,439  16.45    533,549    1.60%     0.40%      3.06%
   Platinum Investor Survivor II                                 18,627  16.11    300,017    1.62%     0.75%      2.70%
   Platinum Investor VIP                                         52,593  11.66    613,016    1.50%     0.70%      2.75%
   Platinum Investor VIP (with GMWB rider)                          996  11.51     11,470    1.50%     1.45%      1.98%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                13,683  14.98    205,022    2.15%     0.75%     14.59%
   Corporate America (reduced surrender charge)                     144  10.79      1,552    0.00%     0.65%      4.09%
   Platinum Investor I & II                                      89,086  18.75  1,670,529    2.04%     0.75%     14.59%
   Platinum Investor III                                        215,577  18.81  4,054,610    2.93%     0.70%     14.65%
   Platinum Investor IV                                          33,002  15.01    495,491    1.91%     0.70%     14.65%
   Platinum Investor FlexDirector                                 4,150  16.80     69,706    2.08%     0.70%     14.65%
   Platinum Investor PLUS                                        29,765  18.18    541,271    1.96%     0.70%     14.65%
   Platinum Investor Survivor                                    12,232  19.15    234,245    2.04%     0.40%     14.99%
   Platinum Investor Survivor II                                 75,982  18.75  1,424,815    1.95%     0.75%     14.59%
   Platinum Investor VIP                                         31,894  13.28    423,556    2.07%     0.70%     14.65%
   Platinum Investor VIP (with GMWB rider)                            6  13.11         73    2.07%     1.45%     13.79%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                       4,551  11.14     50,688    0.19%     0.75%      9.30%
   Platinum Investor III                                          9,555  11.18    106,799    0.18%     0.70%      9.36%
   Platinum Investor PLUS                                           109  13.66      1,485    0.19%     0.70%      9.36%
   Platinum Investor Survivor                                   591,381  11.42  6,752,018    0.19%     0.40%      9.69%
   Platinum Investor Survivor II                                 41,575  11.83    491,993    0.19%     0.75%      9.30%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                  13,405  28.36    380,153    0.50%     0.65%     27.18%
   Platinum Investor I & II                                     200,178  19.11  3,824,925    0.49%     0.75%     27.06%
   Platinum Investor III                                        443,819  19.01  8,435,192    0.44%     0.70%     27.12%
   Platinum Investor IV                                          31,963  23.89    763,661    0.45%     0.70%     27.12%
   Platinum Investor FlexDirector                                 9,033  26.37    238,189    0.42%     0.70%     27.12%
   Platinum Investor PLUS                                        26,013  30.46    792,296    0.31%     0.70%     27.12%
   Platinum Investor Survivor                                    62,136  19.59  1,217,418    0.46%     0.40%     27.50%
   Platinum Investor Survivor II                                 51,246  30.04  1,539,391    0.43%     0.75%     27.06%
   Platinum Investor VIP                                         55,073  16.54    910,686    0.53%     0.70%     27.12%
   Platinum Investor VIP (with GMWB rider)                        1,298  16.33     21,193    0.53%     1.45%     26.17%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                   4,694  17.49     82,112    0.09%     0.65%     20.95%
   Platinum Investor I & II                                      67,420   8.02    540,891    0.08%     0.75%     20.83%
   Platinum Investor III                                        390,276   7.84  3,059,324    0.07%     0.70%     20.89%
   Platinum Investor IV                                           7,059  15.21    107,372    0.08%     0.70%     20.89%
   Platinum Investor FlexDirector                                    22  17.22        373    0.05%     0.70%      5.84%
   Platinum Investor PLUS                                        12,853  20.48    263,270    0.07%     0.70%     20.89%
   Platinum Investor Survivor                                     6,422   8.23     52,827    0.06%     0.40%     21.25%
   Platinum Investor Survivor II                                 11,301  18.26    206,323    0.10%     0.75%     20.83%
   Platinum Investor VIP                                          8,323  12.86    107,070    0.09%     0.70%     20.89%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                                 --   8.90         --    0.56%     0.35%      8.98%
   Corporate America (reduced surrender charge)                   6,855  14.72    100,889    0.56%     0.65%      8.65%
   Platinum Investor I & II                                     150,920   8.65  1,305,080    0.75%     0.75%      8.54%

                                   VL-R - 89

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Janus Aspen Worldwide Growth Portfolio - Service Shares -
  Continued
   Platinum Investor III                                   373,611 $ 8.59 $3,208,086    0.59%     0.70%      8.60%
   Platinum Investor IV                                      9,017  13.40    120,874    0.60%     0.70%      8.60%
   Platinum Investor PLUS                                   16,839  13.71    230,905    0.59%     0.70%      8.60%
   Platinum Investor Survivor                               21,277   8.87    188,668    0.59%     0.40%      8.92%
   Platinum Investor Survivor II                            25,401  13.11    333,076    0.59%     0.75%      8.54%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                  5,435  18.99    103,237    0.91%     0.75%      1.68%
   Platinum Investor III                                   142,248  19.04  2,708,302    0.91%     0.70%      1.73%
   Platinum Investor IV                                     15,300  12.62    193,061    0.90%     0.70%      1.73%
   Platinum Investor PLUS                                    6,033  19.04    114,861    0.90%     0.70%      1.73%
   Platinum Investor Survivor                                9,423  19.31    181,932    0.88%     0.40%      2.04%
   Platinum Investor Survivor II                             2,788  18.99     52,957    0.93%     0.75%      1.68%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                 50,764  12.52    635,424    0.01%     0.75%     -6.38%
   Platinum Investor III                                   115,359  12.34  1,423,107    0.01%     0.70%     -6.33%
   Platinum Investor IV                                     15,507  11.21    173,814    0.01%     0.70%     -6.33%
   Platinum Investor FlexDirector                              355  13.31      4,723    0.01%     0.70%     -6.33%
   Platinum Investor PLUS                                   10,736  15.36    164,897    0.01%     0.70%     -6.33%
   Platinum Investor Survivor                                3,693  12.84     47,394    0.01%     0.40%     -6.05%
   Platinum Investor Survivor II                             5,434  16.09     87,411    0.01%     0.75%     -6.38%
   Platinum Investor VIP                                    40,732   9.74    396,585    0.01%     0.70%     -6.33%
MFS VIT Core Equity Series - Initial Class*
   Corporate America (reduced surrender charge)              2,805  13.94     39,090    0.40%     0.65%     10.43%
   Platinum Investor I & II                                 71,913   8.39    603,541    0.35%     0.75%     10.31%
   Platinum Investor III                                   378,792   8.48  3,213,116    0.35%     0.70%     10.37%
   Platinum Investor IV                                      6,467  12.91     83,495    0.34%     0.70%     10.37%
   Platinum Investor FlexDirector                              364  13.32      4,853    0.33%     0.70%     10.37%
   Platinum Investor PLUS                                   44,024  14.29    628,999    0.34%     0.70%     10.37%
   Platinum Investor Survivor                               21,808   8.61    187,676    0.36%     0.40%     10.70%
   Platinum Investor Survivor II                             4,524  13.00     58,799    0.35%     0.75%     10.31%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                            7,058  14.97    105,649    0.00%     0.75%     20.26%
   Corporate America (reduced surrender charge)              6,854  15.93    109,174    0.00%     0.65%     20.38%
   Platinum Investor I & II                                511,463  14.57  7,453,956    0.00%     0.75%     20.26%
   Platinum Investor III                                   607,224   7.73  4,692,734    0.00%     0.70%     20.32%
   Platinum Investor IV                                      7,106  14.36    102,031    0.00%     0.70%     20.32%
   Platinum Investor FlexDirector                              415  14.71      6,112    0.00%     0.70%     20.32%
   Platinum Investor PLUS                                   41,122  16.27    669,199    0.00%     0.70%     20.32%
   Platinum Investor Survivor                               94,223   6.97    656,936    0.00%     0.40%     20.69%
   Platinum Investor Survivor II                             4,133  13.98     57,767    0.00%     0.75%     20.26%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                           18,848   9.35    176,183    0.00%     0.75%      1.75%
   Corporate America                                            --  10.30         --    0.00%     0.35%      2.16%
   Corporate America (reduced surrender charge)              2,331  13.73     32,012    0.00%     0.65%      1.85%
   Platinum Investor I & II                                 43,290  10.01    433,461    0.00%     0.75%      1.75%
   Platinum Investor III                                   284,942   9.82  2,798,992    0.00%     0.70%      1.80%
   Platinum Investor IV                                      8,169  12.32    100,641    0.00%     0.70%      1.80%
   Platinum Investor FlexDirector                              392  11.91      4,663    0.00%     0.70%      1.80%
   Platinum Investor PLUS                                   19,774  13.35    263,881    0.00%     0.70%      1.80%
   Platinum Investor Survivor                               10,117  10.27    103,877    0.00%     0.40%      2.11%

                                   VL-R - 90

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor Survivor II                              8,290 $12.84 $  106,443    0.00%     0.75%      1.75%
   Platinum Investor VIP                                      7,483  10.72     80,244    0.00%     0.70%      1.80%
   Platinum Investor VIP (with GMWB rider)                      265  10.59      2,807    0.00%     1.45%      1.03%
MFS VIT Research Series - Initial Class
   Corporate America (reduced surrender charge)                 633  14.88      9,414    0.00%     0.65%      3.83%
   Platinum Investor I & II                                  37,258   9.88    368,165    0.73%     0.75%     12.35%
   Platinum Investor III                                    171,807   9.86  1,693,676    0.70%     0.70%     12.41%
   Platinum Investor IV                                       5,462  13.16     71,891    0.82%     0.70%     12.41%
   Platinum Investor FlexDirector                               223  14.21      3,169    0.64%     0.70%     12.41%
   Platinum Investor PLUS                                    11,553  15.58    180,012    0.67%     0.70%     12.41%
   Platinum Investor Survivor                                10,319  10.13    104,552    0.72%     0.40%     12.75%
   Platinum Investor Survivor II                             11,502  14.49    166,693    0.65%     0.75%     12.35%
   Platinum Investor VIP                                      6,008  12.11     72,756    0.57%     0.70%     12.41%
   Platinum Investor VIP (with GMWB rider)                        3  11.96         39    0.57%     1.45%     11.57%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           100,334   7.30    732,616    2.62%     0.75%      3.43%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)               5,415  17.79     96,346    0.00%     0.65%     21.73%
   Platinum Investor I & II                                  96,175   9.99    960,974    0.00%     0.75%     21.61%
   Platinum Investor III                                    492,111   9.84  4,842,116    0.00%     0.70%     21.67%
   Platinum Investor IV                                      14,141  15.66    221,400    0.00%     0.70%     21.67%
   Platinum Investor FlexDirector                               977  17.31     16,917    0.00%     0.70%     21.67%
   Platinum Investor PLUS                                    40,777  18.35    748,099    0.00%     0.70%     21.67%
   Platinum Investor Survivor                                42,705  10.25    437,551    0.00%     0.40%     22.04%
   Platinum Investor Survivor II                             29,389  16.81    494,090    0.00%     0.75%     21.61%
   Platinum Investor VIP                                     13,581  12.96    175,985    0.00%     0.70%     21.67%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                             6,808  16.06    109,318    0.62%     0.75%      8.51%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  10,214  15.20    155,301    2.14%     0.75%      3.01%
   Platinum Investor III                                     48,273  15.24    735,704    2.60%     0.70%      3.06%
   Platinum Investor IV                                      35,605  11.64    414,597    2.36%     0.70%      3.06%
   Platinum Investor FlexDirector                             2,037  12.42     25,308    2.38%     0.70%      3.06%
   Platinum Investor PLUS                                     4,699  15.24     71,615    2.50%     0.70%      3.06%
   Platinum Investor Survivor                                   443  15.46      6,841    2.19%     0.40%      3.37%
   Platinum Investor Survivor II                              4,799  15.20     72,964    2.31%     0.75%      3.01%
   Platinum Investor VIP                                     22,562  11.20    252,761    1.68%     0.70%      3.06%
   Platinum Investor VIP (with GMWB rider)                       45  11.06        501    1.68%     1.45%      1.79%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                      89   9.46        841    0.00%     0.20%     -2.04%
   Corporate America (reduced surrender charge)              13,420  16.41    220,221    0.95%     0.65%      5.63%
   Platinum Investor I & II                                  71,598  23.52  1,683,944    0.54%     0.75%      5.52%
   Platinum Investor III                                    114,220  23.57  2,692,655    1.27%     0.70%      5.57%
   Platinum Investor IV                                      36,036  14.31    515,823    1.24%     0.70%      5.57%
   Platinum Investor FlexDirector                               331  15.65      5,186    1.70%     0.70%      5.57%
   Platinum Investor PLUS                                    14,720  23.57    347,017    1.25%     0.70%      5.57%
   Platinum Investor Survivor                                 6,856  23.91    163,893    1.43%     0.40%      5.89%
   Platinum Investor Survivor II                              9,255  23.52    217,675    0.92%     0.75%      5.52%
   Platinum Investor VIP                                     45,884  11.77    540,205    0.85%     0.70%      5.57%
   Platinum Investor VIP (with GMWB rider)                      131  11.63      1,529    0.85%     1.45%      4.78%

                                   VL-R - 91

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                      Investment
                                                                   Unit                 Income    Expense    Total
Divisions                                                  Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                            7,522 $13.68 $   102,935    7.41%     0.75%     -0.85%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   Corporate America (reduced surrender charge)                 34  11.87         404    4.01%     0.65%      8.25%
   Platinum Investor I & II                                    699  11.69       8,171    0.24%     0.75%     22.32%
   Platinum Investor III                                   129,801  11.70   1,518,659    3.97%     0.70%     22.38%
   Platinum Investor IV                                        416  11.70       4,869    4.92%     0.70%     22.38%
   Platinum Investor PLUS                                      172  11.70       2,014    5.38%     0.70%     22.38%
   Platinum Investor Survivor II                             9,166  11.69     107,154    5.73%     0.75%     22.32%
   Platinum Investor VIP                                     8,397  12.43     104,357    5.20%     0.70%     22.38%
   Platinum Investor VIP (with GMWB rider)                       2  12.27          30    5.20%     1.45%     21.46%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           33,959  15.57     528,869    4.92%     0.75%      9.80%
   Corporate America                                            --  17.46          --    4.68%     0.35%     10.25%
   Corporate America (reduced surrender charge)             46,629  11.50     536,315    4.68%     0.65%      9.91%
   Platinum Investor I & II                                109,889  16.96   1,864,237    4.90%     0.75%      9.80%
   Platinum Investor III                                   450,897  17.06   7,692,595    4.61%     0.70%      9.86%
   Platinum Investor IV                                     66,307  11.02     730,819    4.97%     0.70%      9.86%
   Platinum Investor FlexDirector                            1,483  11.56      17,141    5.31%     0.70%      9.86%
   Platinum Investor PLUS                                   38,468  14.40     554,072    4.66%     0.70%      9.86%
   Platinum Investor Survivor                               50,691  17.40     881,778    4.58%     0.40%     10.19%
   Platinum Investor Survivor II                            38,743  14.57     564,617    4.86%     0.75%      9.80%
   Platinum Investor VIP                                    52,296  10.99     574,757    5.47%     0.70%      9.86%
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage VUL                                     31  10.06         309    0.39%     0.20%      0.21%
   Corporate America                                            --  12.49          --    4.55%     0.35%      4.12%
   Corporate America (reduced surrender charge)              5,051  10.99      55,508    4.55%     0.65%      3.81%
   Platinum Investor I & II                                 92,757  12.14   1,125,756    4.82%     0.75%      3.70%
   Platinum Investor III                                   207,425  12.17   2,524,318    4.72%     0.70%      3.76%
   Platinum Investor IV                                     29,129  10.92     318,095    4.70%     0.70%      3.76%
   Platinum Investor FlexDirector                            8,462  10.98      92,946    4.83%     0.70%      3.76%
   Platinum Investor PLUS                                   33,206  11.33     376,133    4.68%     0.70%      3.76%
   Platinum Investor Survivor                               38,902  12.44     484,124    4.68%     0.40%      4.07%
   Platinum Investor Survivor II                            38,086  11.41     434,687    4.73%     0.75%      3.70%
   Platinum Investor VIP                                    21,757  10.71     232,957    5.11%     0.70%      3.76%
   Platinum Investor VIP (with GMWB rider)                       3  10.57          32    5.11%     1.45%      2.98%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           29,696  14.06     417,429    4.71%     0.75%      7.92%
   AIG Income Advantage VUL                                     46  10.22         465    0.46%     0.20%      0.82%
   Corporate America (reduced surrender charge)             44,862  11.44     513,184    5.16%     0.65%      8.03%
   Platinum Investor I & II                                307,237  14.73   4,525,785    4.79%     0.75%      7.92%
   Platinum Investor III                                 1,041,060  14.83  15,441,282    4.72%     0.70%      7.98%
   Platinum Investor IV                                     90,318  11.27   1,017,574    4.98%     0.70%      7.98%
   Platinum Investor FlexDirector                           13,483  11.60     156,402    5.01%     0.70%      7.98%
   Platinum Investor PLUS                                   74,487  12.93     963,041    4.70%     0.70%      7.98%
   Platinum Investor Survivor                               89,942  15.10   1,358,533    5.02%     0.40%      8.30%
   Platinum Investor Survivor II                            87,906  13.03   1,145,385    4.76%     0.75%      7.92%
   Platinum Investor VIP                                    69,126  11.11     768,137    5.33%     0.70%      7.98%
   Platinum Investor VIP (with GMWB rider)                     387  10.97       4,249    5.33%     1.45%      7.17%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                193,745  12.99   2,516,834    1.27%     0.75%      4.20%

                                   VL-R - 92

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Pioneer Fund VCT Portfolio - Class I - Continued
   Platinum Investor III                                    46,678 $13.01 $  607,301    1.32%     0.70%      4.25%
   Platinum Investor PLUS                                    1,405  13.01     18,276    1.34%     0.70%      4.25%
   Platinum Investor Survivor                                9,114  13.13    119,664    1.27%     0.40%      4.57%
   Platinum Investor Survivor II                               573  12.99      7,449    1.27%     0.75%      4.20%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                         3,234  11.02     35,646    0.00%     0.35%     -4.20%
   Platinum Investor I & II                                236,589  10.89  2,575,907    0.00%     0.75%     -4.58%
   Platinum Investor III                                   125,521  10.90  1,368,725    0.00%     0.70%     -4.53%
   Platinum Investor PLUS                                    5,929  10.90     64,648    0.00%     0.70%     -4.53%
   Platinum Investor Survivor                                8,460  11.00     93,100    0.00%     0.40%     -4.24%
   Platinum Investor Survivor II                            20,260  10.89    220,583    0.00%     0.75%     -4.58%
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                    900  11.11      9,994    1.20%     0.75%      4.79%
   Platinum Investor III                                     5,533  11.12     61,515    0.94%     0.70%      4.84%
   Platinum Investor IV                                        217  11.12      2,414    1.69%     0.70%      4.84%
   Platinum Investor FlexDirector                              882  11.12      9,802    1.35%     0.70%      4.02%
   Platinum Investor PLUS                                    1,150  11.12     12,787    0.36%     0.70%      4.84%
   Platinum Investor Survivor II                             1,491  11.11     16,561    0.16%     0.75%      4.79%
   Platinum Investor VIP                                     9,757  11.35    110,769    0.96%     0.70%      4.84%
   Platinum Investor VIP (with GMWB rider)                     724  11.21      8,115    0.96%     1.45%     -4.07%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           12,505  15.30    191,290    5.01%     0.75%      3.35%
   Corporate America                                       217,486  15.81  3,438,986    6.57%     0.35%      3.77%
   Corporate America (reduced surrender charge)             16,732  11.61    194,236    6.57%     0.65%      3.45%
   Platinum Investor I & II                                113,910  14.77  1,683,001    4.46%     0.75%      3.35%
   Platinum Investor III                                   104,676  15.85  1,659,386    4.78%     0.70%      3.40%
   Platinum Investor IV                                     11,276  11.03    124,426    4.50%     0.70%      3.40%
   Platinum Investor FlexDirector                              136  11.87      1,610    4.53%     0.70%      3.40%
   Platinum Investor PLUS                                   10,100  14.69    148,386    4.75%     0.70%      3.40%
   Platinum Investor Survivor                                1,491  15.77     23,517    0.70%     0.40%      3.71%
   Platinum Investor Survivor II                             3,209  15.07     48,371    4.94%     0.75%      3.35%
   Platinum Investor VIP                                    19,639  10.84    212,867    2.85%     0.70%      3.40%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                       263,597  12.76  3,363,442    1.80%     0.35%     -6.37%
   Corporate America (reduced surrender charge)             22,453  12.10    271,654    1.80%     0.65%     -6.65%
   Platinum Investor I & II                                321,514  13.06  4,199,662    1.36%     0.75%     -6.74%
   Platinum Investor III                                   546,275  11.81  6,454,167    1.35%     0.70%     -6.70%
   Platinum Investor IV                                     32,602  11.16    363,757    1.38%     0.70%     -6.70%
   Platinum Investor FlexDirector                           11,246  11.84    133,172    1.32%     0.70%     -6.70%
   Platinum Investor PLUS                                   37,347  13.22    493,844    1.34%     0.70%     -6.70%
   Platinum Investor Survivor                               29,622  12.73    376,971    1.34%     0.40%     -6.42%
   Platinum Investor Survivor II                             8,342  12.95    108,052    1.40%     0.75%     -6.74%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)              8,913  17.53    156,236    1.12%     0.65%      6.31%
   Platinum Investor I & II                                194,943  19.56  3,812,188    1.83%     0.75%      6.20%
   Platinum Investor III                                   228,493  17.34  3,961,396    1.78%     0.70%      6.26%
   Platinum Investor IV                                     28,356  15.19    430,740    1.70%     0.70%      6.26%
   Platinum Investor FlexDirector                              430  17.20      7,399    2.11%     0.70%      6.26%
   Platinum Investor PLUS                                   15,641  20.37    318,676    1.74%     0.70%      6.26%
   Platinum Investor Survivor                               22,301  17.00    379,047    2.09%     0.40%      6.58%

                                   VL-R - 93

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                       Investment
                                                                     Unit                Income    Expense    Total
Divisions                                                     Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ ------- ------ ---------- ---------- --------- ----------
Putnam VT International Growth and Income Fund - Class IB -
  Continued
   Platinum Investor Survivor II                              20,213 $22.11 $  446,853    1.23%     0.75%       6.20%
   Platinum Investor VIP                                      36,023  12.71    458,021    1.21%     0.70%       6.26%
   Platinum Investor VIP (with GMWB rider)                        89  12.56      1,115    1.21%     1.45%      -4.98%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                             15,778  21.22    334,860    0.61%     0.75%     -13.37%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                             26,952   6.68    180,001    0.00%     0.75%       3.03%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                             59,173   6.62    391,551    0.00%     0.75%       4.73%
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                    7,722  13.87    107,133    1.26%     0.75%      -1.24%
   Platinum Investor III                                      44,727  13.91    622,252    0.63%     0.70%      -1.19%
   Platinum Investor IV                                        6,702  11.81     79,125    0.71%     0.70%      -1.19%
   Platinum Investor FlexDirector                                 23  13.44        308    0.71%     0.70%     -13.01%
   Platinum Investor PLUS                                      9,231  14.77    136,384    0.60%     0.70%      -1.19%
   Platinum Investor Survivor                                    629  14.15      8,900    0.61%     0.40%      -0.89%
   Platinum Investor Survivor II                               7,244  13.87    100,491    1.09%     0.75%      -1.24%
   Platinum Investor VIP                                       5,684  10.55     59,954    0.74%     0.70%      -1.19%
SunAmerica Balanced Portfolio - Class 1*
   Platinum Investor I & II                                      664  12.48      8,291    2.81%     0.75%       4.61%
   Platinum Investor III                                      72,535  12.51    907,695    2.96%     0.70%       4.66%
   Platinum Investor IV                                        8,817  11.66    102,792    3.37%     0.70%       4.66%
   Platinum Investor FlexDirector                                  1  12.04         18    0.00%     0.70%       0.66%
   Platinum Investor PLUS                                     21,028  12.91    271,450    3.03%     0.70%       4.66%
   Platinum Investor Survivor                                    413  12.73      5,261    0.00%     0.40%       1.22%
   Platinum Investor Survivor II                               3,486  12.48     43,497    3.12%     0.75%       4.61%
   Platinum Investor VIP                                       7,715  11.34     87,510    3.68%     0.70%       4.66%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                  211,974  14.74  3,124,556    0.00%     0.75%      20.99%
   Platinum Investor III                                      89,672   9.91    888,668    0.00%     0.70%      21.05%
   Platinum Investor IV                                        3,541  14.86     52,606    0.00%     0.70%      21.05%
   Platinum Investor PLUS                                      5,592  15.78     88,254    0.00%     0.70%      21.05%
   Platinum Investor Survivor                                 22,539   9.54    214,950    0.00%     0.40%      21.42%
   Platinum Investor Survivor II                                 403  13.91      5,607    0.00%     0.75%      20.99%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                   70,171  12.43    872,461    8.39%     0.75%       3.23%
   Platinum Investor III                                      26,024  12.91    336,036    8.30%     0.70%       3.28%
   Platinum Investor IV                                        1,909  11.13     21,246    8.63%     0.70%       3.28%
   Platinum Investor FlexDirector                              2,720  12.07     32,821    9.06%     0.70%       3.28%
   Platinum Investor PLUS                                      2,979  14.42     42,960    7.93%     0.70%       3.28%
   Platinum Investor Survivor                                    593  12.22      7,247   10.39%     0.40%       3.59%
   Platinum Investor Survivor II                              43,381  14.05    609,630    2.87%     0.75%       3.23%
VALIC Company I International Equities Fund
   AG Legacy Plus                                              7,864  12.57     98,888    2.25%     0.75%       7.95%
   Corporate America (reduced surrender charge)                1,312  10.11     13,262    4.69%     0.65%      -1.91%
   Platinum Investor I & II                                  103,653  16.13  1,671,981    2.99%     0.75%       7.95%
   Platinum Investor III                                      89,728  13.97  1,253,571    2.46%     0.70%       8.00%
   Platinum Investor IV                                        6,408  15.27     97,841    2.88%     0.70%       8.00%
   Platinum Investor FlexDirector                                686  17.17     11,777    2.43%     0.70%       8.00%
   Platinum Investor PLUS                                     11,844  18.29    216,654    2.40%     0.70%       8.00%

                                   VL-R - 94

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                      Investment
                                                                   Unit                 Income    Expense    Total
Divisions                                                  Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
VALIC Company I International Equities Fund - Continued
   Platinum Investor Survivor                               13,213 $12.49 $   165,028    2.33%     0.40%      8.33%
   Platinum Investor Survivor II                             4,450  18.99      84,502    3.30%     0.75%      7.95%
   Platinum Investor VIP                                    17,115  12.67     216,774    3.34%     0.70%      8.00%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                           18,208  16.71     304,244    1.17%     0.75%      6.83%
   Corporate America                                         5,365  18.37      98,541    1.35%     0.35%      7.26%
   Corporate America (reduced surrender charge)              7,470  14.67     109,595    1.35%     0.65%      6.94%
   Platinum Investor I & II                                292,897  24.78   7,256,677    1.11%     0.75%      6.83%
   Platinum Investor III                                   411,936  16.30   6,714,245    1.22%     0.70%      6.89%
   Platinum Investor IV                                     29,548  13.02     384,627    1.32%     0.70%      6.89%
   Platinum Investor FlexDirector                              829  14.13      11,707    1.59%     0.70%      6.89%
   Platinum Investor PLUS                                   44,778  16.78     751,432    1.22%     0.70%      6.89%
   Platinum Investor Survivor                               56,053  18.32   1,026,867    1.17%     0.40%      7.21%
   Platinum Investor Survivor II                            36,499  18.28     667,130    1.24%     0.75%      6.83%
   Platinum Investor VIP                                    57,710  11.07     639,016    1.91%     0.70%      6.89%
   Platinum Investor VIP (with GMWB rider)                     134  10.93       1,465    1.91%     1.45%      6.08%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                            7,837  11.57      90,687    5.19%     0.75%      3.91%
   AIG Income Advantage VUL                                  1,278  10.07      12,867    0.14%     0.20%      0.28%
   Corporate America (reduced surrender charge)            149,066  11.06   1,648,073    2.97%     0.65%      4.02%
   Platinum Investor I & II                                591,218  12.75   7,539,992    4.64%     0.75%      3.91%
   Platinum Investor III                                 1,305,909  11.50  15,019,917    4.82%     0.70%      3.97%
   Platinum Investor IV                                     28,158  11.01     309,891    4.57%     0.70%      3.97%
   Platinum Investor FlexDirector                            3,612  11.03      39,859    3.09%     0.70%      3.97%
   Platinum Investor PLUS                                   33,337  11.05     368,392    4.84%     0.70%      3.97%
   Platinum Investor Survivor                              220,703  12.15   2,680,635    4.41%     0.40%      4.28%
   Platinum Investor Survivor II                           223,749  11.06   2,474,403    4.66%     0.75%      3.91%
   Platinum Investor VIP                                    87,790  10.75     943,746    8.23%     0.70%      3.97%
   Platinum Investor VIP (with GMWB rider)                   1,178  10.62      12,507    8.23%     1.45%      3.19%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                                 92,509   6.07     561,641    0.05%     0.75%     17.71%
   Platinum Investor III                                   403,136   5.98   2,408,793    0.07%     0.70%     17.77%
   Platinum Investor IV                                      4,559  13.26      60,440    0.08%     0.70%     17.77%
   Platinum Investor FlexDirector                              348  13.52       4,700    0.08%     0.70%     17.77%
   Platinum Investor PLUS                                   17,520  17.13     300,144    0.08%     0.70%     17.77%
   Platinum Investor Survivor                                9,063   6.23      56,424    0.08%     0.40%     18.13%
   Platinum Investor Survivor II                            13,451  12.87     173,076    0.03%     0.75%     17.71%
   Platinum Investor VIP                                     3,859  12.27      47,357    0.10%     0.70%     17.77%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                                 57,471   4.97     285,654    0.00%     0.75%     16.81%
   Platinum Investor III                                   213,764   4.94   1,055,313    0.00%     0.70%     16.87%
   Platinum Investor IV                                      3,918  13.05      51,126    0.00%     0.70%     16.87%
   Platinum Investor FlexDirector                              400  12.55       5,018    0.00%     0.70%     16.87%
   Platinum Investor PLUS                                    4,556  15.30      69,713    0.00%     0.70%     16.87%
   Platinum Investor Survivor                               11,210   5.10      57,132    0.00%     0.40%     17.22%
   Platinum Investor Survivor II                             3,118  11.47      35,753    0.00%     0.75%     16.81%
   Platinum Investor VIP                                     2,286  12.00      27,431    0.00%     0.70%     16.87%
VALIC Company I Small Cap Index Fund
   Corporate America (reduced surrender charge)             10,060  13.52     136,060    1.79%     0.65%     -2.53%
   Platinum Investor I & II                                 88,192  15.63   1,378,622    0.92%     0.75%     -2.63%

                                   VL-R - 95

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                   Investment
                                                                Unit                 Income    Expense    Total
Divisions                                               Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor III                                220,853 $15.41 $ 3,404,261    1.12%     0.70%      -2.58%
   Platinum Investor IV                                  26,540  12.14     322,177    1.24%     0.70%      -2.58%
   Platinum Investor FlexDirector                         1,371  12.97      17,780    1.25%     0.70%      -2.58%
   Platinum Investor PLUS                                29,778  16.30     485,469    1.12%     0.70%      -2.58%
   Platinum Investor Survivor                            12,152  16.03     194,790    1.12%     0.40%      -2.28%
   Platinum Investor Survivor II                         17,526  17.51     306,851    1.48%     0.75%      -2.63%
   Platinum Investor VIP                                 51,934  10.50     545,562    1.78%     0.70%      -2.58%
   Platinum Investor VIP (with GMWB rider)                   --  10.37          --    1.78%     1.45%      -3.31%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                        70,937  10.35     734,374    1.56%     0.75%       4.34%
   Corporate America                                      6,420  10.50      67,380    2.00%     0.35%       4.76%
   Corporate America (reduced surrender charge)          18,327  13.47     246,812    2.00%     0.65%       4.44%
   Platinum Investor I & II                             844,654  14.18  11,981,120    1.40%     0.75%       4.34%
   Platinum Investor III                              1,209,707  10.75  13,005,345    1.54%     0.70%       4.39%
   Platinum Investor IV                                  63,300  12.47     789,398    1.89%     0.70%       4.39%
   Platinum Investor FlexDirector                        10,682  13.10     139,935    1.65%     0.70%       4.39%
   Platinum Investor PLUS                               106,655  14.73   1,571,272    1.59%     0.70%       4.39%
   Platinum Investor Survivor                           252,214  10.47   2,640,037    1.59%     0.40%       4.70%
   Platinum Investor Survivor II                         85,379  13.69   1,169,033    2.06%     0.75%       4.34%
   Platinum Investor VIP                                 67,817  11.58     785,351    2.89%     0.70%       4.39%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                         8,809  14.48     127,597    4.68%     0.75%       6.53%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             170,521  15.34   2,615,045    1.71%     0.75%       2.03%
   Platinum Investor III                                469,538  15.38   7,221,097    1.73%     0.70%       2.08%
   Platinum Investor IV                                  46,712  12.80     597,948    1.55%     0.70%       2.08%
   Platinum Investor FlexDirector                         1,118  13.93      15,572    1.52%     0.70%       2.08%
   Platinum Investor PLUS                                24,329  15.67     381,229    1.64%     0.70%       2.08%
   Platinum Investor Survivor                            28,761  15.64     449,908    1.79%     0.40%       2.39%
   Platinum Investor Survivor II                         56,723  15.34     869,882    1.16%     0.75%       2.03%
   Platinum Investor VIP                                 32,110  11.49     369,011    0.91%     0.70%       2.08%
   Platinum Investor VIP (with GMWB rider)                   29  11.35         333    0.91%     1.45%      -0.27%
Van Kampen LIT Strategic Growth Portfolio - Class I
   AG Legacy Plus                                         8,602   6.03      51,876    0.04%     0.75%      16.08%
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage VUL                                  12   9.84         116    0.00%     0.20%      -0.13%
   Corporate America (reduced surrender charge)          10,572  11.47     121,282    5.39%     0.65%       1.29%
   Platinum Investor I & II                              53,282  14.15     754,010    7.13%     0.75%       1.19%
   Platinum Investor III                                211,023  14.28   3,013,960    6.79%     0.70%       1.24%
   Platinum Investor IV                                  31,127  11.03     343,352    6.64%     0.70%       1.24%
   Platinum Investor FlexDirector                           325  11.84       3,850    5.27%     0.70%       1.24%
   Platinum Investor PLUS                                29,250  13.73     401,737    6.82%     0.70%       1.24%
   Platinum Investor Survivor                            29,874  14.51     433,487    6.52%     0.40%       1.54%
   Platinum Investor Survivor II                         44,901  14.03     630,069    2.18%     0.75%       1.19%
   Platinum Investor VIP                                 21,556  10.73     231,383    3.90%     0.70%       1.24%
   Platinum Investor VIP (with GMWB rider)                    1  10.60          16    3.90%     1.45%       0.48%
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage VUL                                  30   8.83         262    0.00%     0.20%      -4.12%
   Corporate America                                         --  27.53          --    1.79%     0.35%     -16.89%
   Corporate America (reduced surrender charge)          11,319  14.29     161,744    1.79%     0.65%     -17.14%

                                   VL-R - 96

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                         Investment
                                                       Unit                Income    Expense    Total
Divisions                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Vanguard VIF REIT Index Portfolio - Continued
   Platinum Investor I & II                     85,562 $26.75 $2,288,751    2.14%     0.75%     -17.23%
   Platinum Investor III                       326,978  26.80  8,762,819    1.94%     0.70%     -17.19%
   Platinum Investor IV                         62,314  12.82    798,802    1.97%     0.70%     -17.19%
   Platinum Investor FlexDirector                5,893  14.91     87,888    1.98%     0.70%     -17.19%
   Platinum Investor PLUS                       44,064  20.16    888,348    1.78%     0.70%     -17.19%
   Platinum Investor Survivor                   21,332  27.43    585,114    1.93%     0.40%     -16.94%
   Platinum Investor Survivor II                27,173  23.31    633,380    2.07%     0.75%     -17.23%
   Platinum Investor VIP                        66,311  10.06    667,413    1.51%     0.70%     -17.19%
   Platinum Investor VIP (with GMWB rider)         618   9.94      6,140    1.51%     1.45%     -17.81%

                                   VL-R - 97

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                          3,758 $10.89 $   40,922    0.88%     0.35%      8.90%
   Corporate America (reduced surrender charge)               2,285  10.87     24,835    0.88%     0.65%      8.69%
   Platinum Investor I & II                                 735,908  10.86  7,992,901    1.07%     0.75%      8.61%
   Platinum Investor III                                    375,267  10.86  4,077,242    1.07%     0.70%      8.65%
   Platinum Investor IV                                      12,433  10.86    135,088    1.06%     0.70%      8.65%
   Platinum Investor FlexDirector                               424  10.86      4,603    1.07%     0.70%      8.65%
   Platinum Investor PLUS                                    23,459  10.86    254,879    1.06%     0.70%      8.65%
   Platinum Investor Survivor                                64,839  10.89    705,893    1.06%     0.40%      8.87%
   Platinum Investor Survivor II                              9,760  10.86    106,001    1.07%     0.75%      8.61%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            25,612  11.98    306,732    0.93%     0.75%     27.28%
   Corporate America                                          4,241  11.69     49,559    1.26%     0.35%     27.79%
   Corporate America (reduced surrender charge)               7,127  17.41    124,105    1.26%     0.65%     27.41%
   Platinum Investor I & II                                 292,495  16.57  4,847,867    1.14%     0.75%     27.28%
   Platinum Investor III                                    340,444  13.93  4,743,020    1.18%     0.70%     27.34%
   Platinum Investor IV                                      30,344  14.81    449,267    1.40%     0.70%     27.34%
   Platinum Investor FlexDirector                               812  17.09     13,875    1.70%     0.70%     27.34%
   Platinum Investor PLUS                                    17,467  19.27    336,677    1.09%     0.70%     27.34%
   Platinum Investor Survivor                                59,983  11.66    699,501    1.12%     0.40%     27.72%
   Platinum Investor Survivor II                              6,039  20.17    121,810    1.13%     0.75%     27.28%
   Platinum Investor VIP                                     17,529  11.93    209,100    1.12%     0.70%     19.29%
   Platinum Investor VIP (with GMWB rider)                      256  11.87      3,033    1.12%     1.45%     18.70%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                             --     --         --    2.82%     0.35%      5.45%
   Platinum Investor I & II                                      --     --         --    2.09%     0.75%      5.31%
   Platinum Investor III                                         --     --         --    2.12%     0.70%      5.33%
   Platinum Investor IV                                          --     --         --    3.12%     0.70%      5.33%
   Platinum Investor FlexDirector                                --     --         --    2.17%     0.70%      5.33%
   Platinum Investor PLUS                                        --     --         --    2.18%     0.70%      5.33%
   Platinum Investor Survivor                                    --     --         --    2.13%     0.40%      5.44%
   Platinum Investor Survivor II                                 --     --         --    2.26%     0.75%      5.31%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                  11,906  17.40    207,102    0.00%     0.75%     18.38%
   Platinum Investor III                                     88,630  17.43  1,544,555    0.00%     0.70%     18.43%
   Platinum Investor IV                                      13,804  13.72    189,390    0.00%     0.70%     18.43%
   Platinum Investor FlexDirector                                47  13.73        649    0.00%     0.70%     18.43%
   Platinum Investor PLUS                                    13,020  17.43    226,897    0.00%     0.70%     18.43%
   Platinum Investor Survivor                                   168  17.62      2,958    0.00%     0.40%     18.79%
   Platinum Investor Survivor II                              1,106  17.40     19,245    0.00%     0.75%     18.38%
   Platinum Investor VIP                                      8,328  11.31     94,186    0.00%     0.70%     13.10%
   Platinum Investor VIP (with GMWB rider)                      164  11.25      1,843    0.00%     1.45%     12.53%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)               5,196  13.61     70,695    0.00%     0.65%      9.43%
   Platinum Investor I & II                                   8,117  18.15    147,281    0.00%     0.75%      9.32%
   Platinum Investor III                                     55,215  18.18  1,003,756    0.00%     0.70%      9.37%
   Platinum Investor IV                                      18,110  12.03    217,883    0.00%     0.70%      9.37%
   Platinum Investor FlexDirector                             6,774  12.69     85,956    0.00%     0.70%      9.37%
   Platinum Investor PLUS                                     8,924  18.18    162,222    0.00%     0.70%      9.37%
   Platinum Investor Survivor                                 5,975  18.38    109,826    0.00%     0.40%      9.70%
   Platinum Investor Survivor II                              2,680  18.15     48,637    0.00%     0.75%      9.32%

                                   VL-R - 98

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Alger American MidCap Growth Portfolio - Class O Shares -
  Continued
   Platinum Investor VIP                                     2,230 $10.37 $   23,116    0.00%     0.70%      3.67%
American Century VP Value Fund - Class I
   AG Legacy Plus                                           25,927  20.67    535,799    1.31%     0.75%     17.77%
   Corporate America                                         1,247  19.13     23,856    0.93%     0.35%     18.24%
   Corporate America (reduced surrender charge)             19,895  13.22    262,932    0.93%     0.65%     17.89%
   Platinum Investor I & II                                221,804  18.67  4,140,787    1.39%     0.75%     17.77%
   Platinum Investor III                                   513,640  18.58  9,542,265    1.30%     0.70%     17.83%
   Platinum Investor IV                                     48,294  12.22    589,984    1.00%     0.70%     17.83%
   Platinum Investor FlexDirector                              931  13.30     12,382    0.12%     0.70%     17.83%
   Platinum Investor PLUS                                   58,246  15.74    916,725    1.29%     0.70%     17.83%
   Platinum Investor Survivor                               20,805  19.08    396,872    1.36%     0.40%     18.18%
   Platinum Investor Survivor II                            63,728  16.44  1,048,012    1.30%     0.75%     17.77%
   Platinum Investor VIP                                    12,329  11.47    141,453    0.00%     0.70%     14.73%
   Platinum Investor VIP (with GMWB rider)                     162  11.42      1,849    0.00%     1.45%     14.16%
Credit Suisse Small Cap Core I Portfolio *
   Platinum Investor I & II                                 39,132   8.22    321,493    0.00%     0.75%      3.99%
   Platinum Investor III                                   128,637   8.06  1,036,204    0.00%     0.70%      4.04%
   Platinum Investor IV                                     13,167  10.29    135,520    0.00%     0.70%      4.04%
   Platinum Investor FlexDirector                            6,301  10.19     64,198    0.00%     0.70%      4.04%
   Platinum Investor PLUS                                   11,493  12.86    147,782    0.00%     0.70%      4.04%
   Platinum Investor Survivor                                3,159   8.39     26,520    0.00%     0.40%      4.35%
   Platinum Investor Survivor II                             1,758  12.17     21,405    0.00%     0.75%      3.99%
   Platinum Investor VIP                                     8,178   9.45     77,282    0.00%     0.70%     -5.50%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                 81,102  14.09  1,142,564    0.38%     0.75%      6.95%
   Platinum Investor III                                   234,893  13.87  3,258,099    0.37%     0.70%      7.00%
   Platinum Investor IV                                     12,576  11.64    146,421    0.39%     0.70%      7.00%
   Platinum Investor FlexDirector                                0  12.60          4    0.61%     0.70%      7.00%
   Platinum Investor PLUS                                   22,807  14.57    332,244    0.37%     0.70%      7.00%
   Platinum Investor Survivor                               12,083  14.40    173,935    0.40%     0.40%      7.32%
   Platinum Investor Survivor II                            10,961  15.94    174,740    0.37%     0.75%      6.95%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                         5,204  12.56     65,345    0.38%     0.35%      3.41%
   Corporate America (reduced surrender charge)              1,534  11.74     18,015    0.38%     0.65%      3.10%
   Platinum Investor I & II                                318,961  15.05  4,800,994    0.41%     0.75%      3.00%
   Platinum Investor III                                   450,710  11.61  5,231,878    0.40%     0.70%      3.05%
   Platinum Investor IV                                     10,454  11.05    115,502    0.32%     0.70%      3.05%
   Platinum Investor FlexDirector                              950  11.00     10,459    0.51%     0.70%      3.05%
   Platinum Investor PLUS                                   35,521  12.53    445,116    0.38%     0.70%      3.05%
   Platinum Investor Survivor                               45,846  12.53    574,469    0.44%     0.40%      3.36%
   Platinum Investor Survivor II                            35,559  13.60    483,727    0.37%     0.75%      3.00%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                         2,421  14.17     34,295    4.77%     0.35%      3.87%
   Corporate America (reduced surrender charge)             11,977  10.78    129,065    4.77%     0.65%      3.56%
   Platinum Investor I & II                                281,631  14.03  3,950,746    4.49%     0.75%      3.46%
   Platinum Investor III                                   285,395  13.30  3,795,577    4.64%     0.70%      3.51%
   Platinum Investor IV                                     14,464  10.45    151,092    4.89%     0.70%      3.51%
   Platinum Investor FlexDirector                              173  10.74      1,861    6.82%     0.70%      3.69%
   Platinum Investor PLUS                                   23,919  11.79    282,019    4.53%     0.70%      3.51%
   Platinum Investor Survivor                               16,209  14.14    229,150    4.47%     0.40%      3.82%

                                   VL-R - 99

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Divisions                                                          Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Dreyfus VIF Quality Bond Portfolio - Initial Shares - Continued
   Platinum Investor Survivor II                                     9,205 $11.83 $   108,856    4.56%     0.75%      3.46%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                   15,921  11.71     186,460    2.58%     0.75%      6.34%
   Platinum Investor I & II                                        156,694  11.15   1,746,813    2.56%     0.75%      6.34%
   Platinum Investor III                                           258,611  11.14   2,879,764    2.41%     0.70%      6.39%
   Platinum Investor IV                                              8,240  10.96      90,298    1.57%     0.70%      6.39%
   Platinum Investor FlexDirector                                    1,288  11.14      14,349    1.75%     0.70%      6.39%
   Platinum Investor PLUS                                           26,410  12.73     336,198    2.45%     0.70%      6.39%
   Platinum Investor Survivor                                       11,229  11.39     127,904    2.30%     0.40%      6.71%
   Platinum Investor Survivor II                                    20,438  12.42     253,780    1.90%     0.75%      6.34%
   Platinum Investor VIP                                             2,269  10.43      23,677    0.00%     0.70%      4.33%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                   42,199  15.88     670,065    0.92%     0.75%     10.60%
   Corporate America                                                 1,580  14.27      22,543    1.11%     0.35%     11.04%
   Corporate America (reduced surrender charge)                     18,598  14.13     262,724    1.11%     0.65%     10.71%
   Platinum Investor I & II                                        517,717  13.92   7,207,050    1.00%     0.75%     10.60%
   Platinum Investor III                                         1,262,624  13.75  17,364,615    1.00%     0.70%     10.66%
   Platinum Investor IV                                             92,989  12.68   1,179,075    1.11%     0.70%     10.66%
   Platinum Investor FlexDirector                                    8,086  14.04     113,515    1.06%     0.70%     10.66%
   Platinum Investor PLUS                                          107,304  16.46   1,765,960    0.98%     0.70%     10.66%
   Platinum Investor Survivor                                      116,730  14.22   1,660,381    1.02%     0.40%     10.99%
   Platinum Investor Survivor II                                    78,211  17.33   1,355,621    1.02%     0.75%     10.60%
   Platinum Investor VIP                                            36,885  10.71     395,099    0.98%     0.70%      7.12%
   Platinum Investor VIP (with GMWB rider)                             443  10.66       4,721    0.98%     1.45%      6.58%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                   51,368  13.75     706,254    2.94%     0.75%     19.04%
   Corporate America                                                 4,106  14.25      58,490    2.91%     0.35%     19.51%
   Corporate America (reduced surrender charge)                     25,321  13.51     342,065    2.91%     0.65%     19.15%
   Platinum Investor I & II                                        283,801  13.90   3,944,532    2.90%     0.75%     19.04%
   Platinum Investor III                                           836,470  13.93  11,653,724    2.92%     0.70%     19.09%
   Platinum Investor IV                                             45,684  12.47     569,724    2.93%     0.70%     19.09%
   Platinum Investor FlexDirector                                    1,384  13.26      18,364    2.91%     0.70%     19.09%
   Platinum Investor PLUS                                           78,094  15.00   1,171,538    2.93%     0.70%     19.09%
   Platinum Investor Survivor                                       85,837  14.20   1,219,038    2.92%     0.40%     19.45%
   Platinum Investor Survivor II                                    80,050  15.20   1,217,117    2.88%     0.75%     19.04%
   Platinum Investor VIP                                            15,927  11.48     182,759    1.32%     0.70%     14.75%
   Platinum Investor VIP (with GMWB rider)                             157  11.42       1,794    1.32%     1.45%     14.18%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor III                                               665  10.56       7,019    2.70%     0.70%      5.55%
   Platinum Investor IV                                                108  10.56       1,140    2.52%     0.70%      5.55%
   Platinum Investor FlexDirector                                        5  10.56          50    1.92%     0.70%      5.55%
   Platinum Investor VIP                                               211  10.80       2,283    2.65%     0.70%      8.02%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                             2,144  10.56      22,639    2.88%     0.70%      5.60%
   Platinum Investor IV                                                 50  10.56         530    2.53%     0.70%      5.60%
   Platinum Investor VIP                                             2,929  10.83      31,722    2.87%     0.70%      8.31%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                               881  10.56       9,304    2.61%     0.70%      5.64%
   Platinum Investor IV                                                 61  10.56         648    2.75%     0.70%      5.64%
   Platinum Investor PLUS                                              929  10.56       9,811    2.63%     0.70%      5.64%

                                  VL-R - 100

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                            Investment
                                                                         Unit                 Income    Expense    Total
Divisions                                                        Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2 -
  Continued
   Platinum Investor VIP                                           4,114 $10.88 $    44,753    2.61%     0.70%      8.78%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                 23,993   8.99     215,778    0.17%     0.75%      5.78%
   Corporate America (reduced surrender charge)                   16,761  11.88     199,165    0.12%     0.65%      5.88%
   Platinum Investor I & II                                      208,946   7.52   1,572,153    0.17%     0.75%      5.78%
   Platinum Investor III                                       1,189,561   7.46   8,878,331    0.16%     0.70%      5.83%
   Platinum Investor IV                                           33,267  11.24     373,966    0.12%     0.70%      5.83%
   Platinum Investor FlexDirector                                 11,345  10.81     122,619    0.07%     0.70%      5.83%
   Platinum Investor PLUS                                        111,405  12.01   1,338,133    0.16%     0.70%      5.83%
   Platinum Investor Survivor                                     70,637   7.69     543,075    0.16%     0.40%      6.15%
   Platinum Investor Survivor II                                  48,295  10.67     515,279    0.15%     0.75%      5.78%
   Platinum Investor VIP                                           5,053  10.34      52,266    0.00%     0.70%      3.44%
   Platinum Investor VIP (with GMWB rider)                             4  10.29          42    0.00%     1.45%      2.92%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                   22,227  15.07     334,918    0.11%     0.65%     11.68%
   Platinum Investor I & II                                       13,301  22.63     301,019    0.09%     0.75%     11.57%
   Platinum Investor III                                         180,244  22.67   4,086,599    0.20%     0.70%     11.62%
   Platinum Investor IV                                           53,740  12.88     691,998    0.10%     0.70%     11.62%
   Platinum Investor FlexDirector                                    768  15.16      11,634    0.14%     0.70%     11.62%
   Platinum Investor PLUS                                         14,277  22.67     323,706    0.15%     0.70%     11.62%
   Platinum Investor Survivor                                      8,347  22.92     191,340    0.22%     0.40%     11.96%
   Platinum Investor Survivor II                                   9,479  22.63     214,514    0.14%     0.75%     11.57%
   Platinum Investor VIP                                          21,594  10.53     227,412    0.00%     0.70%      5.31%
   Platinum Investor VIP (with GMWB rider)                           177  10.48       1,853    0.00%     1.45%      4.79%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   Corporate America (reduced surrender charge)                   11,486  14.18     162,829    0.69%     0.65%     16.23%
   Platinum Investor I & II                                       16,237  20.43     331,726    0.67%     0.75%     16.11%
   Platinum Investor III                                         282,124  20.47   5,774,559    0.53%     0.70%     16.17%
   Platinum Investor IV                                           45,117  12.42     560,143    0.74%     0.70%     16.17%
   Platinum Investor FlexDirector                                  1,289  14.63      18,857    0.22%     0.70%     16.17%
   Platinum Investor PLUS                                         23,719  20.47     485,483    0.67%     0.70%     16.17%
   Platinum Investor Survivor                                     34,379  20.69     711,439    0.45%     0.40%     16.52%
   Platinum Investor Survivor II                                  12,461  20.43     254,585    0.54%     0.75%     16.11%
   Platinum Investor VIP                                          16,626  10.73     178,463    0.01%     0.70%      7.34%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                                 13,801   7.87     108,582    0.00%     0.75%      7.88%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                       24,202  11.95     289,196    3.18%     0.75%      3.24%
   Platinum Investor III                                         673,395  11.98   8,066,647    3.52%     0.70%      3.29%
   Platinum Investor IV                                           32,239  10.44     336,569    6.10%     0.70%      3.29%
   Platinum Investor FlexDirector                                    823  10.67       8,781    4.60%     0.70%      3.38%
   Platinum Investor PLUS                                         40,170  11.59     465,468    4.20%     0.70%      3.29%
   Platinum Investor Survivor                                        893  12.16      10,857    0.77%     0.40%      3.60%
   Platinum Investor Survivor II                                  15,730  11.95     187,966    5.44%     0.75%      3.24%
   Platinum Investor VIP                                           3,077  10.32      31,741    0.00%     0.70%      3.16%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                      159,272  15.68   2,497,778    1.24%     0.75%     17.50%
   Platinum Investor III                                         769,387  15.72  12,095,950    1.34%     0.70%     17.56%
   Platinum Investor IV                                           35,491  12.86     456,520    1.32%     0.70%     17.56%
   Platinum Investor FlexDirector                                  6,294  13.85      87,153    1.59%     0.70%     17.56%

                                  VL-R - 101

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                          Investment
                                                                        Unit                Income    Expense    Total
Divisions                                                        Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Franklin Templeton Mutual Shares Securities Fund - Class 2 -
  Continued
   Platinum Investor PLUS                                        34,198 $15.46 $  528,663    1.29%     0.70%     17.56%
   Platinum Investor Survivor                                    36,447  15.96    581,636    0.79%     0.40%     17.91%
   Platinum Investor Survivor II                                 10,882  15.68    170,655    1.17%     0.75%     17.50%
   Platinum Investor VIP                                          9,028  11.34    102,414    0.00%     0.70%     13.44%
   Platinum Investor VIP (with GMWB rider)                        1,026  11.29     11,581    0.00%     1.45%     12.87%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                12,189  13.08    159,389    1.20%     0.75%     20.54%
   Platinum Investor I & II                                      90,007  16.36  1,472,909    1.25%     0.75%     20.54%
   Platinum Investor III                                        597,923  16.41  9,809,047    1.24%     0.70%     20.60%
   Platinum Investor IV                                          29,770  13.10    389,863    1.37%     0.70%     20.60%
   Platinum Investor FlexDirector                                 3,405  14.65     49,879    1.58%     0.70%     20.60%
   Platinum Investor PLUS                                        27,887  15.86    442,340    1.23%     0.70%     20.60%
   Platinum Investor Survivor                                    14,765  16.65    245,867    1.89%     0.40%     20.96%
   Platinum Investor Survivor II                                 58,266  16.36    953,477    1.16%     0.75%     20.54%
   Platinum Investor VIP                                          8,709  11.58    100,882    0.07%     0.70%     15.83%
   Platinum Investor VIP (with GMWB rider)                            7  11.53         80    0.07%     1.45%     15.26%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                       4,775  10.19     48,659    0.07%     0.75%      7.75%
   Platinum Investor III                                         11,374  10.22    116,245    0.12%     0.70%      7.80%
   Platinum Investor PLUS                                           110  12.49      1,375    0.13%     0.70%      7.80%
   Platinum Investor Survivor                                   629,846  10.41  6,555,947    0.12%     0.40%      8.13%
   Platinum Investor Survivor II                                 41,634  10.83    450,751    0.05%     0.75%      7.75%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                   3,726  22.30     83,075    2.40%     0.65%     37.16%
   Platinum Investor I & II                                     129,467  15.04  1,947,003    1.93%     0.75%     45.54%
   Platinum Investor III                                        431,775  14.95  6,455,480    1.87%     0.70%     45.61%
   Platinum Investor IV                                          28,414  18.79    534,018    1.97%     0.70%     45.61%
   Platinum Investor FlexDirector                                10,143  20.74    210,403    1.56%     0.70%     45.61%
   Platinum Investor PLUS                                        50,064  23.96  1,199,523    2.05%     0.70%     45.61%
   Platinum Investor Survivor                                    57,117  15.37    877,687    1.93%     0.40%     46.05%
   Platinum Investor Survivor II                                 21,071  23.64    498,180    1.32%     0.75%     45.54%
   Platinum Investor VIP                                         13,491  13.01    175,488    1.00%     0.70%     30.08%
   Platinum Investor VIP (with GMWB rider)                          153  12.94      1,978    1.00%     1.45%     29.43%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                 --   6.81         --    0.00%     0.35%     12.91%
   Corporate America (reduced surrender charge)                   2,178  14.46     31,494    0.00%     0.65%      9.49%
   Platinum Investor I & II                                      57,097   6.64    379,113    0.00%     0.75%     12.46%
   Platinum Investor III                                        402,798   6.48  2,611,910    0.00%     0.70%     12.52%
   Platinum Investor IV                                           4,510  12.58     56,753    0.00%     0.70%     12.52%
   Platinum Investor PLUS                                        13,069  16.94    221,438    0.00%     0.70%     12.52%
   Platinum Investor Survivor                                     8,380   6.78     56,855    0.00%     0.40%     12.85%
   Platinum Investor Survivor II                                    372  15.11      5,620    0.00%     0.75%     12.46%
   Platinum Investor VIP                                          2,105  10.64     22,402    0.00%     0.70%      6.42%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                              2,356   8.17     19,239    1.57%     0.35%     17.53%
   Corporate America (reduced surrender charge)                   5,652  13.55     76,560    1.57%     0.65%     17.17%
   Platinum Investor I & II                                      89,477   7.97    712,859    1.47%     0.75%     17.06%
   Platinum Investor III                                        360,131   7.91  2,847,552    1.58%     0.70%     17.12%
   Platinum Investor IV                                           7,576  12.34     93,519    1.86%     0.70%     17.12%
   Platinum Investor PLUS                                        16,370  12.63    206,702    1.61%     0.70%     17.12%

                                  VL-R - 102

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Janus Aspen Worldwide Growth Portfolio - Service Shares -
  Continued
   Platinum Investor Survivor                               20,259 $ 8.14 $  164,922    1.65%     0.40%     17.47%
   Platinum Investor Survivor II                            25,600  12.08    309,271    1.59%     0.75%     17.06%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                  5,703  18.68    106,542    0.57%     0.75%     15.97%
   Platinum Investor III                                   150,607  18.71  2,818,547    0.59%     0.70%     16.03%
   Platinum Investor IV                                     16,314  12.40    202,340    0.93%     0.70%     16.03%
   Platinum Investor PLUS                                    6,734  18.71    126,028    0.70%     0.70%     16.03%
   Platinum Investor Survivor                                9,943  18.92    188,141    0.58%     0.40%     16.37%
   Platinum Investor Survivor II                             3,071  18.68     57,363    0.94%     0.75%     15.97%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                 48,036  13.37    642,235    0.00%     0.75%     14.15%
   Platinum Investor III                                   118,040  13.17  1,554,596    0.00%     0.70%     14.21%
   Platinum Investor IV                                     11,316  11.97    135,411    0.00%     0.70%     14.21%
   Platinum Investor FlexDirector                              241  14.21      3,426    0.00%     0.70%     14.21%
   Platinum Investor PLUS                                   10,278  16.40    168,543    0.00%     0.70%     14.21%
   Platinum Investor Survivor                                1,887  13.66     25,780    0.00%     0.40%     14.55%
   Platinum Investor Survivor II                             4,947  17.18     84,995    0.00%     0.75%     14.15%
   Platinum Investor VIP                                    11,120  10.39    115,585    0.00%     0.70%      3.95%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                            --   7.80         --    0.00%     0.35%     13.40%
   Corporate America (reduced surrender charge)              1,910  12.62     24,108    0.00%     0.65%     10.44%
   Platinum Investor I & II                                 80,028   7.61    608,843    0.47%     0.75%     12.95%
   Platinum Investor III                                   391,046   7.69  3,005,410    0.43%     0.70%     13.01%
   Platinum Investor IV                                      5,915  11.70     69,193    0.45%     0.70%     13.01%
   Platinum Investor FlexDirector                              332  12.07      4,004    0.44%     0.70%     13.01%
   Platinum Investor PLUS                                   44,725  12.95    578,981    0.43%     0.70%     13.01%
   Platinum Investor Survivor                               23,342   7.77    181,455    0.51%     0.40%     13.35%
   Platinum Investor Survivor II                             4,151  11.78     48,904    0.41%     0.75%     12.95%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                            8,181  12.45    101,831    0.00%     0.75%      7.09%
   Corporate America (reduced surrender charge)              3,795  13.23     50,218    0.00%     0.65%      7.20%
   Platinum Investor I & II                                557,011  12.12  6,750,035    0.00%     0.75%      7.09%
   Platinum Investor III                                   608,177   6.42  3,906,235    0.00%     0.70%      7.14%
   Platinum Investor IV                                      7,093  11.93     84,654    0.00%     0.70%      7.14%
   Platinum Investor FlexDirector                              459  12.23      5,608    0.00%     0.70%      7.14%
   Platinum Investor PLUS                                   41,485  13.52    561,079    0.00%     0.70%      7.14%
   Platinum Investor Survivor                              101,337   5.78    585,434    0.00%     0.40%      7.46%
   Platinum Investor Survivor II                             3,643  11.62     42,340    0.00%     0.75%      7.09%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                           18,891   9.19    173,554    0.00%     0.75%     12.37%
   Corporate America                                         2,179  10.09     21,981    0.00%     0.35%     12.82%
   Corporate America (reduced surrender charge)              1,942  13.48     26,187    0.00%     0.65%      3.76%
   Platinum Investor I & II                                 50,346   9.84    495,454    0.00%     0.75%     12.37%
   Platinum Investor III                                   290,883   9.65  2,806,891    0.00%     0.70%     12.43%
   Platinum Investor IV                                      6,812  12.10     82,438    0.00%     0.70%     12.43%
   Platinum Investor FlexDirector                              399  11.70      4,665    0.00%     0.70%     12.43%
   Platinum Investor PLUS                                   21,631  13.11    283,573    0.00%     0.70%     12.43%
   Platinum Investor Survivor                               11,457  10.06    115,209    0.00%     0.40%     12.76%
   Platinum Investor Survivor II                             9,508  12.62    119,995    0.00%     0.75%     12.37%
   Platinum Investor VIP                                     1,803  10.53     18,992    0.00%     0.70%      5.34%

                                  VL-R - 103

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor VIP (with GMWB rider)                      288 $10.48 $    3,023    0.00%     1.45%      4.82%
MFS VIT Research Series - Initial Class
   Platinum Investor I & II                                  41,679   8.79    366,566    0.49%     0.75%      9.65%
   Platinum Investor III                                    181,505   8.77  1,591,741    0.47%     0.70%      9.71%
   Platinum Investor IV                                       3,471  11.71     40,642    0.48%     0.70%      9.71%
   Platinum Investor FlexDirector                               196  12.64      2,480    0.50%     0.70%      9.71%
   Platinum Investor PLUS                                    10,838  13.86    150,226    0.49%     0.70%      9.71%
   Platinum Investor Survivor                                 9,854   8.99     88,558    0.53%     0.40%     10.04%
   Platinum Investor Survivor II                             10,176  12.90    131,265    0.39%     0.75%      9.65%
   Platinum Investor VIP                                        903  10.77      9,723    0.00%     0.70%      7.72%
   Platinum Investor VIP (with GMWB rider)                        4  10.72         43    0.00%     1.45%      7.19%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           109,796   7.06    775,099    2.42%     0.75%     11.06%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)               3,647  14.62     53,308    0.00%     0.65%     13.95%
   Platinum Investor I & II                                  70,356   8.22    578,080    0.00%     0.75%     13.84%
   Platinum Investor III                                    333,481   8.09  2,696,892    0.00%     0.70%     13.90%
   Platinum Investor IV                                      13,927  12.87    179,221    0.00%     0.70%     13.90%
   Platinum Investor FlexDirector                               714  14.23     10,164    0.00%     0.70%     13.90%
   Platinum Investor PLUS                                    41,810  15.08    630,433    0.00%     0.70%     13.90%
   Platinum Investor Survivor                                30,403   8.40    255,255    0.00%     0.40%     14.24%
   Platinum Investor Survivor II                             10,380  13.82    143,498    0.00%     0.75%     13.84%
   Platinum Investor VIP                                      4,202  10.65     44,755    0.00%     0.70%      6.51%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                             7,514  14.80    111,195    0.70%     0.75%     11.40%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                   7,426  14.76    109,608    2.53%     0.75%     10.32%
   Platinum Investor III                                     48,802  14.79    721,678    1.94%     0.70%     10.37%
   Platinum Investor IV                                      27,624  11.30    312,121    1.57%     0.70%     10.37%
   Platinum Investor FlexDirector                             2,036  12.06     24,542    0.05%     0.70%     10.37%
   Platinum Investor PLUS                                     4,373  14.79     64,665    2.05%     0.70%     10.37%
   Platinum Investor Survivor                                   286  14.95      4,271    2.46%     0.40%     10.70%
   Platinum Investor Survivor II                              4,031  14.76     59,494    2.01%     0.75%     10.32%
   Platinum Investor VIP                                      6,392  10.87     69,487    0.00%     0.70%      8.71%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Corporate America (reduced surrender charge)               6,634  15.54    103,066    0.06%     0.65%     11.20%
   Platinum Investor I & II                                  17,823  22.29    397,267    0.77%     0.75%     16.81%
   Platinum Investor III                                    109,609  22.33  2,447,539    0.93%     0.70%     16.87%
   Platinum Investor IV                                      29,344  13.56    397,860    0.77%     0.70%     16.87%
   Platinum Investor FlexDirector                               570  14.82      8,452    0.04%     0.70%     16.87%
   Platinum Investor PLUS                                    11,603  22.33    259,082    0.91%     0.70%     16.87%
   Platinum Investor Survivor                                 7,429  22.58    167,710    0.76%     0.40%     17.22%
   Platinum Investor Survivor II                              4,384  22.29     97,708    0.87%     0.75%     16.81%
   Platinum Investor VIP                                     14,610  11.15    162,922    0.00%     0.70%     11.52%
   Platinum Investor VIP (with GMWB rider)                      171  11.10      1,893    0.00%     1.45%     10.96%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                             8,002  13.80    110,446    7.35%     0.75%      8.61%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   Platinum Investor I & II                                  21,567   9.56    206,126    5.92%     0.75%     -4.43%
   Platinum Investor III                                      2,720   9.56     26,007    5.87%     0.70%     -4.39%

                                  VL-R - 104

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                      Investment
                                                                   Unit                 Income    Expense    Total
Divisions                                                  Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class - Continued
   Platinum Investor IV                                        183 $ 9.56 $     1,753    5.14%     0.70%     -4.39%
   Platinum Investor PLUS                                       38   9.56         361    4.69%     0.70%     -4.39%
   Platinum Investor Survivor II                               179   9.56       1,712    5.24%     0.75%     -4.43%
   Platinum Investor VIP                                     1,885  10.16      19,142    5.06%     0.70%      1.55%
   Platinum Investor VIP (with GMWB rider)                       3  10.10          31    5.06%     1.45%      1.05%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           29,743  14.18     421,867    4.71%     0.75%     -0.05%
   Corporate America                                         2,113  15.84      33,458    4.57%     0.35%      0.35%
   Corporate America (reduced surrender charge)             16,110  10.46     168,582    4.57%     0.65%      0.05%
   Platinum Investor I & II                                113,865  15.45   1,759,230    4.83%     0.75%     -0.05%
   Platinum Investor III                                   462,472  15.53   7,182,052    4.16%     0.70%      0.00%
   Platinum Investor IV                                     43,576  10.03     437,184    5.05%     0.70%      0.00%
   Platinum Investor FlexDirector                              992  10.52      10,435    5.15%     0.70%      0.00%
   Platinum Investor PLUS                                   35,349  13.11     463,456    4.18%     0.70%      0.00%
   Platinum Investor Survivor                               54,072  15.79     853,623    4.34%     0.40%      0.30%
   Platinum Investor Survivor II                            28,648  13.27     380,231    4.41%     0.75%     -0.05%
   Platinum Investor VIP                                     3,390  10.00      33,914    2.47%     0.70%      0.04%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                           666  11.99       7,987    4.04%     0.35%      3.91%
   Corporate America (reduced surrender charge)                850  10.59       8,993    4.04%     0.65%      2.53%
   Platinum Investor I & II                                 95,302  11.70   1,115,337    4.29%     0.75%      3.50%
   Platinum Investor III                                   206,087  11.73   2,417,253    4.19%     0.70%      3.55%
   Platinum Investor IV                                     22,405  10.52     235,808    4.69%     0.70%      3.55%
   Platinum Investor FlexDirector                            7,184  10.59      76,050    4.47%     0.70%      3.55%
   Platinum Investor PLUS                                   29,401  10.92     320,971    4.35%     0.70%      3.55%
   Platinum Investor Survivor                               31,994  11.96     382,585    4.32%     0.40%      3.86%
   Platinum Investor Survivor II                            32,237  11.01     354,789    4.39%     0.75%      3.50%
   Platinum Investor VIP                                     6,296  10.32      64,966    1.78%     0.70%      3.19%
   Platinum Investor VIP (with GMWB rider)                       4  10.27          40    1.78%     1.45%      2.68%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           33,244  13.02     432,989    4.66%     0.75%      3.07%
   Corporate America (reduced surrender charge)             17,778  10.59     188,244    4.80%     0.65%      3.17%
   Platinum Investor I & II                                318,679  13.65   4,349,723    3.92%     0.75%      3.07%
   Platinum Investor III                                 1,024,392  13.74  14,071,624    3.25%     0.70%      3.12%
   Platinum Investor IV                                     64,491  10.43     672,919    4.86%     0.70%      3.12%
   Platinum Investor FlexDirector                           11,001  10.74     118,186    4.42%     0.70%      3.12%
   Platinum Investor PLUS                                   71,700  11.97     858,520    4.46%     0.70%      3.12%
   Platinum Investor Survivor                               75,028  13.95   1,046,388    3.28%     0.40%      3.43%
   Platinum Investor Survivor II                            64,509  12.07     778,824    4.37%     0.75%      3.07%
   Platinum Investor VIP                                    13,561  10.29     139,563    1.99%     0.70%      2.91%
   Platinum Investor VIP (with GMWB rider)                     400  10.24       4,098    1.99%     1.45%      2.40%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                202,285  12.47   2,521,852    1.34%     0.75%     15.76%
   Platinum Investor III                                    51,887  12.48     647,531    1.33%     0.70%     15.82%
   Platinum Investor PLUS                                      943  12.48      11,766    1.31%     0.70%     15.82%
   Platinum Investor Survivor                                8,828  12.56     110,856    1.04%     0.40%     16.17%
   Platinum Investor Survivor II                               578  12.47       7,211    1.37%     0.75%     15.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                         3,320  11.50      38,192    0.00%     0.35%      5.23%
   Platinum Investor I & II                                263,245  11.41   3,003,742    0.00%     0.75%      4.81%

                                  VL-R - 105

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Divisions                                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Pioneer Growth Opportunities VCT Portfolio - Class I - Continued
   Platinum Investor III                                          135,222 $11.42 $1,544,521    0.00%     0.70%      4.86%
   Platinum Investor PLUS                                           5,921  11.42     67,627    0.00%     0.70%      4.86%
   Platinum Investor Survivor                                       9,975  11.49    114,644    0.00%     0.40%      5.18%
   Platinum Investor Survivor II                                   19,602  11.41    223,666    0.00%     0.75%      4.81%
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                             4  10.60         42    0.00%     0.75%      6.00%
   Platinum Investor III                                            3,700  10.60     39,237    0.00%     0.70%      6.04%
   Platinum Investor IV                                                77  10.60        814    0.00%     0.70%      6.04%
   Platinum Investor PLUS                                              25  10.60        265    0.00%     0.70%      6.04%
   Platinum Investor Survivor II                                    2,372  10.60     25,140    0.00%     0.75%      6.00%
   Platinum Investor VIP                                              933  10.83     10,107    0.30%     0.70%      8.29%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                  12,568  14.80    186,024    5.84%     0.75%      5.50%
   Corporate America                                              454,666  15.24  6,928,517    5.28%     0.35%      5.92%
   Corporate America (reduced surrender charge)                    38,797  11.22    435,342    5.28%     0.65%      5.61%
   Platinum Investor I & II                                       135,182  14.30  1,932,575    3.34%     0.75%      5.50%
   Platinum Investor III                                           93,931  15.33  1,440,078    3.61%     0.70%      5.55%
   Platinum Investor IV                                             9,567  10.67    102,088    5.38%     0.70%      5.55%
   Platinum Investor FlexDirector                                     122  11.48      1,396    5.67%     0.70%      5.55%
   Platinum Investor PLUS                                           9,089  14.21    129,141    5.26%     0.70%      5.55%
   Platinum Investor Survivor                                      18,717  15.21    284,612    0.28%     0.40%      5.87%
   Platinum Investor Survivor II                                    2,371  14.58     34,570    6.07%     0.75%      5.50%
   Platinum Investor VIP                                            4,069  10.48     42,657    0.00%     0.70%      4.83%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                              555,630  13.63  7,571,940    1.40%     0.35%     15.51%
   Corporate America (reduced surrender charge)                    44,042  12.96    570,814    1.40%     0.65%     15.16%
   Platinum Investor I & II                                       338,156  14.01  4,736,505    1.56%     0.75%     15.05%
   Platinum Investor III                                          550,344  12.66  6,969,006    1.51%     0.70%     15.10%
   Platinum Investor IV                                            31,945  11.96    382,007    1.28%     0.70%     15.10%
   Platinum Investor FlexDirector                                  10,914  12.69    138,516    1.35%     0.70%     15.10%
   Platinum Investor PLUS                                          36,439  14.17    516,420    1.42%     0.70%     15.10%
   Platinum Investor Survivor                                      30,051  13.60    408,642    1.75%     0.40%     15.45%
   Platinum Investor Survivor II                                    7,192  13.89     99,900    1.52%     0.75%     15.05%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                     3,545  16.49     58,445    0.68%     0.65%     26.40%
   Platinum Investor I & II                                       199,621  18.41  3,675,650    1.06%     0.75%     26.28%
   Platinum Investor III                                          223,141  16.32  3,640,803    1.00%     0.70%     26.34%
   Platinum Investor IV                                            22,123  14.30    316,258    0.83%     0.70%     26.34%
   Platinum Investor FlexDirector                                     642  16.19     10,399    0.49%     0.70%     26.34%
   Platinum Investor PLUS                                          14,565  19.17    279,276    1.10%     0.70%     26.34%
   Platinum Investor Survivor                                      33,285  15.95    530,826    1.18%     0.40%     26.72%
   Platinum Investor Survivor II                                   11,104  20.82    231,128    0.98%     0.75%     26.28%
   Platinum Investor VIP                                            8,247  11.97     98,683    0.00%     0.70%     19.66%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                  16,985  24.50    416,127    0.31%     0.75%     16.42%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                  27,252   6.48    176,650    0.00%     0.75%      4.67%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                  66,699   6.32    421,428    0.11%     0.75%      4.65%

                                  VL-R - 106

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                Investment
                                                              Unit                Income    Expense    Total
Divisions                                              Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                            17,757 $14.05 $  249,429    0.10%     0.75%     12.45%
   Platinum Investor III                               45,746  14.08    644,074    0.11%     0.70%     12.50%
   Platinum Investor IV                                 5,114  11.95     61,097    0.11%     0.70%     12.50%
   Platinum Investor PLUS                               9,223  14.95    137,898    0.11%     0.70%     12.50%
   Platinum Investor Survivor                             750  14.28     10,708    0.10%     0.40%     12.84%
   Platinum Investor Survivor II                        1,364  14.05     19,155    0.13%     0.75%     12.45%
   Platinum Investor VIP                                  748  10.68      7,986    0.15%     0.70%      6.75%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                               730  11.93      8,702    2.77%     0.75%     10.04%
   Platinum Investor III                               70,947  11.96    848,269    2.85%     0.70%     10.10%
   Platinum Investor IV                                 6,901  11.14     76,869    3.41%     0.70%     10.10%
   Platinum Investor PLUS                              19,626  12.33    242,055    2.84%     0.70%     10.10%
   Platinum Investor Survivor II                        2,630  11.93     31,377    2.85%     0.75%     10.04%
   Platinum Investor VIP                                1,770  10.84     19,178    2.71%     0.70%      8.38%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                           248,559  12.18  3,028,213    0.00%     0.75%      3.33%
   Platinum Investor III                               88,608   8.19    725,418    0.00%     0.70%      3.38%
   Platinum Investor IV                                 3,125  12.27     38,349    0.00%     0.70%      3.38%
   Platinum Investor PLUS                               5,404  13.04     70,451    0.00%     0.70%      3.38%
   Platinum Investor Survivor                          23,805   7.85    186,981    0.00%     0.40%      3.69%
   Platinum Investor Survivor II                          415  11.50      4,778    0.00%     0.75%      3.33%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                            76,001  12.04    915,380    8.16%     0.75%      7.81%
   Platinum Investor III                               26,657  12.50    333,263    7.57%     0.70%      7.87%
   Platinum Investor IV                                 1,701  10.77     18,330    7.40%     0.70%      7.87%
   Platinum Investor FlexDirector                       2,593  11.68     30,297    7.69%     0.70%      7.87%
   Platinum Investor PLUS                               3,405  13.96     47,537    7.99%     0.70%      7.87%
   Platinum Investor Survivor                             256  11.80      3,022    5.20%     0.40%      8.19%
   Platinum Investor Survivor II                        8,625  13.61    117,419    6.10%     0.75%      7.81%
VALIC Company I International Equities Fund
   AG Legacy Plus                                       9,194  11.65    107,097    1.25%     0.75%     22.14%
   Platinum Investor I & II                            63,701  14.94    951,862    1.50%     0.75%     22.14%
   Platinum Investor III                               87,669  12.94  1,134,020    1.58%     0.70%     22.20%
   Platinum Investor IV                                 4,262  14.14     60,257    2.11%     0.70%     22.20%
   Platinum Investor FlexDirector                         695  15.90     11,054    1.72%     0.70%     22.20%
   Platinum Investor PLUS                              11,740  16.94    198,841    1.59%     0.70%     22.20%
   Platinum Investor Survivor                          14,503  11.53    167,217    1.62%     0.40%     22.57%
   Platinum Investor Survivor II                        1,507  17.59     26,517    1.71%     0.75%     22.14%
   Platinum Investor VIP                                7,289  11.73     85,475    2.93%     0.70%     17.27%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                      19,582  15.64    306,276    0.46%     0.75%      9.15%
   Corporate America                                    5,475  17.12     93,748    0.54%     0.35%      9.59%
   Corporate America (reduced surrender charge)         4,478  13.72     61,432    0.54%     0.65%      9.26%
   Platinum Investor I & II                           350,008  23.19  8,116,965    0.48%     0.75%      9.15%
   Platinum Investor III                              413,935  15.25  6,312,099    0.48%     0.70%      9.21%
   Platinum Investor IV                                23,308  12.18    283,853    0.65%     0.70%      9.21%
   Platinum Investor FlexDirector                         419  13.22      5,539    0.88%     0.70%      9.21%
   Platinum Investor PLUS                              43,892  15.70    689,091    0.51%     0.70%      9.21%
   Platinum Investor Survivor                          61,023  17.09  1,042,738    0.49%     0.40%      9.54%
   Platinum Investor Survivor II                       35,204  17.11    602,297    0.55%     0.75%      9.15%

                                  VL-R - 107

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                               Investment
                                                            Unit                 Income    Expense    Total
Divisions                                           Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------  --------- ------ ----------- ---------- --------- ----------
VALIC Company I Mid Cap Index Fund - Continued
   Platinum Investor VIP                             14,211 $10.36 $   147,222     0.87%    0.70%      3.59%
   Platinum Investor VIP (with GMWB rider)              177  10.31       1,830     0.87%    1.45%      3.08%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                    16,295  11.14     181,446     3.96%    0.75%      3.84%
   Corporate America (reduced surrender charge)      38,636  10.63     410,658     5.40%    0.65%      3.94%
   Platinum Investor I & II                         681,680  12.27   8,366,230     4.97%    0.75%      3.84%
   Platinum Investor III                          1,178,024  11.06  13,032,151     6.84%    0.70%      3.89%
   Platinum Investor IV                              30,634  10.59     324,280     6.05%    0.70%      3.89%
   Platinum Investor FlexDirector                        17  10.61         179   907.96%    0.70%      3.89%
   Platinum Investor PLUS                            34,418  10.63     365,827     3.91%    0.70%      3.89%
   Platinum Investor Survivor                       192,818  11.65   2,245,828     5.41%    0.40%      4.20%
   Platinum Investor Survivor II                    481,493  10.64   5,124,182     4.48%    0.75%      3.84%
   Platinum Investor VIP                             52,469  10.34     542,527     2.99%    0.70%      3.40%
   Platinum Investor VIP (with GMWB rider)              441  10.29       4,538     2.99%    1.45%      2.88%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                         188,901   5.16     974,283     0.07%    0.75%      5.86%
   Platinum Investor III                            410,245   5.07   2,081,367     0.07%    0.70%      5.92%
   Platinum Investor IV                               3,678  11.26      41,405     0.11%    0.70%      5.92%
   Platinum Investor FlexDirector                        95  11.48       1,092     0.09%    0.70%      5.92%
   Platinum Investor PLUS                            17,060  14.55     248,157     0.08%    0.70%      5.92%
   Platinum Investor Survivor                         9,147   5.27      48,208     0.07%    0.40%      6.23%
   Platinum Investor Survivor II                     71,610  10.93     782,789     0.09%    0.75%      5.86%
   Platinum Investor VIP                                880  10.42       9,173     0.15%    0.70%      4.20%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                          57,061   4.26     242,800     0.00%    0.75%      5.06%
   Platinum Investor III                            195,015   4.22     823,789     0.00%    0.70%      5.11%
   Platinum Investor IV                               2,904  11.17      32,430     0.00%    0.70%      5.11%
   Platinum Investor FlexDirector                       106  10.74       1,140     0.00%    0.70%      5.11%
   Platinum Investor PLUS                             3,788  13.09      49,595     0.00%    0.70%      5.11%
   Platinum Investor Survivor                        11,405   4.35      49,586     0.00%    0.40%      5.43%
   Platinum Investor Survivor II                      2,616   9.82      25,682     0.00%    0.75%      5.06%
   Platinum Investor VIP                                338  10.27       3,471     0.00%    0.70%      2.70%
VALIC Company I Small Cap Index Fund
   Corporate America                                     --  16.45          --     0.65%    0.35%     17.65%
   Corporate America (reduced surrender charge)       2,443  13.88      33,899     0.65%    0.65%      1.02%
   Platinum Investor I & II                         126,100  16.05   2,024,385     0.37%    0.75%     17.18%
   Platinum Investor III                            213,978  15.82   3,385,593     0.36%    0.70%     17.24%
   Platinum Investor IV                              20,793  12.46     259,100     0.50%    0.70%     17.24%
   Platinum Investor FlexDirector                       952  13.32      12,683     0.66%    0.70%     17.24%
   Platinum Investor PLUS                            28,524  16.73     477,336     0.39%    0.70%     17.24%
   Platinum Investor Survivor                        11,854  16.40     194,454     0.38%    0.40%     17.59%
   Platinum Investor Survivor II                      8,722  17.98     156,826     0.47%    0.75%     17.18%
   Platinum Investor VIP                             12,113  10.78     130,611     0.69%    0.70%      7.83%
   Platinum Investor VIP (with GMWB rider)              169  10.73       1,815     0.69%    1.45%      7.29%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                    76,604   9.92     760,082     0.83%    0.75%     14.55%
   Corporate America                                  6,614  10.02      66,268     0.98%    0.35%     15.01%
   Corporate America (reduced surrender charge)       8,011  12.89     103,293     0.98%    0.65%     14.66%
   Platinum Investor I & II                       1,139,545  13.60  15,492,256     0.83%    0.75%     14.55%
   Platinum Investor III                          1,326,823  10.30  13,664,729     0.75%    0.70%     14.61%

                                  VL-R - 108

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                 Investment
                                                               Unit                Income    Expense    Total
Divisions                                               Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------ ------- ------ ---------- ---------- --------- ----------
VALIC Company I Stock Index Fund - Continued
   Platinum Investor IV                                 44,725 $11.95 $  534,307    1.23%     0.70%     14.61%
   Platinum Investor FlexDirector                       10,337  12.55    129,718    0.96%     0.70%     14.61%
   Platinum Investor PLUS                              109,880  14.11  1,550,729    0.88%     0.70%     14.61%
   Platinum Investor Survivor                          261,843  10.00  2,617,693    0.72%     0.40%     14.95%
   Platinum Investor Survivor II                        47,924  13.12    628,916    1.03%     0.75%     14.55%
   Platinum Investor VIP                                 6,880  11.09     76,321    1.53%     0.70%     10.94%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        9,986  13.60    135,776    4.69%     0.75%      2.57%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                            181,624  15.03  2,729,972    1.03%     0.75%     15.37%
   Platinum Investor III                               501,127  15.07  7,549,952    0.98%     0.70%     15.43%
   Platinum Investor IV                                 36,800  12.54    461,468    0.87%     0.70%     15.43%
   Platinum Investor FlexDirector                        1,089  13.65     14,856    1.41%     0.70%     15.43%
   Platinum Investor PLUS                               23,855  15.35    366,194    1.06%     0.70%     15.43%
   Platinum Investor Survivor                           34,840  15.28    532,301    0.90%     0.40%     15.77%
   Platinum Investor Survivor II                        24,347  15.03    365,949    1.43%     0.75%     15.37%
   Platinum Investor VIP                                 6,879  11.26     77,444    0.00%     0.70%     12.58%
Van Kampen LIT Strategic Growth Portfolio - Class I *
   AG Legacy Plus                                       11,018   5.20     57,242    0.00%     0.75%      2.09%
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)          6,015  11.33     68,129    3.16%     0.65%      7.57%
   Platinum Investor I & II                             62,165  13.99    869,391    7.62%     0.75%      7.46%
   Platinum Investor III                               216,582  14.11  3,055,522    7.69%     0.70%      7.52%
   Platinum Investor IV                                 24,390  10.90    265,743    5.81%     0.70%      7.52%
   Platinum Investor FlexDirector                          121  11.69      1,416    9.62%     0.70%      7.52%
   Platinum Investor PLUS                               28,223  13.57    382,889    7.12%     0.70%      7.52%
   Platinum Investor Survivor                           25,443  14.29    363,576    6.34%     0.40%      7.84%
   Platinum Investor Survivor II                         8,739  13.87    121,186    5.56%     0.75%      7.46%
   Platinum Investor VIP                                 5,014  10.60     53,164    0.00%     0.70%      6.03%
   Platinum Investor VIP (with GMWB rider)                   2  10.55         21    0.00%     1.45%      5.50%
Vanguard VIF REIT Index Portfolio
   Corporate America                                       668  33.12     22,132    1.09%     0.35%     34.46%
   Corporate America (reduced surrender charge)          6,565  17.25    113,228    1.09%     0.65%     34.06%
   Platinum Investor I & II                            103,667  32.32  3,350,190    1.98%     0.75%     33.92%
   Platinum Investor III                               293,212  32.36  9,488,562    1.95%     0.70%     33.99%
   Platinum Investor IV                                 52,457  15.48    811,986    1.70%     0.70%     33.99%
   Platinum Investor FlexDirector                        5,996  18.01    107,994    2.01%     0.70%     33.99%
   Platinum Investor PLUS                               64,510  24.34  1,570,440    1.80%     0.70%     33.99%
   Platinum Investor Survivor                           20,454  33.02    675,402    2.23%     0.40%     34.39%
   Platinum Investor Survivor II                        26,865  28.16    756,516    1.96%     0.75%     33.92%
   Platinum Investor VIP                                18,069  12.15    219,598    0.00%     0.70%     21.54%
   Platinum Investor VIP (with GMWB rider)                 515  12.09      6,223    0.00%     1.45%     20.93%

                                  VL-R - 109

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            32,768 $ 9.41 $  308,334    0.74%     0.75%     17.05%
   Corporate America                                          4,331   9.15     39,611    0.62%     0.35%     17.52%
   Corporate America (reduced surrender charge)               1,888  13.67     25,808    0.62%     0.65%     17.17%
   Platinum Investor I & II                                 303,611  13.02  3,953,631    0.64%     0.75%     17.05%
   Platinum Investor III                                    242,577  10.94  2,653,921    0.57%     0.70%     17.11%
   Platinum Investor IV                                      10,946  11.63    127,267    1.11%     0.70%     16.27%
   Platinum Investor FlexDirector                                82  13.42      1,100    1.25%     0.70%     17.11%
   Platinum Investor PLUS                                    15,378  15.14    232,771    0.78%     0.70%     17.11%
   Platinum Investor Survivor                                49,996   9.13    456,490    0.57%     0.40%     17.46%
   Platinum Investor Survivor II                              2,093  15.85     33,174    0.16%     0.75%     17.05%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                          5,660   6.57     37,172    0.84%     0.35%      5.29%
   Platinum Investor I & II                                 763,942  10.42  7,961,692    0.81%     0.75%      4.87%
   Platinum Investor III                                    483,611   7.75  3,749,782    0.84%     0.70%      4.92%
   Platinum Investor IV                                       6,207  10.54     65,390    1.48%     0.70%      5.36%
   Platinum Investor FlexDirector                               389  10.70      4,164    0.56%     0.70%      4.92%
   Platinum Investor PLUS                                    19,332  11.25    217,528    0.90%     0.70%      4.92%
   Platinum Investor Survivor                               108,351   6.56    710,371    0.82%     0.40%      5.23%
   Platinum Investor Survivor II                              8,346   9.69     80,911    0.91%     0.75%      4.87%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                   7,478  14.69    109,883    0.00%     0.75%     13.59%
   Platinum Investor III                                     48,147  14.71    708,454    0.00%     0.70%     13.65%
   Platinum Investor IV                                       5,386  11.58     62,390    0.00%     0.70%     15.84%
   Platinum Investor FlexDirector                                87  11.60      1,008    0.00%     0.70%     13.65%
   Platinum Investor PLUS                                    11,227  14.71    165,196    0.00%     0.70%     13.65%
   Platinum Investor Survivor                                   158  14.83      2,338    0.00%     0.40%     13.99%
   Platinum Investor Survivor II                                193  14.69      2,842    0.00%     0.75%     13.59%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)               1,173  12.43     14,580    0.00%     0.65%      9.11%
   Platinum Investor I & II                                   8,794  16.60    145,966    0.00%     0.75%      9.01%
   Platinum Investor III                                     59,995  16.62    997,163    0.00%     0.70%      9.06%
   Platinum Investor IV                                       4,283  11.00     47,112    0.00%     0.70%     10.00%
   Platinum Investor FlexDirector                             6,595  11.60     76,513    0.00%     0.70%      9.06%
   Platinum Investor PLUS                                     8,153  16.62    135,516    0.00%     0.70%      9.06%
   Platinum Investor Survivor                                   945  16.75     15,837    0.00%     0.40%      9.39%
   Platinum Investor Survivor II                              2,178  16.60     36,145    0.00%     0.75%      9.01%
American Century VP Value Fund - Class I
   AG Legacy Plus                                            29,373  17.55    515,430    0.91%     0.75%      4.25%
   Corporate America                                          2,515  16.18     40,705    0.53%     0.35%      4.67%
   Corporate America (reduced surrender charge)               7,554  11.21     84,683    0.53%     0.65%      4.35%
   Platinum Investor I & II                                 263,440  15.85  4,176,032    0.88%     0.75%      4.25%
   Platinum Investor III                                    503,096  15.77  7,932,245    0.77%     0.70%      4.30%
   Platinum Investor IV                                      24,188  10.37    250,785    0.00%     0.70%      3.68%
   Platinum Investor FlexDirector                                47  11.29        530    0.76%     0.70%      4.30%
   Platinum Investor PLUS                                    54,262  13.36    724,814    0.81%     0.70%      4.30%
   Platinum Investor Survivor                                22,479  16.14    362,826    0.65%     0.40%      4.62%
   Platinum Investor Survivor II                             61,884  13.96    864,131    0.88%     0.75%      4.25%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                  38,413   7.90    303,486    0.00%     0.75%     -3.40%
   Platinum Investor III                                    122,544   7.74    948,802    0.00%     0.70%     -3.36%

                                  VL-R - 110

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                        Investment
                                                                     Unit                 Income    Expense    Total
Divisions                                                    Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Credit Suisse Small Cap Growth Portfolio - Continued
   Platinum Investor IV                                        2,716 $ 9.89 $    26,872    0.00%     0.70%     -1.07%
   Platinum Investor FlexDirector                              5,715   9.79      55,969    0.00%     0.70%     -3.36%
   Platinum Investor PLUS                                     10,800  12.36     133,478    0.00%     0.70%     -3.36%
   Platinum Investor Survivor                                  3,169   8.04      25,490    0.00%     0.40%     -3.07%
   Platinum Investor Survivor II                               1,787  11.71      20,923    0.00%     0.75%     -3.40%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                   77,491  13.17   1,020,785    0.04%     0.75%      8.36%
   Platinum Investor III                                     226,387  12.96   2,934,707    0.03%     0.70%      8.41%
   Platinum Investor IV                                        4,649  10.88      50,588    0.00%     0.70%      8.81%
   Platinum Investor FlexDirector                                  1  11.78          12    0.00%     0.70%      8.41%
   Platinum Investor PLUS                                     20,845  13.61     283,805    0.03%     0.70%      8.41%
   Platinum Investor Survivor                                 14,773  13.41     198,157    0.03%     0.40%      8.74%
   Platinum Investor Survivor II                               8,917  14.91     132,916    0.03%     0.75%      8.36%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                           5,611  12.14      68,140    0.00%     0.35%      5.43%
   Corporate America (reduced surrender charge)                  829  11.39       9,438    0.00%     0.65%      5.12%
   Platinum Investor I & II                                  352,535  14.61   5,151,944    0.00%     0.75%      5.01%
   Platinum Investor III                                     448,236  11.26   5,049,247    0.00%     0.70%      5.06%
   Platinum Investor IV                                        4,825  10.72      51,735    0.00%     0.70%      7.22%
   Platinum Investor FlexDirector                                503  10.68       5,372    0.00%     0.70%      5.06%
   Platinum Investor PLUS                                     32,044  12.16     389,665    0.00%     0.70%      5.06%
   Platinum Investor Survivor                                 60,276  12.12     730,742    0.00%     0.40%      5.38%
   Platinum Investor Survivor II                              31,277  13.21     413,095    0.00%     0.75%      5.01%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                           2,486  13.64      33,915    3.56%     0.35%      2.12%
   Corporate America (reduced surrender charge)                4,157  10.41      43,253    3.56%     0.65%      1.82%
   Platinum Investor I & II                                  295,506  13.56   4,006,889    3.56%     0.75%      1.71%
   Platinum Investor III                                     259,417  12.85   3,333,169    3.74%     0.70%      1.77%
   Platinum Investor IV                                        7,153  10.09      72,187    2.51%     0.70%      0.92%
   Platinum Investor PLUS                                     21,599  11.39     246,034    3.61%     0.70%      1.77%
   Platinum Investor Survivor                                 18,197  13.62     247,796    3.28%     0.40%      2.07%
   Platinum Investor Survivor II                               9,733  11.43     111,254    3.54%     0.75%      1.71%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                             17,804  11.01     196,081    2.63%     0.75%      3.01%
   Platinum Investor I & II                                  172,041  10.48   1,803,598    2.65%     0.75%      3.01%
   Platinum Investor III                                     248,098  10.47   2,596,756    2.24%     0.70%      3.06%
   Platinum Investor IV                                        3,301  10.30      34,007    0.00%     0.70%      3.01%
   Platinum Investor FlexDirector                                729  10.47       7,634    0.00%     0.70%      3.06%
   Platinum Investor PLUS                                     24,645  11.97     294,879    2.20%     0.70%      3.06%
   Platinum Investor Survivor                                 10,120  10.67     108,029    2.38%     0.40%      3.37%
   Platinum Investor Survivor II                              12,871  11.68     150,292    2.21%     0.75%      3.01%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                             41,343  14.36     593,539    0.12%     0.75%     15.78%
   Corporate America                                           2,464  12.85      31,663    0.09%     0.35%     16.24%
   Corporate America (reduced surrender charge)                4,208  12.76      53,697    0.09%     0.65%     15.89%
   Platinum Investor I & II                                  433,714  12.59   5,458,933    0.13%     0.75%     15.78%
   Platinum Investor III                                   1,174,986  12.43  14,603,155    0.12%     0.70%     15.84%
   Platinum Investor IV                                       34,820  11.46     398,996    0.00%     0.70%     14.59%
   Platinum Investor FlexDirector                              5,556  12.69      70,488    0.04%     0.70%     15.84%
   Platinum Investor PLUS                                    141,910  14.87   2,110,564    0.10%     0.70%     15.84%

                                  VL-R - 111

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Divisions                                                          Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Fidelity VIP Contrafund Portfolio - Service Class 2 - Continued
   Platinum Investor Survivor                                       89,331 $12.82 $ 1,144,849    0.12%     0.40%     16.18%
   Platinum Investor Survivor II                                    58,221  15.67     912,410    0.12%     0.75%     15.78%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                   57,321  11.55     662,077    1.48%     0.75%      4.78%
   Corporate America                                                 4,719  11.92      56,248    1.58%     0.35%      5.20%
   Corporate America (reduced surrender charge)                     13,635  11.34     154,584    1.58%     0.65%      4.89%
   Platinum Investor I & II                                        298,694  11.68   3,487,648    1.57%     0.75%      4.78%
   Platinum Investor III                                           849,719  11.70   9,940,258    1.25%     0.70%      4.84%
   Platinum Investor IV                                             20,666  10.47     216,404    0.00%     0.70%      4.72%
   Platinum Investor FlexDirector                                    1,283  11.14      14,285    0.78%     0.70%      4.84%
   Platinum Investor PLUS                                           72,117  12.60     908,410    1.23%     0.70%      4.84%
   Platinum Investor Survivor                                       87,502  11.89   1,040,329    1.61%     0.40%      5.15%
   Platinum Investor Survivor II                                    58,352  12.77     745,340    1.35%     0.75%      4.78%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                   26,555   8.50     225,771    0.27%     0.75%      4.72%
   Corporate America                                                    --   7.26          --    0.22%     0.35%      5.13%
   Corporate America (reduced surrender charge)                      8,299  11.22      93,130    0.22%     0.65%      4.82%
   Platinum Investor I & II                                        229,431   7.11   1,631,987    0.33%     0.75%      4.72%
   Platinum Investor III                                         1,144,468   7.05   8,071,149    0.25%     0.70%      4.77%
   Platinum Investor IV                                             17,717  10.62     188,184    0.00%     0.70%      6.22%
   Platinum Investor FlexDirector                                    4,788  10.21      48,901    0.33%     0.70%      4.77%
   Platinum Investor PLUS                                          103,309  11.35   1,172,519    0.24%     0.70%      4.77%
   Platinum Investor Survivor                                       66,757   7.24     483,521    0.28%     0.40%      5.08%
   Platinum Investor Survivor II                                    41,498  10.09     418,570    0.20%     0.75%      4.72%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                     12,662  13.49     170,834    0.00%     0.65%     17.25%
   Platinum Investor I & II                                          9,968  20.29     202,196    0.00%     0.75%     17.14%
   Platinum Investor III                                           188,760  20.31   3,834,116    0.00%     0.70%     17.19%
   Platinum Investor IV                                             15,896  11.54     183,376    0.00%     0.70%     15.36%
   Platinum Investor FlexDirector                                      523  13.58       7,105    0.00%     0.70%     17.19%
   Platinum Investor PLUS                                           10,265  20.31     208,499    0.00%     0.70%     17.19%
   Platinum Investor Survivor                                       13,668  20.48     279,857    0.00%     0.40%     17.55%
   Platinum Investor Survivor II                                     6,476  20.29     131,373    0.00%     0.75%     17.14%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   Corporate America (reduced surrender charge)                      3,208  12.20      39,130    0.24%     0.65%      8.06%
   Platinum Investor I & II                                         14,598  17.60     256,872    1.00%     0.75%      7.96%
   Platinum Investor III                                           180,608  17.62   3,182,234    1.09%     0.70%      8.01%
   Platinum Investor IV                                             15,977  10.69     170,753    0.31%     0.70%      6.87%
   Platinum Investor FlexDirector                                      297  12.59       3,742    0.50%     0.70%      8.01%
   Platinum Investor PLUS                                           22,076  17.62     388,964    0.77%     0.70%      8.01%
   Platinum Investor Survivor                                       15,477  17.76     274,888    1.40%     0.40%      8.33%
   Platinum Investor Survivor II                                     8,288  17.60     145,839    2.06%     0.75%      7.96%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2 *
   AG Legacy Plus                                                   18,250   7.29     133,093    0.00%     0.75%      4.01%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                         28,583  11.57     330,815   12.95%     0.75%      1.64%
   Platinum Investor III                                         1,055,949  11.60  12,246,014    4.54%     0.70%      1.69%
   Platinum Investor IV                                              4,565  10.11      46,137    1.46%     0.70%      1.07%
   Platinum Investor PLUS                                           40,074  11.22     449,553    4.28%     0.70%      1.69%
   Platinum Investor Survivor                                        9,591  11.74     112,573   10.64%     0.40%      2.00%

                                  VL-R - 112

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                          Investment
                                                                        Unit                Income    Expense    Total
Divisions                                                        Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Franklin Templeton Franklin U.S. Government Fund - Class 2 -
  Continued
   Platinum Investor Survivor II                                 16,286 $11.57 $  188,498    8.18%     0.75%      1.64%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                     100,052  13.35  1,335,396    1.14%     0.75%      9.73%
   Platinum Investor III                                        551,644  13.37  7,377,455    0.88%     0.70%      9.79%
   Platinum Investor IV                                           9,575  10.94    104,772    0.51%     0.70%      9.42%
   Platinum Investor FlexDirector                                 3,626  11.78     42,710    1.46%     0.70%      9.79%
   Platinum Investor PLUS                                        30,917  13.15    406,562    0.86%     0.70%      9.79%
   Platinum Investor Survivor                                     2,657  13.53     35,958    0.69%     0.40%     10.11%
   Platinum Investor Survivor II                                  5,450  13.35     72,744    1.41%     0.75%      9.73%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                17,097  10.85    185,470    1.12%     0.75%      9.35%
   Platinum Investor I & II                                      92,614  13.58  1,257,319    1.17%     0.75%      9.35%
   Platinum Investor III                                        633,011  13.60  8,610,818    1.10%     0.70%      9.40%
   Platinum Investor IV                                          13,779  10.86    149,627    0.31%     0.70%      8.59%
   Platinum Investor FlexDirector                                 1,842  12.15     22,381    1.41%     0.70%      9.40%
   Platinum Investor PLUS                                        26,178  13.15    344,295    1.12%     0.70%      9.40%
   Platinum Investor Survivor                                     5,751  13.77     79,176    0.48%     0.40%      9.73%
   Platinum Investor Survivor II                                 53,115  13.58    721,076    0.99%     0.75%      9.35%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                      13,281   9.46    125,593    0.15%     0.75%      2.17%
   Platinum Investor III                                         12,698   9.48    120,387    0.14%     0.70%      2.23%
   Platinum Investor PLUS                                           112  11.58      1,294    0.15%     0.70%      2.23%
   Platinum Investor Survivor                                   667,804   9.63  6,428,556    0.15%     0.40%      2.53%
   Platinum Investor Survivor II                                170,190  10.05  1,710,032    0.14%     0.75%      2.17%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America                                                 --  10.55         --    1.45%     0.35%     31.48%
   Platinum Investor I & II                                     117,254  10.33  1,211,612    1.05%     0.75%     30.96%
   Platinum Investor III                                        259,706  10.27  2,666,639    1.01%     0.70%     31.02%
   Platinum Investor IV                                          10,054  12.91    129,774    1.05%     0.70%     29.07%
   Platinum Investor FlexDirector                                14,209  14.25    202,421    1.04%     0.70%     31.02%
   Platinum Investor PLUS                                        21,316  16.45    350,743    0.92%     0.70%     31.02%
   Platinum Investor Survivor                                    37,349  10.52    392,972    1.12%     0.40%     31.41%
   Platinum Investor Survivor II                                  6,116  16.24     99,349    1.05%     0.75%     30.96%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                316   6.03      1,902    0.00%     0.35%     11.64%
   Platinum Investor I & II                                      75,195   5.90    443,960    0.00%     0.75%     11.19%
   Platinum Investor III                                        390,008   5.76  2,247,637    0.00%     0.70%     11.25%
   Platinum Investor IV                                           1,687  11.18     18,865    0.00%     0.70%     11.83%
   Platinum Investor PLUS                                        10,625  15.06    160,004    0.00%     0.70%     11.25%
   Platinum Investor Survivor                                     8,892   6.01     53,459    0.00%     0.40%     11.58%
   Platinum Investor Survivor II                                  2,532  13.44     34,013    0.00%     0.75%     11.19%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                              2,714   6.95     18,860    1.51%     0.35%      5.20%
   Corporate America (reduced surrender charge)                   4,150  11.56     47,979    1.51%     0.65%      4.89%
   Platinum Investor I & II                                     108,684   6.81    739,710    1.15%     0.75%      4.78%
   Platinum Investor III                                        374,289   6.75  2,526,992    1.19%     0.70%      4.83%
   Platinum Investor IV                                           5,045  10.54     53,177    1.27%     0.70%      5.40%
   Platinum Investor PLUS                                        15,036  10.78    162,111    1.26%     0.70%      4.83%
   Platinum Investor Survivor                                    25,941   6.93    179,779    1.23%     0.40%      5.15%
   Platinum Investor Survivor II                                 25,510  10.32    263,280    0.88%     0.75%      4.78%

                                  VL-R - 113

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                Investment
                                                              Unit                Income    Expense    Total
Divisions                                              Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                             6,830 $16.11 $  110,019    0.26%     0.75%      8.40%
   Platinum Investor III                              200,737  16.13  3,237,786    0.29%     0.70%      8.45%
   Platinum Investor IV                                10,108  10.69    108,048    0.01%     0.70%      6.90%
   Platinum Investor PLUS                               8,871  16.13    143,086    0.17%     0.70%      8.45%
   Platinum Investor Survivor                          15,861  16.26    257,881    0.34%     0.40%      8.78%
   Platinum Investor Survivor II                       10,417  16.11    167,797    0.58%     0.75%      8.40%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                            49,513  11.71    579,930    0.00%     0.75%      2.65%
   Platinum Investor III                              100,496  11.53  1,158,901    0.00%     0.70%      2.70%
   Platinum Investor IV                                 3,551  10.48     37,209    0.00%     0.70%      4.78%
   Platinum Investor FlexDirector                          59  12.44        739    0.00%     0.70%      2.70%
   Platinum Investor PLUS                               9,456  14.36    135,771    0.00%     0.70%      2.70%
   Platinum Investor Survivor                           1,678  11.93     20,009    0.00%     0.40%      3.00%
   Platinum Investor Survivor II                        4,940  15.05     74,351    0.00%     0.75%      2.65%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                       61   6.88        420    0.00%     0.35%      1.33%
   Platinum Investor I & II                           102,935   6.74    693,317    0.73%     0.75%      0.93%
   Platinum Investor III                              402,031   6.80  2,734,163    0.73%     0.70%      0.98%
   Platinum Investor IV                                 3,161  10.35     32,714    0.05%     0.70%      3.51%
   Platinum Investor FlexDirector                         343  10.68      3,664    0.50%     0.70%      0.98%
   Platinum Investor PLUS                              41,777  11.46    478,568    0.72%     0.70%      0.98%
   Platinum Investor Survivor                          32,045   6.86    219,779    0.78%     0.40%      1.28%
   Platinum Investor Survivor II                        3,440  10.43     35,883    0.73%     0.75%      0.93%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                       9,979  11.62    115,986    0.00%     0.75%      8.38%
   Corporate America                                       --   5.38         --    0.00%     0.35%      8.81%
   Corporate America (reduced surrender charge)         1,688  12.34     20,834    0.00%     0.65%      8.48%
   Platinum Investor I & II                           633,175  11.32  7,165,076    0.00%     0.75%      8.38%
   Platinum Investor III                              679,181   5.99  4,071,476    0.00%     0.70%      8.43%
   Platinum Investor IV                                 4,405  11.14     49,067    0.00%     0.70%     11.38%
   Platinum Investor FlexDirector                         331  11.41      3,773    0.00%     0.70%      8.43%
   Platinum Investor PLUS                              37,583  12.62    474,425    0.00%     0.70%      8.43%
   Platinum Investor Survivor                         116,222   5.38    624,792    0.00%     0.40%      8.76%
   Platinum Investor Survivor II                        3,808  10.85     41,330    0.00%     0.75%      8.38%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                      19,993   8.18    163,457    0.00%     0.75%      4.46%
   Corporate America                                    2,497   8.94     22,327    0.00%     0.35%      4.88%
   Platinum Investor I & II                            70,119   8.76    614,070    0.00%     0.75%      4.46%
   Platinum Investor III                              282,484   8.58  2,424,535    0.00%     0.70%      4.51%
   Platinum Investor IV                                 3,830  10.76     41,230    0.00%     0.70%      7.64%
   Platinum Investor FlexDirector                         409  10.40      4,250    0.00%     0.70%      4.51%
   Platinum Investor PLUS                              20,194  11.66    235,469    0.00%     0.70%      4.51%
   Platinum Investor Survivor                          11,787   8.92    105,111    0.00%     0.40%      4.83%
   Platinum Investor Survivor II                        8,801  11.23     98,842    0.00%     0.75%      4.46%
MFS VIT Research Series - Initial Class
   Corporate America                                       --   8.19         --    0.99%     0.35%      7.42%
   Corporate America (reduced surrender charge)            --  12.05         --    0.99%     0.65%      7.10%
   Platinum Investor I & II                            42,324   8.02    339,466    0.46%     0.75%      7.00%
   Platinum Investor III                              179,928   7.99  1,438,273    0.45%     0.70%      7.05%
   Platinum Investor IV                                 2,508  10.67     26,765    0.00%     0.70%      6.72%

                                  VL-R - 114

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
MFS VIT Research Series - Initial Class - Continued
   Platinum Investor FlexDirector                               202 $11.52 $    2,326    0.31%     0.70%      7.05%
   Platinum Investor PLUS                                     8,867  12.63    112,031    0.45%     0.70%      7.05%
   Platinum Investor Survivor                                 9,890   8.17     80,775    0.49%     0.40%      7.37%
   Platinum Investor Survivor II                              6,637  11.76     78,081    0.41%     0.75%      7.00%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           129,022   6.36    820,117    2.12%     0.75%      2.05%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                             --   7.37         --    0.00%     0.35%     13.34%
   Corporate America (reduced surrender charge)                 957  12.83     12,280    0.00%     0.65%     13.01%
   Platinum Investor I & II                                  59,320   7.22    428,152    0.00%     0.75%     12.89%
   Platinum Investor III                                    312,523   7.10  2,219,037    0.00%     0.70%     12.95%
   Platinum Investor IV                                       4,230  11.30     47,791    0.00%     0.70%     12.98%
   Platinum Investor FlexDirector                               536  12.49      6,690    0.00%     0.70%     12.95%
   Platinum Investor PLUS                                    38,696  13.24    512,286    0.00%     0.70%     12.95%
   Platinum Investor Survivor                                27,509   7.35    202,176    0.00%     0.40%     13.29%
   Platinum Investor Survivor II                             10,134  12.14    123,066    0.00%     0.75%     12.89%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                             8,341  13.28    110,794    0.63%     0.75%     17.17%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  12,083  13.38    161,680    1.82%     0.75%      3.11%
   Platinum Investor III                                     39,564  13.40    530,087    1.64%     0.70%      3.17%
   Platinum Investor IV                                      13,581  10.24    139,032    0.00%     0.70%      2.37%
   Platinum Investor FlexDirector                                33  10.92        355    0.00%     0.70%      3.17%
   Platinum Investor PLUS                                     4,273  13.40     57,255    0.64%     0.70%      3.17%
   Platinum Investor Survivor                                   433  13.51      5,853   15.63%     0.40%      3.48%
   Platinum Investor Survivor II                              4,026  13.38     53,866    1.66%     0.75%      3.11%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  12,012  19.08    229,194    1.55%     0.75%     13.46%
   Platinum Investor III                                     89,885  19.11  1,717,343    0.82%     0.70%     13.51%
   Platinum Investor IV                                      14,555  11.60    168,845    0.00%     0.70%     16.01%
   Platinum Investor FlexDirector                                10  12.68        132    0.32%     0.70%     13.51%
   Platinum Investor PLUS                                     8,797  19.11    168,068    0.81%     0.70%     13.51%
   Platinum Investor Survivor                                 4,782  19.26     92,101    0.64%     0.40%     13.85%
   Platinum Investor Survivor II                              3,411  19.08     65,075    1.05%     0.75%     13.46%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                             8,291  12.71    105,365    6.07%     0.75%      1.55%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                            39,631  14.19    562,357    2.58%     0.75%      1.33%
   Corporate America                                          2,227  15.78     35,144    2.82%     0.35%      1.74%
   Corporate America (reduced surrender charge)               5,843  10.46     61,112    2.82%     0.65%      1.43%
   Platinum Investor I & II                                 169,980  15.46  2,627,400    2.82%     0.75%      1.33%
   Platinum Investor III                                    472,070  15.53  7,330,772    2.58%     0.70%      1.38%
   Platinum Investor IV                                      13,415  10.03    134,583    2.25%     0.70%      0.32%
   Platinum Investor FlexDirector                               552  10.52      5,813    2.37%     0.70%      1.38%
   Platinum Investor PLUS                                    34,717  13.11    455,156    2.82%     0.70%      1.38%
   Platinum Investor Survivor                                50,322  15.74    792,015    2.53%     0.40%      1.69%
   Platinum Investor Survivor II                             25,695  13.28    341,190    2.44%     0.75%      1.33%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                          1,293  11.54     14,927    2.65%     0.35%      2.14%
   Platinum Investor I & II                                 102,222  11.31  1,155,888    2.02%     0.75%      1.74%

                                  VL-R - 115

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                      Investment
                                                                   Unit                 Income    Expense    Total
Divisions                                                  Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
PIMCO VIT Short-Term Portfolio - Administrative Class -
  Continued
   Platinum Investor III                                   222,854 $11.33 $ 2,524,319    2.79%     0.70%      1.79%
   Platinum Investor IV                                     12,215  10.16     124,159    2.60%     0.70%      1.64%
   Platinum Investor FlexDirector                            6,204  10.22      63,427    3.13%     0.70%      1.79%
   Platinum Investor PLUS                                   27,436  10.54     289,255    2.63%     0.70%      1.79%
   Platinum Investor Survivor                               32,107  11.51     369,672    2.64%     0.40%      2.09%
   Platinum Investor Survivor II                            29,438  10.63     313,034    2.73%     0.75%      1.74%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           41,035  12.64     518,568    3.37%     0.75%      1.69%
   Corporate America                                            --  13.52          --    3.42%     0.35%      2.09%
   Corporate America (reduced surrender charge)              4,324  10.26      44,383    3.42%     0.65%      1.79%
   Platinum Investor I & II                                304,679  13.24   4,034,932    3.53%     0.75%      1.69%
   Platinum Investor III                                 1,208,514  13.32  16,098,999    4.27%     0.70%      1.74%
   Platinum Investor IV                                     22,535  10.12     228,029    2.96%     0.70%      1.19%
   Platinum Investor FlexDirector                            9,165  10.42      95,488    3.74%     0.70%      1.74%
   Platinum Investor PLUS                                   67,040  11.61     778,460    3.52%     0.70%      1.74%
   Platinum Investor Survivor                               97,859  13.48   1,319,594    4.43%     0.40%      2.04%
   Platinum Investor Survivor II                            93,995  11.71   1,101,055    4.68%     0.75%      1.69%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                217,065  10.77   2,337,632    1.32%     0.75%      5.38%
   Platinum Investor III                                    54,104  10.77     582,964    1.29%     0.70%      5.43%
   Platinum Investor PLUS                                    1,048  10.77      11,287    1.32%     0.70%      5.43%
   Platinum Investor Survivor                               27,282  10.81     294,897    1.32%     0.40%      5.75%
   Platinum Investor Survivor II                               558  10.77       6,012    1.57%     0.75%      5.38%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                         3,402  10.93      37,194    0.00%     0.35%      6.31%
   Platinum Investor I & II                                309,209  10.89   3,366,299    0.00%     0.75%      5.89%
   Platinum Investor III                                   135,246  10.89   1,473,170    0.00%     0.70%      5.94%
   Platinum Investor PLUS                                    5,652  10.89      61,565    0.00%     0.70%      5.94%
   Platinum Investor Survivor                               11,323  10.93     123,729    0.00%     0.40%      6.26%
   Platinum Investor Survivor II                            19,598  10.89     213,357    0.00%     0.75%      5.89%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           13,413  14.03     188,182    7.19%     0.75%      2.28%
   Corporate America                                       453,182  14.39   6,519,762    6.70%     0.35%      2.69%
   Corporate America (reduced surrender charge)              8,287  10.63      88,056    6.70%     0.65%      2.38%
   Platinum Investor I & II                                 69,950  13.55     947,869    6.86%     0.75%      2.28%
   Platinum Investor III                                   165,340  14.52   2,401,485    4.20%     0.70%      2.33%
   Platinum Investor IV                                      4,050  10.11      40,950    0.00%     0.70%      1.10%
   Platinum Investor FlexDirector                              126  10.87       1,369    4.78%     0.70%      2.33%
   Platinum Investor PLUS                                    7,836  13.46     105,479    6.41%     0.70%      2.33%
   Platinum Investor Survivor                                9,432  14.36     135,474    1.64%     0.40%      2.64%
   Platinum Investor Survivor II                             1,832  13.82      25,327    8.15%     0.75%      2.28%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                       557,678  11.80   6,579,575    1.43%     0.35%      4.86%
   Corporate America (reduced surrender charge)             13,093  11.25     147,352    1.43%     0.65%      4.55%
   Platinum Investor I & II                                407,918  12.17   4,966,360    1.59%     0.75%      4.44%
   Platinum Investor III                                   559,533  11.00   6,155,601    1.47%     0.70%      4.50%
   Platinum Investor IV                                     18,263  10.39     189,737    0.00%     0.70%      3.89%
   Platinum Investor FlexDirector                           11,478  11.03     126,565    1.38%     0.70%      4.50%
   Platinum Investor PLUS                                   33,887  12.31     417,233    1.43%     0.70%      4.50%
   Platinum Investor Survivor                               63,377  11.78     746,490    1.71%     0.40%      4.81%

                                  VL-R - 116

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Putnam VT Growth and Income Fund - Class IB - Continued
   Platinum Investor Survivor II                             5,634 $12.07 $   68,027    1.72%     0.75%      4.44%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                            --  12.61         --    1.54%     0.35%     13.70%
   Corporate America (reduced surrender charge)                246  13.04      3,212    1.54%     0.65%     13.36%
   Platinum Investor I & II                                175,186  14.58  2,554,483    0.85%     0.75%     13.25%
   Platinum Investor III                                   176,714  12.91  2,282,174    1.21%     0.70%     13.31%
   Platinum Investor IV                                      8,958  11.32    101,365    0.00%     0.70%     13.15%
   Platinum Investor FlexDirector                              187  12.81      2,390    0.55%     0.70%     13.31%
   Platinum Investor PLUS                                   12,489  15.18    189,541    0.70%     0.70%     13.31%
   Platinum Investor Survivor                               34,596  12.59    435,400    0.87%     0.40%     13.65%
   Platinum Investor Survivor II                             8,453  16.48    139,346    0.78%     0.75%     13.25%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                           19,801  21.04    416,707    0.19%     0.75%      6.23%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                           16,995   6.19    105,252    0.00%     0.75%     11.31%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                           66,242   6.04    399,942    0.59%     0.75%      4.91%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                                  --  10.55         --    2.93%     0.75%      3.90%
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                 21,479  12.49    268,304    0.00%     0.75%      7.93%
   Platinum Investor III                                    43,699  12.51    546,865    0.00%     0.70%      7.98%
   Platinum Investor IV                                      3,453  10.62     36,675    0.00%     0.70%      6.20%
   Platinum Investor PLUS                                    8,418  13.29    111,874    0.00%     0.70%      7.98%
   Platinum Investor Survivor                                  888  12.65     11,239    0.00%     0.40%      8.30%
   Platinum Investor Survivor II                               647  12.49      8,085    0.00%     0.75%      7.93%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                    725  10.84      7,860    3.86%     0.75%      1.14%
   Platinum Investor III                                    64,701  10.86    702,653    2.66%     0.70%      1.19%
   Platinum Investor IV                                      4,063  10.12     41,111    3.69%     0.70%      1.17%
   Platinum Investor PLUS                                   17,524  11.20    196,315    2.60%     0.70%      1.19%
   Platinum Investor Survivor II                             1,541  10.84     16,703    2.73%     0.75%      1.14%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                278,116  11.79  3,279,112    0.47%     0.75%     14.85%
   Platinum Investor III                                    88,812   7.92    703,309    0.46%     0.70%     14.90%
   Platinum Investor IV                                      1,164  11.87     13,815    0.31%     0.70%     18.72%
   Platinum Investor PLUS                                    4,916  12.61     61,991    0.46%     0.70%     14.90%
   Platinum Investor Survivor                               21,789   7.58    165,054    0.46%     0.40%     15.25%
   Platinum Investor Survivor II                               336  11.13      3,735    0.45%     0.75%     14.85%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                 81,303  11.17    908,279    7.18%     0.75%      0.30%
   Platinum Investor III                                    28,540  11.59    330,786    7.30%     0.70%      0.35%
   Platinum Investor IV                                        798   9.99      7,976    1.87%     0.70%     -0.11%
   Platinum Investor FlexDirector                            2,432  10.83     26,347    7.68%     0.70%      0.35%
   Platinum Investor PLUS                                    3,164  12.94     40,952    7.87%     0.70%      0.35%
   Platinum Investor Survivor                               72,980  10.90    795,784   12.17%     0.40%      0.65%
   Platinum Investor Survivor II                             5,458  12.63     68,916    6.29%     0.75%      0.30%
VALIC Company I International Equities Fund
   AG Legacy Plus                                           14,963   9.54    142,691    1.63%     0.75%     16.11%
   Platinum Investor I & II                                 73,508  12.23    899,274    1.66%     0.75%     16.11%

                                  VL-R - 117

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                   Investment
                                                                 Unit                Income    Expense    Total
Divisions                                                 Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
VALIC Company I International Equities Fund - Continued
   Platinum Investor III                                  90,430 $10.59 $  957,210    1.75%     0.70%     16.17%
   Platinum Investor IV                                    1,971  11.57     22,799    1.26%     0.70%     15.68%
   Platinum Investor FlexDirector                            605  13.01      7,871    1.23%     0.70%     16.17%
   Platinum Investor PLUS                                 11,992  13.86    166,203    1.55%     0.70%     16.17%
   Platinum Investor Survivor                             14,245   9.41    133,999    1.75%     0.40%     16.52%
   Platinum Investor Survivor II                           1,326  14.40     19,100    1.73%     0.75%     16.11%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                         22,947  14.33    328,807    0.93%     0.75%     11.36%
   Corporate America                                       5,967  15.63     93,231    0.97%     0.35%     11.81%
   Corporate America (reduced surrender charge)            2,099  12.56     26,356    0.97%     0.65%     11.47%
   Platinum Investor I & II                              375,993  21.25  7,988,267    0.98%     0.75%     11.36%
   Platinum Investor III                                 435,960  13.96  6,087,361    0.98%     0.70%     11.42%
   Platinum Investor IV                                   10,165  11.15    113,354    0.72%     0.70%     11.51%
   Platinum Investor FlexDirector                             37  12.10        451    0.70%     0.70%     11.42%
   Platinum Investor PLUS                                 41,815  14.38    601,133    0.94%     0.70%     11.42%
   Platinum Investor Survivor                             62,602  15.60    976,586    0.99%     0.40%     11.75%
   Platinum Investor Survivor II                          28,083  15.67    440,177    0.94%     0.75%     11.36%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                         28,169  10.72    302,068    3.28%     0.75%      1.96%
   Corporate America                                          --  11.20         --    1.17%     0.35%      2.37%
   Corporate America (reduced surrender charge)            5,751  10.23     58,803    1.17%     0.65%      2.06%
   Legacy Plus                                                --  11.29         --    3.50%     0.75%      1.96%
   Platinum Investor I & II                              753,360  11.82  8,904,036    2.58%     0.75%      1.96%
   Platinum Investor III                                 739,009  10.65  7,869,198    2.87%     0.70%      2.01%
   Platinum Investor IV                                   34,550  10.19    352,032    3.79%     0.70%      1.89%
   Platinum Investor FlexDirector                             --  10.22         --    0.79%     0.70%      2.01%
   Platinum Investor PLUS                                 38,373  10.23    392,587    3.01%     0.70%      2.01%
   Platinum Investor Survivor                            161,850  11.18  1,809,085    3.05%     0.40%      2.32%
   Platinum Investor Survivor II                         474,926  10.25  4,867,384    2.82%     0.75%      1.96%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                              208,009   4.87  1,013,403    0.13%     0.75%      0.49%
   Platinum Investor III                                 500,610   4.79  2,397,938    0.13%     0.70%      0.54%
   Platinum Investor IV                                    1,478  10.63     15,709    0.08%     0.70%      6.28%
   Platinum Investor FlexDirector                             72  10.84        785    0.10%     0.70%      0.54%
   Platinum Investor PLUS                                 16,202  13.73    222,513    0.14%     0.70%      0.54%
   Platinum Investor Survivor                             12,264   4.96     60,838    0.08%     0.40%      0.84%
   Platinum Investor Survivor II                          52,347  10.33    540,517    0.14%     0.75%      0.49%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                               74,475   4.05    301,637    0.00%     0.75%      2.56%
   Platinum Investor III                                 200,266   4.02    804,835    0.00%     0.70%      2.61%
   Platinum Investor IV                                    1,452  10.62     15,422    0.00%     0.70%      6.23%
   Platinum Investor FlexDirector                             77  10.22        786    0.00%     0.70%      2.61%
   Platinum Investor PLUS                                  3,768  12.46     46,935    0.00%     0.70%      2.61%
   Platinum Investor Survivor                             17,472   4.12     72,057    0.00%     0.40%      2.92%
   Platinum Investor Survivor II                           1,543   9.34     14,413    0.00%     0.75%      2.56%
VALIC Company I Small Cap Index Fund
   Corporate America                                         211  13.99      2,943    0.95%     0.35%      3.90%
   Platinum Investor I & II                              132,028  13.70  1,808,759    0.88%     0.75%      3.49%
   Platinum Investor III                                 231,947  13.50  3,130,218    0.93%     0.70%      3.54%
   Platinum Investor IV                                    8,875  10.63     94,331    0.68%     0.70%      6.28%

                                  VL-R - 118

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                   Investment
                                                                Unit                 Income    Expense    Total
Divisions                                               Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor FlexDirector                            86 $11.36 $       979    0.74%     0.70%      3.54%
   Platinum Investor PLUS                                26,561  14.27     379,123    0.77%     0.70%      3.54%
   Platinum Investor Survivor                            12,269  13.95     171,149    0.92%     0.40%      3.85%
   Platinum Investor Survivor II                          4,667  15.34      71,610    1.03%     0.75%      3.49%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                        85,120   8.66     737,309    1.38%     0.75%      3.78%
   Corporate America                                      6,813   8.71      59,349    1.48%     0.35%      4.20%
   Corporate America (reduced surrender charge)           4,844  11.25      54,477    1.48%     0.65%      3.88%
   Platinum Investor I & II                           1,273,723  11.87  15,117,163    1.47%     0.75%      3.78%
   Platinum Investor III                              1,790,096   8.99  16,086,446    1.49%     0.70%      3.83%
   Platinum Investor IV                                  15,431  10.42     160,853    1.03%     0.70%      4.24%
   Platinum Investor FlexDirector                         8,262  10.95      90,468    1.38%     0.70%      3.83%
   Platinum Investor PLUS                               107,062  12.31   1,318,403    1.54%     0.70%      3.83%
   Platinum Investor Survivor                           377,870   8.70   3,286,369    1.46%     0.40%      4.14%
   Platinum Investor Survivor II                         32,344  11.46     370,556    1.75%     0.75%      3.78%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                        11,386   5.09      57,942    0.25%     0.75%      7.13%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        12,089  13.26     160,256    4.10%     0.75%      2.77%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             256,301  13.03   3,339,226    0.86%     0.75%      9.17%
   Platinum Investor III                                426,793  13.05   5,570,693    1.38%     0.70%      9.22%
   Platinum Investor IV                                  18,660  10.86     202,726    0.00%     0.70%      8.64%
   Platinum Investor FlexDirector                           615  11.82       7,272    1.89%     0.70%      9.22%
   Platinum Investor PLUS                                21,097  13.30     280,565    0.99%     0.70%      9.22%
   Platinum Investor Survivor                            32,202  13.20     424,960    1.50%     0.40%      9.55%
   Platinum Investor Survivor II                         16,415  13.03     213,863    0.59%     0.75%      9.17%
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)           1,604  10.53      16,886    0.00%     0.65%      2.09%
   Platinum Investor I & II                              84,057  13.01   1,093,916    8.12%     0.75%      1.99%
   Platinum Investor III                                257,084  13.12   3,373,341    5.78%     0.70%      2.04%
   Platinum Investor IV                                  10,483  10.13     106,234    0.00%     0.70%      1.34%
   Platinum Investor FlexDirector                            47  10.88         515    4.15%     0.70%      2.04%
   Platinum Investor PLUS                                27,827  12.62     351,119    6.71%     0.70%      2.04%
   Platinum Investor Survivor                            16,323  13.25     216,306    3.51%     0.40%      2.34%
   Platinum Investor Survivor II                          5,483  12.90      70,762   11.75%     0.75%      1.99%
Vanguard VIF REIT Index Portfolio
   Corporate America                                        783  24.63      19,276    1.88%     0.35%     11.45%
   Corporate America (reduced surrender charge)           1,006  12.87      12,942    1.88%     0.65%     11.11%
   Platinum Investor I & II                             116,855  24.13   2,819,784    2.52%     0.75%     11.00%
   Platinum Investor III                                289,714  24.15   6,996,982    2.53%     0.70%     11.06%
   Platinum Investor IV                                  25,262  11.55     291,840    0.00%     0.70%     15.52%
   Platinum Investor FlexDirector                         5,355  13.44      71,970    2.89%     0.70%     11.06%
   Platinum Investor PLUS                                37,885  18.17     688,310    2.23%     0.70%     11.06%
   Platinum Investor Survivor                            25,808  24.57     634,112    2.54%     0.40%     11.39%
   Platinum Investor Survivor II                         24,601  21.03     517,271    2.76%     0.75%     11.00%

                                  VL-R - 119

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            24,949 $ 8.04 $  200,562    0.74%     0.75%     23.08%
   Corporate America                                          7,229   7.78     56,259    0.70%     0.35%     23.57%
   Corporate America (reduced surrender charge)                 679  11.67      7,918    0.70%     0.65%     16.65%
   Platinum Investor I & II                                 322,093  11.13  3,583,368    0.64%     0.75%     23.08%
   Platinum Investor III                                    303,164   9.34  2,832,247    0.86%     0.70%     23.14%
   Platinum Investor PLUS                                     9,886  12.93    127,771    0.84%     0.70%     23.14%
   Platinum Investor Survivor                                67,704   7.77    526,286    0.75%     0.40%     23.51%
   Platinum Investor Survivor II                             16,895  13.54    228,742    1.10%     0.75%     23.08%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                          5,835   6.24     36,396    0.46%     0.35%      5.40%
   Platinum Investor I & II                                 850,688   9.94  8,454,221    0.46%     0.75%      4.98%
   Platinum Investor III                                    499,376   7.39  3,690,457    0.49%     0.70%      5.03%
   Platinum Investor FlexDirector                               204  10.20      2,077    0.01%     0.70%      1.98%
   Platinum Investor PLUS                                    16,704  10.72    179,141    0.59%     0.70%      5.03%
   Platinum Investor Survivor                               116,072   6.23    723,141    0.47%     0.40%      5.35%
   Platinum Investor Survivor II                              7,228   9.24     66,822    0.59%     0.75%      4.98%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                      98  12.94      1,274    0.00%     0.75%      7.38%
   Platinum Investor III                                     32,709  12.95    423,493    0.00%     0.70%      7.43%
   Platinum Investor PLUS                                     9,034  12.95    116,963    0.00%     0.70%      7.43%
   Platinum Investor Survivor                                   150  13.01      1,949    0.00%     0.40%      7.76%
   Platinum Investor Survivor II                                128  12.94      1,657    0.00%     0.75%      7.38%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor I & II                                   8,879  15.23    135,202    0.00%     0.75%     12.20%
   Platinum Investor III                                     44,400  15.24    676,660    0.00%     0.70%     12.25%
   Platinum Investor FlexDirector                             5,687  10.64     60,491    0.00%     0.70%      6.37%
   Platinum Investor PLUS                                     6,756  15.24    102,960    0.00%     0.70%     12.25%
   Platinum Investor Survivor                                   245  15.32      3,755    0.00%     0.40%     12.59%
   Platinum Investor Survivor II                                930  15.23     14,167    0.00%     0.75%     12.20%
American Century VP Value Fund - Class I
   AG Legacy Plus                                            34,128  16.83    574,449    0.90%     0.75%     13.48%
   Corporate America                                          2,990  15.46     46,225    1.19%     0.35%     13.93%
   Corporate America (reduced surrender charge)                  --  10.74         --    0.00%     0.65%      0.00%
   Platinum Investor I & II                                 232,577  15.21  3,536,470    0.95%     0.75%     13.48%
   Platinum Investor III                                    526,802  15.12  7,963,343    0.86%     0.70%     13.54%
   Platinum Investor FlexDirector                                31  10.82        339    0.00%     0.70%      8.25%
   Platinum Investor PLUS                                    39,732  12.81    508,822    0.74%     0.70%     13.54%
   Platinum Investor Survivor                                32,550  15.43    502,214    0.97%     0.40%     13.88%
   Platinum Investor Survivor II                            100,250  13.39  1,342,791    0.80%     0.75%     13.48%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                  70,710   8.18    578,349    0.00%     0.75%     10.04%
   Platinum Investor III                                    139,946   8.01  1,121,164    0.00%     0.70%     10.10%
   Platinum Investor FlexDirector                             4,723  10.13     47,865    0.00%     0.70%      1.34%
   Platinum Investor PLUS                                     8,424  12.79    107,735    0.00%     0.70%     10.10%
   Platinum Investor Survivor                                 2,799   8.30     23,229    0.00%     0.40%     10.43%
   Platinum Investor Survivor II                              1,275  12.12     15,451    0.00%     0.75%     10.04%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                  73,512  12.16    893,684    0.38%     0.75%     13.62%
   Platinum Investor III                                    204,536  11.96  2,445,717    0.42%     0.70%     13.68%

                                  VL-R - 120

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Divisions                                                         Units   Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- --------- ------ ---------- ---------- --------- ----------
Dreyfus IP MidCap Stock Portfolio - Initial Shares - Continued
   Platinum Investor FlexDirector                                       1 $10.87 $       16    0.63%     0.70%      8.66%
   Platinum Investor PLUS                                          16,660  12.56    209,222    0.45%     0.70%     13.68%
   Platinum Investor Survivor                                      17,825  12.34    219,877    0.38%     0.40%     14.02%
   Platinum Investor Survivor II                                    5,689  13.76     78,254    0.43%     0.75%     13.62%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                               11,224  11.52    129,279    0.19%     0.35%     10.95%
   Platinum Investor I & II                                       375,824  13.92  5,230,135    0.20%     0.75%     10.51%
   Platinum Investor III                                          445,399  10.72  4,775,432    0.21%     0.70%     10.56%
   Platinum Investor PLUS                                          27,075  11.57    313,377    0.25%     0.70%     10.56%
   Platinum Investor Survivor                                      63,847  11.50    734,526    0.21%     0.40%     10.90%
   Platinum Investor Survivor II                                   58,627  12.58    737,356    0.23%     0.75%     10.51%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                6,905  13.36     92,230    4.03%     0.35%      3.01%
   Platinum Investor I & II                                       311,327  13.33  4,150,241    4.03%     0.75%      2.60%
   Platinum Investor III                                          253,777  12.63  3,204,132    4.15%     0.70%      2.65%
   Platinum Investor PLUS                                          17,726  11.19    198,410    4.24%     0.70%      2.65%
   Platinum Investor Survivor                                      25,471  13.34    339,808    4.25%     0.40%      2.96%
   Platinum Investor Survivor II                                    7,145  11.24     80,289    4.21%     0.75%      2.60%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                  20,658  10.69    220,876    2.06%     0.75%      4.39%
   Platinum Investor I & II                                       203,845  10.18  2,074,624    2.45%     0.75%      4.39%
   Platinum Investor III                                          208,895  10.16  2,121,544    2.09%     0.70%      4.44%
   Platinum Investor PLUS                                          17,720  11.61    205,736    1.51%     0.70%      4.44%
   Platinum Investor Survivor                                       9,381  10.33     96,879    2.46%     0.40%      4.76%
   Platinum Investor Survivor II                                   10,659  11.34    120,837    2.09%     0.75%      4.39%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                  42,128  12.40    522,390    0.19%     0.75%     14.30%
   Corporate America                                                3,812  11.05     42,136    0.23%     0.35%     14.76%
   Platinum Investor I & II                                       379,667  10.87  4,127,445    0.18%     0.75%     14.30%
   Platinum Investor III                                          906,499  10.73  9,726,130    0.18%     0.70%     14.36%
   Platinum Investor FlexDirector                                     321  10.95      3,516    0.00%     0.70%      9.52%
   Platinum Investor PLUS                                          71,987  12.84    924,266    0.13%     0.70%     14.36%
   Platinum Investor Survivor                                      76,772  11.03    846,864    0.16%     0.40%     14.70%
   Platinum Investor Survivor II                                   31,607  13.54    427,829    0.10%     0.75%     14.30%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                  63,754  11.02    702,770    1.29%     0.75%     10.40%
   Corporate America                                               19,433  11.33    220,183    1.33%     0.35%     10.84%
   Corporate America (reduced surrender charge)                       714  10.81      7,720    1.33%     0.65%      8.09%
   Platinum Investor I & II                                       370,900  11.14  4,133,032    1.26%     0.75%     10.40%
   Platinum Investor III                                          877,982  11.16  9,797,110    1.24%     0.70%     10.46%
   Platinum Investor FlexDirector                                     620  10.62      6,583    0.00%     0.70%      6.24%
   Platinum Investor PLUS                                          53,918  12.02    647,840    1.03%     0.70%     10.46%
   Platinum Investor Survivor                                     107,323  11.31  1,213,488    1.21%     0.40%     10.79%
   Platinum Investor Survivor II                                   49,011  12.19    597,443    1.07%     0.75%     10.40%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                  28,730   8.12    233,262    0.12%     0.75%      2.35%
   Corporate America                                                5,424   6.91     37,464    0.13%     0.35%      2.76%
   Corporate America (reduced surrender charge)                       253  10.71      2,709    0.13%     0.65%      7.06%
   Platinum Investor I & II                                       345,944   6.79  2,349,941    0.13%     0.75%      2.35%
   Platinum Investor III                                        1,039,582   6.73  6,997,775    0.12%     0.70%      2.40%

                                  VL-R - 121

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                           Investment
                                                                        Unit                 Income    Expense    Total
Divisions                                                        Units  Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------- ------ ----------- ---------- --------- ----------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Platinum Investor FlexDirector                                 7,404 $ 9.75 $    72,173    0.00%     0.70%     -2.52%
   Platinum Investor PLUS                                        82,830  10.83     897,299    0.08%     0.70%      2.40%
   Platinum Investor Survivor                                    76,126   6.89     524,713    0.12%     0.40%      2.71%
   Platinum Investor Survivor II                                 38,957   9.63     375,246    0.12%     0.75%      2.35%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor I & II                                      16,744  17.32     289,966    0.00%     0.75%     23.73%
   Platinum Investor III                                         38,471  17.33     666,778    0.00%     0.70%     23.79%
   Platinum Investor FlexDirector                                   288  11.59       3,338    0.00%     0.70%     15.86%
   Platinum Investor PLUS                                         6,345  17.33     109,964    0.00%     0.70%     23.79%
   Platinum Investor Survivor                                     1,816  17.42      31,630    0.00%     0.40%     24.16%
   Platinum Investor Survivor II                                    989  17.32      17,124    0.00%     0.75%     23.73%
Franklin Templeton Franklin Small Cap Fund - Class 2
   AG Legacy Plus                                                22,445   7.01     157,376    0.00%     0.75%     10.64%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   Corporate America (reduced surrender charge)                     463  11.29       5,231    0.00%     0.65%     12.87%
   Platinum Investor I & II                                      12,505  16.30     203,817    0.24%     0.75%     22.82%
   Platinum Investor III                                         40,911  16.31     667,374    0.17%     0.70%     22.88%
   Platinum Investor FlexDirector                                   175  11.66       2,046    0.00%     0.70%     16.59%
   Platinum Investor PLUS                                        12,431  16.31     202,794    0.12%     0.70%     22.88%
   Platinum Investor Survivor                                     5,233  16.39      85,788    0.09%     0.40%     23.25%
   Platinum Investor Survivor II                                    502  16.30       8,175    0.18%     0.75%     22.82%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                      16,861  11.39     191,999    3.63%     0.75%      2.70%
   Platinum Investor III                                        945,822  11.40  10,786,424    5.06%     0.70%      2.75%
   Platinum Investor PLUS                                        38,284  11.03     422,331    5.20%     0.70%      2.75%
   Platinum Investor Survivor                                       633  11.51       7,288    0.00%     0.40%      3.06%
   Platinum Investor Survivor II                                  5,867  11.39      66,809    4.55%     0.75%      2.70%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                      54,608  12.16     664,214    0.92%     0.75%     11.79%
   Platinum Investor III                                        539,268  12.18   6,569,138    0.74%     0.70%     11.85%
   Platinum Investor FlexDirector                                   312  10.73       3,345    0.00%     0.70%      7.29%
   Platinum Investor PLUS                                        19,639  11.98     235,235    0.70%     0.70%     11.85%
   Platinum Investor Survivor                                     1,777  12.29      21,841    0.87%     0.40%     12.18%
   Platinum Investor Survivor II                                 18,978  12.16     230,842    0.74%     0.75%     11.79%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                18,777   9.92     186,284    1.11%     0.75%     17.64%
   Platinum Investor I & II                                     123,981  12.42   1,539,261    1.04%     0.75%     17.64%
   Platinum Investor III                                        685,074  12.43   8,518,121    1.00%     0.70%     17.70%
   Platinum Investor FlexDirector                                   437  11.10       4,852    0.00%     0.70%     11.04%
   Platinum Investor PLUS                                        14,282  12.02     171,694    0.97%     0.70%     17.70%
   Platinum Investor Survivor                                    19,552  12.55     245,299    0.68%     0.40%     18.06%
   Platinum Investor Survivor II                                 48,400  12.42     600,897    0.90%     0.75%     17.64%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                      13,994   9.26     129,523    0.69%     0.75%      8.27%
   Platinum Investor III                                         14,378   9.27     133,348    0.67%     0.70%      8.33%
   Platinum Investor PLUS                                           113  11.33       1,284    0.70%     0.70%      8.33%
   Platinum Investor Survivor                                   703,774   9.39   6,607,533    0.69%     0.40%      8.65%
   Platinum Investor Survivor II                                185,421   9.83   1,823,417    0.68%     0.75%      8.27%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America                                              3,189   8.02      25,585    0.82%     0.35%     18.27%

                                  VL-R - 122

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                        Units   Value  Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ---------- ---------- --------- ----------
Janus Aspen International Growth Portfolio - Service Shares -
  Continued
   Platinum Investor I & II                                      115,724 $ 7.89 $  913,122    0.96%     0.75%     17.80%
   Platinum Investor III                                         229,457   7.84  1,798,205    0.86%     0.70%     17.86%
   Platinum Investor FlexDirector                                 12,784  10.87    139,004    0.67%     0.70%      8.73%
   Platinum Investor PLUS                                          7,613  12.56     95,613    0.87%     0.70%     17.86%
   Platinum Investor Survivor                                     31,781   8.01    254,455    0.78%     0.40%     18.21%
   Platinum Investor Survivor II                                   4,427  12.40     54,914    0.83%     0.75%     17.80%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                 486   5.40      2,624    0.00%     0.35%     20.05%
   Platinum Investor I & II                                       52,125   5.31    276,772    0.00%     0.75%     19.58%
   Platinum Investor III                                         402,410   5.18  2,084,632    0.00%     0.70%     19.63%
   Platinum Investor PLUS                                          8,596  13.54    116,353    0.00%     0.70%     19.63%
   Platinum Investor Survivor                                     26,338   5.39    141,904    0.00%     0.40%     19.99%
   Platinum Investor Survivor II                                   1,788  12.08     21,605    0.00%     0.75%     19.58%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                               9,360   6.60     61,819    0.90%     0.35%      4.16%
   Platinum Investor I & II                                      125,130   6.50    812,781    0.89%     0.75%      3.75%
   Platinum Investor III                                         367,344   6.44  2,365,764    0.94%     0.70%      3.80%
   Platinum Investor PLUS                                         12,476  10.28    128,308    1.00%     0.70%      3.80%
   Platinum Investor Survivor                                     37,089   6.59    244,452    0.87%     0.40%      4.11%
   Platinum Investor Survivor II                                  41,215   9.85    405,949    0.92%     0.75%      3.75%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                        1,976  14.86     29,370    0.28%     0.75%     20.15%
   Platinum Investor III                                          27,069  14.87    402,580    0.21%     0.70%     20.22%
   Platinum Investor PLUS                                          4,533  14.87     67,410    0.07%     0.70%     20.22%
   Platinum Investor Survivor                                        207  14.95      3,088    0.00%     0.40%     20.58%
   Platinum Investor Survivor II                                     485  14.86      7,201    0.24%     0.75%     20.15%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                       40,867  11.41    466,324    0.00%     0.75%     26.22%
   Platinum Investor III                                         104,066  11.23  1,168,558    0.00%     0.70%     26.28%
   Platinum Investor PLUS                                          5,929  13.98     82,890    0.00%     0.70%     26.28%
   Platinum Investor Survivor                                      1,835  11.58     21,241    0.00%     0.40%     26.66%
   Platinum Investor Survivor II                                   3,146  14.66     46,129    0.00%     0.75%     26.22%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                                  --   6.79         --    0.72%     0.35%     12.07%
   Platinum Investor I & II                                      113,938   6.67    760,376    0.35%     0.75%     11.62%
   Platinum Investor III                                         415,444   6.74  2,798,020    0.33%     0.70%     11.68%
   Platinum Investor FlexDirector                                    173  10.58      1,832    0.00%     0.70%      5.78%
   Platinum Investor PLUS                                         33,139  11.34    375,934    0.28%     0.70%     11.68%
   Platinum Investor Survivor                                     36,766   6.77    248,968    0.32%     0.40%     12.01%
   Platinum Investor Survivor II                                   3,156  10.33     32,620    0.39%     0.75%     11.62%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                                  9,619  10.72    103,163    0.00%     0.75%     12.12%
   Corporate America                                               1,040   4.95      5,148    0.00%     0.35%     12.56%
   Corporate America (reduced surrender charge)                      920  11.38     10,472    0.00%     0.65%     13.78%
   Platinum Investor I & II                                      706,671  10.44  7,378,706    0.00%     0.75%     12.12%
   Platinum Investor III                                       1,024,961   5.53  5,666,609    0.00%     0.70%     12.17%
   Platinum Investor FlexDirector                                    197  10.52      2,070    0.00%     0.70%      5.25%
   Platinum Investor PLUS                                         29,670  11.64    345,413    0.00%     0.70%     12.17%
   Platinum Investor Survivor                                    168,768   4.94    834,232    0.00%     0.40%     12.51%
   Platinum Investor Survivor II                                  32,210  10.01    322,533    0.00%     0.75%     12.12%

                                  VL-R - 123

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                            16,207 $ 7.83 $  126,844    0.00%     0.75%      5.72%
   Corporate America                                          2,716   8.52     23,152    0.00%     0.35%      6.15%
   Platinum Investor I & II                                  88,892   8.38    745,230    0.00%     0.75%      5.72%
   Platinum Investor III                                    266,177   8.21  2,185,903    0.00%     0.70%      5.78%
   Platinum Investor FlexDirector                               256   9.96      2,551    0.00%     0.70%     -0.45%
   Platinum Investor PLUS                                    16,920  11.16    188,768    0.00%     0.70%      5.78%
   Platinum Investor Survivor                                10,480   8.51     89,153    0.00%     0.40%      6.09%
   Platinum Investor Survivor II                              8,483  10.75     91,201    0.00%     0.75%      5.72%
MFS VIT Research Series - Initial Class
   Corporate America                                          3,158   7.62     24,069    1.02%     0.35%     15.45%
   Platinum Investor I & II                                  48,222   7.50    361,482    1.09%     0.75%     14.98%
   Platinum Investor III                                    159,378   7.47  1,190,107    0.98%     0.70%     15.04%
   Platinum Investor FlexDirector                               106  10.76      1,145    0.00%     0.70%      7.60%
   Platinum Investor PLUS                                     6,148  11.80     72,553    0.87%     0.70%     15.04%
   Platinum Investor Survivor                                 9,692   7.61     73,719    1.08%     0.40%     15.39%
   Platinum Investor Survivor II                              5,340  10.99     58,713    0.86%     0.75%     14.98%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           146,574   6.23    912,934    1.62%     0.75%     10.49%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                          1,789   6.50     11,630    0.00%     0.35%     15.90%
   Corporate America (reduced surrender charge)                 233  11.35      2,641    0.00%     0.65%     13.51%
   Platinum Investor I & II                                  59,627   6.39    381,211    0.00%     0.75%     15.44%
   Platinum Investor III                                    288,190   6.29  1,811,647    0.00%     0.70%     15.50%
   Platinum Investor FlexDirector                               166  11.06      1,834    0.00%     0.70%     10.58%
   Platinum Investor PLUS                                    28,648  11.72    335,784    0.00%     0.70%     15.50%
   Platinum Investor Survivor                                27,565   6.49    178,820    0.00%     0.40%     15.84%
   Platinum Investor Survivor II                              7,849  10.76     84,431    0.00%     0.75%     15.44%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                            12,141  11.34    137,643    0.01%     0.75%     18.09%
Oppenheimer Balanced Fund/VA - Non-Service Shares *
   Platinum Investor I & II                                   2,395  12.98     31,076    1.98%     0.75%      9.28%
   Platinum Investor III                                     29,690  12.99    385,585    0.45%     0.70%      9.33%
   Platinum Investor PLUS                                    14,439  12.99    187,517    1.68%     0.70%      9.33%
   Platinum Investor Survivor                                   433  13.05      5,656    0.99%     0.40%      9.66%
   Platinum Investor Survivor II                              3,870  12.98     50,218    0.90%     0.75%      9.28%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                   4,798  16.82     80,687    0.83%     0.75%     18.27%
   Platinum Investor III                                     51,328  16.83    863,930    0.82%     0.70%     18.33%
   Platinum Investor FlexDirector                                 2  11.17         24    0.00%     0.70%     11.74%
   Platinum Investor PLUS                                     5,613  16.83     94,470    0.18%     0.70%     18.33%
   Platinum Investor Survivor                                 2,375  16.92     40,174    1.20%     0.40%     18.69%
   Platinum Investor Survivor II                                378  16.82      6,364    1.49%     0.75%     18.27%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                             8,004  12.51    100,163    6.11%     0.75%      8.15%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                            47,824  14.00    669,702    0.99%     0.75%      8.11%
   Corporate America                                          2,327  15.51     36,096    0.91%     0.35%      8.54%
   Corporate America (reduced surrender charge)                 753  10.31      7,759    0.91%     0.65%      3.11%
   Platinum Investor I & II                                 119,851  15.25  1,828,190    0.99%     0.75%      8.11%
   Platinum Investor III                                    561,931  15.32  8,607,213    1.05%     0.70%      8.16%

                                  VL-R - 124

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                    Investment
                                                                  Unit                Income    Expense    Total
Divisions                                                  Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
PIMCO VIT Real Return Portfolio - Administrative Class -
  Continued
   Platinum Investor FlexDirector                             298 $10.38 $    3,095    1.06%     0.70%      3.79%
   Platinum Investor PLUS                                  30,515  12.93    394,609    1.02%     0.70%      8.16%
   Platinum Investor Survivor                              65,768  15.48  1,017,948    0.99%     0.40%      8.48%
   Platinum Investor Survivor II                           36,406  13.10    477,063    0.96%     0.75%      8.11%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                       21,965  11.30    248,233    1.37%     0.35%      0.95%
   Platinum Investor I & II                               220,025  11.11  2,445,451    1.30%     0.75%      0.54%
   Platinum Investor III                                  210,849  11.13  2,346,366    1.34%     0.70%      0.60%
   Platinum Investor FlexDirector                           4,059  10.04     40,769    1.29%     0.70%      0.44%
   Platinum Investor PLUS                                  14,162  10.36    146,681    1.31%     0.70%      0.60%
   Platinum Investor Survivor                              40,126  11.28    452,530    1.70%     0.40%      0.90%
   Platinum Investor Survivor II                           30,365  10.45    317,371    1.25%     0.75%      0.54%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                          38,594  12.43    479,631    1.93%     0.75%      4.11%
   Corporate America                                        8,965  13.24    118,722    1.93%     0.35%      4.53%
   Platinum Investor I & II                               248,730  13.02  3,239,319    1.90%     0.75%      4.11%
   Platinum Investor III                                  468,339  13.09  6,132,293    1.91%     0.70%      4.16%
   Platinum Investor FlexDirector                           6,295  10.24     64,463    1.65%     0.70%      2.40%
   Platinum Investor PLUS                                  47,130  11.41    537,919    1.83%     0.70%      4.16%
   Platinum Investor Survivor                              46,766  13.21    617,992    1.77%     0.40%      4.47%
   Platinum Investor Survivor II                           58,228  11.52    670,760    1.81%     0.75%      4.11%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                               242,349  10.22  2,476,631    0.00%     0.75%      2.19%
   Platinum Investor III                                   55,443  10.22    566,601    0.00%     0.70%      2.20%
   Platinum Investor PLUS                                     998  10.22     10,195    0.00%     0.70%      2.20%
   Platinum Investor Survivor                              28,172  10.22    287,951    0.00%     0.40%      2.21%
   Platinum Investor Survivor II                              388  10.22      3,963    0.00%     0.75%      2.19%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                        3,474  10.28     35,720    0.00%     0.35%      2.83%
   Platinum Investor I & II                               347,832  10.28  3,576,078    0.00%     0.75%      2.81%
   Platinum Investor III                                  137,933  10.28  1,418,142    0.00%     0.70%      2.81%
   Platinum Investor PLUS                                   4,979  10.28     51,195    0.00%     0.70%      2.81%
   Platinum Investor Survivor                              14,319  10.28    147,243    0.00%     0.40%      2.83%
   Platinum Investor Survivor II                           39,326  10.28    404,315    0.00%     0.75%      2.81%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                          12,958  13.72    177,740    8.10%     0.75%      8.39%
   Corporate America                                      396,103  14.01  5,549,288    8.00%     0.35%      8.82%
   Platinum Investor I & II                                60,463  13.25    801,033    8.55%     0.75%      8.39%
   Platinum Investor III                                   62,541  14.19    887,670    8.73%     0.70%      8.44%
   Platinum Investor FlexDirector                              65  10.63        689    0.00%     0.70%      6.27%
   Platinum Investor PLUS                                   6,150  13.15     80,902    7.70%     0.70%      8.44%
   Platinum Investor Survivor                               1,282  13.99     17,943    4.60%     0.40%      8.77%
   Platinum Investor Survivor II                            1,337  13.51     18,073   11.52%     0.75%      8.39%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                      499,841  11.25  5,623,805    1.35%     0.35%     10.72%
   Platinum Investor I & II                               491,902  11.66  5,734,037    1.53%     0.75%     10.28%
   Platinum Investor III                                  524,351  10.53  5,520,350    1.50%     0.70%     10.34%
   Platinum Investor FlexDirector                           9,148  10.55     96,528    0.00%     0.70%      5.52%
   Platinum Investor PLUS                                  26,657  11.78    314,093    1.26%     0.70%     10.34%
   Platinum Investor Survivor                              66,114  11.24    743,001    1.40%     0.40%     10.67%

                                  VL-R - 125

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Putnam VT Growth and Income Fund - Class IB - Continued
   Platinum Investor Survivor II                             4,481 $11.56 $   51,804    1.48%     0.75%     10.28%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                         2,293  11.09     25,426    0.85%     0.35%     20.56%
   Platinum Investor I & II                                204,673  12.88  2,635,270    1.20%     0.75%     20.08%
   Platinum Investor III                                   191,264  11.40  2,179,999    1.28%     0.70%     20.14%
   Platinum Investor FlexDirector                              112  11.31      1,269    0.00%     0.70%     13.08%
   Platinum Investor PLUS                                    8,737  13.39    117,028    0.86%     0.70%     20.14%
   Platinum Investor Survivor                               37,612  11.07    416,520    1.18%     0.40%     20.50%
   Platinum Investor Survivor II                             7,551  14.56    109,912    1.49%     0.75%     20.08%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                           25,092  19.81    497,060    0.34%     0.75%     25.27%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                           15,137   5.56     84,219    0.00%     0.75%     17.72%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                           57,401   5.76    330,363    0.24%     0.75%      4.25%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                                     --   9.17         --    2.18%     0.75%      4.59%
   Platinum Investor III                                        --   8.00         --    2.43%     0.70%      4.64%
   Platinum Investor PLUS                                       --  10.96         --    2.43%     0.70%      4.64%
   Platinum Investor Survivor                                   --   7.68         --    2.59%     0.40%      4.94%
   Platinum Investor Survivor II                                --   9.67         --    4.87%     0.75%      4.59%
Safeco RST Growth Opportunities Portfolio
   Corporate America                                            --  10.51         --    0.00%     0.35%     18.54%
   Platinum Investor I & II                                     --  10.26         --    0.00%     0.75%     18.09%
   Platinum Investor III                                        --  10.98         --    0.00%     0.70%     18.15%
   Platinum Investor PLUS                                       --  11.86         --    0.00%     0.70%     18.15%
   Platinum Investor Survivor                                   --  10.50         --    0.00%     0.40%     18.48%
   Platinum Investor Survivor II                                --  12.30         --    0.00%     0.75%     18.09%
Scudder VIT EAFE Equity Index Fund - Class A
   Legacy Plus                                                  --   9.81         --    0.00%     0.75%     18.18%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                               1,857  10.15     18,849    1.05%     0.75%      9.77%
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                  7,269  11.57     84,137    0.00%     0.75%     15.91%
   Platinum Investor III                                    29,137  11.59    337,687    0.00%     0.70%     15.97%
   Platinum Investor PLUS                                    6,198  12.31     76,281    0.00%     0.70%     15.97%
   Platinum Investor Survivor                                1,019  11.68     11,899    0.00%     0.40%     16.32%
   Platinum Investor Survivor II                               448  11.57      5,190    0.00%     0.75%     15.91%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                    247  10.72      2,648    1.65%     0.75%      5.98%
   Platinum Investor III                                    52,736  10.73    565,994    1.80%     0.70%      6.03%
   Platinum Investor PLUS                                   13,740  11.07    152,117    1.70%     0.70%      6.03%
   Platinum Investor Survivor II                             1,250  10.72     13,403    1.57%     0.75%      5.98%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                288,941  10.27  2,966,331    0.17%     0.75%      6.97%
   Platinum Investor III                                    79,302   6.89    546,540    0.18%     0.70%      7.02%
   Platinum Investor PLUS                                    4,155  10.98     45,596    0.19%     0.70%      7.02%
   Platinum Investor Survivor                               23,521   6.57    154,598    0.17%     0.40%      7.34%
   Platinum Investor Survivor II                               219   9.69      2,122    0.12%     0.75%      6.97%

                                  VL-R - 126

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                               Investment
                                                            Unit                 Income    Expense    Total
Divisions                                           Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------  --------- ------ ----------- ---------- --------- ----------
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                          93,804 $11.14 $ 1,044,759    5.86%     0.75%      8.67%
   Platinum Investor III                             28,634  11.55     330,711    6.14%     0.70%      8.72%
   Platinum Investor FlexDirector                     1,735  10.79      18,729    0.00%     0.70%      7.94%
   Platinum Investor PLUS                             2,194  12.90      28,302    5.96%     0.70%      8.72%
   Platinum Investor Survivor                        24,176  10.83     261,899    6.03%     0.40%      9.05%
   Platinum Investor Survivor II                      4,234  12.59      53,299    5.42%     0.75%      8.67%
VALIC Company I International Equities Fund
   AG Legacy Plus                                    20,142   8.21     165,429    1.50%     0.75%     16.98%
   Platinum Investor I & II                          70,577  10.54     743,609    1.09%     0.75%     16.98%
   Platinum Investor III                             86,492   9.11     788,095    1.37%     0.70%     17.03%
   Platinum Investor FlexDirector                       349  11.20       3,911    0.09%     0.70%     12.00%
   Platinum Investor PLUS                             8,032  11.93      95,823    1.49%     0.70%     17.03%
   Platinum Investor Survivor                        13,559   8.07     109,465    1.43%     0.40%     17.39%
   Platinum Investor Survivor II                      1,307  12.40      16,207    1.14%     0.75%     16.98%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                    24,611  12.87     316,673    0.81%     0.75%     15.18%
   Corporate America                                  6,003  13.98      83,891    0.79%     0.35%     15.64%
   Corporate America (reduced surrender charge)         704  11.26       7,926    0.79%     0.65%     12.64%
   Platinum Investor I & II                         396,205  19.08   7,558,938    0.79%     0.75%     15.18%
   Platinum Investor III                            430,957  12.53   5,400,920    0.82%     0.70%     15.24%
   Platinum Investor PLUS                            37,895  12.90     488,950    0.92%     0.70%     15.24%
   Platinum Investor Survivor                        67,872  13.96     947,463    0.83%     0.40%     15.58%
   Platinum Investor Survivor II                     46,722  14.07     657,610    0.73%     0.75%     15.18%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                    51,953  10.52     546,390    0.80%     0.75%      0.05%
   Corporate America                                  6,349  10.94      69,436    0.34%     0.35%      0.45%
   Corporate America (reduced surrender charge)      27,087  10.02     271,377    0.34%     0.65%      0.19%
   Legacy Plus                                        1,086  11.08      12,032    0.81%     0.75%      0.05%
   Platinum Investor I & II                         947,402  11.59  10,981,940    0.74%     0.75%      0.05%
   Platinum Investor III                          1,222,031  10.44  12,755,775    0.72%     0.70%      0.10%
   Platinum Investor FlexDirector                     4,886  10.01      48,931    0.86%     0.70%      0.14%
   Platinum Investor PLUS                           108,353  10.03   1,086,673    0.58%     0.70%      0.10%
   Platinum Investor Survivor                       356,356  10.92   3,892,926    0.76%     0.40%      0.40%
   Platinum Investor Survivor II                    485,564  10.05   4,880,633    0.82%     0.75%      0.05%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                         195,759   4.85     949,081    0.58%     0.75%      9.23%
   Platinum Investor III                            480,541   4.76   2,289,462    0.56%     0.70%      9.28%
   Platinum Investor FlexDirector                        48  10.78         516    1.00%     0.70%      7.84%
   Platinum Investor PLUS                            11,709  13.66     159,943    0.73%     0.70%      9.28%
   Platinum Investor Survivor                        29,567   4.92     145,457    0.65%     0.40%      9.61%
   Platinum Investor Survivor II                     11,333  10.28     116,455    1.05%     0.75%      9.23%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                          92,336   3.95     364,650    0.00%     0.75%      0.04%
   Platinum Investor III                            193,053   3.92     756,120    0.00%     0.70%      0.09%
   Platinum Investor FlexDirector                        51   9.96         507    0.00%     0.70%     -0.41%
   Platinum Investor PLUS                             3,497  12.14      42,443    0.00%     0.70%      0.09%
   Platinum Investor Survivor                        16,097   4.01      64,505    0.00%     0.40%      0.39%
   Platinum Investor Survivor II                      1,081   9.11       9,847    0.00%     0.75%      0.04%
VALIC Company I Small Cap Index Fund
   Corporate America                                  4,416  13.46      59,441    0.82%     0.35%     17.48%

                                  VL-R - 127

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                   Investment
                                                                Unit                 Income    Expense    Total
Divisions                                               Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor I & II                             107,394 $13.24 $ 1,421,650    0.84%     0.75%     17.01%
   Platinum Investor III                                215,034  13.03   2,802,678    0.82%     0.70%     17.07%
   Platinum Investor FlexDirector                            32  10.97         349    0.46%     0.70%      9.69%
   Platinum Investor PLUS                                23,667  13.79     326,254    0.98%     0.70%     17.07%
   Platinum Investor Survivor                            20,859  13.43     280,186    0.85%     0.40%     17.42%
   Platinum Investor Survivor II                          3,333  14.83      49,411    0.84%     0.75%     17.01%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                        70,818   8.35     591,082    1.57%     0.75%      9.68%
   Corporate America                                     14,690   8.36     122,821    1.54%     0.35%     10.12%
   Platinum Investor I & II                           1,406,720  11.44  16,087,376    1.55%     0.75%      9.68%
   Platinum Investor III                              1,990,719   8.65  17,228,974    1.55%     0.70%      9.74%
   Platinum Investor FlexDirector                            87  10.55         916    0.00%     0.70%      5.46%
   Platinum Investor PLUS                                63,224  11.86     749,828    1.64%     0.70%      9.74%
   Platinum Investor Survivor                           437,170   8.35   3,650,823    1.50%     0.40%     10.07%
   Platinum Investor Survivor II                         40,549  11.04     447,627    1.55%     0.75%      9.68%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                        11,991   4.75      56,964    0.00%     0.75%      6.23%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        13,807  12.90     178,108    4.89%     0.75%      3.39%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             191,703  11.93   2,287,879    0.96%     0.75%     13.52%
   Platinum Investor III                                242,172  11.95   2,894,060    0.90%     0.70%     13.58%
   Platinum Investor FlexDirector                            32  10.83         343    0.00%     0.70%      8.26%
   Platinum Investor PLUS                                16,160  12.18     196,763    0.82%     0.70%     13.58%
   Platinum Investor Survivor                            16,686  12.05     201,015    1.03%     0.40%     13.92%
   Platinum Investor Survivor II                          6,375  11.93      76,084    0.94%     0.75%     13.52%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II                             100,018  12.76   1,276,287    7.19%     0.75%      7.71%
   Platinum Investor III                                330,232  12.86   4,246,662    6.58%     0.70%      7.77%
   Platinum Investor FlexDirector                            32  10.66         337    0.00%     0.70%      6.58%
   Platinum Investor PLUS                                22,057  12.37     272,761    4.95%     0.70%      7.77%
   Platinum Investor Survivor                            86,078  12.95   1,114,534    1.13%     0.40%      8.09%
   Platinum Investor Survivor II                         23,456  12.65     296,797    2.45%     0.75%      7.71%
Vanguard VIF REIT Index Portfolio
   Corporate America                                        708  22.10      15,640    4.59%     0.35%     30.06%
   Platinum Investor I & II                              99,576  21.74   2,164,676    2.49%     0.75%     29.54%
   Platinum Investor III                                303,258  21.75   6,594,879    2.48%     0.70%     29.60%
   Platinum Investor FlexDirector                         3,849  12.10      46,590    0.00%     0.70%     21.03%
   Platinum Investor PLUS                                40,045  16.36     655,114    2.42%     0.70%     29.60%
   Platinum Investor Survivor                            30,818  22.06     679,778    2.05%     0.40%     29.99%
   Platinum Investor Survivor II                         23,561  18.94     446,319    1.46%     0.75%     29.54%

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

                                  VL-R - 128

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2008, 2007, 2006, 2005, and 2004, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*  Fund Name Changes

2004

- Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA - Non-Service Shares changed its name to Oppenheimer Balanced Fund/VA- Non-Service Shares.

2005

- Effective May 1, 2005, Franklin Templeton Franklin Small Cap Fund - Class 2 changed its name to Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2.

2006

- Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio - Class I.

- Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

2007

- Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

- Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

2008

- Effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio - Class O Shares.

- Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.

- Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

- Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

- Effective May 1, 2008, VALIC Company I Money Market I Fund changed its name to AIG Retirement Company I Money Market I Fund.

- Effective May 1, 2008, VALIC Company I Nasdaq-100(R) Index Fund changed its name to AIG Retirement Company I Nasdaq-100(R) Index Fund.

- Effective May 1, 2008, VALIC Company I Science & Technology Fund changed its name to AIG Retirement Company I Science & Technology Fund.

- Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

- Effective May 1, 2008, VALIC Company I Stock Index Fund changed its name to AIG Retirement Company I Stock Index Fund.

- Effective May 1, 2008, Van Kampen LIT Strategic Growth Portfolio - Class I changed its name to Van Kampen LIT Capital Growth Portfolio - Class I.

                                  VL-R - 129

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

In September 2008, American International Group, Inc. ("AIG") experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $31.7 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

                                  VL-R - 130

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

                                  VL-R - 131

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management does not currently anticipate this to have a material impact on the financial statements of the Separate Account.

                                  VL-R - 132

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
 (an indirect, wholly-owned subsidiary of American International Group, Inc.)

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Page
                                                                        Numbers
                                                                        -------
 Report of Independent Registered Public Accounting Firm...............    1

 Consolidated Balance Sheet - December 31, 2008 and 2007............... 2 to 3

 Consolidated Statement of Income (Loss) - Years Ended December 31,
   2008, 2007 and 2006.................................................    4

 Consolidated Statement of Shareholder's Equity - Years Ended
   December 31, 2008, 2007 and 2006....................................    5

 Consolidated Statement of Cash Flows - Years Ended December 31, 2008,
   2007 and 2006....................................................... 6 to 7

 Consolidated Statement of Comprehensive Income (Loss) - Years Ended
   December 31, 2008, 2007 and 2006....................................    8

 Notes to Consolidated Financial Statements............................ 9 to 55

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of shareholder's equity, of cash flows and of comprehensive income (loss) present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 29, 2009

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEET

                                                                         December 31,
                                                                   ------------------------
                                                                      2008         2007
                                                                   ----------- ------------
                                                                        (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value
     (cost: 2008 - $45,145,051; 2007 - $48,276,470)............... $42,670,578 $ 48,653,252
   Hybrid securities, at fair value
     (cost: 2008 - $13,940; 2007 - $119,906)......................      11,938      125,799
   Fixed maturity securities, trading, at fair value
     (cost: 2008 - $451,624; 2007 - $115,653).....................     327,675      114,578
   Equity securities, available for sale, at fair value
     (cost: 2008 - $82,167; 2007 - $109,358)......................      81,009      152,825
   Equity securities, trading, at fair value
     (cost: 2008 - $1,000; 2007 - $1,000).........................       1,000        1,000
   Mortgage and other loans receivable,
     (net of allowance: 2008 - $5,656; 2007 - $0).................   6,649,204    6,383,814
   Policy loans...................................................   1,958,967    1,891,831
   Investment real estate.........................................      83,752       40,503
   Partnerships and other invested assets.........................   3,393,273    3,948,654
   Aircraft (net of accumulated depreciation:
     2008 - $291,182; 2007 - $231,621)............................     791,506      841,081
   Securities lending collateral, at fair value
     (cost: 2008 - $0; 2007 - $20,357,623)........................          --   19,010,383
   Short-term investments.........................................   1,238,172      475,541
   Derivative assets, at fair value...............................     151,675       39,999
                                                                   ----------- ------------
Total investments.................................................  57,358,749   81,679,260

Cash and cash equivalents.........................................   2,166,065      463,593
Restricted cash...................................................      48,701       20,025
Investment in AIG
  (cost: 2008 - $8,597;2007 - $8,597).............................       1,272       47,232
Amounts due from related parties..................................     134,505      827,395
Accrued investment income.........................................     747,286      738,109
Reinsurance receivables...........................................   1,092,236    1,129,595
Accounts receivable...............................................     162,045      126,875
Deferred policy acquisition costs and cost of insurance purchased.   6,978,697    5,809,879
Deferred sales inducements........................................     192,429      127,115
Assets held in separate accounts..................................  20,696,934   32,314,673
Other assets......................................................     239,002      442,326
                                                                   ----------- ------------
Total assets...................................................... $89,817,921 $123,726,077
                                                                   =========== ============

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEET (Continued)

                                                                                            December 31,
                                                                                     --------------------------------
                                                                                         2008             2007
                                                                                       -----------     ------------
                                                                                     (In Thousands, except share data)
Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits........................................................... $14,123,856      $ 12,894,089
   Policyholder contract deposits...................................................  45,457,493        43,095,114
   Policy claims and benefits payable...............................................     376,206           385,728
   Other policyholders' funds.......................................................   1,973,016         1,867,886
   Income taxes payable.............................................................     320,278           727,779
   Notes payable....................................................................
       To affiliates, net...........................................................     289,191           213,756
       To third parties, net........................................................      75,103            87,187
   Securities lending payable.......................................................          --        20,607,521
   Derivative liabilities...........................................................      16,251           157,826
   Liabilities related to separate accounts.........................................  20,696,934        32,314,673
   Other liabilities................................................................   1,061,615         1,180,129
                                                                                       -----------     ------------
Total liabilities...................................................................  84,389,943       113,531,688
                                                                                       -----------     ------------
Commitments and Contingencies (Note 11)
Minority interest...................................................................     136,549           121,779

Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and outstanding.         850               850
   Common stock, $10 par value, 600,000 shares authorized, issued and outstanding...       6,000             6,000
   Additional paid-in capital.......................................................  11,935,367         3,690,278
   Retained earnings (accumulated deficit)..........................................  (5,306,836)        6,811,122
   Accumulated other comprehensive loss.............................................  (1,343,952)         (435,640)
                                                                                       -----------     ------------
Total shareholder's equity..........................................................   5,291,429        10,072,610
                                                                                       -----------     ------------
Total liabilities, minority interest and shareholder's equity....................... $89,817,921      $123,726,077
                                                                                       ===========     ============

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED STATEMENT OF INCOME (LOSS)

                                                                               Years ended December 31,
                                                                         ------------------------------------
                                                                             2008         2007        2006
                                                                         ------------  ----------  ----------
                                                                                    (In Thousands)
Revenues:
   Premiums and other considerations.................................... $  1,817,869  $1,703,240  $1,710,551
   Net investment income................................................    3,260,304   4,159,190   3,961,916
   Net realized investment losses.......................................  (13,166,399)   (805,666)   (289,687)
   Insurance charges....................................................      799,450     689,201     789,681
   Other................................................................      868,791     968,778     670,265
                                                                         ------------  ----------  ----------
Total revenues..........................................................   (6,419,985)  6,714,743   6,842,726
                                                                         ------------  ----------  ----------
Benefits and expenses:
   Policyholders' benefits..............................................    2,867,755   2,769,092   2,788,669
   Interest credited on policyholder contract deposits..................    1,774,993   1,778,633   1,546,121
   Insurance acquisition and other operating expenses...................      819,556   1,151,571   1,037,089
                                                                         ------------  ----------  ----------
Total benefits and expenses.............................................    5,462,304   5,699,296   5,371,879
                                                                         ------------  ----------  ----------
Income (loss) before income tax expense (benefit) and minority interest.  (11,882,289)  1,015,447   1,470,847

Income tax expense (benefit):
   Current..............................................................     (995,529)    123,978     387,857
   Deferred.............................................................    1,216,428     117,042       4,451
                                                                         ------------  ----------  ----------
Total income tax expense (benefit)......................................      220,899     241,020     392,308
                                                                         ------------  ----------  ----------
Income (loss) before minority interest..................................  (12,103,188)    774,427   1,078,539
Minority interest.......................................................      (14,770)     (8,536)     (4,487)
                                                                         ------------  ----------  ----------
Net income (loss)....................................................... $(12,117,958) $  765,891  $1,074,052
                                                                         ============  ==========  ==========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY

                                                                      Years ended December 31,
                                                               --------------------------------------
                                                                   2008          2007         2006
                                                               ------------  -----------  -----------
                                                                           (In Thousands)
Preferred stock:
   Balance at beginning and end of year....................... $        850  $       850  $       850
Common stock:
   Balance at beginning and end of year.......................        6,000        6,000        6,000
Additional paid-in capital:
   Balance at beginning of year...............................    3,690,278    3,670,768    3,633,500
       Capital contributions from Parent (see Note 12)........    8,245,089       19,510       37,268
                                                               ------------  -----------  -----------
   Balance at end of year.....................................   11,935,367    3,690,278    3,670,768
                                                               ------------  -----------  -----------
Retained earnings (accumulated deficit):
   Balance at beginning of year...............................    6,811,122    6,645,748    5,775,045
       Net income (loss)......................................  (12,117,958)     765,891    1,074,052
       Dividends..............................................           --     (550,680)    (208,213)
       Cumulative effect of accounting change, net of tax.....           --      (49,837)       4,864
                                                               ------------  -----------  -----------
   Balance at end of year.....................................   (5,306,836)   6,811,122    6,645,748
                                                               ------------  -----------  -----------
Accumulated other comprehensive income (loss):
   Balance at beginning of year...............................     (435,640)     699,578      910,219
       Other comprehensive loss...............................     (908,312)  (1,135,218)    (210,641)
                                                               ------------  -----------  -----------
   Balance at end of year.....................................   (1,343,952)    (435,640)     699,578
                                                               ------------  -----------  -----------
Total shareholder's equity.................................... $  5,291,429  $10,072,610  $11,022,944
                                                               ============  ===========  ===========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                           Years ended December 31,
                                                                                   ----------------------------------------
                                                                                       2008          2007          2006
                                                                                   ------------  ------------  ------------
                                                                                                (In Thousands)
Cash flows from operating activities
Net Income (Loss)................................................................. $(12,117,958) $    765,891  $  1,074,052
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited on policyholder contract deposits...............................    1,774,993     1,778,633     1,546,121
Fees charged for policyholder contract deposits...................................     (922,351)     (883,452)     (634,279)
Increase in reserves due to system migration......................................           --         1,000       154,500
Amortization of deferred policy acquisition costs and cost of insurance purchased.      (31,134)      382,912       263,405
Amortization of deferred sales inducements........................................       12,834         7,664         4,513
Net realized investment losses....................................................   13,166,399       805,666       289,687
Equity in income of partnerships and other invested assets........................      453,493       (87,816)     (124,707)
Depreciation and amortization.....................................................       29,660        39,238        45,820
Flight equipment depreciation.....................................................       59,561        58,555        55,158
Amortization (accretion) of net premium/discount on investments...................     (133,756)     (147,234)     (110,045)
Provision for deferred income taxes...............................................      (46,996)       71,858        18,862
Change in:
   Trading securities, at fair value..............................................      137,484        21,601        16,576
   Hybrid securities, at fair value...............................................       79,594           662        34,038
   Accrued investment income......................................................       (9,177)        9,036       (21,329)
   Deferral of deferred policy acquisition costs and sales inducements............     (837,477)     (816,828)     (962,741)
   Future policy benefits.........................................................    1,229,767     1,235,357     1,282,897
   Other policyholders' funds.....................................................      105,134      (591,918)      (13,878)
   Income taxes currently receivable/payable......................................      114,917       (37,640)       38,828
   Accounts and notes receivable..................................................        9,700       (81,945)        5,142
   Indebtedness to/from affiliate.................................................      631,291       (45,686)       28,453
   Other assets...................................................................       82,476       (51,983)      (21,782)
   Other liabilities..............................................................     (112,383)      233,636       (14,772)
Other, net........................................................................      (56,720)       29,120       (13,081)
                                                                                   ------------  ------------  ------------
       Net cash provided by operating activities..................................    3,619,351     2,696,327     2,941,438
                                                                                   ------------  ------------  ------------
Cash flows from investing activities
Purchase of:
   Fixed maturity and equity securities...........................................   (9,814,770)  (13,525,501)  (15,275,152)
   Mortgage and other loans.......................................................     (584,744)   (2,134,071)   (1,668,919)
   Flight equipment...............................................................       (8,415)      (12,238)       (6,252)
   Other investments, excluding short-term investments............................   (4,372,711)   (4,351,749)   (3,164,872)
Sales of:
   Fixed maturity and equity securities...........................................    7,620,900    11,127,917    10,964,295
   Other investments, excluding short-term investments............................    3,591,491     3,123,450     2,347,450
Redemptions and maturities of:
   Fixed maturity and equity securities...........................................    1,633,022     3,267,627     3,096,616
   Mortgage and other loans.......................................................      465,088       695,600       446,777
   Other investments, excluding short-term investments............................      162,305        26,577        31,356
Purchases of property, equipment and software.....................................      (17,211)      (78,215)       (9,591)
Sales of property, equipment and software.........................................        1,876         7,559         1,555
Change in short-term investments..................................................     (762,631)     (433,056)       41,735
Change in securities lending collateral...........................................   12,654,193    (3,168,710)   (1,443,757)
                                                                                   ------------  ------------  ------------
       Net cash provided by (used in) investing activities........................   10,568,393    (5,454,810)   (4,638,759)
                                                                                   ------------  ------------  ------------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                               Years ended December 31,
                                                        --------------------------------------
                                                            2008          2007         2006
                                                        ------------  -----------  -----------
                                                                    (In Thousands)
Cash flows from financing activities
Policyholder account deposits.......................... $  5,343,631  $ 4,230,061  $ 5,053,776
Net exchanges to/(from) variable accounts..............    1,030,895      (90,000)     218,000
Policyholder account withdrawals.......................   (4,933,598)  (3,729,502)  (4,534,313)
Claims and annuity payments............................     (197,523)    (134,654)    (180,916)
Repayment of indebtedness to affiliates................      (67,437)     (67,391)     (72,906)
Change in restricted cash..............................      (28,677)      (1,592)        (728)
Security deposits on flight equipment..................       32,698        8,349          728
Change in securities lending payable...................  (20,607,521)   3,262,607    1,443,757
Contribution of minority interest holders..............       14,770        8,536        4,487
Cash overdrafts........................................      (76,858)          --           --
Cash capital contribution from Parent Company..........    7,004,348       35,000           --
Dividend paid to Parent Company........................           --     (550,680)    (208,213)
                                                        ------------  -----------  -----------
   Net cash (used in) provided by financing activities.  (12,485,272)   2,970,734    1,723,672
                                                        ------------  -----------  -----------
Increase in cash and cash equivalents..................    1,702,472      212,251       26,351
Cash and cash equivalents at beginning of period.......      463,593      251,342      224,991
                                                        ------------  -----------  -----------
Cash and cash equivalents at end of period............. $  2,166,065  $   463,593  $   251,342
                                                        ============  ===========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid...................................... $    121,362  $        --  $        --
Interest paid.......................................... $         --  $    37,352  $    42,283
Non-cash activity:
Capital contribution in the form of securities......... $  1,240,741  $        --  $        --
Other various non-cash contributions................... $         --  $   (15,490) $    37,268

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                                                             Years ended December 31,
                                                                                      -------------------------------------
                                                                                          2008          2007        2006
                                                                                      ------------  -----------  ----------
                                                                                                  (In Thousands)
Net income (loss).................................................................... $(12,117,958) $   765,891  $1,074,052
Other comprehensive income (loss):
   Net unrealized losses on invested assets arising during the current period........   (8,385,346)  (2,779,383)   (727,973)
   Deferred income tax benefit on above changes......................................    2,950,321      982,291     262,804
   Reclassification adjustment for net realized losses included in net income (loss).    6,620,905      825,120     233,825
   Deferred income tax expense on above changes......................................   (2,329,567)    (292,650)    (86,655)
   Adjustment to deferred policy acquisition costs and deferred sales inducements....      361,687      200,145     167,126
   Deferred income tax expense on above changes......................................     (127,290)     (70,413)    (59,768)
   Pension liability adjustment......................................................          (22)        (328)         --
   Deferred income tax expense on above changes......................................           --           --          --
   Foreign currency translation adjustments..........................................        2,000           --          --
   Deferred income tax expense on above changes......................................       (1,000)          --          --
                                                                                      ------------  -----------  ----------
   Other comprehensive loss..........................................................     (908,312)  (1,135,218)   (210,641)
                                                                                      ------------  -----------  ----------
Comprehensive income (loss).......................................................... $(13,026,270) $  (369,327) $  863,411
                                                                                      ============  ===========  ==========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations

American General Life Insurance Company, including its wholly owned subsidiaries ("AGL" or the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Company, through its subsidiaries American General Life Companies ("AGLC") and AIG Enterprise Services ("AIGES"), and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies. The financial results of The Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary of the Company, are also included in these consolidated financial statements. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial condition of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 17 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations or statutory capital and surplus.

Effective January 1, 2008, AGL merged with AIG Life Insurance Company of Puerto Rico ("AIG Puerto Rico"), a subsidiary of AIG, and became the surviving entity. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results, and cash flows of AIG Puerto Rico for all periods presented.

On February 28, 2007, the Company acquired Matrix Direct, Inc. ("Matrix Direct"), a direct marketer of life insurance, from Protective Life Corporation. The transaction was accounted for as a purchase. The acquisition cost, less than 0.2 percent of the Company's equity, was not material.

As described in Note 17 herein, AIG commenced an organization-wide restructuring plan under which some of its businesses will be divested, some will be held for later divestiture, and some businesses will be prepared for potential subsequent offerings to the public. Successful execution of the restructuring plan involves significant separation activities. Accordingly, AIG and the Company have established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan.

At December 31, 2008, AIG and the Company cannot determine the expected date of completion or reliably estimate the total aggregate expenses expected to be incurred for all of AIG's restructuring and separation activities. This is due to the significant scale and nature of the restructuring plan, the fact that restructuring costs will vary depending on the identity of the ultimate purchasers of the divested entities, as well as the extended period over which the restructuring is expected to occur.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility (the "Credit Facility") established for the sole benefit of the U.S. Department of the Treasury (the "Treasury Department"), which has been amended and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the Treasury Department. The Series C Preferred Stock is entitled to
(i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The Credit Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the Treasury Department pursuant to which, among other things, AIG issued and sold to the Treasury Department, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the Credit Facility and, in connection therewith, the maximum commitment amount under the Credit Facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program (the "Securities Lending Program"). In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $350.3 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

2. Summary of Significant Accounting Policies

2.1 Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's financial statements.

During the second half of 2007 and through 2008, disruption in the global credit markets, coupled with the repricing of credit risk, the U.S. housing market deterioration and the AIG events, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets.

Consolidation of Variable Interest Entity

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003 (see Note 14). The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust have been included in these financial statements.

The impact of the consolidation of Castle 1 Trust on consolidation total assets and total liabilities as of December 31, 2008, 2007 and 2006, and on consolidated net income (loss) for the years then ended, was as follows:

                                                         Eliminations/
                           The Company  Castle 1 Trust Minority Interest Consolidated
                          ------------  -------------- ----------------- ------------
                                                 (In Thousands)
December 31, 2008
   Total assets.......... $ 89,350,723     $971,595        $(504,397)    $ 89,817,921
   Total liabilities.....   83,922,745      574,485         (107,287)      84,389,943
   Net income (loss).....  (12,146,061)      42,873          (14,770)     (12,117,958)
December 31, 2007
   Total assets.......... $123,266,287     $969,371        $(509,581)    $123,726,077
   Total liabilities.....  113,071,898      615,321         (155,531)     113,531,688
   Net income............      749,648       24,779           (8,536)         765,891
December 31, 2006
   Net income............    1,065,515       13,024           (4,487)       1,074,052

2.2 Statutory Accounting

The Company and its wholly owned life insurance subsidiary are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiary did not have a material effect on statutory capital and surplus at December 31, 2008.

Statutory net income (loss) and capital and surplus of AGL at December 31 were as follows:

                                             2008        2007       2006
                                         -----------  ---------- ----------
                                                   (In Thousands)
Statutory net income (loss)............. $(4,103,622) $  863,548 $  508,349
Statutory capital and surplus........... $ 5,192,345  $5,710,832 $5,461,799

The principal differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred;
(b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, deferred income taxes and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; (e) certain reinsurance transactions where reinsurance accounting may be used for statutory reporting but deposit accounting is used for GAAP; and (f) fixed maturity investments are carried at fair value rather than amortized cost.

In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

The Company's net loss for the year was due in large part to realized capital losses in the Securities Lending Program, which were largely offset by capital contributions from AIG (see Note 6). These losses and capital contributions were treated consistently for GAAP and statutory reporting, except for differences in the timing of recognition of capital contributions for which regulatory approval was obtained.

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, variable universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Cash and Short-Term Investments

Cash represents cash on hand and non-interest bearing demand deposits. Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Restricted Cash

Castle 1 Trust maintains various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Security deposits from lessees that are required to be segregated from other funds are deposited into lessee-funded accounts.

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of accumulated other comprehensive income (loss), net of deferred income taxes, within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value under Financial Accounting Standard ("FAS") No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). See Note 6 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

The Company evaluates its available for sale, equity method and cost method investments for other-than-temporary impairment such that a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

   . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

   . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

   . The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

The determination that a security has incurred an other-than-temporary impairment requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary (severity losses).

At each balance sheet date, the Company evaluates its securities holdings with unrealized losses. When the Company does not intend to hold such securities until they have recovered their cost basis, based on the circumstances at the date of evaluation, the Company records the unrealized loss in income. If a loss is recognized

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not intent, credit or foreign exchange related, the Company generally accretes into income the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

Certain investments in beneficial interests in securitized financial assets of less than high quality with contractual cash flows, including asset-backed securities, are subject to the impairment and income recognition guidance of Emerging Issues Task Force ("EITF") Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continued to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") as amended by Financial Accounting Standards Board ("FASB") Staff Position ("FSP") EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"), which became effective prospectively in the fourth quarter of 2008. EITF 99-20 requires periodic updates of the Company's best estimate of cash flows over the life of the security. If the fair value of such security is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both their timing and amount, an other-than-temporary impairment charge is recognized. Interest income is recognized based on changes in the timing and the amount of expected principal and interest cash flows reflected in the yield.

The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources and, in the case of certain structured securities, with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans on real estate and collateral, commercial and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Impairment of mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships and Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is its

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

Other invested assets also include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2008 and 2007, the Company's investments in partially owned companies included its 38.7 percent interest in the non-voting preferred equity of Castle 2003-2 Trust ("Castle 2 Trust"; see Note 14).

Aircraft owned by Castle 1 Trust are recorded at cost and depreciated on a straight-line basis, generally over estimated useful lives of 25 years from the date of manufacture to a residual value that is 15 percent of cost. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Securities Lending Invested Collateral and Securities Lending Payable

On December 12, 2008, the Company terminated its securities lending activities (see Note 6 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statement of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statement of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

As of December 31, 2007, securities subject to securities lending agreements had a fair value of $20.20 billion, and were included in fixed maturity securities available for sale at that date.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed annuity and universal life products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the equity-indexed features of these products. With the exception of premiums required for the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the consolidated balance sheet. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the consolidated statement of income (loss).

2.5 Assets and Liabilities Related to Separate Accounts

Assets and liabilities related to separate accounts represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income (loss), and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in insurance charges in the consolidated statement of income (loss).

2.6 Deferred Policy Acquisition Costs, Cost of Insurance Purchased ("CIP") and Deferred Sales Inducements

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DAC. The costs assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin Life Insurance Company, is reported as CIP.

DAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DAC or CIP amortization. DAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

With respect to the variable annuity contracts of VALIC, the assumption for the long-term annual growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's direct variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

DAC and CIP related to interest-sensitive products are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment,

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income (loss) within shareholder's equity.

The Company reviews the carrying amounts of DAC and CIP at least annually. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheet. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

2.7 Guaranteed Minimum Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the consolidated statement of income (loss).

First available in 2008, there is a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider that is available on certain equity indexed annuities. These products are annuities maintained in the general account. As long as no excess withdrawals are taken, the GMWB rider guarantees that the rider benefit amount withdrawals will be available for life and will never decrease, without the need to convert the contract into a payout annuity, even if the annuity value declines to zero. The rider benefit amount is based on a percentage of the contract's account value. That percentage is dependent on the attained age of the annuitant.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.8 Reserves for Fixed Annuity Contracts

Reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Financial Accounting Standard No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"), and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income (loss), as they are recorded directly to reserves for fixed annuity contracts, or to variable annuity liabilities related to separate accounts, upon receipt.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.9 Premium Recognition

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in other revenue in the consolidated statement of income (loss). Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

2.10 Net Investment Income

Net investment income represents income primarily from the following sources in the Company's operations:

   . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

   . Dividend income and distributions from common and preferred stock and other investments when receivable.

   . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

   . Earnings from partnership investments accounted for under the equity method.

2.11 Net Realized Investment Gains and Losses

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

   . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments.

   . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments for other-than-temporary impairments.

   .   Changes in fair value of derivatives.

   .   Exchange gains and losses resulting from foreign currency transactions.

2.12 Reinsurance

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Total reinsurance recoverables on ceded reinsurance contracts are included in reinsurance receivables. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.13 Policy and Contract Claims

Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and, (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefore are reflected in income currently.

2.14 Participating Policy Contracts

Participating life insurance accounted for approximately 1.1 percent of life insurance in force at December 31, 2008.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $45.0 million, $49.8 million and $49.4 million in 2008, 2007 and 2006, respectively, and were included as part of policyholders' benefits in the consolidated statement of income (loss).

2.15 Income Taxes

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.16 Accounting Changes

The Company adopted the following accounting standards during 2006:

FAS 155

In February 2006, the FASB issued Statement of Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The effect of this adoption resulted in a $4.9 million aftertax ($7.5 million pretax) increase to retained earnings as of January 1, 2006.

The Company adopted the following accounting standards during 2007:

SOP 05-1

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FAS 97. SOP 05-1 defines an internal replacement as a modification in product benefits,

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

FIN 48

In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted FIN 48 on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption. See Note 13 for additional FIN 48 disclosures.

FSP 13-2

In July 2006, the FASB issued FASB Staff Position No. 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. The Company adopted
FSP 13-2 on January 1, 2007. Upon adoption, the Company recorded a $49.8 million decrease to the opening balance of retained earnings, net of tax, to reflect the cumulative effect of this change in accounting. In 2008, the Company revised the projected timing of income tax cash flows related to a leveraged lease transaction. In accordance with FSP 13-2, the allocation of income to positive investment years was recalculated from the inception of the lease using the revised assumptions. The net investment balance was adjusted to conform to the recalculated balances, and the change was recognized as a $200.5 million reduction to investment income for the year ended December 31, 2008.

The Company adopted the following accounting standards during 2008:

FAS 157

In September 2006, FASB issued Statement of Financial Accounting Standard
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date.
FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The adoption of FAS 157 did not have a material effect on the Company's consolidated financial condition or consolidated results of operations.

FAS 159

In February 2007, the FASB issued FAS 159. FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's consolidated financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


FSP FAS 157-3

In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP FAS 157-3"). FSP FAS 157-3 provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting FSP FAS 157-3 on the Company's consolidated financial condition and results of operations were not material.

FSP FAS 140-4 and FIN 46(R)-8

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8. "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP"). The FSP amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The FSP is effective for interim and annual periods ending after December 15, 2008. Adoption of the FSP did not affect the Company's financial condition, results of operations or cash flow, as only additional disclosures were required.

FSP EITF 99-20-1

In January 2009, the FASB issued FSP EITF 99-20-1. FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting FSP EITF 99-20-1 on the Company's consolidated financial condition and results of operations were not material.

Future Application of Accounting Standards

FAS 141 (R)

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141(R)"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. The Company adopted FAS 141(R) for business combinations for which the acquisition date is on or after January 1, 2009. The adoption of this guidance will not have a material effect on the Company's consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

FAS 160

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 160, ''Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51'' ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity, or in the mezzanine section of the balance sheet (between liabilities and equity), to the extent such interests do not qualify as "permanent equity" in accordance with EITF Topic D-98, "Classification and Measurement of Redeemable Securities (revised September
2008). FAS 160 also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and provides for how noncontrolling interests should be presented in the consolidated statement of income. The non-controlling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the consolidated statement of income.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company adopted FAS 160 on January 1, 2009, its required effective date. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and consolidated net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company's adoption of FAS 160 will not have a material effect on its consolidated financial statements.

FAS 161

In March 2008, the FASB issued Statement of Financial Accounting Standard
No. 161, ''Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133'' ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how and why the Company uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under FAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. FAS 161 is effective for the Company beginning with financial statements issued in the first quarter of 2009. Because FAS 161 only requires additional disclosures about derivatives, it will have no effect on the Company's consolidated financial condition, results of operations or cash flows.

FAS 162

In May 2008, the FASB issued Statement of Financial Accounting Standard
No. 162, ''The Hierarchy of Generally Accepted Accounting Principles'' ("FAS 162"). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements presented in conformity with GAAP but does not change current practices. FAS 162 will become effective on the 60th day following Securities and Exchange Commission ("SEC") approval of the Public Company Accounting Oversight Board amendments to remove GAAP hierarchy from the auditing standards. FAS 162 will have no effect on the Company's consolidated financial condition, results of operations or cash flows.

FSP FAS 140-3

In February 2008, the FASB issued FASB Staff Position No. FAS 140-3, ''Accounting for Transfers of Financial Assets and Repurchase Financing Transactions'' ("FSP FAS 140-3"). FSP FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met. FSP FAS 140-3 is effective for the Company beginning January 1, 2009 and will be applied to new transactions entered into from that date forward. Early adoption is prohibited. The adoption of FSP FAS 140-3 will not have a material effect on the Company's financial condition or results of operations.

FSP FAS 141(R)-1

In April 2009, the FASB issued FASB Staff Position No. FAS 141(R)-1, "Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies" ("FSP FAS 141(R)-1"). FSP FAS 141(R)-1 amends and clarifies FAS 141(R) to address issues on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. This FSP is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The adoption of this guidance will not have a material effect on the Company's consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

FSP FAS 157-4

In April 2009, the FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when there is no active market or where the price inputs being used represent distressed sales. FSP

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FAS 157-4 reaffirms what FAS 157 states is the objective of fair value measurement, which is to reflect the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction at the date of the financial statements under current market conditions. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt FSP FAS 157-4 in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

FSP FAS 115-2 and FAS 124-2

In April 2009, the FASB issued FASB Staff Position No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments" ("FSP"). The FSP amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The FSP is intended to bring greater consistency to the timing of impairment recognition, and provide greater clarity to investors about the credit and noncredit components of impaired debt securities that are not expected to be sold. The FSP also requires increased and more timely disclosures regarding expected cash flows, credit losses, and an aging of securities with unrealized losses. The FSP is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt the FSP in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                            2008        2007        2006
                                         ----------  ----------  ----------
                                                   (In Thousands)
Investment income:
   Fixed maturities..................... $2,976,644  $3,406,541  $3,395,122
   Equity securities....................      4,623       9,935       2,852
   Mortgage and other loans.............    455,798     393,838     292,139
   Policy loans.........................    112,922     105,452     103,191
   Investment real estate...............     29,824      11,922      10,475
   Partnerships and other invested
     assets.............................   (468,549)    230,552     147,428
   Securities Lending...................    141,070       8,889      10,586
   Other investment income..............     67,049      31,619      35,546
                                         ----------  ----------  ----------
Gross investment income.................  3,319,381   4,198,748   3,997,339
Investment expenses.....................    (59,077)    (39,558)    (35,423)
                                         ----------  ----------  ----------
Net investment income................... $3,260,304  $4,159,190  $3,961,916
                                         ==========  ==========  ==========

The carrying value of investments that produced no investment income during 2008 was less than 0.7 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                       2008         2007       2006
                                                   ------------  ---------  ---------
                                                             (In Thousands)
Sales of fixed maturities:
   Gross gains.................................... $  1,622,164  $ 125,453  $ 125,232
   Gross losses...................................   (2,287,450)  (185,720)  (128,945)
Sales of equity securities:
   Gross gains....................................       18,355     11,549     17,272
   Gross losses...................................       (2,368)        --         (5)
Partnerships and other invested assets:
   Gross gains....................................        3,000     24,946     16,752
   Gross losses...................................     (148,493)    (1,835)   (53,011)
Derivatives:
   Gross gains....................................      233,294      4,672      2,000
   Gross losses...................................     (418,932)   (69,041)   (46,720)
Securities lending collateral, including other
  than temporary impairments......................   (7,351,963)  (194,892)        --
Other than temporary impairments of fixed
  maturity and equity securities..................   (4,834,006)  (520,798)  (222,262)
                                                   ------------  ---------  ---------
Net realized investment gains (losses) before
  taxes........................................... $(13,166,399) $(805,666) $(289,687)
                                                   ============  =========  =========

3.3 Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale and securities lending collateral are reported at fair value. The cost or amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale by major category and securities lending collateral follow:

                                            Cost or     Gross Unrealized Gross Unrealized Estimated Fair
                                         Amortized Cost      Gains            Losses          Value
                                         -------------- ---------------- ---------------- --------------
                                                                 (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations..........  $   191,891      $   57,198      $      (286)    $   248,803
   Foreign government...................      537,814          37,578          (15,684)        559,708
   States, territories & political
     subdivisions.......................      213,641           3,161          (13,833)        202,969
   Corporate securities.................   30,860,039         875,940       (2,617,989)     29,117,990
   Mortgage backed securities...........   12,609,215         373,690       (1,089,994)     11,892,911
   Affiliated securities................      732,451              --          (84,254)        648,197
                                          -----------      ----------      -----------     -----------
Total fixed maturities..................   45,145,051       1,347,567       (3,822,040)     42,670,578
Equity securities.......................       82,167           3,443           (4,601)         81,009
Securities lending collateral...........           --              --               --              --
Investment in AIG.......................        8,597              --           (7,325)          1,272
                                          -----------      ----------      -----------     -----------
Total...................................  $45,235,815      $1,351,010      $(3,833,966)    $42,752,859
                                          ===========      ==========      ===========     ===========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                            Cost or     Gross Unrealized Gross Unrealized Estimated Fair
                                         Amortized Cost      Gains            Losses          Value
                                         -------------- ---------------- ---------------- --------------
                                                                 (In Thousands)
December 31, 2007
Fixed maturities
   U.S. government obligations..........  $   192,957      $   38,524      $      (366)    $   231,115
   Foreign government...................      727,251          68,306           (8,811)        786,746
   States, territories & political
     subdivisions.......................    3,011,552          91,406         (106,925)      2,996,033
   Corporate securities.................   30,726,289       1,202,217         (593,039)     31,335,467
   Mortgage backed securities...........   13,403,286         187,056         (500,890)     13,089,452
   Affiliated securities................      215,135               2             (698)        214,439
                                          -----------      ----------      -----------     -----------
Total fixed maturities..................   48,276,470       1,587,511       (1,210,729)     48,653,252
Equity securities.......................      109,358          43,479              (12)        152,825
Securities lending collateral...........   20,357,623             619       (1,347,859)     19,010,383
Investment in AIG.......................        8,597          38,635               --          47,232
                                          -----------      ----------      -----------     -----------
Total...................................  $68,752,048      $1,670,244      $(2,558,600)    $67,863,692
                                          ===========      ==========      ===========     ===========

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008 and 2007:

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                       Less than 12 Months       12 Months or More             Total
                                     -----------------------  ----------------------  -----------------------
                                        Fair      Unrealized    Fair      Unrealized     Fair      Unrealized
December 31, 2008                       Value       Losses      Value       Losses       Value       Losses
-----------------                    ----------- -----------  ---------- -----------  ----------- -----------
                                                                  (In Thousands)
Fixed maturities
   U.S. government obligations...... $        -- $        --  $    1,234 $      (286) $     1,234 $      (286)
   Foreign government...............     182,033     (15,516)      8,629        (168)     190,662     (15,684)
   States, territories & political
     subdivisions...................      29,062      (1,346)     29,769     (12,487)      58,831     (13,833)
   Corporate securities.............  11,797,902  (1,488,608)  5,432,323  (1,129,381)  17,230,225  (2,617,989)
   Mortgage backed securities.......   2,157,900    (418,547)  2,017,067    (671,447)   4,174,967  (1,089,994)
   Affiliated securities............      83,155     (56,973)    525,042     (27,281)     608,197     (84,254)
                                     ----------- -----------  ---------- -----------  ----------- -----------
Total fixed maturities..............  14,250,052  (1,980,990)  8,014,064  (1,841,050)  22,264,116  (3,822,040)
Equity securities...................      23,661      (4,601)         --          --       23,661      (4,601)
Investment in AIG...................       1,272      (7,325)         --          --        1,272      (7,325)
                                     ----------- -----------  ---------- -----------  ----------- -----------
Total............................... $14,274,985 $(1,992,916) $8,014,064 $(1,841,050) $22,289,049 $(3,833,966)
                                     =========== ===========  ========== ===========  =========== ===========

                                       Less than 12 Months       12 Months or More             Total
                                     -----------------------  ----------------------  -----------------------
                                        Fair      Unrealized    Fair      Unrealized     Fair      Unrealized
December 31, 2007                       Value       Losses      Value       Losses       Value       Losses
-----------------                    ----------- -----------  ---------- -----------  ----------- -----------
                                                                  (In Thousands)
Fixed maturities
   U.S. government obligations...... $        -- $        --  $    3,621 $      (314) $     3,621 $      (314)
   Foreign government...............     137,891      (6,540)     26,219      (2,271)     164,110      (8,811)
   States, territories & political
     subdivisions...................     807,000     (56,000)    706,588     (50,925)   1,513,588    (106,925)
   Corporate securities.............   8,455,315    (305,469)  4,400,867    (287,570)  12,856,182    (593,039)
   Mortgage backed securities.......   2,964,644    (276,078)  3,523,476    (224,864)   6,488,120    (500,942)
   Affiliated securities............     132,302        (153)     33,305        (545)     165,607        (698)
                                     ----------- -----------  ---------- -----------  ----------- -----------
Total fixed maturities..............  12,497,152    (644,240)  8,694,076    (566,489)  21,191,228  (1,210,729)
Equity securities...................       1,850         (12)         --          --        1,850         (12)
Securities lending collateral.......  15,387,728  (1,224,546)  1,157,228    (123,313)  16,544,956  (1,347,859)
                                     ----------- -----------  ---------- -----------  ----------- -----------
Total............................... $27,886,730 $(1,868,798) $9,851,304 $  (689,802) $37,738,034 $(2,558,600)
                                     =========== ===========  ========== ===========  =========== ===========

As of December 31, 2008, the Company held 2,629 individual bonds and other investments that were in an unrealized loss position, of which 752 individual investments were in an unrealized loss position continuously for 12 months or more.

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2008, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2008 were as follows:

                                               Amortized  Estimated
                                                 Cost     Fair Value
                                              ----------- -----------
                                                  (In Thousands)
Due in one year or less...................... $ 1,038,982 $ 1,036,147
Due after one year through five years........   6,306,941   6,150,030
Due after five years through ten years.......   8,467,653   7,930,704
Due after ten years..........................  16,722,260  15,660,786
Mortgage-backed securities...................  12,609,215  11,892,911
                                              ----------- -----------
Total fixed maturity securities.............. $45,145,051 $42,670,578
                                              =========== ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2008, the Company's investments included one investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. This investment was in a short-term money market investment.

At December 31, 2008, $49.0 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

See Note 6 for information on events and transactions related to the Company's participation in AIG's U.S. Securities Lending Program.

3.4 Mortgage Loans on Real Estate

At December 31, 2008, the Company had direct commercial mortgage loan exposure of $6.46 billion, with $6.44 billion representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. Foreign commercial mortgage loans of $20.5 million are secured predominantly by properties in Canada.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2008, were as follows:

State         # of Loans   Amount   Apartments  Offices    Retails   Industrials  Hotels   Others  % of Total
-----         ---------- ---------- ---------- ---------- ---------- ----------- -------- -------- ----------
                                                     ($ in Thousands)
California...     77     $1,341,292 $   64,438 $  591,504 $   72,368  $284,192   $252,336 $ 76,454    20.8%
New York.....     41        816,527    129,497    524,187    106,173    21,841      9,991   24,838    12.6%
New Jersy....     33        713,580    332,621    164,846    191,405     4,750         --   19,958    11.0%
Florida......     55        550,267     25,223    213,832    132,811    86,039     20,980   71,382     8.5%
Texas........     29        359,045     24,270    114,033     77,536    85,300     47,911    9,995     5.6%
Maryland.....     19        267,419     29,634    139,357     92,519     1,533      4,376       --     4.1%
Ohio.........     28        237,030    133,491     27,209     52,867    23,463         --       --     3.7%
Pennsylvania.     23        183,862     17,504     57,832     28,868    68,476         --   11,182     2.8%
Arizona......      7        171,429     80,239         --     26,925     1,828         --   62,437     2.7%
Virginia.....     14        165,171         --     91,818     61,915    11,438         --       --     2.6%
Other states.    179      1,656,884    184,578    677,780    397,561   106,484    172,828  117,653    25.6%
                 ---     ---------- ---------- ---------- ----------  --------   -------- --------   -----
Total........    505     $6,462,506 $1,021,495 $2,602,398 $1,240,948  $695,344   $508,422 $393,899   100.0%
                 ===     ========== ========== ========== ==========  ========   ======== ========   =====

Impaired mortgage loans on real estate and related interest income are not material.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. Derivative Financial Instruments

4.1 Risks Inherent in the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts.

4.2 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of two to twenty-two years. Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                   2008       2007
                                ---------- ----------
                                    (In Thousands)
Interest rate swap agreements:
   Notional amount............. $1,038,230 $1,209,000
   Fair value..................     19,038     (8,000)
Currency swap agreements:
   Notional amount.............    829,195    890,184
   Fair value..................     78,165   (149,027)

4.3 Index Options

All index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products and for the risks associated with contract features and riders that offer a GMWB on certain variable annuity products. Such options generally have terms of one, two or five years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows:

                                           2008                2007
                                    ------------------- -------------------
                                    Notional Fair Value Notional Fair Value
                                    -------- ---------- -------- ----------
                                                (In Thousands)
Puts and Calls:
   One-year (or less) contracts.... $718,263  $31,492   $482,389  $13,903
   Two-year contracts..............       --       --     59,510    4,688
   Five-year contracts.............   94,309    6,729     65,076   20,609

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.4 Futures

The Company purchases and sells short futures (Treasury note and U.S. long bond) to offset interest rate exposures on certain bonds purchased for the trading portfolio. All such positions are closed out each quarter end. The Company also purchases and sells exchange traded futures to offset the risk associated with riders that offer a GMWB on certain variable annuity products. Contracts outstanding at December 31 were as follows:

                                       2008      2007
                                    ---------- --------
                                      (In Thousands)
Futures
   Contract amount................. $3,888,377 $167,972

5. Fair Value Measurements

Effective January 1, 2008 the Company adopted FAS 157 and FAS 159, which specify measurement and disclosure standards related to assets and liabilities measured at fair value.

Fair Value Measurements on a Recurring Basis

The Company measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, derivative assets and liabilities, securities lending invested collateral, non-traded equity investments and certain private limited partnership and certain hedge funds included in other invested assets, separate account assets, and certain policyholders' contract deposits. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset-backed securities ("ABS"), certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments and derivative contracts.

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain distressed ABS, certain derivative contracts, policyholders' contract deposits carried at fair value, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial-instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

Incorporation of Credit Risk in Fair Value Measurements

The Company's Own Credit Risk. Fair value measurements for the Company's derivative liabilities incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable AIG credit default swap spreads. A counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date, if any.

Fair value measurements for embedded policy derivatives and policyholder contract deposits take into consideration that policyholder liabilities are senior in priority to general creditors of AIG and the Company and therefore are much less sensitive to changes in AIG's credit default swap or cash issuance spreads.

Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The following is a description of the valuation methodologies used for instruments carried at fair value:

Fixed Maturity Securities -- Trading and Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of fixed maturity securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For fixed maturity instruments that are not traded in active

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Maiden Lane II

At inception, the Company's economic interest in ML II was valued at the transaction price. Subsequently, ML II is valued using a discounted cash flow methodology using the estimated future cash flows of the assets to which the ML II interest is entitled and the discount rates applicable to such interest as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

Valuation Sensitivity: The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The benchmark London Interbank Offered Rate ("LIBOR") interest rate curve changes are determined by macroeconomic considerations and financial sector credit spreads. The spreads over LIBOR for ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of this investment as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for collateral defaults, recoveries, and underlying loan prepayments.

Increases in the discount rate or decreases in estimated future cash flows used in the valuation would decrease the Company's estimate of the fair value of ML II as shown in the table below.

                             Fair Value Change
                             -----------------
                              (In Thousands)
Discount Rates
200 basis points............     $ (30,588)
400 basis points............       (57,453)

Estimated Future Cash Flows
10% decrease................      (110,639)
20% decrease................      (208,543)

The Company believes that the ranges of discount rates used in this analysis are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. The fair value of the ML II interest is likely to vary, perhaps materially, from the amount estimated.

Equity Securities Traded in Active Markets -- Trading and Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Securities Lending Collateral

Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are recorded at fair value, which is based on quoted market prices or internally developed models, consistent with the methodology for other fixed maturity securities. The Company discontinued its securities lending activities on December 12, 2008.

Non-Traded Equity Investments -- Other Invested Assets

The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows. For equity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Private Limited Partnership and Hedge Fund Investments -- Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair measurement.

Separate Account Assets and Liabilities

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives

The fair value of embedded policy derivatives contained in certain equity-indexed annuity and life contracts is measured using an option budget method based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. In addition, where applicable, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index and future interest rates. With the adoption of FAS 157, this methodology was not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

Policyholders' Contract Deposits

Policyholders' contract deposits accounted for at fair value beginning January 1, 2008 are measured using an income approach by taking into consideration the following factors:

   .   Current policyholder account values and related surrender charges; and

   . Estimated future policy benefits are discounted at rates offered on comparable new contracts, where applicable. Where comparable contracts are no longer offered, swap rates are used to discount the estimated policy cash flows.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis at December 31, 2008, and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                                           Total Fair Value
                                                          Level 1     Level 2    Level 3   December 31, 2008
                                                        ----------- ----------- ---------- -----------------
                                                                           (In Thousands)
Assets:
Fixed maturity securities, available for sale.......... $        -- $37,356,818 $5,313,760    $42,670,578
Fixed maturity securities, hybrid......................          --      11,938         --         11,938
Fixed maturity securities, trading.....................          --      49,249    278,426        327,675
Equity securities, available for sale..................      43,191       6,234     31,584         81,009
Equity securities, trading.............................          --          --      1,000          1,000
Partnerships and other invested assets.................      13,000     474,911    812,590      1,300,501
Short-term investments.................................          --   1,645,018         --      1,645,018
Derivative assets......................................      32,742     112,204      6,729        151,675
Assets held in separate accounts.......................  20,422,032     274,902         --     20,696,934
                                                        ----------- ----------- ----------    -----------
   Total............................................... $20,510,965 $39,931,274 $6,444,089    $66,886,328
                                                        ----------- ----------- ----------    -----------
Liabilities:
Policyholder contract deposits......................... $        -- $        -- $  407,642    $   407,642
Derivative liabilities.................................         251      16,000         --         16,251
                                                        ----------- ----------- ----------    -----------
   Total............................................... $       251 $    16,000 $  407,642    $   423,893
                                                        ----------- ----------- ----------    -----------

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2008, Level 3 assets totaled $6.44 billion, representing
7.2 percent of total assets, and Level 3 liabilities totaled $407.6 million, representing 0.5 percent of total liabilities.

The following tables present changes during the twelve month period ended December 31, 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during the twelve month period ended December 31, 2008 related to the Level 3 assets and liabilities that remained on the consolidated balance sheet at December 31, 2008:



                                            Net Realized and   Accumulated   Purchases,
                                            Unrealized Gains      Other        Sales,                   Balance at
                              Balance at    (Losses) included Comprehensive Issuances and Transfers In December 31,
                            January 1, 2008   in Income (a)   Income (Loss)  Settlements     (Out)         2008
                            --------------- ----------------- ------------- ------------- ------------ ------------
                                                                         (In Thousands)
Assets:
Fixed maturity securities,
  available for sale.......   $4,994,719       $  (779,008)     $(369,008)   $   565,579   $  901,478   $5,313,760
Fixed maturity securities,
  trading..................           --           (91,074)            --        350,500       19,000      278,426
Equity securities,
  available for sale.......       22,028            (2,009)       (23,902)       (19,501)      54,968       31,584
Equity securities,
  trading..................        1,000                --             --             --           --        1,000
Partnerships and other
  invested assets..........      660,650            25,679        (66,913)       171,267       21,907      812,590
Securities lending
  invested collateral......    3,121,930        (2,256,414)       603,312     (3,719,494)   2,250,666           --
Derivative assets..........       24,627           (33,812)            --         15,914           --        6,729
                              ----------       -----------      ---------    -----------   ----------   ----------
   Total...................   $8,824,954       $(3,136,638)     $ 143,489    $(2,635,735)  $3,248,019   $6,444,089
                              ----------       -----------      ---------    -----------   ----------   ----------
Liabilities:
Policyholder contract
  deposits.................   $  150,429       $   216,534      $      --    $    52,679   $  (12,000)  $  407,642

                               Changes in
                            Unrealized Gains
                              (Losses) on
                            Instruments Held
                            at December 31,
                                  2008
                            ----------------

Assets:
Fixed maturity securities,
  available for sale.......    $      --
Fixed maturity securities,
  trading..................      (91,074)
Equity securities,
  available for sale.......           --
Equity securities,
  trading..................           --
Partnerships and other
  invested assets..........           --
Securities lending
  invested collateral......           --
Derivative assets..........      (33,812)
                               ---------
   Total...................    $(124,886)
                               ---------
Liabilities:
Policyholder contract
  deposits.................    $ 216,534

(a) Net realized and unrealized gains and losses shown above are reported in the consolidated statement of income (loss) as net realized capital gains (losses):

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

The Company uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

Changes in the fair value of assets held in separate accounts are completely offset in the consolidated statement of income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the foregoing tables.

Fair Value Measurements on a Non-Recurring Basis

The Company would measure the fair value of certain assets not already carried at fair value on a non-recurring basis, generally quarterly, annually, if events or changes in circumstances indicate that the carrying value amount of the assets may not be recoverable. These assets include cost and equity-method investments, collateral securing foreclosed loans and real estate and other fixed assets and goodwill. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


   . Cost and Equity-Method Investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

   .   Collateral Securing Foreclosed Loans and Real Estate and Other Fixed
       Assets: When the Company takes collateral in connection with foreclosed loans, the Company generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself.

   . Goodwill: The Company tests goodwill for impairment whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable, but at least annually. When the Company determines goodwill may be impaired, the Company uses techniques that consider market-based earnings multiples of peer companies or discounted cash flow techniques based on the price that could be received in current transaction to sell that asset assuming the asset would be used with other assets as a group (in-use premise). See Fair Value Measured on a Non-Recurring Basis below for additional information.

For the year ended December 31, 2008, the Company recorded a goodwill impairment charge of $57.2 million, which was primarily attributable to a decline in the estimated fair value of the Company due to the uncertain economic environment during the 2008 fourth quarter.

Fair Value Option

FAS 159 permits a company to choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The Company has elected to account for its economic interest in ML II at fair value under FAS 159. The Company recorded a loss of $75.6 million in the year ended December 31, 2008 to reflect the change in the fair value of ML II, which was reported as a component of net investment income.

Fair Value Information about Financial Instruments Not Measured at Fair Value

FAS 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts and lease contracts. Information regarding the estimation of fair value for financial instruments not carried at fair value is discussed below:

Cash and Short-Term Investments

Carrying values approximate fair values because of the relatively short period of time between origination and expected realization.

Mortgage and Other Loans Receivable

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk adjusted discount rates. Fair value for collateral, commercial and guaranteed loans is based primarily on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Partnerships and Other Invested Assets

The Company obtains the fair value of its investments in partnerships from information provided by the sponsors of each of these investments, the accounts of which are generally audited on an annual basis. Fair value of investments in preferred equity of partially owned companies is estimated using the same methodology as that used for other preferred securities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investment in Parent Company

The fair value of the investment in AIG is based on quoted market prices of AIG common stock.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

Dividend Accumulation

Fair value of dividend accumulation is the accumulated value of dividends to be paid to the policyholders with interest.

Securities Lending Payable

The contract values of securities lending payable approximate fair value as these obligations are short-term in nature. The Company discontinued its securities lending activities on December 12, 2008.

The following table presents the carrying value and estimated fair value of the Company's financial instruments as required by FAS 107:

                                                                2008
                                                       -----------------------
                                                          Fair      Carrying
                                                          Value      Amount
                                                       ----------- -----------
                                                           (In Thousands)
Assets
Cash and short-term investments....................... $ 3,404,237 $ 3,404,237
Mortgage and other loans..............................   6,732,555   6,649,204
Policy loans..........................................   1,958,967   1,958,967
Partnerships and other invested assets................   3,393,273   3,393,273
Investment in Parent Company..........................       1,272       1,272
Liabilities
Policyholder contract deposits associated with
  investment-type contracts...........................  36,123,770  36,161,565
Dividend accumulations................................     843,604     843,604

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                 2007
                                                        -----------------------
                                                           Fair      Carrying
                                                           Value      Amount
                                                        ----------- -----------
                                                            (In Thousands)
Assets
Cash and short-term investments........................ $   939,134 $   939,134
Fixed maturity and equity securities...................  49,874,849  49,874,849
Mortgage and other loans...............................   6,391,653   6,383,814
Policy loans...........................................   1,953,972   1,891,831
Partnerships and other invested assets.................   3,948,654   3,948,654
Securities lending collateral..........................  19,010,383  19,010,383
Derivative assets......................................      39,999      39,999
Investment in Parent Company...........................      47,232      47,232
Notes receivable (amounts due from related parties)....     827,395     827,395
Assets held in separate accounts.......................  32,314,673  32,314,673
Liabilities
Investment contracts...................................  33,843,153  35,337,949
Dividend accumulations.................................     869,500     869,500
Derivative liabilities.................................     157,826     157,826
Securities lending payable.............................  20,607,521  20,607,521
Liabilities related to separate accounts...............  32,314,673  32,314,673

6. Securities Lending Program

The Company and certain other domestic insurance subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants (collectively, "the Participants").

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

Under the Securities Lending Program, securities were loaned to various financial institutions, primarily major banks and brokerage firms. Historically, the Agent had received cash collateral from borrowers at current market levels, which were generally equal to 100 to 102 percent of the value of the loaned securities. The amount of cash advanced by borrowers declined during 2008, in light of the availability of alternative transactions requiring less collateral. During the fourth quarter of 2008, certain securities lending transactions met the requirements for sale accounting because the collateral obtained from the counterparties was not sufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Participants recognized net realized capital losses on deemed sales of lent securities and forward purchase commitments related to such transactions. For loans collateralized at less than 102 percent, the Company obtained a security interest in assets pledged by AIG, primarily high grade bonds, the fair value of which, together with the fair value of all collateral obtained by the Agent from counterparties in connection with the loans, equaled at least 102 percent of the fair value of the loaned securities at the inception of the loans.

Cash collateral received by the Agent was invested primarily in fixed maturity securities to earn a net spread. A significant portion of the collateral received was invested in residential mortgage-backed securities with expected maturities that were longer than the liabilities to the securities lending counterparties. The value of those collateral securities declined during the latter part of 2007 and throughout 2008 and trading in such securities was extremely limited. As a result, the Participants recognized other-than-temporary impairment charges totaling $17.21 billion in 2008 related to investments in the collateral account.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Effective June 17, 2008, the Company benefited from an agreement between AIG and the Agent's parent ("the Make-whole Agreement"), pursuant to which AIG agreed to make additional contributions to the Securities Lending Program's collateral account, up to an aggregate limit of $5 billion, to offset the obligations of the Participants to contribute to the Securities Lending Program's collateral account their pro rata share of any investment losses incurred from the sale of investments made with the Securities Lending Program's collateral on and after January 1, 2008. Any such contributions by AIG to the Securities Lending Program's collateral account were recorded by the Participants as capital contributions. This agreement, which superseded prior, substantially identical agreements that limited AIG's contributions to lower amounts, terminated on December 31, 2008.

In the third quarter of 2008, counterparties began curtailing their participation in the Securities Lending Program by returning lent securities and requiring the return of cash collateral. In September 2008, the Participants, including the Company, funded cash to the Securities Lending Program's collateral account to provide additional liquidity. On September 22, 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the NY Fed. During September 2008, AIG's borrowings under the Fed Facility included $11.35 billion that was advanced to the Securities Lending Program to provide liquidity for the return of collateral to counterparties. At September 30, 2008, AIG deemed the $11.35 billion it had borrowed under the Fed Facility to provide liquidity to the collateral account to be capital contributions to the Participants, largely offsetting $10.71 billion of third quarter 2008 other-than-temporary impairment charges recorded by the Participants. The Participants recorded interest expense for the period of time the advances were deemed outstanding borrowings, at a rate per annum equal to 3.6175%, which approximated the commercial paper borrowing rate then in effect.

On October 8, 2008, certain of the Participants, including the Company, entered into a securities lending agreement with the NY Fed (the "Fed Securities Lending Agreement") pursuant to which the NY Fed agreed to borrow, on an overnight basis, up to $37.8 billion in investment grade fixed income securities from these participants in return for cash collateral. The Fed Securities Lending Agreement assisted the Participants in meeting their obligations to borrowers that were requesting the return of their cash collateral. Prior to this arrangement, $6.99 billion was borrowed by AIG under the Fed Facility between October 1, 2008 and October 8, 2008 and advanced to the Securities Lending Program collateral account to provide liquidity. These amounts were repaid to AIG in October 2008 using liquidity provided by transactions under the Fed Securities Lending Agreement, and the Participants recorded interest expense for these advances at a rate per annum equal to 2.8216%, which approximated the commercial paper borrowing rate then in effect. Each Participant's share of the total interest expense on the September and October 2008 advances from AIG was based on participation rates as of September 30, 2008.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, certain of the Participants purchased corporate credit and other asset-backed securities at fair values totaling $3.09 billion from the Securities Lending Program's collateral account, which used the proceeds to settle a portion of the outstanding securities lending transactions. These transactions were recorded as purchases of fixed maturity securities by each of the respective purchasing entities.

On December 12, 2008, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the NY Fed.

Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS held by the Agent in connection with the Securities Lending Program. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinate to the repayment of the NY Fed loan to ML II. The amount of the initial payment and the deferred contingent portions of the total purchase price, if any are realized, will be allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008. The total purchase price was based on the fair value of the RMBS as of October 31, 2008. The Participants recognized realized capital losses of $2.2 billion related to declines in the fair value of the RMBS for the month of October 2008 prior to the sale of the RMBS to ML II.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Pursuant to a credit agreement, the NY Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion.(such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the NY Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus
3.0 percent. In addition, after ML II has paid this fixed portion of the deferred contingent purchase price plus interest, the Participants will be entitled to receive one-sixth of any net proceeds received by ML II in respect of the RMBS as the remaining deferred contingent purchase price for the RMBS, and the NY Fed will receive five-sixths of any net proceeds received by ML II in respect of the RMBS as contingent interest on the ML II Senior Loan. The NY Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the NY Fed has any interest in the ML II Senior Loan.

Neither AIG nor the Participants have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with Statement of Financial Accounting Standards 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("FAS 140"). The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159, because this interest would otherwise meet the criteria of a hybrid instrument and require bifurcation of an embedded derivative. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 5 for further discussion of the Company's fair value methodology and the valuation of ML II.

The Participants applied the initial consideration from the sales of the RMBS and other collateral assets, along with available cash and $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions (including those under the Fed Securities Lending Agreement, which totaled approximately $20.5 billion as of December 12,
2008). As a result, the Securities Lending Program and the Fed Securities Lending Agreement have been terminated.

At December 31, 2008, the Company recorded a receivable from affiliate for amounts which are due the Company from the Agent, and a short-term invested asset representing undistributed funds held in the Securities Lending Program collateral account.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


As a result of the events and transactions described above, the Company recorded the following amounts in 2008:

                                                                                      (In Thousands)
                                                                                      --------------
For the year ended December 31, 2008:
Realized gains (losses) on securities lending collateral:
   Net realized gains (losses) on RMBS sold to ML II.................................  $  (764,314)
   Net realized gains (losses) on all other asset sales..............................     (727,556)
   Realized losses due to other-than-temporary declines in value.....................   (5,860,093)
                                                                                       -----------
       Total.........................................................................  $(7,351,963)
                                                                                       ===========
Net realized gains (losses) related to lent securities with insufficient collateral:
   Deemed sales of lent securities...................................................  $  (464,895)
   Forward purchase commitments......................................................     (514,544)
                                                                                       -----------
       Total.........................................................................  $  (979,439)
                                                                                       ===========
Capital contributions funded to the collateral account by AIG:
   Pursuant to the Make-whole Agreement..............................................  $ 1,711,549
   AIG advances from the Fed Facility................................................    3,972,500
   Additional contribution...........................................................      350,300
                                                                                       -----------
       Total.........................................................................  $ 6,034,349
                                                                                       ===========
Cash funded to the collateral account by the Company:................................  $ 2,005,916
                                                                                       ===========
At December 31, 2008:
   Interest in ML II reported in fixed maturity securities, trading..................  $   274,733
                                                                                       ===========
   Undistributed Securities Lending Program assets, in short term investments........  $    76,640
                                                                                       ===========
   Receivable from affiliated Agent, in amounts due from related parties.............  $    67,015
                                                                                       ===========

In conjunction with the Securities Lending Program, the Company had a small number of securities subject to lending agreements with AIG International Inc., a subsidiary of AIG. All such loans were closed on or prior to December 12, 2008 in conjunction with the termination of the Securities Lending Program.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants recorded the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed in settlement of amounts owed by Lehman included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2008.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7. Deferred Policy Acquisitions Costs, Cost of Insurance Purchased and Deferred Sales Inducements

The following reflects deferred policy acquisition costs and cost of insurance purchased which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                                      2008        2007        2006
                                                   ----------  ----------  ----------
                                                             (In Thousands)
Balance at January 1.............................. $5,451,436  $4,877,000  $3,972,384
   Deferrals......................................    784,997     766,076     921,193
   Accretion of interest/amortization.............   (678,425)   (411,794)   (188,138)
   Effect of unrealized losses on securities......    280,506     178,945     150,677
   Effect of realized losses on securities........    687,051      41,209      20,884
   Increase due to foreign exchange...............      2,000          --          --
                                                   ----------  ----------  ----------
Balance at December 31............................ $6,527,565  $5,451,436  $4,877,000
                                                   ==========  ==========  ==========

The Company periodically unlocks FAS 97 assumptions as necessary in accordance with GAAP. Depending on the product, DAC, unearned revenue reserves ("URR") and reserves required by Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional and Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") can be affected. In 2008, DAC amortization increased $173.2 million to reflect an increase in projected surrenders and a decrease in market growth assumptions. Assumptions were also unlocked for the Company's participating business resulting in CIP amortization of $1.0 million.

A roll forward of the cost of insurance purchased for the years ended December 31 follows:

                                                          2008      2007      2006
                                                        --------  --------  --------
                                                               (In Thousands)
Balance at January 1................................... $358,443  $351,469  $335,899
   Deferrals...........................................       --       101        --
   Accretion of interest/amortization..................  (16,903)  (11,445)   (5,970)
   Effect of unrealized losses on securities...........   72,181    19,200    18,449
   Effect of realized (gains) losses on securities.....   37,411      (882)    3,091
                                                        --------  --------  --------
Balance at December 31................................. $451,132  $358,443  $351,469
                                                        ========  ========  ========

CIP amortization expected to be recorded in each of the next five years, from 2009 through 2013, is $15.8 million, $15.4 million, $15.9 million, $16.1 million, and $16.2 million, respectively.

Activity in deferred sales inducements for the years ended December 31 follows:

                                                          2008      2007      2006
                                                        --------  --------  -------
                                                               (In Thousands)
Balance at January 1................................... $127,115  $ 82,128  $46,960
   Deferrals...........................................   52,480    50,651   41,681
   Accretion of interest/amortization..................  (16,166)   (8,664)  (4,513)
   Effect of unrealized (gains) losses on securities...    9,000     2,000   (2,000)
   Effect of realized losses on securities.............   20,000     1,000       --
                                                        --------  --------  -------
Balance at December 31................................. $192,429  $127,115  $82,128
                                                        ========  ========  =======

During 2008, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $9.0 billion of reserves and

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

$1.1 billion of DAC as of December 31, 2008. During 2007 and 2006, the corresponding amounts were approximately $1.2 billion and $9.6 billion of reserves, as of December 31, 2007 and 2006 respectively, and $1.4 billion of DAC as of December 31, 2006. The 2008 conversion resulted in an decrease in GAAP reserves of $3.2 million and an increase in DAC of $0.8 million. The 2007 and 2006 conversions resulted in an increase in GAAP reserves of $1.0 million as of December 31, 2007 and increases in reserves and DAC of $154.5 million and $136.3 million, respectively, as of December 31, 2006.

8. Reserves for Guaranteed Benefits

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                       2008         2007
                                                   ------------ ------------
                                                       ($ In Thousands)
In the event of death (GMDB)......................
   Account value.................................. $ 38,067,170 $ 48,252,208
   Net amount at risk (a).........................    7,258,951    1,052,868
   Average attained age of contract holders.......           57           57
   Range of guaranteed minimum return rates.......  0.00%-4.50%  0.00%-3.00%
Annual withdrawals at specified date (GMWB)
   Account value.................................. $  1,930,000 $  1,157,000
   Net amount at risk (b).........................      483,000       30,000
   Weighted average period remaining until
     guaranteed payment...........................   19.7 years   19.6 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current value if all contract holders exercise the maximum withdrawal benefits at the same balance date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits on the consolidated balance sheet:

                                           2008      2007
                                         --------  -------
                                           (In Thousands)
Balance at January 1.................... $ 12,253  $ 5,338
Guaranteed benefits incurred............  238,748   12,900
Guaranteed benefits paid................   (9,975)  (5,986)
                                         --------  -------
Balance at December 31.................. $241,026  $12,252
                                         ========  =======

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2008 and 2007:

   . Data used was 1,000 stochastically generated investment performance scenarios.

   .   Mean investment performance assumption was 10%.

   .   Volatility assumption was 16%.

   .   Mortality was assumed to be 70% to 87.5% of the 1983a and Ult.M tables.

   . Lapse rates vary by contract type and duration and range from 5% to 25% with an average of 16%.

   .   The discount rate was 3% to 8%.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The guaranteed minimum withdrawal benefit rider that is available on equity indexed annuities was first offered in 2008. Because the rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected, no benefits have been paid and no reserves are being held.

9. Future Life Policy Benefits and Policyholder Contract Deposits

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                       2008        2007
                                    ----------- -----------
                                        (In Thousands)
Future policy benefits:
   Ordinary life................... $ 5,910,126 $ 5,553,126
   Group life......................      52,476      54,118
   Life contingent group annuities.      68,887      74,666
   Life contingent annuities.......   7,477,483   6,560,572
   Terminal funding................     377,742     386,831
   Accident and health.............     237,142     264,776
                                    ----------- -----------
Total.............................. $14,123,856 $12,894,089
                                    =========== ===========
Policyholder contract deposits:
   Annuities....................... $37,702,123 $35,730,476
   Corporate-owned life insurance..     432,102     378,792
   Universal life..................   7,175,530   6,812,785
   Other contract deposits.........     147,738     173,061
                                    ----------- -----------
Total.............................. $45,457,493 $43,095,114
                                    =========== ===========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, reserves required by SOP 03-1. Equity indexed business is reserved according to FAS 133. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 2.0 percent to 10.75 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 20.0 percent, grading to zero over a period of 0 to 15 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2008 was 4.77 percent. The universal life policies, exclusive of corporate-owned life insurance business, have credited interest rates of 1.0 percent to 5.75 percent and guarantees ranging from 1.0 percent to 5.25 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to a maximum of 15.0 percent of the surrender value and grade to zero over a period not longer than 20 years.

The liability for future policy benefits has been established based upon the following assumptions. Interest rates (exclusive of immediate annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of
13.25 percent and grade to not

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

less than 1.25 percent. Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form.

10. Reinsurance

Reinsurance transactions for the years ended December 31, 2008, 2007 and 2006 were as follows:

                                                                                           Percentage
                                                                                           of Amount
                                               Ceded to Other  Assumed From       Net       Assumed
                                  Gross Amount   Companies    Other Companies    Amount      to Net
                                  ------------ -------------- --------------- ------------ ----------
                                                       (In Thousands)
December 31, 2008
Life insurance in force.......... $705,054,327  $137,546,791    $4,205,105    $571,712,641    0.74%
                                  ============  ============    ==========    ============
Premiums:
   Life insurance and annuities..    2,394,913       634,673        20,890       1,781,130    1.17%
   Accident and health insurance.       29,820        14,801        21,720          36,739   59.12%
                                  ------------  ------------    ----------    ------------
Total premiums................... $  2,424,733  $    649,474    $   42,610    $  1,817,869    2.34%
                                  ============  ============    ==========    ============
December 31, 2007
Life insurance in force.......... $651,189,526  $139,600,107    $3,208,711    $514,798,130    0.62%
                                  ============  ============    ==========    ============
Premiums:
   Life insurance and annuities..    2,252,430       595,173        14,651       1,671,908    0.88%
   Accident and health insurance.       29,418         8,045         9,959          31,332   31.79%
                                  ------------  ------------    ----------    ------------
Total premiums................... $  2,281,848  $    603,218    $   24,610    $  1,703,240    1.44%
                                  ============  ============    ==========    ============
December 31, 2006
Life insurance in force.......... $590,641,158  $140,500,654    $2,816,826    $452,957,330    0.62%
                                  ============  ============    ==========    ============
Premiums:
   Life insurance and annuities..    2,197,145       527,268        12,259       1,682,136    0.73%
   Accident and health insurance.       29,979         1,760           196          28,415    0.69%
                                  ------------  ------------    ----------    ------------
Total premiums................... $  2,227,124  $    529,028    $   12,455    $  1,710,551    0.73%
                                  ============  ============    ==========    ============

Reinsurance recoverable on paid losses was approximately $51.2 million, and $59.5 million, at December 31, 2008 and 2007, respectively. Reinsurance recoverable on unpaid losses was approximately $119.6 million, and $202.6 million at December 31, 2008 and 2007, respectively.

Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheet.

The Company's reinsurance agreements do not relieve it from its direct obligation to its insured. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIG Life Insurance Company of Bermuda ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100% quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

For the year ending December 31, 2007, the Company incorporated, a wholly owned subsidiary, Pine Vermont Reinsurance Company ("Pine Vermont") with a contribution of $250,000. On September 29, 2008, Pine Vermont

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

was dissolved and the capital contribution of $250,000 was returned to the Company. Pine Vermont was domiciled in Vermont.

11. Commitments and Contingencies

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had unfunded investment commitments totaling $1.12 billion of which $1.08 billion was committed to fund limited partnership investments. The company also had $39.7 million in commitments relating to mortgage loans and $4.4 million associated with bank loans at December 31, 2008.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2008 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

At December 31, 2008, future scheduled minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2008, to be received by Castle 1 Trust under operating leases for the year ended December 31 are as follows:

                                         (In Thousands)
                                         --------------
2009....................................    $ 97,026
2010....................................      79,631
2011....................................      66,877
2012....................................      48,816
2013....................................      20,469
Thereafter..............................       7,548
                                            --------
Total...................................    $320,367
                                            ========

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was terminated on September 22, 2008, in connection with AIG's entry into an $85 billion revolving credit facility with the NY Fed. All amounts owing from AIG to the Company under the facility as of its termination date have been paid in full.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


AGL owns interests in certain limited liability companies ("LLCs") which invested in six coal synthetic fuel production facilities. The sale of coal synthetic fuel produced by these six facilities generated income tax credits. Since acquiring the facilities, AGL has recognized approximately $594 million of synfuel tax credits through December 31, 2007. By letters dated February 17, 2006, the IRS field agents have advised the LLCs that all six production facilities were placed in service before July 1, 1998 and that they will withdraw the 60-day letters issued to the LLCs.

The Company generated income tax credits as a result of investing in synthetic fuel under production. Tax credits generated from the production and sale of synthetic fuel under the Internal Revenue Code are subject to an annual phase-out provision that is based on the average wellhead price of domestic crude oil. The price range within which the tax credits are phased-out was originally established in 1980 and is adjusted annually for inflation. Depending on the price of domestic crude oil for a particular year, all or a portion of the tax credits generated in that year might be eliminated. The Company evaluated the production levels of its synthetic fuel production facilities in light of the risk of phase-out of the associated tax credits. As a result of fluctuating domestic crude oil prices, the Company evaluated and adjusted production levels when appropriate in light of this risk. The tax credits expired on December 31, 2007.

Prior to 2006, net premiums and losses retained by the Company, after retro-cessions to various quota share reinsurers, were 100% retro-ceded to another AIG subsidiary, American General Assurance Company ("AGAC"). During 2006, the agreement with AGAC terminated and the retrocession was recaptured.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

12. Shareholder's Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by its immediate parent, AGC Life Insurance Company.

The Company paid $0, $550.0 million and $200.0 million in dividends on common stock to AGC Life in 2008, 2007 and 2006, respectively. The Company also paid $0, $680,000 and $680,000 in dividends on preferred stock to AGC Life in 2008, 2007 and 2006, respectively. In addition, the Company paid a non-cash dividend of $7.5 million to the Parent Company during 2006.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Capital contributions received by the Company for the years ended December 31 were as follows:

                                                2008      2007     2006
                                             ---------- --------  -------
                                                    (In Thousands)
Cash from Parent............................ $  970,000 $     --  $    --
Contributions related to Securities Lending
Program (see Note 6)........................  6,034,348   35,000       --
                                             ---------- --------  -------
   Total cash contributions.................  7,004,348   35,000       --
Contributions of securities at fair value...  1,240,741       --       --
All other non cash contributions............         --  (15,490)  37,268
                                             ---------- --------  -------
   Total capital contributions.............. $8,245,089 $ 19,510  $37,268
                                             ========== ========  =======

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                               2008         2007        2006
                                                           -----------  -----------  ----------
                                                                      (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 1,351,010  $ 1,670,244  $1,749,080
   Gross unrealized losses................................  (3,833,966)  (2,558,600)   (520,239)
Net unrealized gains on other invested assets.............      69,562      239,402      76,468
Adjustments to DAC, CIP and deferred sales inducements....     337,006      (24,680)   (224,825)
FAS 158 Pension adjustment................................        (350)        (328)         --
Foreign currency translation adjustments..................       2,000           --          --
Deferred federal and state income tax expense (benefit)...     730,786      238,322    (380,906)
                                                           -----------  -----------  ----------
   Accumulated other comprehensive income (loss).......... $(1,343,952) $  (435,640) $  699,578
                                                           ===========  ===========  ==========

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2008, none of the net assets of the Company can be transferred in the form of dividends, loans, or advances to the Parent Company given the Company's negative unassigned surplus. All of the consolidated shareholder's equity is similarly restricted and cannot be transferred from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to AGC Life are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations not in excess of unassigned surplus.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


13. Federal Income Taxes

Income tax liabilities were as follows:

                                             December 31,
                                         --------------------
                                            2008       2007
                                         ---------  ---------
                                            (In Thousands)
Current tax liability................... $(225,467) $ (15,220)
Net deferred tax liabilities............   (94,811)  (712,559)
                                         ---------  ---------
   Income tax payable................... $(320,278) $(727,779)
                                         =========  =========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax liabilities and assets at December 31 are as follows:

                                                                      2008         2007
                                                                  -----------  -----------
                                                                       (In Thousands)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs............................. $(2,064,606) $(1,615,479)
   Basis differential of investments.............................          --      (73,398)
   Net unrealized gains on debt and equity securities available
     for sale....................................................          --           --
   Capitalized EDP...............................................     (21,901)     (24,775)
   Prepaid expenses..............................................          --           --
   Other.........................................................     (17,680)          --
                                                                  -----------  -----------
Total deferred tax liabilities...................................  (2,104,187)  (1,713,652)
                                                                  -----------  -----------
Deferred tax assets applicable to:
   Basis differential of investments.............................   4,885,154           --
   Policy reserves...............................................     789,341      617,564
   Net unrealized losses on debt and equity securities available
     for sale....................................................     715,700      238,322
   Other.........................................................      19,385      145,207
                                                                  -----------  -----------
Total deferred tax assets before valuation allowance.............   6,409,580    1,001,093
Valuation allowance..............................................  (4,400,204)          --
                                                                  -----------  -----------
Net deferred tax liabilities..................................... $   (94,811) $  (712,559)
                                                                  ===========  ===========

The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                     December 31,
                                                                  -----------------
                                                                    2008     2007
                                                                  -------  --------
                                                                    (In Thousands)
Gross unrecognized tax benefits at beginning of period........... $14,647  $ 57,367
   Agreed audit adjustments with taxing authorities included in
     opening balance.............................................      --     9,147
   Increases in tax positions for prior years....................   9,000     6,647
   Decreases in tax positions for prior years....................    (444)  (58,514)
                                                                  -------  --------
Gross unrecognized tax benefits at end of period................. $23,203  $ 14,647
                                                                  =======  ========

At December 31, 2008 and 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $23.2 million and $14.6 million, respectively. As of December 31, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $21 million and $12 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2008 and December 31, 2008, the Company had accrued $10.5 million and $3.1 million, respectively, for the payment of interest and penalties. For the year ended December 31, 2008, the Company recognized $7.4 million of interest (net of federal benefit) and penalties in the statement of income (loss).

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                                      2008       2007      2006
                                                                  -----------  --------  --------
                                                                           (In Thousands)
Income tax at statutory percentage of pretax income.............. $(4,163,971) $352,042  $512,820
Deferred tax asset valuation allowance...........................   4,400,204        --        --
Non-conventional fuel source credits.............................          --   (58,164)  (89,803)
Dividends received deduction.....................................     (32,097)  (37,472)  (24,419)
Goodwill.........................................................      19,683        --        --
Prior year corrections...........................................     (10,518)  (22,721)    7,113
Other credits, taxes and settlements.............................       7,598     7,335   (13,403)
                                                                  -----------  --------  --------
Income tax expense............................................... $   220,899  $241,020  $392,308
                                                                  ===========  ========  ========

At December 31, 2008, the Company recorded a net deferred tax liability after valuation allowance of $94.8 million compared to a net deferred tax liability of $712.6 million at December 31, 2007. At December 31, 2008 the Company recorded a deferred tax asset valuation allowance of $4.40 billion to reduce net deferred tax assets to an amount the Company considered more likely than not (a likelihood of more than 50 percent) to be realized. Realization of the Company's net deferred tax asset depends on the ability of AIG and its subsidiaries to generate sufficient future taxable income of the appropriate character within carryforward periods of the jurisdictions in which the net capital losses were incurred.

As of December 31, 2008 the Company had a cumulative realized loss for financial accounting purposes in recent years. When making its assessment about the realization of its deferred tax assets at December 31, 2008, the Company considered all available evidence, including (i) the nature, frequency, and severity of current and cumulative financial reporting realized losses,
(ii) actions completed during 2008 designed to eliminate or limit a recurrence of the factors that contributed to the recent cumulative realized losses,
(iii) the carryforward periods for the net capital losses, (iv) the sources and timing of future taxable income, and (v) tax planning strategies that would be implemented, if necessary, to accelerate taxable amounts.

The Internal Revenue Service is currently examining the Company's tax returns for the taxable years 2001 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

liability, including interest, will not materially exceed amounts recorded in the financial statements. In addition, the Company's taxable years 2001-2008 remain subject to examination by major tax jurisdictions.

14. Related-Party Transactions

See Notes 1 and 6 for further information on AIG events and the Company's participation in the Securities Lending Program.

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The Company paid approximately $60.9 million, $60.6 million and $69.9 million for such services in 2008, 2007 and 2006, respectively. Accounts payable for such services at December 31, 2008 and 2007 were not material. The Company rents facilities and provides services on an allocated cost basis to various affiliates. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, American General Life Companies. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $286.5 million, $280.0 million and $354.8 million for such services and rent in 2008, 2007 and 2006, respectively. Accounts receivable for rent and services at December 31, 2008 and 2007 were not material.

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp. ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Effective August 1, 2003, the Company and AIG Life Insurance Company of Bermuda entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $480,000 at December 31, 2008 and $405,000 at December 31, 2007. The Company feels the probability of loss under this agreement is remote.

Effective June 23, 2003, the Company entered into a Cut-through Agreement with AIG Life of Canada ("AIGC") pursuant to which structured settlement claimants were granted a direct right of action against the Company in the event AIGC becomes insolvent or otherwise refused to meet its scheduled payment obligations under certain structured settlement contracts issued by AIGC. On November 6, 2003, the Company filed the Cut-through Agreement with the Texas Department of Insurance ("the Department"). In early 2005, the Company discussed this Cut-through Agreement with the Department and a reserve was established under these contracts that would not exceed $300 million without the consent of the Department. Effective January 1, 2008, the Company and AIGC entered into an agreement to reinsure these obligations, which was approved by the Department on August 14, 2008. The Cut-through Agreement was incorporated into and made part of this reinsurance agreement.

On September 25, 2001, the Company invested $415.0 million in an adjustable rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH"), formerly American General Corporation ("AGC"), which matured on September 15, 2006. The Company recognized interest income on the note of $16.2 million during 2006. Upon maturity, the Company reinvested the $415.0 million in a 5.57% fixed rate Senior Promissory Note due September

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15, 2011, issued by AIGLH. The Company recognized interest income of $23.1 million, $23.1 million and $6.8 million on the note during 2008, 2007 and 2006, respectively.

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $182.3 million. The remaining non-voting preferred equity and 100% of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $464.5 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

In 2004, the Company purchased 38.7 percent of the non-voting preferred equity issued by Castle Trust 2003-2 ("Castle 2 Trust") for $116.6 million. The Company's investment in Castle 2 Trust preferred equity is reported within partnerships and other invested assets on the consolidated balance sheet. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust, are held by affiliates of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent. In 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheet. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On December 29, 2004, the Company purchased from an affiliate, Ambler Holding Corp., all of the Class D membership interests in Spicer Energy II LLC ("Spicer"), which owned three synthetic fuel production facilities. The Company reported this investment in partnerships and other invested assets on the consolidated balance sheet and applied the equity method of accounting, recording its proportionate share of Spicer's operating losses, and recognizing tax credits generated by the synthetic fuel production. The synthetic fuel tax credits available under the Internal Revenue Code expired as of December 31, 2007 and Spicer ceased operations at that time. At December 31, 2008 and 2007, the carrying value of the investment was zero.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163.2 million. The Company recognized interest income on the Notes of $9.5 million, $9.4 million and $9.4 million during 2008, 2007 and 2006 respectively. Other affiliates of the Company are holders of the same class of securities.

On December 15, 2005, the Company acquired 5.02% Senior Promissory Notes due December 15, 2010, issued by AGC Life at a cost of $116.0 million. The Company recognized interest income on the Notes of $5.8 million, $5.8 million and $5.8 million during 2008, 2007 and 2006 respectively.

Effective May 31, 2006, ownership of American General Securities, Inc. ("AGSI") was transferred from American General Equity Services Corp., a wholly owned subsidiary of the Company, to AIG Advisor Group, Inc., an indirect wholly owned subsidiary of AIG, through a series of related party dividends and contributions within AIG-owned companies.

On September 25, 2006, the Company purchased 27 percent of an unaffiliated mortgage loan at its estimated fair market value of $8.8 million, from SunAmerica Life Insurance Company (an affiliate), which included a purchase premium of $0.5 million.

On September 28, 2007, the Company purchased two commercial real estate properties and partnership interests in another commercial real estate property from affiliated companies. The intent of the transactions was to consolidate and simplify the ownership structure of real estate located in the AIG office complex in Houston, Texas and occupied in part by AIG affiliates. The property interests were purchased with cash at market value, based upon independent third-party investment value appraisals of the buildings and land. The Company previously held a 1.91% interest in a partnership, 2929 Allen Parkway LP, whose assets consisted primarily of an office tower and land. The Company purchased all of the remaining interests in the partnership from affiliates. The Company dissolved the partnership and took direct ownership of the real estate on December 31, 2007.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


As of September 28, 2007, AIG Global Real Estate Investment Corp. (an affiliate), assumed $91.8 million of commercial mortgage loans from the Company. These mortgage loans had previously been unaffiliated.

15. Variable Interest Entities

FASB "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN 46R") provides the guidance for the determination of consolidation for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk which would allow the entity to finance its activities without additional subordinated financial support. FIN 46R recognizes that consolidation based on majority voting interest should not apply to these VIEs. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company primarily determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company's total off balance sheet exposure associated with VIEs was $71.7 million and $107.2 million at December 31, 2008 and 2007, respectively.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its significant variable interests in consolidated VIEs:

                                                             At December 31,
                                              --------------------------------------------------------------
                                                 VIE Assets      VIE Liabilities  Off-Balance Sheet Exposure
                                              ----------------- ----------------- --------------------------
                                                2008     2007     2008     2007   2008          2007
                                              -------- -------- -------- -------- ----          ----
                                                             (In Thousands)
Castle 1 Trust............................... $971,595 $969,371 $574,485 $615,321 $--           $--

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                 Maximum Exposure to Loss
                                              -------------------------------
                                              On-Balance Off-Balance
                                                Sheet       Sheet
                                              ---------- -----------
                                              Purchased
                                                 and     Commitments
                                   Total VIE   Retained      and
                                    Assets    Interests  Guarantees   Total
                                  ----------- ---------- ----------- --------
December 31, 2008................               (In Thousands)
Real estate and investment funds. $ 3,714,083  $398,333   $ 71,670   $470,003
CLOs/CDOs........................     719,592   164,596         --    164,596
Maiden Lane II...................  19,190,000   274,733         --    274,733
                                  -----------  --------   --------   --------
Total............................ $23,623,675  $837,662   $ 71,670   $909,332
                                  ===========  ========   ========   ========
December 31, 2007
Real estate and investment funds. $ 7,549,693  $618,067   $107,172   $725,239
CLOs/CDOs........................     332,557   193,382         --    193,382
                                  -----------  --------   --------   --------
Total............................ $ 7,882,250  $811,449   $107,172   $918,621
                                  ===========  ========   ========   ========

Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Company's consolidated balance sheet as follows:

                                                           At December 31,
                                                 -------------------------------------
                                                 Consolidated VIEs Unconsolidated VIEs
                                                 ----------------- -------------------
                                                   2008     2007     2008      2007
                                                 -------- -------- --------  --------
Assets:.........................................           (In Thousands)
   Cash......................................... $107,282 $102,226 $     --  $     --
   Restricted cash..............................   48,701   20,025       --        --
   Available for sale securities................       --       --  164,596   193,382
   Trading securities (Maiden Lane II, in 2008).       --       --  274,733        --
   Aircraft.....................................  791,506  841,081       --        --
   Other invested assets........................   17,038       --  398,333   618,067
   Other asset accounts.........................    7,068    6,039       --        --
                                                 -------- -------- --------  --------
Total assets.................................... $971,595 $969,371 $837,662  $811,449
                                                 ======== ======== ========  ========
Liabilities:
   Other long-term debt......................... $462,306 $527,299 $     --  $     --
   Derivative liabilities.......................       --    7,999       --        --
   Other liabilities............................  112,179   80,023       --        --
                                                 -------- -------- --------  --------
Total liabiilties............................... $574,485 $615,321 $     --  $     --
                                                 ======== ======== ========  ========

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the NY Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 6 for details regarding the terms of the sale of the RMBS to ML II.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

Real Estate and Investment Funds

The Company is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

CLOs/CDOs

The Company invests in collateralized debt obligations ("CDO") or collateralized loan obligations ("CLO"). In CDO and CLO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

Mortgage Backed Securities

The Company is a passive investor in mortgage backed securities primarily issued by domestic entities that are typically structured as a Qualifying Special Purpose Entity ("QSPE"). The Company does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, the Company has not included these entities in the above table. As the non-sponsor and non-transferor, the Company does not have the information needed to conclusively verify that these entities are QSPEs. The Company's maximum exposure is limited to its investment in securities issued by these entities and is not the primary beneficiary of the overall entity activities. The fair value of the Company's investment in mortgage backed securities is disclosed in Note 3.

16.Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

17.Subsequent Events

During February 2009, the Company received a $720 million capital contribution from its immediate parent, AGC Life Insurance Company. The capital contribution received includes a $670 million pass through contribution payable to the Company's subsidiary, VALIC.

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the Treasury Department pursuant to which, among other things, the Treasury Department exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the Treasury Department in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the Treasury Department pursuant to which, among other things, AIG issued and sold to the Treasury Department 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the Treasury Department has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as
(i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the Treasury Department in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the Treasury Department provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the Treasury Department, in its sole discretion, under the terms of such financial assistance.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the Treasury Department, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management believes this could have a material effect upon the Company and its operations.

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (20)

     (2)  Form of Selling Group Agreement. (21)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this Registration Statement).

(d)  Contracts.

     (1) Specimen form of the "Corporate Investor Select" Flexible Premium Variable Universal Life Insurance Policy, Policy Form No. 08301. (33)

     (2) Specimen form of Return of Premium Death Benefit Rider, Form No. 95150. (30)

     (3) Specimen form of Term Life Insurance Benefit Rider Providing Annually Renewable Term Insurance, Form No. 07017. (33)

     (4)  Form of Overloan Protection Rider, Form No. 07620. (29)

(e)  Applications.

     (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC100565-2006. (30)

     (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC100566-2006. (30)

     (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC103319-2008 Rev0409. (Filed herewith)

     (4)  Specimen form of Service Request Form, Form No. AGLC103381. (33)

     (5)  Form of Cash Disbursement Request Form, Form No. AGLC0109 Rev0904.
          (25)

     (6)  Form of Assignment Form, Form No. AGLC0205 Rev0904. (25)

     (7) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (25)

     (8)  Form of Name and Address Change Form, Form No. AGLC0222 Rev0904. (25)

     (9)  Form of Change of Ownership Form, Form No. AGLC0013 Rev0705. (25)

     (10) Form of Cash Surrender Request Form, Form No. AGLC0112 Rev0403. (25)

     (11) Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0904. (25)

     (12) Specimen form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-2006. (30)

     (13) Specimen form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-2006. (30)

     (14) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (25)

     (15) Form of In-Force Change Application Form, Form No. AGLC 100386-2002.
          (25)

     (16) Form of Service Request Form, Form No. AGLC0107 0904. (25)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

     (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

     (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (28)

     (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (28)

     (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (28)

     (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (28)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

     (1)(b) Form of Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
             (14)

     (1)(c) Form of Amendment No. 6 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
             (22)

     (1)(d) Form of Amendment No. 10 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (30)

     (1)(e) Form of Amendment No. 13 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (33)

     (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (13)

     (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (12)

     (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (24)

     (4)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc.
             (15)

     (5)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (31)

     (5)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (33)

     (6)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (23)

     (6)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of March 31, 2006. (26)

     (6)(c) Form of Amendment No. 4 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (30)

     (6)(d) Form of Amendment No. 5 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (32)

     (7)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (15)

     (7)(b) Form of Amendment No. 6 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (30)

     (7)(c) Form of Amendment No. 9 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (33)

     (8)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

     (8)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (15)

     (8)(c) Form of Amendment No. 12 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (30)

     (8)(d) Form of Amendment No. 15 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (33)

     (8)(e) Form of Letter Amendment to the Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (28)

     (9)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (12)

     (9)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (12)

     (9)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (27)

     (9)(d) Form of Amendment No. 2 to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (30)

     (10)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (17)

     (10)(b) Form of Amendment No. 3 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (30)

     (10)(c) Form of Amendment No. 5 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (33)

     (11)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (15)

     (11)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC. (25)

     (12)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (23)

     (12)(b) Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (25)

     (12)(c) Form of Amendment No. 2 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (30)

     (12)(d) Form of Amendment No. 4 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (32)

     (12)(e) Form of Amendment No. 5 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (33)

     (13)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company.
             (6)

     (13)(b) Form of Amendment No. 3 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company dated October 1, 2007. (32)

     (14)(a) Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (16)

     (14)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (24)

     (14)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (19)

     (15)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (9)

     (15)(b) First Amendment to Participation Agreement among The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (7)

     (15)(c) Form of Second Amendment to Participation Agreement among The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (15)

     (15)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, North American Funds Variable Product Series I (formerly American General Series Portfolio Company), American General Distributors, Inc. (formerly American General Securities Incorporated) and American General Life Insurance Company. (14)

     (15)(e) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, VALIC Company I (formerly North American Funds Variable Product Series I), American General Equity Services Corporation (formerly American General Distributors, Inc.) and American General Life Insurance Company.
             (19)

     (15)(f) Form of Amendment Ten to Participation Agreement by and between The Variable Annuity Life Insurance Company, AIG Retirement Company I (formerly VALIC Company I), American General Equity Services Corporation and American General Life Insurance Company. (33)

     (16)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

     (16)(b) Amendment Number 1 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (7)

     (16)(c) Form of Amendment Number 6 to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated.
             (14)

     (16)(d) Form of Amendment Number 8 to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (4)

     (16)(e) Form of Amendment Number 12 to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Equity Services Corporation.
             (30)

     (16)(f) Form of Amendment Number 15 to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Equity Services Corporation.
             (33)

     (17)(a) Form of Participation Agreement by and among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (15)

     (17)(b) Form of Third Amendment to Participation Agreement by and among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (30)

     (17)(c) Form of Sixth Amendment to Participation Agreement by and among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (33)

     (18)(a) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (24)

     (19)(a) Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (13)

     (20)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (15)

     (21)(a) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (27)

     (22)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (15)

     (22)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (27)

     (23)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (10)

     (23)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (18)

     (23)(c) Form of Amendment No. 7 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC. (30)

     (23)(d) Form of Amendment No. 8 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC. (32)

     (24)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (15)

     (25)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (12)

     (26)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (17)

     (26)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (25)

     (26)(c) Form of Amendment No. 3 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (30)

     (26)(d) Form of Amendment No. 5 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (33)

     (27)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC.
             (15)

     (27)(b) Form of Amendment No. 1 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management LLC. (34)

     (28)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (15)

     (29)(a) Form of Marketing and Administrative Services Support Agreement between American General Life Insurance Company and Putnam Retail Management Limited Partnership. (26)

     (30)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company.
             (16)

     (30)(b) Form of Amendment No. 4 to Administrative Services Agreement by and between AIG SunAmerica Asset Management Corp. and American General Life Insurance Company. (30)

     (30)(c) Form of Amendment No. 7 to Administrative Services Agreement by and between AIG SunAmerica Asset Management Corp. and American General Life Insurance Company. (33)

     (31)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000. (17)

     (31)(b) Form of Amendment No. 6 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company. (30)

     (31)(c) Form of Amendment No. 9 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company. (33)

     (32)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and American General Life Insurance Company. (28)

     (33)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (28)

     (34)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company. (28)

     (35)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and American General Life Insurance Company. (28)

     (36)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (28)

     (37)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company.
             (28)

     (38)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (28)

     (39)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (28)

     (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company. (28)

     (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (28)

     (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (28)

     (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and American General Life Insurance Company. (28)

     (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American General Life Insurance Company. (28)

     (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (28)

     (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and American General Life Insurance Company. (28)

     (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and American General Life Insurance Company. (28)

     (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American General Life Insurance Company. (28)

(i)  Administrative Contracts.

     (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
             (11)

     (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (11)

     (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (11)

     (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (11)

     (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (11)

     (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (11)

     (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (24)

(j)  Other Material Contracts. None.

(k)  Legal Opinion.

     (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (33)

(l)  Actuarial Opinion.

     (1) Opinion and Consent of American General Life Insurance Company's actuary. (33)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2009. (34)

----------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(8) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(10) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(11) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(12) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(13) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(14) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(15) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(16) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(17) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(18) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(19) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(20) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(21) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(22) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(23) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(24) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(25) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(26) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(27) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

(28) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(29) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-143072) of American General Life Insurance Company Separate Account VL-R filed on May 18, 2007.

(30) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-143072) of American General Life Insurance Company Separate Account VL-R filed on August 22, 2007.

(31) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(32) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153068) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.

(33) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153093) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.

(34) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2009.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

    NAME AND PRINCIPAL                         POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS                        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
Rodney O. Martin, Jr.       Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff         Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong          Director, President-AIG Benefit Solutions Profit Center and Chief
3600 Route 66               Executive Officer-AIG Benefit Solutions Profit Center
Neptune, NJ 07754-1580

Mary Jane B. Fortin         Director, Senior Executive Vice President, Chief Financial Officer and
2929 Allen Parkway          Chief Administrative Officer
Houston, TX 77019

Richard A. Hollar           Director, President-Life Profit Center and Chief Executive Officer-Life
2929 Allen Parkway          Profit Center
Houston, TX 77019

Royce G. Imhoff, II         Director, President-Independent Distribution and Chief Executive
2929 Allen Parkway          Officer-Independent Distribution
Houston, TX 77019

David W. O'Leary            Director, President-Specialty Markets Group and Chief Executive
2929 Allen Parkway          Officer-Specialty Markets Group
Houston, TX 77019

Gary D. Reddick             Director
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift        Director
2929 Allen Parkway
Houston, TX 77019

    NAME AND PRINCIPAL                         POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS                        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
James W. Weakley            Director and Executive Vice President-Strategic Growth Initiatives
2929 Allen Parkway
Houston, TX 77019

Matthew E. Winter           Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman               President-Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Ronald J. Harris            President-Matrix Direct
9640 Granite Ridge Drive
San Diego, CA 92123

Dennis Roberts              President-Independent Agency Group
2929 Allen Parkway
Houston, TX 77019

Richard C. Schuettner       President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                 President-Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele            President-Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don M. Ward                 President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson          Executive Vice President and Chief Information Officer
2929 Allen Parkway
Houston, TX 77019

Rodney N. Hook              Executive Vice President-AIG Benefit Solutions Profit Center and Chief
3600 Route 66               Risk Officer-AIG Benefit Solutions Profit Center
Neptune, NJ 07754

    NAME AND PRINCIPAL                         POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS                        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
Kyle L. Jennings            Executive Vice President, General Counsel and Secretary
2929 Allen Parkway
Houston, TX 77019

Patricia H. Miller          Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Gary Parker                 Executive Vice President and Chief Product Officer
2929 Allen Parkway
Houston, TX 77019

Dan E. Trudan               Executive Vice President and Chief Operations Officer
2929 Allen Parkway
Houston, TX 77019

Steven D. Anderson          Senior Vice President-Life Profit Center & Independent Distribution and
2929 Allen Parkway          Chief Financial Officer-Life Profit Center & Independent Distribution
Houston, TX 77019

Erik A. Baden               Senior Vice President-Strategic Marketing and Business Development
2929 Allen Parkway
Houston, TX 77019

Wayne A. Barnard            Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein         Senior Vice President and Chief and Appointed Actuary
2727-A Allen Parkway
Houston, TX 77019

J. Thomas Burkhard          Senior Vice President - Chief Operating Officer, Life Profit Center
2929 Allen Parkway
Houston, TX 77019

Don Cummings                Senior Vice President and Chief Accounting Officer
2727-A Allen Parkway
Houston, TX 77019

James A. Galli              Senior Vice President and Chief Business Development Officer
70 Pine Street
New York, NY 10270

    NAME AND PRINCIPAL                         POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS                        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
Robert M. Goldbloom         Senior Vice President-Terminal Funding Annuities
70 Pine Street
New York, NY 10270

William F. Guterding        Senior Vice President
70 Pine Street
New York, NY 10270

Robert F. Herbert, Jr.      Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Althea R. Johnson           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy             Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frank A. Kophamel           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Charles L. Levy             Senior Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Edmund D. McClure           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

    NAME AND PRINCIPAL                         POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS                        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
Richard D. McFarland        Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien         Senior Vice President, Chief Marketing Officer - Independent Agency Group
2929 Allen Parkway
Houston, TX 77019

John W. Penko               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frederic R. Yopps           Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Chris N. Aiken              Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Chris Ayers                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon             Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel              Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael B. Boesen           Vice President
2727-A Allen Parkway
Houston, TX 77019

    NAME AND PRINCIPAL                         POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS                        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
Timothy H. Bolden           Vice President, Chief Compliance Officer and Deputy General Counsel
2727-A Allen Parkway
Houston, TX 77019

Laura J. Borowski           Vice President
750 West Virginia St.
Milwaukee, WI 53204

James B. Brown              Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield        Vice President
3600 Route 66
Neptune, NJ 07754

Valerie A. Childrey         Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs              Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi            Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia             Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack          Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan          Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi         Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

    NAME AND PRINCIPAL                         POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS                        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
Patrick S. Froze            Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Brad J. Gabel               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Liza Glass                  Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace                Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette         Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer        Vice President
3051 Hollis Drive
Springfield, IL 62704

Daniel J. Gutenberger       Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Joel H. Hammer              Vice President
70 Pine Street
New York, NY 10270

D. Leigh Harrington         Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig              Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

    NAME AND PRINCIPAL                         POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS                        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
Stephen D. Howard           Vice President
2727-A Allen Parkway
Houston, TX 77019

Janna M. Hubble             Vice President
2929 Allen Parkway
Houston, TX 77019

Donald E. Huffner           Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Walter P. Irby              Vice President-Specialty Marketing Group and Chief Financial
2929 Allen Parkway          Officer-Specialty Marketing Group
Houston, TX 77019

Sharla A. Jackson           Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Michael J. Krugel           Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Robert J. Ley               Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Gwendolyn J. Mallett        Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask               Vice President, Real Estate Investment Officer and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall            Vice President
2727-A Allen Parkway
Houston, TX 77019

Beverly A. Meyer            Vice President
750 West Virginia Street
Milwaukee, WI 53204

    NAME AND PRINCIPAL                         POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS                        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
Candace A. Michael          Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio               Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller            Vice President
3051 Hollis Drive
Springfield, IL 62704

Craig A. Mitchell           Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Michael R. Murphy           Vice President
750 West Virginia Street
Milwaukee, WI 53204

David W. Napoli             Vice President
2727 Allen Parkway
Houston, TX 77019

Carl T. Nichols             Vice President and Medical Director
205 E. 10th Avenue
Amarillo, TX 79101

Deanna D. Osmonson          Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.        Vice President, Real Estate Investment Officer and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lori J. Payne               Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival           Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

    NAME AND PRINCIPAL                         POSITIONS AND OFFICES WITH DEPOSITOR
     BUSINESS ADDRESS                        AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
Andrew J. Rasey             Vice President
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel            Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins               Vice President
175 Water Street
New York, NY 10038

Walter J. Rudecki, Jr.      Vice President
2929 Allen Parkway
Houston, TX 77019

John Rugel                  Vice President
750 West Virginia Street
Milwaukee, WI 53204

Dale W. Sachtleben          Vice President
3051 Hollis Drive
Springfield, IL 62704

Carly Sanchez               Vice President and Chief Diversity Officer
2727 Allen Parkway
Houston, TX 77019

Michael C. Sibley           Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires              Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale A. Stewart             Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS                             AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------   -------------------------------------------------------------------------
Gregory R. Thornton         Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba           Vice President
2929 Allen Parkway
Houston, TX 77019

Sarah Van Beck              Vice President
2727-A Allen Parkway
Houston, TX 77019

Christian D. Weiss          Vice President
3051 Hollis Drive
Springfield, IL 62704

Cynthia P. Wieties          Vice President
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones             Chief Counsel-Product Development and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file Number 001-08787, accession number 0000950123-09-0037734, filed March 2, 2009.

                               SUBSIDIARIES OF AIG

                                                                                                               PERCENTAGE
                                                                                                                OF VOTING
                                                                                                               SECURITIES
                                                                                           JURISDICTION OF       HELD BY
                                                                                          INCORPORATION OR      IMMEDIATE
AS OF DECEMBER 31, 2008                                                                     ORGANIZATION       PARENT/(1)/
-------------------------------------------------------------------------------------   --------------------   -----------
American International Group, Inc./(2)/                                                             Delaware         /(3)/
   AIG Capital Corporation                                                                          Delaware     100
      AIG Capital India Private Limited                                                                India   99.99 /(4)/
         AIG Global Asset Management Company (India) Private Limited                                   India      99 /(5)/
      AIG Consumer Finance Group, Inc.                                                              Delaware     100

                               SUBSIDIARIES OF AIG

                                                                                                               PERCENTAGE
                                                                                                                OF VOTING
                                                                                                               SECURITIES
                                                                                           JURISDICTION OF       HELD BY
                                                                                          INCORPORATION OR      IMMEDIATE
AS OF DECEMBER 31, 2008                                                                     ORGANIZATION       PARENT/(1)/
-------------------------------------------------------------------------------------   --------------------   -----------
         AIG Bank Polska S.A.                                                                         Poland   99.92
         AIG Credit S.A.                                                                              Poland     100
         Compania Financiera Argentina S.A.                                                        Argentina     100
      AIG Credit Corp.                                                                              Delaware     100
         A.I. Credit Consumer Discount Company                                                  Pennsylvania     100
         A.I. Credit Corp.                                                                     New Hampshire     100
         AICCO, Inc.                                                                                Delaware     100
         AICCO, Inc.                                                                              California     100
         AIG Credit Corp. of Canada                                                                   Canada     100
         Imperial Premium Funding, Inc.                                                             Delaware     100
      AIG Equipment Finance Holdings, Inc.                                                          Delaware     100
         AIG Commercial Equipment Finance, Inc.                                                     Delaware     100
            AIG Commercial Equipment Finance Company, Canada                                          Canada     100
         AIG Rail Services, Inc.                                                                    Delaware     100
      AIG Finance Holdings, Inc.                                                                    New York     100
         AIG Finance (Hong Kong) Limited                                                           Hong Kong     100
      AIG Global Asset Management Holdings Corp.                                                    Delaware     100
         AIG Asset Management Services, Inc.                                                        Delaware     100
         AIG Capital Partners, Inc.                                                                 Delaware     100
         AIG Equity Sales Corp.                                                                     New York     100
         AIG Global Investment Corp.                                                              New Jersey     100
         AIG Global Real Estate Investment Corp.                                                    Delaware     100
         AIG Securities Lending Corp.                                                               Delaware     100
         Brazos Capital Management, L.P.                                                            Delaware     100
      American General Finance, Inc.                                                                 Indiana     100
         American General Auto Finance, Inc.                                                        Delaware     100
         American General Finance Corporation                                                        Indiana     100
            Merit Life Insurance Co.                                                                 Indiana     100
            MorEquity, Inc.                                                                           Nevada     100
               Wilmington Finance, Inc.                                                             Delaware     100
            Ocean Finance and Mortgages Limited                                                      England     100
            Yosemite Insurance Company                                                               Indiana     100
               CommoLoCo, Inc.                                                                   Puerto Rico     100
         American General Financial Services of Alabama, Inc.                                       Delaware     100
      International Lease Finance Corporation                                                     California   67.23 /(6)/
   AIG Federal Savings Bank                                                                              USA     100
   AIG Financial Advisor Services, Inc.                                                             Delaware     100
      AIG Global Investment (Luxembourg) S.A.                                                     Luxembourg     100
   AIG Financial Products Corp.                                                                     Delaware     100
      AIG Matched Funding Corp.                                                                     Delaware     100
      Banque AIG S.A.                                                                                 France      90 /(7)/
   AIG Funding, Inc.                                                                                Delaware     100
   AIG Global Trade & Political Risk Insurance Company                                            New Jersey     100
   AIG Israel Insurance Company Ltd.                                                                  Israel   50.01
   AIG Kazakhstan Insurance Company                                                               Kazakhstan      60
   AIG Life Holdings (International) LLC                                                            Delaware     100
      AIG Star Life Insurance Co., Ltd.                                                                Japan     100
      American International Reinsurance Company, Ltd.                                               Bermuda     100

                               SUBSIDIARIES OF AIG

                                                                                                               PERCENTAGE
                                                                                                                OF VOTING
                                                                                                               SECURITIES
                                                                                           JURISDICTION OF       HELD BY
                                                                                          INCORPORATION OR      IMMEDIATE
AS OF DECEMBER 31, 2008                                                                     ORGANIZATION       PARENT/(1)/
-------------------------------------------------------------------------------------   --------------------   -----------
         AIG Edison Life Insurance Company                                                             Japan      90 /(8)/
         American International Assurance Company, Limited                                         Hong Kong     100
         American International Assurance Company (Australia) Limited                              Australia     100
         American International Assurance Company (Bermuda) Limited                                  Bermuda     100
            AIG Life Insurance (Vietnam) Company Limited                                             Vietnam     100
            Tata AIG Life Insurance Company Limited                                                    India      26
         Nan Shan Life Insurance Company, Limited                                                     Taiwan   97.57
   AIG Life Holdings (US), Inc.                                                                        Texas     100
      AGC Life Insurance Company                                                                    Missouri     100
         AIG Annuity Insurance Company                                                                 Texas     100
         AIG Life Holdings (Canada), ULC                                                              Canada     100
            AIG Assurance Canada                                                                      Canada     100
            AIG Life Insurance Company of Canada*                                                     Canada     100
         AIG Life Insurance Company                                                                 Delaware     100
         AIG Life of Bermuda, Ltd.                                                                   Bermuda     100
         American General Bancassurance Services, Inc.                                              Illinois     100
         American General Life and Accident Insurance Company                                      Tennessee     100
            Volunteer Vermont Holdings, LLC                                                          Vermont     100
         American General Life Insurance Company                                                       Texas     100
            AIG Enterprise Services, LLC                                                            Delaware     100
            American General Annuity Service Corporation                                               Texas     100
            American General Life Companies, LLC                                                    Delaware     100
            The Variable Annuity Life Insurance Company                                                Texas     100
               AIG Retirement Services Company                                                         Texas     100
         American General Property Insurance Company                                               Tennessee     100
            American General Property Insurance Company of Florida                                   Florida     100
         American International Life Assurance Company of New York                                  New York     100
         The United States Life Insurance Company in the City of New York                           New York     100
      American General Assurance Company                                                            Illinois     100
         American General Indemnity Company                                                         Illinois     100
      American General Investment Management Corporation                                            Delaware     100
      American General Realty Investment Corporation                                                   Texas     100
      Knickerbocker Corporation                                                                        Texas     100
   AIG Life Insurance Company (Switzerland) Ltd.                                                 Switzerland     100
   AIG Liquidity Corp.                                                                              Delaware     100
   AIG Privat Bank AG*                                                                           Switzerland     100
   AIG Property Casualty Group, Inc.                                                                Delaware     100
      AIG Commercial Insurance Group, Inc.                                                          Delaware     100
         AIG Aviation, Inc.                                                                          Georgia     100
         AIG Casualty Company                                                                   Pennsylvania     100
         AIG Commercial Insurance Agency, Inc.                                                    New Jersey     100
         AIG Commercial Insurance Company of Canada                                                   Canada     100
         AIG Risk Management, Inc.                                                                  New York     100
         American Home Assurance Company                                                            New York     100
            AIG General Insurance (Malaysia) Berhad                                                 Malaysia     100
            AIG Hawaii Insurance Company, Inc.                                                        Hawaii     100
               American Pacific Insurance Company, Inc.                                               Hawaii     100
            American International Realty Corp.                                                     Delaware    31.5 /(9)/

                               SUBSIDIARIES OF AIG

                                                                                                               PERCENTAGE
                                                                                                                OF VOTING
                                                                                                               SECURITIES
                                                                                           JURISDICTION OF       HELD BY
                                                                                          INCORPORATION OR      IMMEDIATE
AS OF DECEMBER 31, 2008                                                                     ORGANIZATION       PARENT/(1)/
-------------------------------------------------------------------------------------   --------------------   -----------
            Pine Street Real Estate Holdings Corp.                                             New Hampshire   31.47 /(10)/
            Transatlantic Holdings, Inc.                                                            Delaware   33.24 /(11)/
               Transatlantic Reinsurance Company                                                    New York     100
                  Putnam Reinsurance Company                                                        New York     100
                  Trans Re Zurich                                                                Switzerland     100
         Audubon Insurance Company                                                                 Louisiana     100
            Agency Management Corporation                                                          Louisiana     100
               The Gulf Agency, Inc.                                                                 Alabama     100
            Audubon Indemnity Company                                                            Mississippi     100
         Commerce and Industry Insurance Company                                                    New York     100
            American International Insurance Company                                                New York      75 /(12)/
               AIG Advantage Insurance Company                                                     Minnesota     100
               American International Insurance Company of California, Inc.                       California     100
               American International Insurance Company of New Jersey                             New Jersey     100
         The Insurance Company of the State of Pennsylvania                                     Pennsylvania     100
         Landmark Insurance Company                                                               California     100
         National Union Fire Insurance Company of Pittsburgh, Pa                                Pennsylvania     100
            AIG Domestic Claims, Inc.                                                               Delaware     100
            AIG Excess Liability Insurance Company Ltd.                                             Delaware     100
               AIG Excess Liability Insurance International Limited                                  Ireland     100
            American International Specialty Lines Insurance Company                                Illinois      70 /(13)/
            Lexington Insurance Company                                                             Delaware      70 /(14)/
               AIG Centennial Insurance Company                                                 Pennsylvania     100
                  AIG Auto Insurance Company of New Jersey                                        New Jersey     100
                  AIG Preferred Insurance Company                                               Pennsylvania     100
                  AIG Premier Insurance Company                                                 Pennsylvania     100
                     AIG Indemnity Insurance Company                                            Pennsylvania     100
               JI Accident & Fire Insurance Company, Ltd.                                              Japan      50
            National Union Fire Insurance Company of Louisiana                                     Louisiana     100
            National Union Fire Insurance Company of Vermont                                         Vermont     100
            21st Century Insurance Group                                                            Delaware      32 /(15)/
               21st Century Casualty Company                                                      California     100
               21st Century Insurance Company                                                     California     100
               21st Century Insurance Company of the Southwest                                         Texas     100
            United Guaranty Corporation                                                       North Carolina   45.88 /(16)/
               A.I.G. Mortgage Holdings Israel, Ltd.                                                  Israel     100
                  E.M.I. - Ezer Mortgage Insurance Company Ltd.                                       Israel     100
            AIG United Guaranty Agenzia di Assicurazione S.R.L                                         Italy     100
            AIG United Guaranty Insurance (Asia) Limited                                           Hong Kong     100
            AIG United Guaranty Mexico, S.A.                                                          Mexico     100
            AIG United Guaranty Mortgage Insurance Company Canada                                     Canada     100
            AIG United Guaranty Re Limited                                                           Ireland     100
            United Guaranty Insurance Company                                                 North Carolina     100
            United Guaranty Mortgage Insurance Company                                        North Carolina     100
            United Guaranty Mortgage Insurance Company of North Carolina                      North Carolina     100
            United Guaranty Partners Insurance Company                                               Vermont     100
            United Guaranty Residential Insurance Company                                     North Carolina   75.03 /(17)/
               United Guaranty Credit Insurance Company                                       North Carolina     100

                               SUBSIDIARIES OF AIG

                                                                                                               PERCENTAGE
                                                                                                                OF VOTING
                                                                                                               SECURITIES
                                                                                           JURISDICTION OF       HELD BY
                                                                                          INCORPORATION OR      IMMEDIATE
AS OF DECEMBER 31, 2008                                                                     ORGANIZATION       PARENT/(1)/
-------------------------------------------------------------------------------------   --------------------   -----------
               United Guaranty Commercial Insurance Company of North Carolina                 North Carolina     100
               United Guaranty Mortgage Indemnity Company                                     North Carolina     100
            United Guaranty Residential Insurance Company of North Carolina                   North Carolina     100
            United Guaranty Services, Inc.                                                    North Carolina     100
         New Hampshire Insurance Company                                                        Pennsylvania     100
            American International Pacific Insurance Company                                        Colorado     100
            American International South Insurance Company                                      Pennsylvania     100
            Granite State Insurance Company                                                     Pennsylvania     100
            Illinois National Insurance Co.                                                         Illinois     100
            New Hampshire Indemnity Company, Inc.                                               Pennsylvania     100
               AIG National Insurance Company, Inc.                                                 New York     100
            New Hampshire Insurance Services, Inc.                                             New Hampshire     100
         Risk Specialists Companies, Inc.                                                           Delaware     100
      AIG Marketing, Inc.                                                                           Delaware     100
      American International Insurance Company of Delaware                                          Delaware     100
      Hawaii Insurance Consultants, Ltd.                                                              Hawaii     100
      HSB Group, Inc.*                                                                              Delaware     100
          The Hartford Steam Boiler Inspection and Insurance Company                             Connecticut     100
            The Hartford Steam Boiler Inspection and Insurance Company of Connecticut            Connecticut     100
            HSB Engineering Insurance Limited                                                        England     100
               The Boiler Inspection and Insurance Company of Canada                                  Canada     100
   AIG Retirement Services, Inc.                                                                    Delaware     100
      SunAmerica Life Insurance Company                                                              Arizona     100
            AIG SunAmerica Life Assurance Company                                                    Arizona     100
               AIG SunAmerica Asset Management Corp.                                                Delaware     100
                  SunAmerica Capital Services, Inc.                                                 Delaware     100
         SunAmerica Investments, Inc.                                                                Georgia     100
            AIG Advisor Group, Inc.                                                                 Maryland     100
               SagePoint Financial Advisors, Inc.                                                   Delaware     100
               Advantage Capital Corporation                                                        New York     100
               American General Securities Incorporated                                                Texas     100
               Financial Service Corporation                                                        Delaware     100
                  FSC Securities Corporation                                                        Delaware     100
               Royal Alliance Associates, Inc.                                                      Delaware     100
         First SunAmerica Life Insurance Company                                                    New York     100
   AIG Global Services, Inc.                                                                   New Hampshire     100
   AIG Trading Group Inc.                                                                           Delaware     100
      AIG International Inc.                                                                        Delaware     100
   AIU Holdings LLC                                                                                 Delaware     100
      AIG Central Europe & CIS Insurance Holdings Corporation                                       Delaware     100
         AIG Bulgaria Insurance Company EAD                                                         Bulgaria     100
         AIG Czech Republic pojistovna, a.s                                                   Czech Republic     100
      AIG Egypt Insurance Company S.A.E.                                                               Egypt   94.98
      AIG Memsa Holdings, Inc.                                                                      Delaware     100
         AIG Hayleys Investment Holdings (Private) Ltd.                                            Sri Lanka      80
            Hayleys AIG Insurance Company Limited                                                  Sri Lanka     100
         AIG Iraq, Inc.                                                                             Delaware     100
         AIG Lebanon S.A.L                                                                           Lebanon     100

                               SUBSIDIARIES OF AIG

                                                                                                               PERCENTAGE
                                                                                                                OF VOTING
                                                                                                               SECURITIES
                                                                                           JURISDICTION OF       HELD BY
                                                                                          INCORPORATION OR      IMMEDIATE
AS OF DECEMBER 31, 2008                                                                     ORGANIZATION       PARENT/(1)/
-------------------------------------------------------------------------------------   --------------------   -----------
         AIG Libya, Inc.                                                                            Delaware     100
         AIG Sigorta A.S                                                                              Turkey     100
         Tata AIG General Insurance Company Limited                                                    India      26
      AIU Africa Holdings, Inc.                                                                     Delaware     100
         AIG Kenya Insurance Company Limited                                                           Kenya   66.67
      AIU Insurance Company                                                                         New York     100
         AIG General Insurance Company China Limited                                                   China     100
         AIG General Insurance (Taiwan) Co., Ltd.                                                     Taiwan     100
      American International Underwriters Corporation                                               New York     100
         AIG Takaful-Enaya B.S.C.(c)                                                                 Bahrain     100
         American International Insurance Company of Puerto Rico                                 Puerto Rico     100
         Arabian American Insurance Company (Bahrain) E.C                                            Bahrain     100
         La Meridional Compania Argentina de Seguros S.A.                                          Argentina     100
         La Seguridad de Centroamerica, Compania de Seguros S.A.                                   Guatemala     100
         Richmond Insurance Company Limited                                                          Bermuda     100
         Underwriters Adjustment Company, Inc.                                                        Panama     100
      American International Underwriters Overseas, Ltd.                                             Bermuda     100
         A.I.G. Colombia Seguros Generales S.A.                                                     Colombia      94 /(18)/
         AIG Brasil Companhia de Seguros S.A.                                                         Brazil    98.2 /(19)/
         AIG Europe, S.A.                                                                             France     100 /(20)/
         AIG Ireland Limited                                                                         Ireland     100
         AIG General Insurance (Thailand) Ltd.                                                      Thailand     100
         AIG General Insurance (Vietnam) Company Limited                                             Vietnam     100
         AIG MEMSA Insurance Company Limited                                            United Arab Emirates     100
         AIG UK Holdings Limited                                                                     England   61.75 /(21)/
            AIG Germany Holding GmbH                                                                 Germany     100
               Wurttembergische und Badische Versicherungs-AG                                        Germany     100
                  DARAG Deutsche Versicherungs-und Ruckversicherungs-
                  Aktiengesellschaft*                                                                Germany     100
            AIG UK Financing Limited                                                                 England     100
               AIG UK Sub Holdings Limited                                                           England     100
                  AIG UK Limited                                                                     England     100
                    AIG UK Services Limited                                                          England     100
      AIU North America, Inc.                                                                       New York     100
   American Life Insurance Company                                                                  Delaware     100
      AIG Life Bulgaria Zhivotozastrahovatelno Druzhestvo AD                                        Bulgaria     100
      ALICO, S.A.                                                                                     France     100
      First American Polish Life Insurance & Reinsurance Company, S.A.                                Poland     100
      Inversiones Interamericana S.A.                                                                  Chile   99.99
      Pharaonic American Life Insurance Company                                                        Egypt   74.87 /(22)/
   American Security Life Insurance Company, Ltd.                                               Lichtenstein     100
   Delaware American Life Insurance Company                                                         Delaware     100
   Mt. Mansfield Company, Inc.                                                                       Vermont     100
   The Philippine American Life and General Insurance Company                                the Philippines   99.78
      Pacific Union Assurance Company                                                             California     100
      Philam Equitable Life Assurance Company, Inc.                                          the Philippines      95
      Philam Insurance Company, Inc.                                                         the Philippines     100

----------
(*) In connection with AIG's asset disposition plan, through February 18, 2009, AIG has entered into contracts to sell AIG Privat Bank AG, DARAG Deutsche Versicherungs-und Ruckversicherungs-Aktiengesellschaft, HSB Group, Inc., and AIG Life Insurance Company of Canada.

/(1)/  Percentages include directors' qualifying shares.

/(2)/ All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 2, 2009. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

/(3)/ The common stock is owned approximately 10.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.

/(4)/  Also owned 0.01 percent by AIG Global Investment Corp.

/(5)/  Also owned 1 percent by AIG Capital Corporation.

/(6)/ Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.

/(7)/  Also owned 10 percent by AIG Matched Funding Corp.

/(8)/  Also owned 10 percent by a subsidiary of American Life Insurance Company.

/(9)/  Also owned by 11 other AIG subsidiaries.

/(10)/ Also owned by 11 other AIG subsidiaries.

/(11)/ Also owned 25.77 percent by AIG.

/(12)/ Also owned 21 percent by National Union Fire Insurance Company of
       Pittsburgh, Pa., 2 percent by The Insurance Company of the State of Pennsylvania and 2 percent by AIG Casualty Company.

/(13)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(14)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(15)/ Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.

/(16)/ Also owned 35.12 percent by New Hampshire Insurance Company and 19.00 percent by The Insurance Company of the State of Pennsylvania.

/(17)/ Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

/(18)/ Also owned 3.24 percent by American International Underwriters de
       Colombia Ltd.

/(19)/ Also owned 1.8 percent by American Life Insurance Company.

/(20)/ The common stock is owned 8.68 percent by American International
       Underwriters Overseas, Ltd. and 91.32 percent by AIG Europe Holdings Limited.

/(21)/ Also owned 55.1 percent by American International Company, Limited, 2.33 percent by AIG Ireland Limited, 29.97 percent by American International Underwriters Overseas Association and 0.8 percent by New Hampshire Insurance Company.

/(22)/ Also owned 7.5 percent by AIG Egypt Insurance Company.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

CHANGE OF CONTROL OF AIG

On March 4, 2009, AIG issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

As a result of the issuance of the Stock, a change in control of AIG has occurred. The change of control does not in any way alter the Depositor's obligations to its contract owners.

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account D, American General Life Insurance Company Separate Account VA-1 and American General Life Insurance Company Separate Account VA-2, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VUL-2, which both offer interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b)  Management.

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   ---------------------------------------------------------------
Matthew E. Winter        Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire          Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS         AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   ---------------------------------------------------------------
David W. O'Leary         Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings         Executive Vice President, General Counsel and Secretary
2929 Allen Parkway
Houston, TX 77019

Larry Blews              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson       Vice President, Chief Privacy Officer and Anti-Money Laundering
2727 Allen Parkway       Compliance Officer
Houston, TX 77019

T. Clay Spires           Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington        Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Lauren W. Jones          Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                 Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming          Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS         AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   ---------------------------------------------------------------
Barbara J. Moore         Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

                          NET UNDERWRITING     COMPENSATION ON EVENTS
   NAME OF PRINCIPAL        DISCOUNTS AND    OCCASIONING THE DEDUCTION    BROKERAGE        OTHER
      UNDERWRITER            COMMISSIONS      OF A DEFERRED SALES LOAD   COMMISSIONS   COMPENSATION
-----------------------   ----------------   -------------------------   -----------   ------------
American General Equity
Services Corporation              0                      0                    0              0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of April, 2009.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VL-R
                                        (Registrant)

                                    BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT,
                                           TREASURER AND CONTROLLER

                                     AGL - 1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

Signature                                      Title                  Date
----------------------------------   -------------------------   ---------------


RODNEY O. MARTIN, JR.                Director and Chairman       April 30, 2009
----------------------------------   of the Board of Directors
RODNEY O. MARTIN, JR.


MATTHEW E. WINTER                    Director, President and     April 30, 2009
----------------------------------   Chief Executive Officer
MATTHEW E. WINTER


MARY JANE B. FORTIN                  Director, Executive         April 30, 2009
----------------------------------   Vice President and
MARY JANE B. FORTIN                  Chief Financial Officer


M. BERNARD AIDINOFF                  Director                    April 30, 2009
----------------------------------
M. BERNARD AIDINOFF


DAVID R. ARMSTRONG                   Director                    April 30, 2009
----------------------------------
DAVID R. ARMSTRONG


RICHARD A. HOLLAR                    Director                    April 30, 2009
----------------------------------
RICHARD A. HOLLAR


ROYCE G. IMHOFF II                   Director                    April 30, 2009
----------------------------------
ROYCE G. IMHOFF II


DAVID W. O'LEARY                     Director                    April 30, 2009
----------------------------------
DAVID W. O'LEARY

                                     AGL - 2

Signature                                      Title                  Date
----------------------------------   -------------------------   ---------------


GARY D. REDDICK                      Director                    April 30, 2009
----------------------------------
GARY D. REDDICK


CHRISTOPER J. SWIFT                  Director                    April 30, 2009
----------------------------------
CHRISTOPHER J. SWIFT


JAMES W. WEAKLEY                     Director                    April 30, 2009
----------------------------------
JAMES W. WEAKLEY

                                     AGL - 3

                                  EXHIBIT INDEX

ITEM 26. EXHIBITS

(e)(3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC103319-2008 Rev0409.

(n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1